UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

August 5, 2021

Date of Report

(Date of earliest event reported)

Cornerstone OnDemand, Inc.

(Exact name of registrant as specified in its charter)

Commission File Number 001-35098

Delaware	13-4068197
(State or other jurisdiction of incorporation or organization)	(IRS Employer Identification No.)

1601 Cloverfield Blvd.

Suite 620 South

Santa Monica, CA 90404

(Address of principal executive offices, including zip code)

(310) 752-0200

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	CSOD	Nasdaq Stock Market LLC
(Nasdaq Global Select Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐	Emerging growth company

☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 1.01 Entry into a Material Definitive Agreement.

Merger Agreement

On August 5, 2021, Cornerstone OnDemand, Inc., a Delaware corporation (the “Company” or “Cornerstone”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Sunshine Software Holdings, Inc., a Delaware corporation (“Parent”), and Sunshine Software Merger Sub, Inc., a Delaware corporation and an indirect wholly owned subsidiary of Parent (“Merger Sub”), providing for the merger of Merger Sub with and into the Company (the “Merger”), with the Company surviving the Merger as an indirect wholly owned subsidiary of Parent. Parent and Merger Sub were formed by affiliates of Clearlake Capital Partners V, L.P., Clearlake Capital Partners V (Offshore), L.P., Clearlake Capital Partners V (USTE), L.P., Clearlake Capital Partners VI, L.P., Clearlake Capital Partners VI (Offshore), L.P., Clearlake Capital Partners VI (USTE), L.P. and Clearlake Flagship Plus Partners (Master), L.P. (the “Clearlake Funds”).

At the effective time of the Merger (the “Effective Time”), each:

(i)

share of common stock, par value $0.0001 per share, of the Company (the “Shares”) issued and outstanding as of immediately prior to the Effective Time (except for Shares (A) held by the Company (or held in the Company’s treasury); (B) owned by Parent or Merger Sub or any other direct or indirect wholly owned subsidiary of Parent; and (C) any dissenting shares) will be cancelled and cease to exist, and automatically converted into the right to receive cash in an amount equal to $57.50, without interest thereon (the “Per Share Price”), subject to any withholding of taxes required by applicable law;

(ii)

option to purchase Shares (each, a “Company Option”), restricted stock unit award (each, a “Company RSU”) and RSU held by a director of the Company (each, a “Director RSU”) that is unexercised, outstanding and vested as of immediately prior to the Effective Time or that vests solely as a result of the consummation of the transactions contemplated by the Merger Agreement (each, a “Vested Award”) will be cancelled and automatically converted into the right to receive an amount in cash equal to the product of (A) the aggregate number of shares subject to such Vested Award, multiplied by (B) the Per Share Price (or, for each Company Option, the excess, if any, of the Per Share Price over such Company Option’s per share exercise price), subject to any required withholding of taxes; and

(iii)

Company Option and Company RSU (excluding Director RSUs) that is unexercised and outstanding as of immediately prior to the Effective Time that is not a Vested Award (each, an “Unvested Award”) will be cancelled and replaced with a right to receive an amount in cash, without interest, equal to the product of (A) the aggregate number of shares subject to such Unvested Award multiplied by (B) the Per Share Price (or, for each Company Option, the excess, if any, of the Per Share Price over such Company Option’s per share exercise price) subject to any required withholding of taxes (the “Unvested Consideration Amounts”), which Unvested Consideration Amounts will, be made at the same time(s) that the Unvested Awards would have vested in accordance with their terms and will remain subject to the holder of the Unvested Awards remaining in continuous service with Parent, the Surviving Corporation or any of its Subsidiaries through each such vesting date (except, that any terms and conditions relating to accelerated vesting upon a termination of the holder’s employment in connection with or following the Merger shall continue to apply to the Unvested Consideration Amounts). For the avoidance of doubt, any Company Options (whether vested or unvested) with a per share exercise price equal to or greater than the Per Share Price will be cancelled immediately upon the Effective Time without payment or consideration.

Concurrently with the execution of the Merger Agreement, Parent and/or one of its subsidiaries has obtained equity and debt financing commitments for the transactions contemplated by the Merger Agreement. JPMorgan, Bank of America, Ares and certain other financial institutions party to a debt commitment letter delivered to Parent and/or one of its subsidiaries have agreed to provide debt financing for the transactions, subject to the terms and conditions set forth in such commitment letter. In addition, the Clearlake Funds have delivered an equity commitment letter (the “Clearlake Equity Commitment Letter”) to Parent, and the Clearlake Funds and certain other investors (together with the Clearlake Funds, the “Investors”) have provided a preferred equity commitment letter (together with the Clearlake Equity Commitment Letter, the “Equity Commitment Letters”), pursuant to which, upon the terms and subject to the conditions set forth in the Equity Commitment Letters, such Investors have committed to capitalize Parent at the closing of the Merger. The transaction is not subject to a financing condition. In addition and also concurrently with the execution of the Merger Agreement, the Clearlake Funds have entered into a limited guarantee, pursuant to which such funds have agreed to guarantee Parent’s obligation to pay any termination fee, reimburse and indemnify the Company with respect to certain expenses in connection with Parent’s debt financing and pay certain other amounts required under the Merger Agreement.

Consummation of the Merger is subject to certain conditions, including, but not limited to, the: (i) Company’s receipt of the approval of the Company’s stockholders representing a majority of the outstanding Shares (the “Company Required Vote”); (ii) expiration or termination of any waiting periods applicable to the consummation of the Merger under the Hart-Scott-Rodino Antitrust Improvements Act of 1976 and certain other governmental bodies; and (iii) absence of any law order preventing or making illegal the consummation of the Merger.

The Company has made customary representations and warranties in the Merger Agreement and has agreed to customary covenants regarding the operation of the business of the Company and its Subsidiaries prior to the Effective Time. The Merger Agreement also includes covenants requiring the Company not to (i) engage or continue any solicitation, knowing encouragement, knowing facilitation, discussions or negotiations with any persons that may be ongoing with respect to an alternative acquisition proposal, or (ii) solicit, initiate knowingly facilitate, induce, assist or encourage any acquisition proposal or any inquiries, proposals or offers that constitute, or could reasonably be expected to lead to, an alternative acquisition proposal, subject to a customary “fiduciary out” provision that allows the Company, under certain specified circumstances, to provide information to, and participate in discussions and engage in negotiations with, third parties with respect to an alternative acquisition proposal if the Company’s board of directors (the “Company Board”) determines in good faith (after consultation with its financial advisors and outside legal counsel) that such alternative acquisition proposal either (x) constitutes a superior offer or (y) is reasonably likely to lead to a superior offer, and the failure to explore such alternative acquisition proposal would be inconsistent with the directors’ fiduciary duties pursuant to applicable law. The Company has also agreed to convene a meeting of its stockholders for the purpose of obtaining the Company Required Vote.

The Merger Agreement contains certain termination rights for the Company and Parent. Upon termination of the Merger Agreement in accordance with its terms, under specified circumstances, the Company will be required to pay Parent a termination fee. Specifically, if the Merger Agreement is terminated due to (i) the Company accepting a superior offer, (ii) the Company materially breaching its non-solicitation obligations subject to customary cure rights, or (iii) the Company Board’s withdrawal of its recommendation of the Merger, then the termination fee payable by the Company to Parent will be $150,000,000. This termination fee will also be payable if the Merger Agreement is terminated under certain circumstances and prior to such termination, a proposal to acquire more than 50% of the Company’s stock or assets is publicly announced or disclosed and the Company enters into a definitive agreement for, or completes, any transaction involving the acquisition of more than 50% of its stock or assets within twelve months of the termination.

The Merger Agreement further provides that Parent will be required to pay the Company a termination fee of $320,000,000 in the event that the Merger Agreement is terminated under certain specified circumstances. Specifically, this termination fee is payable by Parent to the Company if the Merger Agreement is terminated by the Company following (i) Parent’s failure to consummate the Merger as required pursuant to, and in the circumstances specified in, the Merger Agreement; or (ii) Parent or Merger Sub’s material breach of their representations, warranties or covenants in a manner that would cause the related closing conditions to not be satisfied.

In addition to the foregoing termination rights, and subject to certain limitations, the Company or Parent may terminate the Merger Agreement if the Merger is not consummated by February 5, 2022.

The foregoing description of the Merger Agreement and the transactions contemplated thereby does not purport to be complete, and is subject to, and qualified in its entirety by reference to, the full text of the Merger Agreement, which is attached hereto as Exhibit 2.1 and is incorporated herein by reference.

The Merger Agreement contains representations and warranties by each of Parent, Merger Sub and the Company. These representations and warranties were made solely for the benefit of the parties to the Merger Agreement and (i) should not be treated as categorical statements of fact, but rather as a way of allocating the risk to one of the parties if those statements prove to be inaccurate; (ii) may have been qualified in the Merger Agreement by disclosures that were made to the other party in connection with the negotiation of the Merger Agreement; (iii) may apply contractual standards of “materiality” that are different from “materiality” under applicable securities laws; and (iv) were made only as of the date of the Merger Agreement or such other date or dates as may be specified in the Merger Agreement.

Support Agreements

In connection with the execution of the Merger Agreement, Adam L. Miller, the Co-Chair of the Company Board, and other stockholders party thereto, have entered into a voting and support agreement (the “Miller Support Agreement”), the Clearlake Capital Group, L.P. (“Clearlake”) has entered into a voting and support agreement (the “Clearlake Support Agreement”), Vector Capital Management, L.P. (“Vector”) has entered into voting and support agreement (the “Vector Support Agreement” and, together with the Clearlake Support Agreement, the “Parent Support Agreements”), and SLA CM Chicago Holdings, L.P. and SLA Chicago Co-Invest II, L.P (the “Silver Lake Group” and, together with Mr. Miller, Clearlake and Vector, the “Signing Stockholders”) have entered into a support agreement (the “Silver Lake Support Agreement” and, together with the Miller Support Agreement and the Parent Support Agreements, the “Support Agreements”).

As of July 30, 2021, Signing Stockholders held, in the aggregate, Shares representing approximately 15.65% of the voting power of the outstanding Shares. Under the Support Agreements, the Signing Stockholders have agreed to, during the term of the Support Agreements, vote the Signing Stockholders’ shares of Company Common Stock (i) in favor of the adoption of the Merger Agreement and the approval of the Merger and the other transactions contemplated by the Merger Agreement and/or (ii) against any acquisition proposal or any action or agreement which would reasonably be expected to result in any of the conditions to the Company’s obligations to consummate the Merger as specified in the Merger Agreement not being fulfilled or any alternative acquisition proposals. In addition, the Silverlake Support Agreement requires the Silver Lake Group to support certain amendments to the indenture governing the Company’s convertible notes to facilitate the consummation of the Merger and the financing relating thereto.

The foregoing description of the Support Agreements and the transactions contemplated thereby does not purport to be complete, and is subject to, and qualified in its entirety by reference to, the full text of the Miller Support Agreement which is attached hereto as Exhibit 10.1, the form of Clearlake Support Agreement which is substantially in the form attached hereto as Exhibit 10.2, the form of Vector Support Agreement which is substantially in the form attached hereto as Exhibit 10.3, and the Silver Lake Support Agreement, which is attached hereto as Exhibit 10.4 and Exhibit 10.5, and which is each incorporated herein by reference.

Item 2.02 Results of Operations and Financial Condition.

On August 5, 2021, the Company issued a press release reporting results for the fiscal quarter ended June 30, 2021. The press release is furnished herewith as Exhibit 99.1 and is incorporated herein by reference.

The information set forth under this Item 2.02, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

The attached press release includes a discussion of certain non-GAAP financial measures as well as a reconciliation of such non-GAAP financial measures to the corresponding GAAP financial measures.

Item 5.03 Amendments to Articles of Incorporation or Bylaws.

On August 5, 2021, the Company Board amended the Company’s amended and restated bylaws to provide that the Court of Chancery of the State of Delaware will be the exclusive forum for actions or proceedings brought under Delaware statutory or common law for: (i) any derivative action or proceeding brought on our behalf; (ii) any action asserting a breach of fiduciary duty; (iii) any action asserting a claim against us arising under the Delaware General Corporation Law; (iv) any action regarding the Company’s amended and restated bylaws; (v) any action as to which the Delaware General Corporate Law confers jurisdiction to the Court of Chancery of the State of Delaware; or (vi) any action asserting a claim against the Company that is governed by the internal affairs doctrine. The provisions do not apply to suits brought to enforce a duty or liability created by the Securities Exchange Act, as amended. The Company’s amended and restated bylaws, as amended, further provide that the federal district courts of the United States of America will be the exclusive forum for resolving any complaint asserting a cause of action arising under the Securities Act, as amended.

The foregoing description of the amendment to the Company’s amended and restated bylaws does not purport to be complete and is qualified in its entirety by reference to the text of the amendment of the amended and restated bylaws, which is attached hereto as Exhibit 3.1 and is incorporated herein by reference.

Item 8.01 Other Events.

On August 5, 2021 the Company and Parent issued a joint press release announcing the execution of the Merger Agreement. A copy of the press released is filed as Exhibit 99.2 to this Current Report on Form 8-K and incorporated herein by reference.

Additional Information and Where to Find It

In connection with the proposed transaction, the Company will be filing documents with the SEC, including preliminary and definitive proxy statements relating to the proposed transaction. The definitive proxy statement will be mailed to Company stockholders in connection with the proposed transaction. BEFORE MAKING ANY VOTING DECISION, INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE PRELIMINARY AND DEFINITIVE PROXY STATEMENTS AND ANY OTHER DOCUMENTS TO BE FILED WITH THE SEC IN CONNECTION WITH THE PROPOSED TRANSACTION OR INCORPORATED BY REFERENCE IN THE PROXY STATEMENT WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. Investors and security holders may obtain free copies of these documents (when they are available) and other related documents filed with the SEC at the SEC’s web site at www.sec.gov, on the Company’s website at www.cornerstoneondemand.com or by contacting Company Investor Relations at (310) 526-2531.

Participants in the Solicitation

This communication does not constitute a solicitation of proxy, an offer to purchase, or a solicitation of an offer to sell any securities. Cornerstone and Clearlake and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from Cornerstone stockholders in connection with the proposed transaction. Information about Cornerstone’s directors and executive officers in the proposed transaction will be included in the proxy statement described above. Additional information regarding these individuals is set forth in Cornerstone’s Annual Report on Form 10-K for the fiscal year ended December 30, 2020, the definitive proxy statement on Schedule 14A for Cornerstone’s most recent Annual Meeting of Stockholders held in June 2021, and Cornerstone’s Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2021. To the extent Cornerstone’s directors and executive officers or their holdings of Cornerstone securities have changed from the amounts disclosed in those filings, to Cornerstone’s knowledge, such changes have been or will be reflected on initial statements of beneficial ownership on Form 3 or statements of change in ownership on Form 4 on file with the SEC. These documents are (or, when filed, will be) available free of charge at the SEC’s website at www.sec.gov or at Cornerstone’s website at www.cornerstoneondemand.com.

Forward-Looking Statements

This communication contains forward-looking statements which include, but are not limited to, statements regarding expected timing, completion and effects of the proposed merger. These forward-looking statements are subject to the safe harbor provisions under the Private Securities Litigation Reform Act of 1995. Cornerstone’s expectations and beliefs regarding these matters may not materialize. Actual outcomes and results may differ materially from those contemplated by these forward-looking statements as a result of uncertainties, risks, and changes in circumstances, including but not limited to risks and uncertainties related to: the ability of the parties to consummate the proposed merger, satisfaction of closing conditions precedent to the consummation of the proposed merger, potential delays in consummating the merger, the ability of Cornerstone to timely and successfully achieve the anticipated benefits of the merger and the impact of health epidemics, including the COVID-19 pandemic, on the parties’ respective businesses and the actions the parties may take in response thereto. Additional risks and uncertainties that could cause actual outcomes and results to differ materially from those contemplated by the forward-looking statements are included under the caption “Risk Factors” and elsewhere in Cornerstone’s most recent filings with the SEC, including Cornerstone’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2021 and any subsequent reports on Form 10-K, Form 10-Q or Form 8-K filed with the SEC from time to time and available at www.sec.gov.

The forward-looking statements included in this communication are made only as of the date hereof. Cornerstone assumes no obligation and does not intend to update these forward-looking statements, except as required by law.

Item 9.01. Financial Statements and Exhibits.

Exhibit No.	Description

2.1	Agreement and Plan of Merger, dated as of August 5, 2021, by and among Sunshine Software Holdings, Inc., a Delaware corporation, and Sunshine Software Merger Sub, Inc., a Delaware corporation and wholly owned subsidiary of Sunshine Software Holdings, Inc., and Cornerstone OnDemand, Inc., a Delaware corporation.*

3.1	Amendment to Amended and Restated Bylaws of Cornerstone OnDemand, Inc.

10.1	Voting and Support Agreement, dated as of August 5, 2021, by and among the Company, Sunshine Software Holdings, Inc., Adam L. Miller and other Stockholders party thereto.

10.2	Form of Clearlake Voting and Support Agreement, dated as of August 5, 2021.

10.3	Form of Vector Voting and Support Agreement, dated as of August 5, 2021.

10.4	Support Agreement, dated as of August 5, 2021, by and among the Company, Sunshine Software Holdings, Inc. and SLA CM Chicago Holdings, L.P.

10.5	Support Agreement, dated as of August 5, 2021, by and among the Company, Sunshine Software Holdings, Inc. and SLA Chicago Co-Invest II, L.P.

99.1	Cornerstone OnDemand, Inc. Press Release, dated as of August 5, 2021.

99.2	Cornerstone OnDemand, Inc. Joint Press Release, dated as of August 5, 2021.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

*	Schedules have been omitted pursuant to Item 601(b)(2) of Regulation S-K, but a copy will be furnished supplementally to the Securities and Exchange Commission upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CORNERSTONE ONDEMAND, INC.

By:	/s/ Adam Weiss
ADAM WEISS Chief Administrative Officer & General Counsel

Date: August 5, 2021

EXHIBIT 2.1

AGREEMENT AND PLAN OF MERGER

among:

CORNERSTONE ONDEMAND, INC.,

a Delaware corporation;

SUNSHINE SOFTWARE HOLDINGS, INC.,

a Delaware corporation; and

SUNSHINE SOFTWARE MERGER SUB, INC.,

a Delaware corporation

Dated as of August 5, 2021

TABLE OF CONTENTS

CONTINUED

-ii-

TABLE OF CONTENTS

CONTINUED

-iii-

AGREEMENT AND PLAN OF MERGER

THIS AGREEMENT AND PLAN OF MERGER (“Agreement”) is made and entered into as of August 5, 2021, by and among: Sunshine Software Holdings, Inc., a Delaware corporation (“Parent”); Sunshine Software Merger Sub, Inc., a Delaware corporation and an indirect wholly owned subsidiary of Parent (“Merger Sub”); and Cornerstone OnDemand, Inc., a Delaware corporation (the “Company”). Certain capitalized terms used in this Agreement are defined in Exhibit A.

RECITALS

A. Parent, Merger Sub and the Company intend to effect a merger of Merger Sub into the Company (the “Merger”) in accordance with this Agreement and the DGCL. Upon consummation of the Merger, Merger Sub will cease to exist, and the Company will become an indirect wholly owned subsidiary of Parent (the “Surviving Corporation”).

B. The board of directors of the Company (the “Company Board”) has (i) determined that this Agreement and the Transactions, including the Merger, are advisable and fair to, and in the best interest of, the Company and its stockholders, (ii) agreed that the Merger shall be governed and effected in accordance with the DGCL, (iii) declared it advisable to enter into this Agreement and to consummate the Transactions, including the Merger, (iv) authorized and approved the execution, delivery and performance by the Company of this Agreement and the consummation of the Transactions, including the Merger and (v) subject to the terms and conditions of this Agreement, resolved to recommend that the stockholders of the Company adopt this Agreement and approve the Merger and the Transactions (the “Company Board Recommendation”).

C. The board of directors of each of Parent and Merger Sub have approved this Agreement and declared it advisable for Parent and Merger Sub, respectively, to enter into this Agreement and to consummate the Transactions.

D. Concurrently with the execution and delivery of this Agreement, and as a condition and inducement to the Company’s willingness to enter into this Agreement, Parent and Merger Sub have delivered (a) a limited guaranty (the “Limited Guarantee”) from Clearlake Capital Partners V, L.P., Clearlake Capital Partners V (Offshore), L.P., Clearlake Capital Partners V (USTE), L.P., Clearlake Capital Partners VI, L.P., Clearlake Capital Partners VI (Offshore), L.P., Clearlake Capital Partners VI (USTE), L.P. and Clearlake Flagship Plus Partners (Master), L.P. (collectively, the “Guarantors”), each an Affiliate of Parent, in favor of the Company and pursuant to which, subject to the terms and conditions contained therein, the Guarantors are guaranteeing certain obligations of Parent and Merger Sub in connection with this Agreement and (b) a commitment letter between Parent and the Guarantors, pursuant to which the Guarantors have committed, subject to the terms and conditions thereof, to invest in Parent, directly or indirectly, the cash amount set forth therein.

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E. Concurrently with the execution of this Agreement, and as a condition and inducement to the willingness of the Company, Parent and Merger Sub to enter into this Agreement, each of the securityholders and each of the executive officers and directors of the Company on Schedule I have executed and delivered a stockholder support agreement (the “Company Support Agreement”) and each of the securityholders of the Company on Schedule II have executed and delivered a stockholder support agreement (the “Parent Support Agreement”, and together with the Company Support Agreement, the “Support Agreements”), in each case pursuant to which, among other things, such stockholder parties thereto have agreed to vote all of the Shares owned by them in favor of the Merger and the adoption of this Agreement by the Company, upon the terms and conditions set forth in the applicable Support Agreement.

AGREEMENT

The Parties to this Agreement, intending to be legally bound, agree as follows:

SECTION 1. MERGER TRANSACTION

1.1. Merger of Merger Sub into the Company. Upon the terms and subject to the conditions set forth in this Agreement and in accordance with the DGCL, at the Effective Time, the Company and Parent shall consummate the Merger, whereby Merger Sub shall be merged with and into the Company, and the separate existence of Merger Sub shall cease. The Company will continue as the Surviving Corporation.

1.2. Effect of the Merger. The Merger shall have the effects set forth in this Agreement and in the applicable provisions of the DGCL. Without limiting the generality of the foregoing, and subject thereto, at the Effective Time, except as otherwise agreed pursuant to the terms of this Agreement, all of the property, rights, privileges, powers and franchises of the Company and Merger Sub shall vest in the Surviving Corporation, and all debts, liabilities and duties of the Company and Merger Sub shall become the debts, liabilities and duties of the Surviving Corporation.

1.3. Closing; Effective Time.

(a) Unless this Agreement shall have been terminated pursuant to Section 7, or unless otherwise mutually agreed in writing between the Company, Parent and Merger Sub, the consummation of the Merger (the “Closing”) shall take place by electronic exchange of deliverables as promptly as practicable following, and in any case no later than the third business day after, the satisfaction or waiver (to the extent permitted by applicable Legal Requirements) of the conditions set forth in Section 6 (other than such conditions that by their nature are to be satisfied at the Closing, but subject to the satisfaction or waiver of such conditions at or prior to the Closing). The date on which the Closing occurs is referred to in this Agreement as the “Closing Date.” Notwithstanding the foregoing, if the Marketing Period has not ended at the time of the satisfaction or, to the extent permitted by applicable Legal Requirements, waiver of the conditions set forth in Section 6 (other than those conditions that by their terms are to be satisfied at the Closing, but subject to the satisfaction or waiver of those conditions at or prior to Closing), then the Closing shall occur instead on the date that is the earlier to occur of (i) any business day during the Marketing Period as may be specified by Parent on no less than two (2) business days’ prior notice to the Company and (ii) one (1) business day following the final day of the Marketing Period, in each case, subject to the satisfaction or, to the extent permitted by applicable Legal Requirements, waiver, of the conditions set forth in Section 6 (other than such conditions that by their nature are to be satisfied at the Closing, but subject to the satisfaction or waiver of such conditions at or prior to the Closing).

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(b) Subject to the provisions of this Agreement, as soon as practicable on the Closing Date, the Company and Merger Sub shall file or cause to be filed a certificate of merger with the Secretary of State of the State of Delaware with respect to the Merger, in such form as required by, and executed and acknowledged in accordance with the DGCL. The Merger shall become effective upon the date and time of the filing of such certificate of merger with the Secretary of State of the State of Delaware or such later date and time as is agreed upon in writing by the Parties hereto and specified in the certificate of merger (such date and time, the “Effective Time”).

1.4. Certificate of Incorporation and Bylaws; Directors and Officers. At the Effective Time:

(a) the certificate of incorporation of the Surviving Corporation shall be amended and restated as of the Effective Time to conform to Exhibit B;

(b) the bylaws of the Surviving Corporation shall be amended and restated as of the Effective Time to conform to Exhibit C; and

(c) the directors and officers of the Surviving Corporation immediately after the Effective Time shall be the respective individuals who are designated as directors and officers on Schedule 1.4(c).

1.5. Conversion of Shares.

(a) At the Effective Time, by virtue of the Merger and without any further action on the part of Parent, Merger Sub, the Company or any stockholder of the Company:

(i) any shares of Company Common Stock (each, a “Share”) then held by the Company (or held in the Company’s treasury) shall automatically be canceled and retired and shall cease to exist, and no consideration shall be delivered in exchange therefor;

(ii) each share of Company Common Stock then held by Parent (or an assign thereof) or any Subsidiary of Parent (or an assign thereof) immediately prior to the Effective Time (such shares held by Parent (or an assign thereof) or any Subsidiary of Parent (or an assign thereof), collectively, the “Parent-held Company Shares”) shall remain issued and outstanding as one share of Surviving Corporation Common Stock;

(iii) except as provided in clauses “(i)” and “(ii)” above and subject to Section 1.5(b), each Share then outstanding immediately prior to the Effective Time (other than any Dissenting Shares, as defined below) shall be canceled and cease to exist and be converted into the right to receive $57.50 in cash, without interest (the “Merger Consideration”), subject to any withholding of Taxes required by applicable Legal Requirements in accordance with Section 1.6(e), and shall cease to have any rights with respect thereto, except the right to receive the Merger Consideration in accordance with Section 1.6 without interest; and

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(iv) each share of the common stock, $0.0001 par value per share, of Merger Sub then outstanding immediately prior to the Effective Time shall be converted into one validly issued, fully paid, and non-assessable share of common stock of the Surviving Corporation.

(b) If, between the date of this Agreement and the Effective Time, the outstanding Shares are changed into a different number or class of shares by reason of any stock split, division or subdivision of shares, stock dividend, reverse stock split, consolidation of shares, reclassification, recapitalization or other similar transaction, then the Merger Consideration shall be appropriately adjusted and equitably adjusted, without duplication, to proportionally reflect such change, provided, that nothing in this Section 1.5(b) shall be construed to permit the Company to take any action that is expressly prohibited by the terms of this Agreement.

1.6. Surrender of Certificates; Stock Transfer Books.

(a) Prior to the Effective Time, Parent shall designate a bank or trust company reasonably acceptable to the Company to act as agent (the “Paying Agent”) for the holders of Shares to receive the funds to which holders of such shares shall become entitled pursuant to Section 1.5. The agreement pursuant to which Parent shall appoint the Paying Agent shall be in form and substance reasonably acceptable to the Company. At or prior to the Closing, Parent shall deposit, or shall cause to be deposited with the Paying Agent cash sufficient to make payment of the Merger Consideration payable pursuant to Section 1.5 and Section 1.8 (the total cash deposited with the Paying Agent, the “Payment Fund”). The Payment Fund shall not be used for any other purpose. The Payment Fund shall be invested by the Paying Agent as directed by Parent; provided, that such investments shall be in obligations of or guaranteed by the United States of America in commercial paper obligations rated A-1 or P-1 or better by Moody’s Investors Service, Inc. or Standard & Poor’s Corporation, respectively, in certificates of deposit, bank repurchase agreements or banker’s acceptances of commercial banks with capital exceeding $1 billion, or in money market funds having a rating in the highest investment category granted by a recognized credit rating agency at the time of acquisition or a combination of the foregoing and, in any such case, no such instrument shall have a maturity exceeding three months; provided, further, that no gain or loss thereon shall affect the amounts payable hereunder.

(b) Promptly after the Effective Time (but in no event later than three business days thereafter), the Surviving Corporation shall cause to be mailed to each Person who was, at the Effective Time, a holder of record of any Share (or Shares) entitled to receive the Merger Consideration pursuant to Section 1.5 (which, for the avoidance of doubt, does not include the Parent-held Company Shares) a form of letter of transmittal (which shall be in reasonable and customary form and shall specify that delivery shall be effected, and risk of loss and title to the certificates evidencing such Shares (the “Certificates”) shall pass, only upon proper delivery of the Certificates (or effective affidavits of loss in lieu thereof) to the Paying Agent) and instructions for use in effecting the surrender of the Certificates or Book-Entry Shares pursuant to such letter of transmittal. Upon surrender to the Paying Agent of Certificates (or effective affidavits of loss in lieu thereof) or Book-Entry Shares, together with such letter of transmittal, duly completed and validly executed in accordance with the instructions thereto, and such other documents as may be reasonably required pursuant to such instructions, the holder of such Certificates or Book-Entry Shares shall be entitled to receive in exchange therefor the Merger Consideration for each Share formerly evidenced by such Certificates or Book-Entry Shares, and such Certificates and Book-

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Entry Shares shall then be canceled. No interest shall accrue or be paid on the Merger Consideration payable upon the surrender of any Certificates or Book-Entry Shares for the benefit of the holder thereof. If the payment of any Merger Consideration is to be made to a Person other than the Person in whose name the surrendered Certificates formerly evidencing the Shares is registered on the stock transfer books of the Company, it shall be a condition of payment that the Certificate so surrendered shall be endorsed properly or otherwise be in proper form for transfer and that the Person requesting such payment shall have paid all transfer and other similar Taxes required by reason of the payment of the Merger Consideration to a Person other than the registered holder of the Certificate surrendered, or shall have established to the reasonable satisfaction of the Surviving Corporation that any such Taxes either have been paid or are not applicable. Payment of the applicable Merger Consideration with respect to Book-Entry Shares shall only be made to the Person in whose name such Book-Entry Shares are registered. Until surrendered as contemplated by this Section 1.6(b), each Certificate or Book-Entry Share shall be deemed at any time after the Effective Time to represent only the right to receive upon such surrender the amount of cash, without interest, into which such Shares represented by such Certificate or Book-Entry Share have been converted pursuant to Section 1.5.

(c) At any time following twelve (12) months after the Effective Time, the Surviving Corporation shall be entitled to require the Paying Agent to deliver to it any funds which had been made available to the Paying Agent and not disbursed to holders of Certificates or Book-Entry Shares (including, all interest and other income received by the Paying Agent in respect of all funds made available to it), and, thereafter, such holders shall be entitled to look to the Surviving Corporation (subject to abandoned property, escheat and other similar Legal Requirements) only as general creditors thereof with respect to the Merger Consideration that may be payable upon due surrender of the Certificates or Book-Entry Shares held by them. Neither the Surviving Corporation nor the Paying Agent shall be liable to any holder of Certificates or Book-Entry Shares for the Merger Consideration delivered in respect of such shares to a public official pursuant to any abandoned property, escheat or other similar Legal Requirements. Any amounts remaining unclaimed by such holders at such time at which such amounts would otherwise escheat to or become property of any Governmental Body shall become, to the extent permitted by applicable Legal Requirements, the property of the Surviving Corporation or its designee, free and clear of all claims or interest of any Person previously entitled thereto.

(d) At the close of business on the day of the Effective Time, the stock transfer books of the Company with respect to the Shares shall be closed and thereafter there shall be no further registration of transfers of Shares on the records of the Company. From and after the Effective Time, the holders of the Shares outstanding immediately prior to the Effective Time shall cease to have any rights with respect to such Shares except as otherwise provided herein or by applicable Legal Requirements.

(e) Each of the Surviving Corporation, Parent and Merger Sub shall be entitled to deduct and withhold (or cause the Paying Agent to deduct and withhold) from any cash amounts payable to any holder of Shares, Company Options or RSUs such amounts as it is required by any applicable Tax Legal Requirements to deduct and withhold with respect to Taxes. Each such payor shall take all action that may be necessary to ensure that any such amounts so withheld are timely and properly remitted to the appropriate Governmental Body. If any withholding obligation may be avoided by a payee providing information or documentation to the applicable payor, such payor

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shall use commercially reasonable efforts to request such information from such payee and use commercially reasonable efforts to assist the applicable payee with reducing or obtaining an exemption from such withholding obligation. To the extent that amounts are so withheld and remitted to the appropriate Governmental Body in accordance with applicable Tax Legal Requirements, such amounts so remitted shall be treated for all purposes under this Agreement as having been paid to the Person to whom such amounts would otherwise have been paid.

(f) If any Certificate shall have been lost, stolen or destroyed, upon the making of an affidavit of that fact by the Person claiming such Certificate to be lost, stolen or destroyed and, if required by the Surviving Corporation, the posting by such Person of a bond, in such reasonable amount as Parent may direct, as indemnity against any claim that may be made against it with respect to such Certificate (which shall not exceed the Merger Consideration payable with respect to such Certificate), the Paying Agent will pay (less any amounts entitled to be deducted or withheld pursuant to Section 1.6(e)), in exchange for such lost, stolen or destroyed Certificate, the applicable Merger Consideration to be paid in respect of the Shares formerly represented by such Certificate, as contemplated by this Section 1.

1.7. Dissenters’ Rights. Shares outstanding immediately prior to the Effective Time, and held by holders who are entitled to demand appraisal rights under Section 262 of the DGCL and have properly exercised and perfected their respective demands for appraisal of such shares in the time and manner provided in Section 262 of the DGCL and, as of the Effective Time, have neither effectively withdrawn nor lost their rights to such appraisal and payment under the DGCL (the “Dissenting Shares”), shall not be converted into the right to receive Merger Consideration, but shall, by virtue of the Merger, be entitled to only such consideration as shall be determined pursuant to Section 262 of the DGCL; provided that if any such holder shall have failed to perfect or shall have effectively withdrawn or lost such holder’s right to appraisal and payment under the DGCL, such holder’s Shares shall be deemed to have been converted as of the Effective Time into the right to receive the Merger Consideration (less any amounts entitled to be deducted or withheld pursuant to Section 1.6(e)), and such shares shall not be deemed to be Dissenting Shares. Within 10 days after the Effective Time, the Surviving Corporation shall provide each of the holders of Shares with the notice contemplated by Section 262 of the DGCL. The Company shall provide Parent prompt written notice of any demands received by the Company for appraisal of any Shares, any withdrawal of any such demand and any other demand, notice or instrument delivered to the Company prior to the Effective Time pursuant to the DGCL or other applicable Legal Requirements that relates to such demand, and Parent will have the opportunity and right to participate in and, after the Effective Time direct, all negotiations and Legal Proceedings with respect to such demands. The Company shall not, without the prior written consent of Parent, make any payment with respect to, or settle or offer to settle, any such demands, or agree to do any of the foregoing, for an amount in excess of the Merger Consideration.

1.8. Treatment of Company Options and RSUs.

(a) Each Company Option that is outstanding as of immediately prior to the Effective Time shall be treated as set forth in this Section 1.8(a). As of the Effective Time, by virtue of the Merger and without any further action on the part of the holders thereof, Parent, Merger Sub or the Company, each Vested Company Option that is then outstanding and unexercised as of immediately before the Effective Time shall be canceled and converted into the

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right to receive cash in an amount equal to the product of (i) the total number of Shares subject to such fully Vested Company Option immediately prior to the Effective Time, multiplied by (ii) the excess, if any, of (A) the Merger Consideration over (B) the exercise price payable per Share under such Vested Company Option, which amount (less applicable withholding Taxes) shall be paid in accordance with Section 1.8(c) (the “Option Consideration”). Each portion of a Company Option that is not a Vested Company Option (each, an “Unvested Company Option”) shall be canceled and automatically converted into the right to receive an amount in cash equal to the Option Consideration the holder of the Unvested Company Option would have received had the Unvested Company Option been a Vested Company Option (the “Unvested Option Consideration”), provided that the payment of the Unvested Option Consideration shall be made at the same time(s) (and consistent with the applicable payment method described in Section 1.8(c)) that the Unvested Company Options would have vested in accordance with their terms and will remain subject to the holder of the Unvested Company Option remaining in continuous service with Parent, the Surviving Corporation or any of its Subsidiaries through each such vesting date (provided, that any terms and conditions relating to accelerated vesting upon a termination of the holder’s employment in connection with or following the Merger shall continue to apply to the Unvested Option Consideration).Notwithstanding the terms of this Section 1.8(a), no holder of a Company Option that has an exercise price per Share that is equal to or greater than the Merger Consideration shall be entitled to any payment with respect to such canceled Company Option before or after the Effective Time.

(b) Each restricted stock unit award granted pursuant to any of the Company Equity Plans or otherwise (each, an “RSU” and together, the “RSUs”) that is outstanding as of immediately prior to the Effective Time, whether vested or unvested, shall be treated as set forth in this Section 1.8(b). Each Vested RSU and each Director RSU shall be canceled and converted into the right to receive cash in an amount equal to (i) the total number of Shares issuable in settlement to such Vested RSU or Director RSU, as the case may be, immediately prior to the Effective Time multiplied by (ii) the Merger Consideration, which amount (less applicable withholding Taxes) shall be paid in accordance with Section 1.8(c) (the “RSU Consideration”). Each RSU that is not a Director RSU or Vested RSU (an “Unvested RSU”) shall be canceled and automatically converted into the right to receive an amount in cash equal to the RSU Consideration the holder of an Unvested RSU would have received had the Unvested RSU been a Director RSU or Vested RSU (the “Unvested RSU Consideration”), provided that the payment of the Unvested RSU Consideration shall be made at the same time(s) (and consistent with the applicable payment method described in Section 1.8(c)) that the Unvested RSUs would have vested in accordance with their terms and will remain subject to the holder of the Unvested RSUs remaining in continuous service with Parent, the Surviving Corporation or any of its Subsidiaries through each such vesting date (provided that any terms and conditions relating to accelerated vesting upon a termination of the holder’s employment in connection with or following the Merger shall continue to apply to the Unvested RSU Consideration).

(c) On the first administratively practicable payroll date following the Effective Time (but in no event later than 20 days after the Effective Time), Parent shall, or shall cause the Surviving Corporation or a Subsidiary of the Surviving Corporation to, pay through the Surviving Corporation’s or the applicable Subsidiary’s payroll the aggregate Option Consideration related to Unvested Company Options and RSUs Consideration related to Vested RSUs, in either case, held by current or former employees of the Company or the other Acquired Corporations (net of any

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withholding Taxes required to be deducted and withheld by applicable Legal Requirements in accordance with Section 1.6(e)); provided, however, that to the extent the holder of a Vested Company Option or Vested RSU is not, and was not at any time during the vesting period of the Vested Company Option or Vested RSU, an employee of the Company or any other Acquired Corporation for employment tax purposes, the Vested Option Consideration or Vested RSU Consideration payable pursuant to Section 1.8 with respect to such Company Option or RSU shall be deposited in the Payment Fund and paid by the Paying Agent in the manner described in Section 1.6.

1.9. Further Action. If, at any time after the Effective Time, any further action is reasonably determined by Parent to be necessary or desirable to carry out the purposes of this Agreement or to vest the Surviving Corporation with full right, title and possession of and to all rights and property of Merger Sub and the Company, the officers and directors of the Surviving Corporation and Parent shall be fully authorized (in the name of Merger Sub, in the name of the Company and otherwise) to take such action.

SECTION 2. REPRESENTATIONS AND WARRANTIES OF THE COMPANY

The Company hereby represents and warrants to Parent and Merger Sub as follows (it being understood that each representation and warranty contained in Section 2 is subject to (a) exceptions and disclosures set forth in the part or subpart of the Company Disclosure Schedule corresponding to the particular section or subsection in this Section 2, (b) any exception or disclosure set forth in any other part or subpart of the Company Disclosure Schedule to the extent it is reasonably apparent from the wording of such exception or disclosure that such exception or disclosure is applicable to qualify such representation and warranty and (c) disclosure in the Company SEC Documents publicly filed or furnished on or after January 1, 2019 and prior to the date of this Agreement, other than any information in the “Risk Factors” or “Special Note Regarding Forward-Looking Statements” sections of such Company SEC Documents or other cautionary or forward-looking statements in such Company SEC Documents; provided, however, nothing disclosed in such Company SEC Documents will be deemed to modify or qualify the representations and warranties set forth in Section 2.3):

2.1. Due Organization; Subsidiaries, Etc.

(a) The Company is an Entity duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization and has all necessary power and authority: (i) to conduct its business in the manner in which its business is currently being conducted; and (ii) to own and use its assets in the manner in which its assets are currently owned and used. The Company is qualified or licensed to do business as a foreign Entity, and is in good standing, in each jurisdiction where the nature of its business requires such qualification or licensing, except where the failure to be so qualified, licensed or in good standing does not have and would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect.

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(b) Part 2.1(b) of the Company Disclosure Schedule identifies each Subsidiary of the Company and indicates its jurisdiction of organization and the percentage ownership of each such Subsidiary’s equity interests as well as the holder(s) thereof. None of the Acquired Corporations owns any capital stock of, or any other equity interest of, or any equity interest of any nature in, any other Entity other than an Acquired Corporation. None of the Acquired Corporations has agreed or is obligated to make, or is bound by any Contract under which it may become obligated to make, any future investment in or capital contribution to any other Entity. None of the organizational documents of any of the Acquired Corporations, including any amendments thereto, prohibit or otherwise restrict the pledging of the equity interests or assets of such Acquired Corporation or limit the ability to guarantee any Indebtedness.

(c) Each Subsidiary of the Company (i) is an Entity duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization, (ii) has all necessary power and authority: (A) to conduct its business in the manner in which its business is currently being conducted; and (B) to own and use its assets in the manner in which its assets are currently owned and used, and (iii) is qualified or licensed to do business as a foreign Entity, and is in good standing, in each jurisdiction where the nature of its business requires such qualification or licensing, except where the failure to be in good standing or qualified or licensed does not have, and would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect.

2.2. Certificate of Incorporation and Bylaws. The Company has delivered or made available to Parent or Parent’s Representatives accurate and complete copies of the certificate of incorporation, bylaws and other charter and organizational documents of each of the Acquired Corporations, including all amendments thereto, as in effect on the date hereof. The charter and bylaws of the Company described in the preceding sentence are in full force and effect, and the Company has complied with its charter or bylaws in any material respect.

2.3. Capitalization, Etc.

(a) The authorized capital stock of the Company consists of: (i) 1,000,000,000 Shares, of which 66,754,079 Shares have been issued or are outstanding as of the close of business on the Reference Date; and (ii) 50,000,000 shares of Company Preferred Stock, none of which are issued or outstanding as of the close of business on the Reference Date. As of the close of business on the Reference Date, there were no Shares held in the treasury of the Company. No Subsidiary of the Company owns any Shares. All of the outstanding Shares have been duly authorized and validly issued, and are fully paid and nonassessable and were issued in accordance with applicable Legal Requirements of the DGCL and the organizational documents of the Company.

(b) (i) None of the outstanding Shares is entitled or subject under the terms of any Company Contract to, or issued by the Company in violation of, any preemptive right, right of repurchase or forfeiture, right of participation, right of maintenance, right of first refusal or any similar right, (ii) there are no outstanding bonds, debentures, notes or other Indebtedness of the Company having a right to vote on any matters on which the stockholders of the Company have a right to vote and (iii) there is no Company Contract relating to the voting or registration of, or restricting any Person from purchasing, selling, pledging or otherwise disposing of (or from granting any option or similar right with respect to), any Shares. The Company is not under any

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obligation, nor is it bound by any Contract pursuant to which it may become obligated, to repurchase, redeem or otherwise acquire any outstanding Shares other than pursuant to the Company Convertible Notes and the Indenture. The Company Common Stock constitutes the only outstanding class of securities of the Acquired Corporations registered under the Securities Act.

(c) As of the close of business on the Reference Date: (i) 1,550,656 Shares are subject to issuance pursuant to Company Options granted and outstanding under the Company Equity Plans with a weighted average exercise price of $38.94; (ii) 3,601,406 Shares are subject to or otherwise deliverable in connection with outstanding time-vested RSUs granted and outstanding under Company Equity Plans; (iii) 835,478 Shares are subject to or otherwise deliverable in connection with outstanding performance-based RSUs under Company Equity Plans, assuming a target level of performance under performance-based awards; (iv) no more than 300,000 Shares will be issued under the Company ESPP in respect of the Current ESPP Offering Period; and (v) there was $300,000,000 aggregate principal amount of the Company Convertible Notes. The Conversion Rate (as defined in the Indenture) for the Company Convertible Notes is equal to 23.8095 shares of common stock per $1,000 of outstanding principal amount. Other than the Merger and the Transactions, there has been no event, condition or development that has resulted in an adjustment to the Conversion Rate (as defined in the Indenture) under the Company Convertible Notes. The Company has no agreements or arrangements with the holders of the Company Convertible Notes pursuant to which it is obligated to pay any monetary compensation to such holders upon the consummation of the Merger and the Transactions.

(d) Except for the Company Convertible Notes and as otherwise set forth in this Section 2.3 or Part 2.1(b) of the Company Disclosure Schedule, as of the execution and delivery of this Agreement and, except as expressly permitted by this Agreement, after the execution and delivery of this Agreement, there are no: (i) outstanding shares of capital stock of, or other equity interest in the Company; (ii) outstanding subscriptions, options, calls, warrants or rights (whether or not currently exercisable) to acquire any shares of capital stock, restricted stock units, stock-based performance units or any other rights that are linked to, or the value of which is in any way based on or derived from the value of any shares of capital stock or other securities of any Acquired Corporation; (iii) outstanding securities, instruments, bonds, debentures, notes or obligations that are or may become convertible into or exchangeable for any shares of the capital stock or other securities of any Acquired Corporation; or (iv) stockholder rights plans (or similar plan commonly referred to as a “poison pill”) or Contracts under which any Acquired Corporation is or may become obligated to sell or otherwise issue any shares of its capital stock or any other securities.

(e) Part 2.3(e) of the Company Disclosure Schedule sets forth the following information with respect to each Company Option and RSU (whether time vest-vested or performance based) outstanding as of the close of business on the Reference Date, as applicable: (i) the name of the recipient; (ii) the number of Shares subject to such Company Option or RSU; (iii) the exercise or purchase price of such Company Option and RSU, if applicable; (iv) the date on which such Company Option or RSU was granted; (v) the vesting schedule applicable to such Company Option or RSU; and (vi) the date on which such Company Option expires. All grants of Company Options and RSUs were validly issued and properly approved by the Company Board (or a committee thereof) in accordance with all applicable Legal Requirements and the exercise price per Share of each Company Option was not less than the fair market value of a Share on the

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applicable date of grant. The Company has delivered or made available to Parent or Parent’s Representatives copies of all Company Equity Plans covering the Company Options and RSUs outstanding as of the date of this Agreement, the forms of all stock option agreements evidencing such Company Options and the forms of stock unit agreements evidencing such RSUs, and any stock option agreement and/or stock unit agreement evidencing RSUs that materially deviates from the form. The Company has delivered or made available to Parent or Parent’s Representatives copies of the Company ESPP and applicable offering documents. Other than as set forth in this Section 2.3(c) and Section 2.3(b), there is no issued, reserved for issuance, outstanding or authorized stock option, restricted stock unit award, stock appreciation, phantom stock, profit participation or similar rights or equity-based awards with respect to the Company.

(f) All of the outstanding capital stock or other voting securities of, or ownership interests in, each Subsidiary of the Company has been duly authorized, validly issued, is fully paid and nonassessable, was issued in accordance with applicable Legal Requirements, is not subject to or issued in violation of any preemptive right, right of repurchase or forfeiture, right of participation, right of maintenance, right of first refusal or any similar right, and is owned by the Company, directly or indirectly, beneficially and of record, free and clear of all Encumbrances and any other restriction (including any restriction on the right to vote, sell or otherwise dispose of such capital stock or other voting securities or ownership interests), except for such Encumbrances and restrictions of general applicability as may be provided under the Securities Act or other applicable securities laws.

2.4. SEC Filings; Financial Statements.

(a) Since January 1, 2019, the Company has filed or furnished on a timely basis all reports, schedules, forms, statements, certifications and other documents (including exhibits and all other information incorporated therein) required to be filed or furnished by the Company with the SEC (the “Company SEC Documents”). As of their respective dates, the Company SEC Documents complied, in all material respects with the requirements of the Securities Act, the Exchange Act or the Sarbanes-Oxley Act, as the case may be, and the rules and regulations of the SEC promulgated thereunder applicable to such Company SEC Documents and, except to the extent that information contained in such Company SEC Document has been revised, amended, modified or superseded (prior to the date of this Agreement) by a later filed Company SEC Document, none of the Company SEC Documents when filed or furnished contained, any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. No Subsidiary is required to file or furnish any forms, reports or other documents with the SEC.

(b) The consolidated financial statements (including any related notes and schedules) contained or incorporated by reference in the Company SEC Documents: (i) complied as to form in all material respects with the published rules and regulations of the SEC applicable thereto; (ii) were prepared in accordance with United States generally accepted accounting principles (“GAAP”) applied on a consistent basis throughout the periods covered (except as may be indicated in the notes to such financial statements or as permitted by Regulation S-X, or, in the case of unaudited financial statements, as permitted by Form 10-Q, Form 8-K or any successor form under the Exchange Act); and (iii) fairly present, in all material respects, the financial

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position of the Company and its consolidated Subsidiaries as of the respective dates thereof and the results of operations and cash flows of the Company and its consolidated Subsidiaries for the periods covered thereby (subject, in the case of the unaudited financial statements, to normal and recurring year-end adjustments that are not, individually or in the aggregate, material). No financial statements of any Person other than the Subsidiaries of the Company are required by GAAP to be included in the consolidated financial statements of the Company.

(c) The Company maintains, and at all times since January 1, 2019 has maintained, a system of internal controls over financial reporting (as defined in Rules 13a-15(f) and 15d-15(f) under the Exchange Act) which is designed to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with GAAP, and includes those policies and procedures that: (i) pertain to the maintenance of records that in reasonable detail accurately and fairly reflect the transactions and dispositions of the assets of the Company; (ii) provide reasonable assurance that transactions are recorded as necessary to permit preparation of financial statements in conformity with GAAP and that receipts and expenditures are being made only in accordance with authorizations of management and directors of the Company; and (iii) provide reasonable assurance regarding prevention or timely detection of unauthorized acquisition, use or disposition of the assets of the Company that could have a material effect on the financial statements. Except as set forth in the Company SEC Documents filed prior to the date of this Agreement, since January 1, 2019, neither the Company nor, to the knowledge of the Company, the Company’s independent registered accountant has identified or been made aware of: (A) any significant deficiency or material weakness in the design or operation of internal control over financial reporting utilized by the Company; (B) any illegal act or fraud, whether or not material, that involves the management or other employees of the Company; or (C) any claim or allegation regarding any of the foregoing.

(d) The Company maintains, and at all times since January 1, 2019 has maintained, disclosure controls and procedures required by Rule 13a-15 or 15d-15 under the Exchange Act that are designed to provide reasonable assurance that all information required to be disclosed in the Company’s reports that it files or submits under the Exchange Act is recorded, processed, summarized and reported within the time periods specified in the rules and forms of the SEC and that all such information is accumulated and communicated to the Company’s management as appropriate to allow timely decisions regarding required disclosure and to enable each of the principal executive officer of the Company and the principal financial officer of the Company to make the certifications required under the Exchange Act with respect to such reports. Since January 1, 2019, the principal executive officer and principal financial officer of the Company have made all certifications required by the Sarbanes-Oxley Act. Neither the Company nor its principal executive officer or principal financial officer has received notice from any Governmental Body challenging or questioning the accuracy, completeness, form or manner of filing of such certifications.

(e) The Company is not a party to nor has any obligation or other commitment to become a party to any securitization transaction, off-balance sheet partnership or any similar Contract (including any Contract relating to any transaction or relationship between or among the Company, on the one hand, and any unconsolidated Affiliate, including any structured finance, special purpose or limited purpose Entity, on the other hand, or any “off-balance sheet arrangements” (as defined in Item 303(a) of Regulation S-K under the Exchange Act)) where the result, purpose or intended effect of such Contract is to avoid disclosure of any material transaction involving, or material liabilities of, the Company in the Company’s published financial statements or other Company SEC Documents.

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(f) As of the date of this Agreement, there are no outstanding or unresolved comments in comment letters received from the SEC with respect to the Company SEC Documents. To the knowledge of the Company, none of the Company SEC Documents is the subject of ongoing SEC review and there are no inquiries or investigations by the SEC or any internal investigations pending or threatened, in each case regarding any accounting practices of the Company.

(g) Each document required to be filed by the Company with the SEC in connection with the Merger (the “Company Disclosure Documents”) (including the Proxy Statement), and any amendments or supplements thereto, when filed, distributed or disseminated, as applicable, will comply as to form in all material respects with the applicable requirements of the Exchange Act. The Company Disclosure Documents, at the time of the filing of such Company Disclosure Documents or any supplement or amendment thereto with the SEC and at the time such Company Disclosure Documents or any supplements or amendments thereto are first distributed or disseminated to the Company’s stockholders, will not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements made therein, in light of the circumstances under which they were made, not misleading.

(i) The Company makes no representation or warranty with respect to statements made or incorporated by reference therein based on information supplied by or on behalf of Parent or Merger Sub for inclusion or incorporation by reference in the Company Disclosure Documents.

(h) The Company has been and is in compliance in all material respects with the applicable provisions of the Sarbanes-Oxley Act (and the rules and regulations promulgated thereunder) and the applicable listing and other rules and regulations of Nasdaq.

2.5. Absence of Changes. Since June 30, 2021, there has not occurred any event, change, action, failure to act or transaction that has had or would be reasonably expected to have, individually or in the aggregate, a Material Adverse Effect. Except as expressly contemplated by this Agreement, since January 1, 2021 through the date of this Agreement, (a) the Acquired Corporations have operated in all material respects in the ordinary course of business consistent with past practice (except for discussions, negotiations and transactions related to this Agreement or other potential strategic transactions) and (b) no Acquired Corporation has taken any action that would be prohibited by Section 4.2 (other than subsections 4.2(b)(iii), 4.2(b)(vii), 4.2(b)(viii), 4.2(b)(ix), 4.2(b)(x) or 4.2(b)(xvi) (solely with respect to the entry into or amendment of any Material Contract)), if taken or proposed to be taken after the date hereof.

2.6. Title to Assets. The Acquired Corporations have good and valid title to all tangible assets owned by them as of the date of this Agreement, including all tangible assets (other than capitalized or operating leases) reflected on the Company’s audited balance sheet in the most recent Annual Report on Form 10-K (the “Balance Sheet”) filed by the Company with the SEC (but excluding intellectual property which is covered by Section 2.8), except for assets sold or otherwise disposed of in the ordinary course of business since the date of such Balance Sheet and except where such failure would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect.

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2.7. Real Property.

(a) The Acquired Corporations do not own any real property.

(b) Except as would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect, the Acquired Corporations hold a valid and existing leasehold interest in the material real property that is leased or subleased by the Acquired Corporations from another Person (the “Leased Real Property”), free and clear of all Encumbrances other than Permitted Encumbrances and Encumbrances described in the leases and subleases with respect to real property to which any of the Acquired Corporations are a party. As of the date of this Agreement, none of the Acquired Corporations have received any written notice regarding any violation or breach or default under any Company Lease that has not since been cured, in each case, except for violations or breaches that have not had, and would not be reasonably likely to have, individually or in the aggregate, a Material Adverse Effect.

2.8. Intellectual Property.

(a) Part 2.8(a) of the Company Disclosure Schedule identifies each item of Registered IP that is Company IP. As of the date of this Agreement, no interference, opposition, reissue, reexamination or similar proceeding (other than initial examination and other ordinary course prosecution proceedings) is pending or, to the knowledge of the Company, threatened in writing, in which the scope, validity, enforceability, registrability, or ownership of any Registered IP listed on Part 2.8(a) of the Company Disclosure Schedule is being or has been contested or challenged. To the knowledge of the Company, no Company Registered IP is invalid or unenforceable.

(b) The Acquired Corporations own all right, title and interest in and to all material Company IP, free and clear of all Encumbrances other than Permitted Encumbrances.

(c) To the knowledge of the Company, no funding, facilities or personnel of any Governmental Body or any university, college, research institute or other educational institution is being used to create Company IP, except for any such funding or use of facilities or personnel that does not result in such Governmental Body or institution obtaining ownership rights, perpetual license rights, or “government use” or “march-in” rights, to such Company IP or the right to receive royalties.

(d) Part 2.8(d) of the Company Disclosure Schedule sets forth each material Contract pursuant to which an Acquired Corporation (i) licenses in any material Intellectual Property Right that is incorporated into or distributed with any Acquired Corporation product (each, an “In-bound License”) or (ii) licenses or grants other rights under any material Company IP (each an “Out-bound License”) provided that, In-bound Licenses shall not include commercially available or off-the-shelf software or Software-as-a-Service (“SaaS”) licenses, non-disclosure agreements, employee and consultant invention assignment agreements, or licenses to software and materials licensed as open source, public source or freeware; and Out-bound Licenses shall not include non-exclusive outbound licenses, non-disclosure agreements, or other non-exclusive agreements entered into in the ordinary course of business (such excluded contracts and licenses, collectively, “Standard Contracts”).

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(e) To the knowledge of the Company: (i) neither the operation of the business of the Acquired Corporations as currently conducted, nor the use of the products and services of the Acquired Corporations for their intended purpose infringe, misappropriate or otherwise violate any Intellectual Property Right owned by any other Person; and (ii) no other Person is infringing, misappropriating or otherwise violating any Company IP, in each case, in a manner that has been, or could reasonably be expected to be, material to the Acquired Corporations, taken as a whole. As of the date of this Agreement, no Legal Proceeding is pending and served (or, to the knowledge of the Company, is being threatened in writing) against an Acquired Corporation or by an Acquired Corporation relating to any actual, alleged or suspected infringement, misappropriation or other violation of any Intellectual Property Rights of another Person or of the Company IP. In the two-year period prior to the date of this Agreement, the Company has not received any written notice or other written communication relating to any actual, alleged or suspected infringement, misappropriation or other violation of any Intellectual Property Right of another Person by an Acquired Corporation which could reasonably be expected to result in material liability to the Acquired Corporations, taken as a whole.

(f) None of the material Company IP is subject to any pending or outstanding injunction, directive, order, judgment or other disposition of dispute that adversely and materially restricts the use, transfer, registration or licensing of any such material Company IP by the Acquired Corporations.

(g) Each Acquired Corporation has taken commercially reasonable steps to protect its rights in such Acquired Corporation’s material confidential information and trade secrets that it wishes to protect, and any trade secrets and confidential information of third Persons provided to the Acquired Corporation, in each case that are material to the business of the Acquired Corporations taken as a whole.

(h) To the knowledge of the Company, the manner in which any Open Source Software is incorporated into, linked to or called by, or otherwise combined or distributed with any product or service of the Acquired Corporations, by the Acquired Corporations, does not, according to the terms of the license applicable to such Open Source Software, obligate any of the Acquired Corporations to: (i) disclose, make available, offer or deliver any source code of any such software product or service to any third party (other than such Open Source Software), or (ii) create obligations for any Acquired Corporation to grant to any third party any rights or immunities under any Company IP, or impose any present economic limitations on any Acquired Corporation’s commercial exploitation thereof, in each case, (i) and (ii), which source code or Company IP, as applicable, is material to the business of the Acquired Corporations, taken as a whole, and where such restrictions are inconsistent with the Company’s intentions and commercial objectives with respect to such source code or Company IP.

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(i) Except as would not have a Material Adverse Effect, the consummation of the Merger will not under any Contract to which any Acquired Corporation is a party result in the release from escrow of any source code for any product or service of the Acquired Corporations.

(j) To the knowledge of the Company, no Contract to which any Acquired Corporation is a party would, upon or after Closing, grant or purport to grant to any Person any license, covenant not to sue, or other material rights to Intellectual Property Rights owned by Parent or any of its Affiliates (other than the Acquired Corporations).

(k) Each Acquired Corporation maintains commercially reasonable policies and procedures, as well as administrative, technical, and physical safeguards, regarding data security, privacy, transfer, and use of personally identifiable information and sensitive business information (collectively, “Sensitive Data”) designed to comply with all applicable Legal Requirements. To the knowledge of the Company, the Acquired Corporations and the operation of the Acquired Corporations’ business materially comply with all such policies and other Legal Requirements pertaining to data privacy and data security of any Sensitive Data except to the extent that such noncompliance has not and would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect. To the knowledge of the Company, in the two (2) year period prior to the date hereof, there have been (i) no material losses or thefts of data or security breaches relating to Sensitive Data used in the businesses of the Acquired Corporations, (ii) no material unauthorized access or unauthorized use or disclosure of any Sensitive Data in the possession of any Acquired Corporation, and (iii) no written notice or complaint from any Governmental Body alleging material noncompliance with Legal Requirements related to privacy or data security, in each case of (i), (ii), and (iii) except as would not reasonably be expected to, individually or in the aggregate, have a Material Adverse Effect.

2.9. Contracts.

(a) Part 2.9(a) of the Company Disclosure Schedule identifies each Company Contract that constitutes a Material Contract as of the date of this Agreement. For purposes of this Agreement, each of the following Company Contracts, along with the In-Bound Licenses and the Out-bound Licenses (but not any Standard Contracts), shall be deemed to constitute a “Material Contract”:

(i) any Company Contract (A) with any current or former Company Associate pursuant to which the Company is or may become obligated to make any cash payments for severance, termination, tax gross-up or similar payment to such Company Associate or any spouse or heir of any Company Associate, except for severance, termination, or similar payments required by applicable Legal Requirements or that do not exceed $300,000 per beneficiary or (B) pursuant to which the Company is or may become obligated to grant or accelerate the vesting of, or otherwise modify, any Company Equity Award other than accelerated vesting provided in Company Equity Plans or any grants or accelerated vesting that do not exceed $300,000 per beneficiary;

(ii) any Company Contract that provides for severance, retention or stay bonus, advance notice of termination of three (3) months or more, change in control bonus, accelerated vesting, or any other amount of benefit that will be payable or due solely as a result of the Transaction without any further action by any of the Acquired Corporations, Parent, or any of their respective Affiliates;

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(iii) any Company Contract (A) containing any exclusivity obligations or otherwise limiting the freedom or right of an Acquired Corporation, in any material respect, to engage in any line of business, to make use of any material Company IP or to compete with any other Person in any location or line of business, or (B) containing any “most favored nations” terms and conditions (including with respect to pricing) or similar restrictions with respect to pricing granted by an Acquired Corporation, in each case, which restrictions are material to the Acquired Corporations, taken as a whole;

(iv) any Company Contract that requires by its terms the payment or delivery of cash or other consideration by or to an Acquired Corporation in an amount having an expected value in excess of $1,000,000 in the fiscal year ending December 31, 2021 or with respect to which the Company expects to result in payment or delivery of cash or other consideration by or to an Acquired Corporation during the 12-month period ending on June 30, 2022 with value in excess of $1,000,000, excluding Standard Contracts;

(v) any Company Contract relating to Indebtedness in excess of $1,000,000 (whether incurred, assumed, guaranteed or secured by any asset) of the Company or any Acquired Corporation;

(vi) any Company Contract constituting a joint venture, partnership, or limited liability corporation for the sharing of profits and losses;

(vii) any Company Contract that requires or permits any Acquired Corporation, or any successor, to, or acquirer of the Company or any other Acquired Corporation, to make any payment to another Person as a result of a change of control of the Company (a “Change of Control Payment”) or gives another Person a right to receive or elect to receive a Change of Control Payment;

(viii) any Company Contract that prohibits the payment of dividends or distributions in respect of the capital stock of the Company or any Acquired Corporation, the pledging of the capital stock or other equity interests of the Company or any Acquired Corporation or prohibits the issuance of any guaranty by the Company or any Acquired Corporation;

(ix) any Company Contract that is currently in effect and has been filed (or is required to be filed) by the Company as an exhibit pursuant to Item 601(b)(10) of Regulation S-K under the Securities Act or that would be required to be disclosed under Item 404 of Regulation S-K under the Securities Act;

(x) any Company Contract with any Affiliate, director, executive officer (as such term is defined in the Exchange Act), holder of 5% or more of Company Common Stock or, to the knowledge of the Company, any of their Affiliates (other than the Company) or immediate family members with annual payments in excess of $120,000 (other than, (A) offer letters that can be terminated at will without severance, payment or other obligations and (B) Company Contracts representing Company Equity Awards);

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(xi) any Company Contract for the lease or sublease of any real property with annual payments in excess of $500,000;

(xii) any Company Contract that provides for the acquisition or disposition of any business, or a material amount of stock or assets of any Person, in each case, for consideration in excess of $20,000,000 or that contains any outstanding earn-out or other contingent payment obligations of the Acquired Corporations, in each case, in excess of $1,000,000, which has not been fully performed (whether by merger, sale of stock, sale of assets or otherwise) but excluding any non-exclusive software licenses granted to customers, resellers and original equipment manufacturers in the ordinary course of business, and other Standard Contracts;

(xiii) any Company Contract with any Governmental Body under which payments in excess of $1,000,000 were received by the Acquired Corporations in the most recently completed fiscal year;

(xiv) any Company Contract which constitutes a settlement agreement (A) pursuant to which any Acquired Corporation is obligated after the date of this Agreement to pay consideration in excess of $1,000,000 or (B) that would otherwise materially limit or adversely affect the operation of the business conducted by any Acquired Corporation in any material respect after the date of this Agreement; and

(xv) any hedging, swap, derivative or similar Company Contract.

(b) As of the date of this Agreement, the Company has either delivered or made available to Parent or Parent’s Representatives a copy of each Material Contract or has publicly made available such Material Contract in the EDGAR database. Neither the applicable Acquired Corporation nor, to the knowledge of the Company, the other party is in material breach of or material default under any Material Contract and, neither the applicable Acquired Corporation, nor, to the knowledge of the Company, the other party has taken or failed to take any action that with or without notice, lapse of time or both would constitute a material breach of or material default under any Material Contract. To the knowledge of the Company, each Material Contract is enforceable by the applicable Acquired Corporation in accordance with its terms, subject to (i) laws of general application relating to bankruptcy, insolvency and the relief of debtors and (ii) rules of law governing specific performance, injunctive relief and other equitable remedies. Since January 1, 2019, the Acquired Corporations have not received any written notice regarding any violation or breach or default under, or any intent to terminate, or not renew, any Material Contract that has not since been cured, except for violations or breaches that are not reasonably likely to have, individually or in the aggregate, a Material Adverse Effect. No Acquired Corporation has waived in writing any rights under any Material Contract, the waiver of which would have, either individually or in the aggregate, a Material Adverse Effect.

2.10. Liabilities. The Acquired Corporations do not have any liabilities of any type, contingent or otherwise, except for: (a) liabilities disclosed on the Balance Sheet contained in the Company SEC Documents filed prior to the date of this Agreement; (b) liabilities or obligations incurred pursuant to the terms of this Agreement; (c) liabilities for performance of obligations of the Acquired Corporations under Contracts binding upon the applicable Acquired Corporation

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(other than resulting from any breach or acceleration thereof) either delivered or made available to Parent or Parent’s Representatives prior to the date of this Agreement or entered into in the ordinary course of business, including commercially available off-the-shelf software licenses, generally available patent license agreements and non-exclusive outbound license agreements; (d) liabilities incurred since January 1, 2021 in the ordinary course of business or in connection with the Transactions; and (e) liabilities that have not had and would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect.

2.11. Compliance with Legal Requirements; Export Controls.

(a) Each Acquired Corporation is, and since January 1, 2019 has been, in compliance with all applicable Legal Requirements, except where the failure to be in compliance has not had and would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect and, since January 1, 2019, the Company has not been given written notice of, or been charged with, any unresolved violation of, any Legal Requirement, except, in each case, for any such violation that would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect.

(b) Since January 1, 2019, no Acquired Corporation has been in violation of, or has been investigated for, or charged by any Governmental Body with a material violation of any (i) applicable U.S. export and reexport control laws or regulations, including the U.S. Export Administration Regulations and the Foreign Assets Control Regulations or (ii) other applicable import/export controls in other countries in which any Acquired Corporation conducts business, except, in each case, for any such violation that has not had and would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect.

2.12. Certain Business Practices. To the knowledge of the Company, neither the Company, nor any other Acquired Corporation nor any of their respective employees, representatives or agents (in each case, acting in the capacity of an employee or representative of any Acquired Corporation) has (i) used any material funds (whether of an Acquired Corporation or otherwise) for unlawful contributions, gifts, entertainment or other unlawful expenses relating to political activity, (ii) made any unlawful payment to foreign or domestic government officials or employees or to foreign or domestic political parties or campaigns or (iii) violated any provision of any applicable Anti-Corruption Laws or any rules or regulations promulgated thereunder, any applicable anti-money laundering laws and any rules or regulations promulgated thereunder or any applicable Legal Requirements of similar effect.

2.13. Governmental Authorizations. The Acquired Corporations hold, and since January 1, 2019 have held, all Governmental Authorizations necessary to enable the Acquired Corporations to conduct its business in the manner in which its businesses is currently being conducted, except where failure to hold such Governmental Authorizations have not had and would not have, individually or in the aggregate, a Material Adverse Effect. The Governmental Authorizations held by the Acquired Corporations are, in all material respects, valid and in full force and effect and no suspension or cancellation of any of the Governmental Authorizations is pending or, to the knowledge of the company, threatened. The Acquired Corporations are, and since January 1, 2019 have been, in compliance with the terms and requirements of such Governmental Authorizations, except where failure to be in compliance would not have, individually or in the aggregate, a Material Adverse Effect.

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2.14. Tax Matters.

(a) Except as would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect, (i) each of the Tax Returns required to be filed by the Acquired Corporations with any Governmental Body have been filed on or before the applicable due date (taking into account any extensions of such due date), and all such Tax Returns are accurate and complete, (ii) all Taxes shown as due on such Tax Returns have been paid, and (iii) the Acquired Corporations have made adequate provision for all unpaid Taxes not yet due.

(b) Except as would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect, no deficiency for any Tax has been asserted or assessed by a taxing authority in writing against any Acquired Corporation which deficiency has not been paid, settled or withdrawn or is not being contested in good faith and in accordance with applicable Legal Requirements.

(c) None of the Acquired Corporations is a party to or is bound by any material Tax sharing, allocation or indemnification agreement or arrangement that would have a continuing effect after the Closing Date (other than such agreements or arrangements (i) exclusively between or among the Acquired Corporations or (ii) with third parties made in the ordinary course of business, the principal purpose of which is not Tax). No Acquired Corporation (i) has been a member of an affiliated group (within the meaning of Section 1504(a) of the Code) filing a consolidated federal income Tax Return (other than a group the common parent of which was the Company) or (ii) has any material liability for the Taxes of another Person (other than the Acquired Corporations) under Treasury Regulations Section 1.1502-6 (or any similar provision of state, local or foreign Legal Requirements), as a transferee or successor, or otherwise by operation of Legal Requirements.

(d) In the two-year period prior to the date of this Agreement, no Acquired Corporation has been either a “distributing corporation” or a “controlled corporation” in a distribution of stock intended to qualify for tax-free treatment under Section 355 of the Code.

(e) To the knowledge of the Company, no Acquired Corporation has entered into any “listed transaction” within the meaning of Treasury Regulations Section 1.6011-4(b)(2).

2.15. Employee Matters; Benefit Plans.

(a) The employment of each U.S.-based employee of any of the Acquired Corporations is terminable by the Company at will. Other than any officers, the employment of each employee of any of the Acquired Corporations who work in any country other than the United States is terminable by the Company without payment of severance or provision of advance notice in excess of those required by applicable Legal Requirements.

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(b) The Company has provided a true and correct list of all employees and independent contractors of each of the Acquired Corporations, and contains the following information for each such Person: unique identifier and status as an employee or contractor; employing or engaging entity; work location (country, state, city); start date and number of years of continuous service; job title or position; fulltime, part-time, or temporary status; base salary, base hourly wage rate or contract rate, as applicable; target bonus rate or target commission rate; any other compensation payable (including compensation payable pursuant to any other bonus, deferred compensation, commission arrangements or other compensation, and/or severance payments other than those required by applicable Legal Requirements); any promises or commitments made with respect to changes or additions to such Person’s compensation or benefits; visa status, if applicable, designation of whether they are classified as exempt or non-exempt for purposes of the Fair Labor Standards Act and any similar state law; accrued but unused vacation, personal, and sick time or other paid time off; indication of eligibility for any sabbatical program and the terms of such program.

(c) Neither the Company nor any other Acquired Corporation is or has ever been a party to, has no duty to bargain for, and is not currently negotiating any collective bargaining agreement or other Contract with a labor organization or works council representing any of its or their respective employees and there are no labor organizations or works councils representing, purporting to represent or, to the knowledge of the Company, seeking to represent any employees of the Company or any other Acquired Corporation. Since January 1, 2019 there has not been any strike, slowdown, work stoppage, lockout, picketing or labor dispute, or any threat thereof affecting any Acquired Corporation or any of its or their respective employees. As of the date hereof, to the Company’s knowledge, no union, works council or other bargaining representative has attempted to organize any group of employees who work in the United States of any Acquired Corporations, and no such U.S.-based group has sought to organize themselves into a union, works council, or similar organization for the purpose of collective bargaining.

(d) Since January 1, 2019, each Acquired Corporation has complied in all material respects with all applicable Legal Requirements related to employment and employment practices, including, but not limited to, any pertaining to payment wages and hours of work (including calculation of holiday pay), employee classification (either as exempt or non-exempt or as a contractor versus employee), leaves of absence, plant closing notifications, employment statutes regulations, and wage orders, workplace health and safety (including COVID-19 measures, public health guidance and risk assessment obligations), retaliation, or discrimination matters, including charges of unfair labor practices or harassment complaints, and there is no material Legal Proceeding pending or, to the knowledge of the Company, threatened in writing relating to such applicable Legal Requirements. Since January 1, 2019, none of the Acquired Corporations has (i) been liable for the payment of any claims, damages, fines, penalties, or other amounts to any current or former employees or workers, however designated, for failure to comply with any Legal Requirement pertaining to employment or services; or (ii) been party to any judgment, settlement agreement, consent decree, or other agreement with any Governmental Body requiring continuing compliance or reporting obligations entered into to resolve any labor or employment matter; or (iii) implemented any plant closing, mass layoffs, work relocation or redundancy of current or former employees that could require notice and/or consultation under any applicable Legal Requirement (including without limitation the WARN Act).

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(e) None of the Acquired Corporations has or will become subject to any obligation under Legal Requirements or otherwise to notify or consult with, prior to or after the Closing, any Governmental Body or other Person (including any labour union, labor organization works council or other staff representative body) with respect to the impact of the Merger on the employment of any employees of any of the Acquired Corporations or the compensation or benefits provided to any such employees.

(f) Part 2.15(f) of the Company Disclosure Schedule sets forth a list of the material Employee Plans (other than any employment, termination, severance agreement, equity award agreement or other agreement for non-officer employees of any Acquired Corporation and equity grant notices, and related documentation, with respect to employees of the Acquired Corporations and agreements with consultants entered into in the ordinary course of business which does not materially deviate from the applicable standard Company form and for which such form has been listed in Part 2.15(f) of the Company Disclosure Schedule and made available to Parent) and separately identifies each material Employee Plan that is maintained primarily for the benefit of employees outside the United States (each, a “Foreign Employee Plan”). The Company has either delivered or made available to Parent or Parent’s Representatives prior to the execution of this Agreement with respect to each material Employee Plan accurate and complete copies of the following (other than any employment offer letter, termination, severance agreement, equity award agreement or other agreement for non-officer employees of any Acquired Corporation and equity grant notices, and related documentation, with respect to employees of the Acquired Corporations and agreements with consultants entered into in the ordinary course of business which does not materially deviate from the applicable standard Company form and for which such form has been made available to Parent), as relevant: (i) all plan documents and all amendments thereto, and all related trust or other funding documents; (ii) any currently effective determination letter or opinion letter received from the IRS; (iii) the most recent annual actuarial valuation and the most recent Form 5500; (iv) the most recent summary plan descriptions and any material modifications thereto; and (v) the most recent nondiscrimination tests required to be performed under the Code.

(g) Neither an Acquired Corporation nor any other Person that would be or, at any relevant time, would have been considered a single employer with the Company under the Code or ERISA has during the past six years ever maintained, contributed to, or been required to contribute to a plan subject to Title IV of ERISA or Code Section 412, including any “single employer” defined benefit plan, any “multiemployer plan” each as defined in Section 4001 of ERISA, a “multiple employer plan” as defined in Section 4063 and Section 4064 of ERISA or a “multiple employer welfare arrangement” as defined in Section 3(40) of ERISA.

(h) Each of the Employee Plans that is intended to be qualified under Section 401(a) of the Code has obtained a favorable determination letter (or opinion letter, if applicable) as to its qualified status under the Code and to the knowledge of Company, no fact or event has occurred since the date of such determination or opinion letter that could reasonably be expected to adversely affect the qualified status of any such Employee Plan. Each of the Employee Plans is now and has been operated in compliance in all material respects with its terms and all applicable Legal Requirements, including ERISA and the Code. No Legal Proceeding is pending or, to the knowledge of the Company, threatened with respect to any Employee Plan (other than claims for benefits in the ordinary course of business) and, to the knowledge of the Company, no fact or event exists that could reasonably be expected to give rise to any such Legal Proceeding.

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(i) Except to the extent required under Section 601 et seq. of ERISA or 4980B of the Code (or any other similar state or local Legal Requirement), neither any Acquired Corporation nor any Employee Plan has any obligation to provide post-employment welfare benefits to or make any payment relating to post-employment welfare benefits to, or with respect to, any present or former employee, officer or director of an Acquired Corporation whether pursuant to any retiree medical benefit plan, other retiree welfare plan or otherwise.

(j) All Foreign Employee Plans comply in all material respects with their terms and applicable local Legal Requirements, and all such plans that are intended to be funded and/or book-reserved are funded and/or book-reserved, as appropriate, based on reasonable actuarial assumptions, except where such failure to comply or failure to be so funded and/or book reserved has not had and would not reasonably be expected to, individually or in the aggregate, result in a material liability to the Acquired Corporations or otherwise interfere in any material respect with the conduct of their respective businesses as now being conducted.

(k) The consummation of the Transactions (including in combination with other events or circumstances) will not (i) entitle any current or former Company Associate to any cash payment, (ii) accelerate the time of payment or vesting, or materially increase the amount of, compensation or benefits due to any such Company Associate, (iii) directly or indirectly cause the Acquired Corporations to transfer or set aside any material assets to fund any benefits under any Employee Plan, (iv) otherwise give rise to any material liability under any Employee Plan, (v) result in payments or benefits under any Employee Plan which would not be deductible under Section 280G of the Code or (vi) result in the Company or any of its Subsidiaries having an obligation to “gross-up” or make any similar payment in respect of any Taxes that may become payable under Section 409A, Section 4999 of the Code or otherwise.

(l) Each Employee Plan that is a “nonqualified deferred compensation plan” (as defined in Section 409A(d)(1) of the Code) has at all times been in documentary and operational material compliance with Section 409A of the Code and all applicable guidance promulgated thereunder. The Company has no obligation, under an Employee Plan or otherwise, to provide for a gross-up on any Taxes which may be imposed under Section 409A of the Code.

2.16. Environmental Matters. Except for those matters that would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect, (a) the Acquired Corporations are, and since January 1, 2019 have been, in compliance in all material respects with all applicable Environmental Laws, which compliance includes obtaining, maintaining or complying with all Governmental Authorizations required under Environmental Laws for the operation of their respective business, (b) as of the date hereof, there is no investigation, suit, claim, action or Legal Proceeding relating to or arising under any Environmental Law that is pending or, to the knowledge of the Company, threatened in writing against an Acquired Corporation or any Leased Real Property, (c) as of the date hereof, the Acquired Corporations have not received any written notice, report or other information of or entered into any legally-binding agreement, order, settlement, judgment, injunction or decree involving uncompleted, outstanding or unresolved violations, liabilities or requirements on the part of the respective Acquired Corporations relating to or arising under Environmental Laws, (d) to the knowledge of the Company: (1) no Person has been exposed to any Hazardous Materials at a property or facility of an Acquired Corporation at levels in excess of applicable permissible exposure levels; and (2) there are and have been no

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Hazardous Materials present or Released on, at, under or from any property or facility, including the Leased Real Property, in a manner and concentration that would reasonably be expected to result in any claim against or liability of an Acquired Corporation under any Environmental Law; and (e) no Acquired Corporation has assumed, undertaken, or otherwise become subject to any liability of another Person relating to Environmental Laws other than any indemnities in Material Contracts or leases for real property.

2.17. Insurance. The Acquired Corporations hold, and since January 1, 2019 have held, all policies of insurance covering the Acquired Corporations and any of its employees, properties or assets that is customarily carried by Persons conducting business similar to that of the Acquired Corporations. The Company has delivered or made available to Parent or Parent’s Representatives an accurate and complete copy of all material insurance policies and all material self-insurance programs and arrangements relating to the business, assets and operations of the Acquired Corporations. Except as would not reasonably be expected to have, individual or in the aggregate, a Material Adverse Effect, all such insurance policies are in full force and effect (except for any expiration thereof in accordance with its terms), no notice of cancellation or modification has been received as of the date hereof, and there is no existing default or event which, with the giving of notice or lapse of time or both, would constitute a default by any insured thereunder.

2.18. Legal Proceedings; Orders.

(a) As of the date hereof, there is no Legal Proceeding pending and served (or, to the knowledge of the Company, pending and not served or threatened) against an Acquired Corporation or to the knowledge of the Company, against any present or former officer, director or employee of an Acquired Corporation in such individual’s capacity as such, other than any Legal Proceedings that would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect.

(b) There is no order, writ, injunction or judgment to which an Acquired Corporation is subject, other than any order, writ, injunction or judgment that would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect.

(c) No investigation or review by any Governmental Body with respect to an Acquired Corporation is pending or, to the Company’s knowledge, is being threatened, other than any investigations or reviews that would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect.

2.19. Authority; Binding Nature of Agreement. The Company has the corporate power and authority to enter into and deliver and to perform its obligations under this Agreement and to consummate the Transactions. The execution and delivery of this Agreement and the Support Agreements by the Company, the performance by the Company of its obligations hereunder, and the consummation of the Transactions have been duly authorized by all necessary corporate action on the part of the Company and no additional corporate actions on the part of the Company are necessary to authorize (a) the execution and delivery of this Agreement by the Company; (b) the performance by the Company of its obligations hereunder; or (c) except for the receipt of the Company Required Vote, the consummation of the Transactions. The Company Board (at a meeting duly called and held) has unanimously (a) determined that this Agreement,

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the Support Agreements and the Transactions, including the Merger, are advisable to, and in the best interest of, the Company and its stockholders, (b) agreed that the Merger shall be governed and effected in accordance with the DGCL, (c) declared it advisable to enter into this Agreement and the Support Agreements and to consummate the Transactions, including the Merger (clauses (a) and (c), the “Company Board Determination”), (d) authorized and approved the execution, delivery and performance by the Company of this Agreement and the consummation of the Transactions, including the Merger and (e) resolved to recommend that the stockholders of the Company adopt this Agreement and approve the Merger and the Transaction, which resolutions, subject to Section 5.1, have not been subsequently withdrawn or modified in a manner adverse to Parent. This Agreement has been duly executed and delivered by the Company, and assuming due authorization, execution and delivery by Parent and Merger Sub, this Agreement constitutes the legal, valid and binding obligations of the Company and is enforceable against the Company in accordance with its terms, subject to (a) laws of general application relating to bankruptcy, insolvency and the relief of debtors and (b) rules of law governing specific performance, injunctive relief and other equitable remedies.

2.20. Section 203 of the DGCL. Assuming the accuracy of the representations and warranties set forth in Section 3.10, the Company Board has taken all actions so that the restrictions applicable to business combinations contained in Section 203 of the DGCL shall be inapplicable to the execution, delivery and performance of this Agreement and the Support Agreements and to the consummation of the Merger and the Transactions.

2.21. Merger Approval. The only vote of the holders of any class or series of capital stock or any other securities of the Company or any Acquired Corporation required to adopt this Agreement and approve the Transactions is the Company Required Vote. Except for the Company Convertible Notes, there are no bonds, debentures, notes or other indebtedness of the Company having the right to vote (or convertible into, or exchangeable for, securities having the right to vote) on any matters on which stockholders of the Company may vote.

2.22. Non-Contravention; Consents. Assuming compliance with the applicable provisions of the DGCL, the Exchange Act, the HSR Act, if applicable, any applicable filing, notification or approval in any foreign jurisdiction required by Antitrust Laws or Investment Screening Laws, and the rules and regulations of Nasdaq, the execution and delivery of this Agreement and the Support Agreements by the Company and the consummation by the Company of the Transactions will not: (a) conflict with or cause a violation or breach of any of the provisions of the Certificate of Incorporation or bylaws (or similar organizational documents) of the Company; (b) conflict with or cause a violation or breach by the Acquired Corporations of any Governmental Authorizations, Legal Requirements or order applicable to the Acquired Corporations, or to which the Acquired Corporations are subject; (c) conflict with, result in any violation or breach of, constitute a default (or an event that, with notice or lapse of time or both, would become a default) or give rise to a right of termination, cancellation or acceleration of any obligation or loss of any benefit under, or require a consent or waiver under, any material Contract; or (d) result in the creation of any Encumbrances (other than Permitted Encumbrances) upon any of the properties or assets of the Acquired Corporations, except in the case of clauses (b), (c) and (d), for such violations, conflicts, breaches, defaults, terminations, cancellations, accelerations, losses and Encumbrances, and for any consents or waivers not obtained, as would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect. Except as may

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be required by the Exchange Act, the DGCL, the HSR Act and any filing, notification or approval in any foreign jurisdiction required by Antitrust Laws or Investment Screening Laws and the rules and regulations of the Nasdaq, no Acquired Corporation is required to give notice to, make any filing with, or obtain any Consent from any Governmental Body at any time prior to the Closing in connection with the execution and delivery of this Agreement or any Support Agreement, or the consummation by the Company of the Merger, except those filings, notifications, approvals, notices or Consents that the failure to make, obtain or receive are not reasonably likely to have, individually or in the aggregate, a Material Adverse Effect.

2.23. Fairness Opinions.

(a) The Company Board has received the opinion of Qatalyst Partners LP, as financial advisor to the Company, dated on or prior to the date of this Agreement, that, as of the date of such opinion and subject to the various limitations, qualifications, assumptions and conditions set forth therein, the Merger Consideration to be received by the holders of Shares (other than Parent or any Affiliate thereof) pursuant to, and in accordance with, this Agreement is fair, from a financial point of view, to such holders. It is agreed and understood that such opinion is for the benefit of the Company Board. The Company shall deliver or make available to Parent solely for informational purposes a copy of the signed opinion as soon as practicable following the Company’s receipt of such opinion.

(b) The Company Board has received the opinion of Centerview Partners LLC, as financial advisor to the Company, dated on or prior to the date of this Agreement, that, as of the date of such opinion and subject to the various limitations, qualifications, assumptions and conditions set forth therein, the Merger Consideration to be paid to the holders of Shares (other than Parent or any Affiliate thereof) pursuant to, and in accordance with, this Agreement is fair, from a financial point of view, to such holders. It is agreed and understood that such opinion is for the benefit of the Company Board. The Company shall deliver or make available to Parent solely for informational purposes a copy of the signed opinion as soon as practicable following the Company’s receipt of such opinion.

2.24. Financial Advisor. Except for Centerview Partners LLC and Qatalyst Partners LP, no broker, finder, investment banker, financial advisor or other Person is entitled to any brokerage, finder’s, investment banking, financial advisory or other similar fee or commission, or the reimbursement of expenses in connection therewith, in connection with the Transactions based upon arrangements made by or on behalf of the Company. The Company has delivered or made available to Parent or Parent’s Representatives accurate and complete copies of the engagement agreements (and all indemnification and other agreements related to such engagement) with each of Centerview Partners LLC and Qatalyst Partners LP.

2.25. Related Party Transactions. The Acquired Corporations, on the one hand, are not, and since December 31, 2018 have not been, party to any Contract, transaction, arrangement or understanding with any Affiliate (including any director or officer, any entity in which any such person has a direct or indirect material interest, or any of their respective “associates” or “immediate family” members (as such terms are defined in Rule 12b-2 and Rule 16a-1 of the Exchange Act),) thereof, but not including any wholly owned Subsidiary of the Company, on the other hand, that would be required to be disclosed pursuant to Item 404 of Regulation S-K promulgated by the SEC, other than (i) transactions whereby any such Person has acquired Company Common Stock, equity awards or other securities of the Company in compensation for services as an employee or director of the Company and (ii) employment arrangements.

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2.26. Acknowledgement by the Company. The Company is not relying and has not relied on any representations or warranties whatsoever regarding the subject matter of this Agreement, express or implied, except for the representations and warranties in Section 3. Such representations and warranties by Parent and Merger Sub constitute the sole and exclusive representations and warranties of Parent and Merger Sub in connection with the Transactions and the Company understands, acknowledges and agrees that all other representations and warranties of any kind or nature whether express, implied or statutory are specifically disclaimed by Parent and Merger Sub.

SECTION 3. REPRESENTATIONS AND WARRANTIES OF PARENT AND MERGER SUB

Parent and Merger Sub represent and warrant to the Company as follows (it being understood that each representation and warranty contained in this Section 3 is subject to (a) exceptions and disclosures set forth in the part or subpart of the Parent Disclosure Schedule corresponding to the particular section or subsection in this Section 3 and (b) any exception or disclosure set forth in any other part or subpart of the Parent Disclosure Schedule to the extent it is reasonably apparent from the wording of such exception or disclosure that such exception or disclosure is applicable to qualify such representation and warranty):

3.1. Due Organization. Each of Parent and Merger Sub is a corporation duly organized, validly existing and in good standing under the laws of its jurisdiction of organization and has all necessary power and authority: (a) to conduct its business in the manner in which its business is currently being conducted; (b) to own and use its assets in the manner in which its assets are currently owned and used; and (c) to perform its obligations under all Contracts by which it is bound, except where any such failure would not reasonably be expected to have, individually or in the aggregate, a Parent Material Adverse Effect. Parent has made available to the Company or Company’s Representatives accurate and complete copies of the certificate of incorporation, bylaws and other charter and organizational documents of Parent and Merger Sub, including all amendments thereto.

3.2. Merger Sub. Merger Sub was formed solely for the purpose of engaging in the Transactions and activities incidental thereto and has not engaged in any business activities or conducted any operations other than in connection with the Transactions and those incident to its formation. Either Parent or a wholly owned subsidiary of Parent owns beneficially and of record all of the outstanding capital stock of Merger Sub.

3.3. Authority; Binding Nature of Agreement. Parent and Merger Sub have all requisite corporate power and authority to execute and deliver and perform their obligations under this Agreement and to consummate the Transactions. The execution, delivery and performance by Parent and Merger Sub of this Agreement and the consummation by Parent and Merger Sub of the Transactions have been duly authorized by all necessary action on the part of Parent and Merger Sub and their respective boards of directors, and no other corporate proceedings on the part of

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Parent and Merger Sub are necessary to authorize the execution, delivery and performance of this Agreement or to consummate the Transactions (subject, in case of the Merger, to the recordation of appropriate merger documents as required by the DGCL). This Agreement constitutes the legal, valid and binding obligation of Parent and Merger Sub, and assuming due authorization, execution and delivery by the Company, is enforceable against them in accordance with its terms, subject to (a) laws of general application relating to bankruptcy, insolvency and the relief of debtors and (b) rules of law governing specific performance, injunctive relief and other equitable remedies.

3.4. Non-Contravention; Consents. Assuming compliance with the applicable provisions of the HSR Act, and any applicable filing, notification or approval in any foreign jurisdiction required by Antitrust Laws or Investment Screening Laws, the execution and delivery of this Agreement by Parent and Merger Sub, and the consummation of the Transactions, will not: (a) cause a violation of any of the provisions of the certificate of incorporation or bylaws or other organizational documents of Parent or Merger Sub; (b) cause a violation by Parent or Merger Sub of any Legal Requirements or order applicable to Parent or Merger Sub, or to which they are subject; or (c) conflict with, result in a breach of, or constitute a default on the part of Parent or Merger Sub under any material Contract, except, in the case of clauses (b) and (c), for such conflicts, violations, breaches or defaults as would not reasonably be expected to have, individually or in the aggregate, a Parent Material Adverse Effect. Except as may be required by the Exchange Act (including the filing with the SEC of the Proxy Statement), state Takeover Laws, the DGCL or the HSR Act and any filing, notification or approval in any foreign jurisdiction required by Antitrust Laws or Investment Screening Laws, neither Parent nor Merger Sub, nor any of Parent’s other Affiliates, is required to make any filing with or give any notice to, or to obtain any Consent from, any Governmental Body at or prior to the Closing in connection with the execution and delivery of this Agreement by Parent or Merger Sub or the consummation by Parent or Merger Sub of the Merger or the other Transactions, other than such filings, notifications, approvals, notices or Consents that, if not obtained, made or given, would not reasonably be expected to have, individually or in the aggregate, a Parent Material Adverse Effect. No vote of Parent’s stockholders is necessary to approve this Agreement or any of the Transactions.

3.5. Disclosure. None of the information with respect to Parent or Merger Sub supplied or to be supplied by or on behalf of Parent or Merger Sub or any of their Subsidiaries specifically for inclusion or incorporation by reference in the Proxy Statement will, at the time such document is filed with the SEC, at any time such document is amended or supplemented or at the time such document is first mailed to the Company’s stockholders, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.

3.6. Absence of Litigation. There is no Legal Proceeding pending and served or, to the knowledge of Parent, pending and not served or overtly threatened against Parent or Merger Sub, except as would not and would not reasonably be expected to have, individually or in the aggregate, a Parent Material Adverse Effect. To the knowledge of Parent or Merger Sub, as of the date of this Agreement, neither Parent nor Merger Sub is subject to any continuing order of, consent decree, settlement agreement or similar written agreement with, or continuing investigation by, any Governmental Body, or any order, writ, judgment, injunction, decree, determination or award of any Governmental Body, except as would not and would not reasonably be expected to have, individually or in the aggregate, a Parent Material Adverse Effect.

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3.7. Financing.

(a) Parent has provided to the Company true, complete and correct copies of (i) the fully executed debt commitment letter, dated as of the date hereof, between Merger Sub and the Financing Sources party thereto (together with any related exhibits, schedules, annexes, supplements, term sheets and other agreements and the Debt Fee Letter, the “Debt Commitment Letter”), pursuant to which such Financing Sources have committed, subject to the terms and conditions set forth therein, to provide the commitments set forth therein for the purposes of financing the Transactions and related fees and expenses (the “Debt Financing”), together with the fee letter referenced in the Debt Commitment Letter (the “Debt Fee Letter”) (except that the fee amounts, other economic terms, “market flex” and other customary provisions (none of which would adversely affect the amount, conditionality, availability or termination of the Debt Financing) set forth therein have been redacted), (ii) the fully executed preferred equity commitment letter, dated as of the date hereof, between a direct or indirect parent of Parent and the Financing Sources party thereto (together with any related exhibits, schedules, annexes, supplements, term sheets and other agreements, the “Preferred Equity Commitment Letter”), pursuant to which such Financing Sources have committed, subject to the terms and conditions set forth therein, to provide the commitments set forth therein for the purposes of financing the Transactions and related fees and expenses (the “Preferred Equity Financing”) and (iii) the fully executed equity commitment letter, dated as of August 5, 2021, between Parent and Clearlake Capital Partners V, L.P., Clearlake Capital Partners V (Offshore), L.P., Clearlake Capital Partners V (USTE), L.P., Clearlake Capital Partners VI, L.P., Clearlake Capital Partners VI (Offshore), L.P., Clearlake Capital Partners VI (USTE), L.P. and Clearlake Flagship Plus Partners (Master), L.P. (the “Equity Commitment Letter” and, together with the Debt Commitment Letter and the Preferred Equity Commitment Letter, the “Financing Letters”), pursuant to which the investor parties thereto (the “Equity Financing Parties”) have committed, subject to the terms and conditions set forth therein, to invest in Parent the cash amounts set forth therein (the “Equity Financing” and, together with the Debt Financing and the Preferred Equity Financing, the “Financing”). As of the date hereof, (i) the Financing Letters and the terms of the Financing have not been amended or modified; (ii) no such amendment or modification is contemplated (other than amendments to the Debt Commitment Letter as contemplated by the Debt Commitment Letter as in effect on the date hereof) and (iii) the respective commitments contained therein have not been withdrawn, terminated or rescinded in any respect and, to the knowledge of the Parent, no such withdrawal, termination or rescission is contemplated. As of the date hereof, there are no side letters or other written Contracts related to the funding or investing, as applicable, of the Financing other than as expressly set forth in the Financing Letters delivered to the Company prior to the date hereof. Parent or its Affiliates have fully paid any and all commitment fees or other fees in connection with the Financing Letters that are payable on or prior to the date hereof. As of the date hereof, the Financing Letters are in full force and effect and are the legal, valid, binding and enforceable obligations of Parent and, to Parent’s knowledge, each of the other parties thereto, subject to (A) laws of general application relating to bankruptcy, insolvency and the relief of debtors and (B) rules of law governing specific performance, injunctive relief and other equitable remedies. There are no conditions precedent or other contingencies related to the funding of the full amount of the Financing, other than as expressly set forth in or expressly contemplated by the Financing Letters. As of the date hereof, no event has occurred which, with or without notice, lapse of time or both, would or would reasonably be expected to constitute a default or breach under the Financing Letters on the part of Parent or, to Parent’s knowledge, any other party thereto.

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Assuming satisfaction of the conditions set forth in Section 6.1 and Section 6.2 and taking into account the Marketing Period, Parent has no reason to believe (both before and after giving effect to any “market flex” or other similar provisions in the Debt Commitment Letter or the Debt Fee Letter) that (1) any of the conditions to receipt of the Financing contemplated by the Financing Letters will not be satisfied or (2) the Financing will not be available as and when needed at the Closing.

(b) Concurrently with the execution and delivery of this Agreement, Parent has delivered to the Company a duly executed Limited Guarantee, pursuant to which the Guarantors are guaranteeing certain obligations of Parent in connection with this Agreement. As of the date hereof, the Limited Guarantee is in full force and effect and constitutes the legal, valid and binding obligation of the Guarantors who executed such Limited Guarantee and, assuming compliance by the Company with its representations, warranties and obligations pursuant to this Agreement, no event has occurred which, with or without notice, lapse of time or both, would constitute a default on the part of such Guarantors under such Limited Guarantee.

3.8. Sufficiency of Proceeds. Assuming the Financing is funded in accordance with the Financing Letters and assuming the satisfaction of the conditions set forth in Section 6 (after netting out applicable fees, expenses, original issue discount and similar premiums and charges and after giving effect to the exercise of the maximum amount of flex (including original issue discount flex) provided under the Debt Fee Letter), the net proceeds of the Financing will be, in the aggregate, sufficient to (a) make the payment of the Merger Consideration required to be paid on the Closing Date, (b) make any payments required pursuant Section 7 or Section 8 of the Company Convertible Notes or Article 3 or Article 10 of the Indenture arising as a result of the Merger and (c) along with the cash on hand at the Company at Closing, pay all other amounts (including all costs, fees and expenses) required to be paid at the Closing by the Company, Parent or Merger Sub in connection with the Merger and the Financing in accordance with the terms of this Agreement (collectively, the “Required Amount”).

3.9. Stockholder and Management Arrangements. As of the date hereof, other than the Support Agreements, neither Parent or Merger Sub nor any of their respective Affiliates is a party to any Contract, or has authorized, made or entered into, or committed or agreed to enter into, any formal or informal arrangements or other understandings (whether or not binding) with any Company Stockholder (other than any existing limited partner of any Guarantor or any of its Affiliates), director, officer, employee or other Affiliate of the Company (a) relating to (i) this Agreement, the Merger or the Transactions; or (ii) the Surviving Corporation or any of its Subsidiaries, businesses or operations (including as to continuing employment) from and after the Effective Time; or (b) pursuant to which any (i) such holder of Company Common Stock would be entitled to receive consideration of a different amount or nature than the Merger Consideration in respect of such holder’s shares of Company Common Stock; (ii) such holder of Company Common Stock has agreed to approve this Agreement or vote against any superior offer; or (iii) such stockholder, director, officer, employee or other Affiliate of the Company (other than the Guarantors) has agreed to provide, directly or indirectly, equity investment to Parent, Merger Sub or the Company to finance any portion of the Merger.

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3.10. Ownership of Company Common Stock. As of the date hereof, neither Parent nor any of Parent’s Affiliates directly or indirectly owns, and at all times for the past three years, neither Parent nor any of Parent’s controlled Affiliates has owned, beneficially or otherwise, any shares of the Company’s capital stock or any securities, contracts or obligations convertible into or exercisable or exchangeable for shares of the Company’s capital stock. Neither Parent nor Merger Sub has enacted or will enact a plan that complies with Rule 10b5-1 under the Exchange Act covering the purchase of any of the shares of the Company’s capital stock. As of the date hereof, neither Parent nor Merger Sub is an “interested stockholder” of the Company under Section 203(c) of the DGCL.

3.11. Acknowledgement by Parent and Merger Sub.

(a) Neither Parent nor Merger Sub is relying and neither Parent nor Merger Sub has relied on any representations or warranties whatsoever regarding the subject matter of this Agreement, express or implied, except for the representations and warranties in Section 2, including the Company Disclosure Schedule. Such representations and warranties by the Acquired Corporations constitute the sole and exclusive representations and warranties of the Acquired Corporations in connection with the Transactions and each of Parent and Merger Sub understands, acknowledges and agrees that all other representations and warranties of any kind or nature whether express, implied or statutory are specifically disclaimed by the Acquired Corporations. Without limiting the generality of the foregoing, each of Parent and Merger Sub acknowledges that, except as may be expressly provided in Section 2, no representations or warranties are made with respect to any projections, forecasts, estimates, budgets or prospective information that may have been made available, directly or indirectly, to Parent, Merger Sub, any of their respective Representatives or any other Person.

(b) In connection with the due diligence investigation of the Acquired Corporations by Parent and Merger Sub and their respective Affiliates, stockholders, directors, officers, employees, agents, representatives or advisors, Parent and Merger Sub and their respective Affiliates, stockholders, directors, officers, employees, agents, representatives and advisors have received and may continue to receive after the date hereof from the Acquired Corporations and their respective Affiliates, stockholders, directors, officers, employees, consultants, agents, representatives and advisors certain estimates, projections, forecasts and other forward-looking information, as well as certain business plan information, regarding the Acquired Corporations and their businesses and operations. Parent and Merger Sub hereby acknowledge that there are uncertainties inherent in attempting to make such estimates, projections, forecasts and other forward-looking statements, as well as in such business plans, and that Parent and Merger Sub will have no claim against the Acquired Corporations, or any of their respective Affiliates, stockholders, directors, officers, employees, consultants, agents, representatives or advisors, or any other person with respect thereto unless any such information is expressly addressed or included in a representation or warranty contained in this Agreement. Accordingly, Parent and Merger Sub hereby acknowledge and agree that neither the Acquired Corporations nor any of their respective Affiliates, stockholders, directors, officers, employees, consultants, agents, representatives or advisors, nor any other person, has made or is making any express or implied representation or warranty with respect to such estimates, projections, forecasts, forward-looking statements or business plans unless any such information is expressly addressed or included in a representation or warranty contained in this Agreement.

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3.12. Solvency. As of the Effective Time and immediately after giving effect to the Merger, and, assuming the accuracy of the representations and warranties set forth in Section 2, and the compliance by the Company with Section 4.2, (a) the amount of the “fair saleable value” of the assets (on a going concern basis) of the Surviving Corporation and its Subsidiaries, on a consolidated basis, taken as a whole, will exceed (i) the value of all liabilities of the Surviving Corporation and such Subsidiaries, including contingent and other liabilities; and (ii) the amount that will be required to pay the probable liabilities of each of the Surviving Corporation and its Subsidiaries on their existing debts (including contingent liabilities) as such debts become absolute and matured; (b) the Surviving Corporation and its Subsidiaries, on a consolidated basis, taken as a whole, will not have an unreasonably small amount of capital for the operation of the businesses in which it is engaged or proposed to be engaged; and (c) the Surviving Corporation and its Subsidiaries, on a consolidated basis, taken as a whole, will be able to pay its liabilities, including contingent and other liabilities, as they mature. For purposes of the foregoing, “not have an unreasonably small amount of capital for the operation of the businesses in which it is engaged or proposed to be engaged” and “able to pay its liabilities, including contingent and other liabilities, as they mature” means that such Person will be able to generate enough cash from operations, asset dispositions or refinancing, or a combination thereof, to meet its obligations as they become due. Neither Parent nor Merger Sub is entering into this Agreement with the intent to hinder, delay or defraud either present or future creditors of itself (or of the Surviving Corporation or any of its Subsidiaries).

3.13. Brokers and Other Advisors. No broker, investment banker, financial advisor, finder, agent or other Person is entitled to any broker’s, finder’s, financial advisor’s or other similar fee or commission in connection with the Transactions based upon arrangements made by or on behalf of Parent or any of its Subsidiaries except for Persons, if any, whose fees and expenses shall be paid by Parent and its Affiliates.

SECTION 4. CERTAIN COVENANTS OF THE COMPANY

4.1. Access and Investigation. During the period from the date of this Agreement until the earlier of the Effective Time and the termination of this Agreement pursuant to Section 7.1 (the “Pre-Closing Period”), upon reasonable advance notice to the Company, the Company shall, and shall cause the respective Representatives of the Company to: (a) provide Parent and Parent’s Representatives with reasonable access during normal business hours of the Company to the Company’s Representatives, personnel, and assets and to all existing books, records, Tax Returns, work papers and other documents and information relating to the Company; and (b) promptly provide Parent and Parent’s Representatives with all reasonably requested information regarding the business of the Company, including copies of the existing books, records, Tax Returns, work papers and other documents and information relating to the Company, and with such additional financial, operating and other data and information regarding the Company, as Parent may reasonably request; provided, however, that any such access shall be conducted at Parent’s expense, at a reasonable time, under the supervision of appropriate personnel of the Company and in such a manner as not to unreasonably interfere with the normal operation of the business of the Company, and shall be subject to the Company’s reasonable security measures and insurance requirements and shall not include invasive testing. Nothing herein shall require the Company to permit any inspection or testing, or to disclose any information, that in the reasonable judgement of the Company would be detrimental to the Company’s business or operations nor shall anything

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herein require the Company to disclose any information to Parent if such disclosure would, in its reasonable discretion (i) jeopardize any attorney-client or other legal privilege (so long as the Company has reasonably cooperated with Parent to permit such inspection of or to disclose such information on a basis that does not waive such privilege with respect thereto) or (ii) contravene any applicable Legal Requirement or fiduciary duty (so long as the Company has used reasonable best efforts to provide such information in a way that does not contravene applicable Legal Requirements or fiduciary duties); provided, further, that information shall be disclosed subject to execution of a joint defense agreement in customary form, and disclosure may be limited to external counsel for Parent, to the extent the Company determines doing so may be reasonably required for the purpose of complying with applicable Antitrust Laws or Investment Screening Laws. With respect to the information disclosed pursuant to this Section 4.1, Parent shall comply with, and shall instruct Parent’s Representatives to comply with, all of its obligations under the Confidentiality Agreement dated June 2, 2021, between the Company and Clearlake Capital Group, L.P. (the “Confidentiality Agreement”). All requests for information made pursuant to this Section 4.1 shall be directed to the executive officer or other Person designated by the Company.

4.2. Operation of the Acquired Corporations’ Business.

(a) During the Pre-Closing Period: (i) except (A) as required or otherwise contemplated under this Agreement or as required by applicable Legal Requirements, (B) with the written consent of Parent, which consent shall not be unreasonably withheld, delayed or conditioned, or (C) as set forth in Part 4.2 of the Company Disclosure Schedule, the Company shall use commercially reasonable efforts to (x) ensure that each Acquired Corporation conducts its business in the ordinary course consistent with past practice, and (y) preserve its business material assets, properties, Contracts, employees, Governmental Authorizations and business relationships, and (ii) the Company shall promptly notify Parent of (A) any knowledge of any notice from any Person alleging that the Consent of such Person is or may be required in connection with any of the Transactions and (B) any Legal Proceeding commenced, or, to its knowledge threatened in writing, relating to or involving any Acquired Corporation that relates to the consummation of the Transactions.

(b) During the Pre-Closing Period, except (i) as required or otherwise permitted under this Agreement or as required by applicable Legal Requirements, (ii) with the written consent of Parent, which consent shall not be unreasonably withheld, delayed or conditioned, or (iii) as set forth in Part 4.2 of the Company Disclosure Schedule, the Acquired Corporations shall not:

(i) (A) establish a record date for, declare, accrue, set aside or pay any dividend or make any other distribution (whether in cash, securities or other property or any combination thereof) in respect of any shares of its capital stock (including the Company Common Stock) or other equity or voting interests, except for dividends or other distributions by a direct or indirect wholly owned Subsidiary of the Company to its parent; (B) purchase, redeem or otherwise acquire any of its shares of capital stock (including any Company Common Stock) or other equity or voting interests, or any rights, warrants or options to acquire any shares of its capital stock, other than: (1) repurchases or reacquisitions of Shares outstanding as of the date hereof pursuant to the Company’s right (under written commitments in effect as of the date hereof and listed on Part 4.2(b)(i) of the Company Disclosure Schedule) to purchase or reacquire Shares held by a Company

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Associate only upon termination of such associate’s employment or engagement by the Company at a price per share lower than the Merger Consideration; (2) repurchases of Company Stock Awards (or shares of capital stock issued upon the exercise or vesting thereof) outstanding on the date hereof (in cancellation thereof) pursuant to the terms of any such Company Stock Award (in effect as of the date hereof) between the Company and a Company Associate or member of the Company Board only upon termination of such Person’s employment or engagement by the Company at a price per share lower than the Merger Consideration; or (3) in connection with withholding to satisfy the exercise price and/or Tax obligations with respect to Company Stock Awards; (C) modify the terms of any shares of its capital stock (including the Company Common Stock) or other equity, equity-linked or voting interests; or (D) enter into any agreement with respect to the voting or registration of any shares of its capital stock (including the Company Common Stock) or other equity, equity-linked or voting interests;

(ii) adjust, split, combine, divide, subdivide, recapitalize or reclassify any shares of its capital stock (including the Company Common Stock) or other equity or voting interests or authorize the issuance of any other securities in respect of, in lieu of or in substitution for shares of its capital stock (including the Company Common Stock) or any of its other equity, equity-linked or voting interests;

(iii) sell, issue, grant, deliver, pledge, transfer, subject to any Encumbrance or authorize the issuance, sale, delivery, pledge, transfer, Encumbrance or grant by any Acquired Corporation of (A) any capital stock, equity, equity-linked or voting interest or other security of the Acquired Corporation, (B) any option, call, warrant, restricted securities or right to acquire any capital stock, equity interest or other security of the Acquired Corporation or (C) any instrument convertible into or exchangeable for any capital stock, equity interest or other security of the Acquired Corporation (except that the Company may (1) issue Shares as required to be issued upon the settlement of RSUs outstanding on the Reference Date, upon the exercise of Company Options outstanding as of the Reference Date, or the vesting of Company Stock Awards outstanding as of the date of this Agreement, (2) issue Shares in respect of any awards outstanding under the Company ESPP in respect of the Current ESPP Offering Period, (3) issue Company Options and RSUs to employees who were offered Company Options and/or RSUs as part of offer letters or retention packages that were executed or agreed prior to the date of this Agreement and are set forth on Part 4.2(b)(iii) of the Company Disclosure Schedule and (4) issue Shares pursuant to the conversion of the Company Convertible Notes into shares of Company Common Stock in accordance with the terms of the Indenture);

(iv) establish, adopt, terminate or amend any Employee Plan (or any plan, program, arrangement, practice or other agreement or compensatory/incentive scheme that would be an Employee Plan if it were in existence on the date hereof), or amend or waive any of its rights under, or accelerate the vesting or payment under, any provision of any of the Employee Plans (or any plan, program, arrangement, practice or agreement that would be an Employee Plan if it were in existence on the date hereof) except that the Acquired Corporations: (A) may provide increases in salary, wages or benefits to non-executive officer employees who have an annual base compensation less than $250,000 in the ordinary course of business consistent with past practice as described on Part 4.2(b)(iv) of the Company Disclosure Schedule; and (B) may amend any Employee Plans to the extent required by applicable Legal Requirements;

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(v) (A) enter into (1) any change-of-control or severance agreement with any executive officer, employee, director or independent contractor or (2) any retention agreement with any employee or director, (B) enter into (1) any employment, consulting, severance or other similar or material agreement with or for the benefit of any executive officer or director or (2) any employment agreement or offer letter with or for the benefit of any non-executive officer employee with an annual base salary greater than $250,000 or any consulting agreement with an independent contractors with an annual base compensation greater than $250,000, (C) terminate any employee or independent contractor with an annual base salary or compensation in excess of $250,000 other than for cause or (D) agree to, enter into any Contract that would provide for, or otherwise provide, any 280G gross-up or similar payment;

(vi) take any action that would require any Acquired Corporation to provide notice under the WARN Act or any similar Legal Requirement;

(vii) except as required by applicable Legal Requirements, grant recognition to any labor union, labor organization, works council or other staff representative body, enter into any new collective bargaining agreements, or materially amend any existing collective bargaining agreements;

(viii) modify or affirmatively waive any non-competition, non-solicitation, confidentiality or similar obligation of any employee or service provider of any of the Acquired Corporations;

(ix) amend or permit the adoption of any amendment to its Certificate of Incorporation or bylaws or other charter or organizational documents;

(x) form any Subsidiary, acquire any equity interest in any other Entity or enter into any joint venture, partnership, limited liability corporation or similar arrangement;

(xi) make or authorize any capital expenditure (except that the Acquired Corporations may make any capital expenditure that: (A) is provided for in the Company’s capital expense budget either delivered or made available to Parent or Parent’s Representatives prior to the date of this Agreement, which expenditures shall be in accordance with the categories set forth in such budget and at times consistent with those set forth in such budget; or (B) when added to all other capital expenditures made on behalf of the Acquired Corporations since the date of this Agreement but not provided for in the Company’s capital expense budget either delivered or made available to Parent or Parent’s Representatives prior to the date of this Agreement, does not exceed $500,000 individually and $1,500,000 in the aggregate during any fiscal quarter);

(xii) acquire, sell or otherwise dispose of, divest or spin-off, transfer, assign, mortgage, or pledge or subject to any Encumbrance (other than any Permitted Encumbrance) any assets or properties, (except, in the case of any of the foregoing (A) in the ordinary course of business consistent with past practice (including entering into non-exclusive license agreements in the ordinary course of business), (B) pursuant to dispositions of obsolete, surplus or worn out assets that are no longer useful in the conduct of the business of the Acquired Corporations, (C) as provided for in the Company’s capital expense budget delivered or made available to Parent or Parent’s Representatives prior to the date of this Agreement or (D) with a fair value of $500,000 individually or $1,500,000 in the aggregate);

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(xiii) except for intercompany loans and capital contributions and sales commission advances made in the ordinary course of business, (A) lend money or make capital contributions or advances to or make investments in, any Person (except for advances to employees and consultants for travel and other business related expenses in the ordinary course of business), (B) incur or guarantee any Indebtedness, whether directly, contingently or otherwise (except for short-term borrowings, of not more than $250,000 in the aggregate, incurred in the ordinary course of business consistent with past practice) or (C) amend, issue or sell any debt securities, instruments or warrants or other rights to acquire any debt securities of the Company or any of its Subsidiaries (other than amendments to the Indenture contemplated under the Company Support Agreement with Bondholder, or as required pursuant to Section 10.11 of the Indenture), guarantee any debt securities or instruments of another Person, enter into any “keep well” or other agreement to maintain any financial statement condition of another Person or enter into any arrangement having the economic effect of any of the foregoing;

(xiv) except as required by applicable Legal Requirements, (A) file any material Tax Return that was prepared materially inconsistent with past practice, (B) make, revoke or change any material Tax election or material method of accounting for Tax purposes, (C) file any material amended Tax Return, (D) agree to any extension or waiver of the statute of limitations with respect to the assessment or determination of material Taxes (other than pursuant to extensions of time to file Tax Returns obtained in the ordinary course of business), (E) settle or otherwise compromise any material Tax claim or liability, (F) initiate or enter into any closing, voluntary disclosure or similar agreement with a taxing authority relating to a material amount of Taxes, or otherwise settle any Legal Proceeding relating to a material amount of Taxes, (G) affirmatively surrender any right to claim a material refund of Taxes, or (H) request any letter ruling from the IRS (or any comparable ruling from any other taxing authority);

(xv) except as required by a change in applicable Legal Requirements or GAAP, make any material changes in accounting methods, principles or practices;

(xvi) enter into, modify, amend or terminate any (A) Contract (other than any Material Contract) that if so entered into, modified, amended or terminated would have a Material Adverse Effect; or (B) Material Contract except (1) the entry into any Contract that would be a Material Contract solely because of clause (iv) of Section 2.9(a), or any customer Contract so long as it would not be considered a Material Contract of the Company under clauses (iii), (v) (if otherwise permitted under Section 4.2(b)(xiii)), (viii) or (xiv) of Section 2.9(a) in each case in the ordinary course of business, or (2) terminations as a result of a material breach or a material default by the counterparty or the expiration of such contract in accordance with its terms;

(xvii) engage in any transaction with, or enter into any agreement, arrangement or understanding with, any Affiliate of the Company or other Person covered by Item 404 of Regulation S-K promulgated by the SEC that would be required to be disclosed pursuant to Item 404;

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(xviii) commence any Legal Proceeding, other than: (A) routine matters in the ordinary course of business; (B) in such cases where the Company reasonably determines in good faith that the failure to commence suit would result in a material impairment of a valuable aspect of its business (provided that the Company consults with Parent and considers the views and comments of Parent with respect to such Legal Proceedings prior to commencement thereof); or (C) subject to any limitations set forth in other provisions of this Agreement, in connection with a breach of this Agreement or any other agreements contemplated hereby;

(xix) settle, release, waive or compromise any Legal Proceeding or other claim (or threatened Legal Proceeding or other claim), other than a settlement that (A) does not exceed $150,000 individually and $750,000 in the aggregate, or (B) results solely in no obligation of any of the Acquired Corporations or solely results in the Acquired Corporation’s receipt of payment (which may or may not be subject to a customary release);

(xx) adopt or implement any stockholder rights plan or similar arrangement;

(xxi) propose or adopt a plan or agreement of complete or partial liquidation or dissolution, consolidation, conversion, restructuring, recapitalization or other reorganization of the Acquired Corporations; or

(xxii) authorize any of, or agree or commit to take, any of the foregoing actions.

Notwithstanding the foregoing, nothing contained herein shall give to Parent or Merger Sub, directly or indirectly, rights to control or direct the operations of the Acquired Corporations prior to the Effective Time. Prior to the Effective Time, each of Parent and the Company shall exercise, consistent with the terms and conditions hereof, complete control and supervision of its and its Subsidiaries’ operations.

4.3. No Solicitation.

(a) For the purposes of this Agreement, “Acceptable Confidentiality Agreement” shall mean any customary confidentiality agreement that (i) contains provisions that are no less favorable in the aggregate to the Company (and its Subsidiaries) than those contained in the Confidentiality Agreement (except that the confidentiality agreement need not contain standstill provisions) and (ii) does not prohibit the Company from providing any information to Parent in accordance with this Section 4.3 or otherwise prohibit the Company from complying with its obligations under this Section 4.3.

(b) Except as expressly permitted by this Section 4.3, during the Pre-Closing Period the Acquired Corporations shall not, and shall direct their Representatives not to, directly or indirectly, (i) engage or continue any solicitation, knowing encouragement, knowing facilitation (including by way of providing non-public information), discussions or negotiations with any Persons that may be ongoing with respect to an Acquisition Proposal, (ii) (A) solicit, initiate or knowingly facilitate, induce, assist or encourage (including by way of furnishing non-public information) any Acquisition Proposal or any inquiries, proposals or offers that constitute, or could reasonably be expected to lead to, an Acquisition Proposal (each such, an “Inquiry”) or the

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making, submission or announcement of any Acquisition Proposal or Inquiry, (B) engage in, continue or otherwise participate in any discussions or negotiations regarding, or furnish to any other Person any non-public information relating to any Acquired Corporation or afford to any other Person access to the business, properties, assets, books, records or other non-public information, or to any personnel, of any Acquired Corporation, in each case in connection with or for the purpose of knowingly encouraging, assisting, inducing or facilitating, an Acquisition Proposal or any Inquiry or (C) enter into, approve or endorse Alternative Acquisition Agreement, or enter into any related discussions with respect thereto, that could reasonably be expected to lead to an Acquisition Proposal, (iii) enter into any Contract that would expressly prohibit any Acquired Corporation or any of their Representatives from complying with their obligations to Parent under this Section 4.3 (other than an unintentional and immaterial breach), (iv) take any action to exempt any Person (other than Parent and Merger Sub) from any Takeover Law, or (v) agree, propose or resolve to take, or take any actions prohibited by any of clauses (i) through (iv). From and after the execution and delivery of this Agreement, the Acquired Corporations shall and shall direct their respective Representative to (1) immediately upon execution and delivery of this Agreement, cease any solicitations, discussions, communications or negotiations with any persons that may be ongoing with respect to any Acquisition Proposal or any Inquiry, (2) promptly (and in no event in less than two (2) business day after the date hereof), deliver a written notice to each Person that entered into a confidentiality agreement in anticipation of potentially making an Acquisition Proposal within the last six months, to the effect that the Company is ending all discussions and negotiations with such Person with respect to any Acquisition Proposal, effective on the date thereof, and the notice shall also request such Person to promptly return or destroy all confidential information concerning the Acquired Corporations or any other information furnished to any Person within the last six months for the purpose of evaluating a possible Acquisition Proposal, and (3) immediately upon execution and delivery of this Agreement, terminate all physical and electronic data room access previously granted to any Persons and its Representatives (other than Parent and its Representatives) in connection with any Acquisition Proposal.

(c) If at any time after the execution and delivery of this Agreement and prior to the receipt of the Company Required Vote, any Acquired Corporation or any of their Representatives receives an unsolicited written Acquisition Proposal from any Person or group of Persons, which Acquisition Proposal was made on or after the date of this Agreement and did not result from any breach of this Section 4.3 (other than unintentional and immaterial breach), if the Company Board determines in good faith, after consultation with financial advisors and outside legal counsel, that such Acquisition Proposal constitutes or could reasonably be expected to lead to a Superior Offer and the failure to take any of the following actions would be reasonably likely to be inconsistent with the Company Board’s fiduciary duties under applicable Legal Requirements (a “Qualifying Acquisition Proposal”), then the Company and its Representatives may prior to (but not after) receipt of the Company Required Vote, subject to compliance with this Section 4.3, (A) furnish, pursuant to (but only pursuant to) an Acceptable Confidentiality Agreement, information (including non-public information) with respect to the Acquired Corporations to the Person or group of Persons who has made such Qualifying Acquisition Proposal; provided that the Company shall concurrently provide to Parent any non-public information concerning the Acquired Corporations that is provided to any Person given such access which was not previously provided to Parent or its Representatives and (B) engage in or otherwise participate in discussions or negotiations with the Person or group of Persons making such Qualifying Acquisition Proposal with respect to such Qualifying Acquisition Proposal.

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(d) Following the date of this Agreement, the Company shall promptly (and in any event within 24 hours) notify Parent in writing if (i) any Inquiries or Acquisition Proposal (whether written or oral) are received by any Acquired Corporation or any of their Representatives, (ii) any non-public information is requested from any Acquired Corporation or any of their Representatives in connection with or related to any Inquiry or Acquisition Proposal or (iii) any discussions or negotiations relating to or in connection with any Inquiry or Acquisition Proposal are sought, requested or continued, which notice shall include (A) the identity of such third party making such Inquiry or providing such Acquisition Proposal or requesting such non-public information, (B) a summary of the material terms and conditions of any Acquisition Proposal or Inquiry and (C) copies of all draft Alternative Acquisition Agreements and other documents or materials with respect to such Acquisition Proposal or Inquiry. The Company shall thereafter keep Parent reasonably informed, on a reasonably current basis, of the status and terms of any such Acquisition Proposal or Inquiry and any negotiations related thereto and as otherwise reasonably requested by Parent. In addition, the Company shall, from and after, the receipt of any Inquiry or Acquisition Proposal (1) provide on a current basis any copies of all draft Alternative Acquisition Agreements, financing commitments and other agreements and other documents relating to such Acquisition Proposal or Inquiry provided to or by the Company or any of its Representatives and (2) notify Parent reasonably promptly of any non-public information requests.

(e) Nothing in this Section 4.3 or elsewhere in this Agreement shall prohibit the Company from (i) taking and disclosing to the stockholders of the Company a position contemplated by Rule 14e-2(a), Rule 14d-9 or Item 1012(a) of Regulation M-A promulgated under the Exchange Act, (ii) making any disclosure to the stockholders of the Company that is required by applicable Legal Requirements or (iii) making any “stop, look and listen” communication pursuant to Rule 14d-9(f) promulgated under the Exchange Act; provided that any such action that would otherwise constitute a Company Adverse Change Recommendation shall be made only in accordance with Section 5.1(b).

(f) The Company agrees that in the event any Representative of any Acquired Corporation takes any action (or omits to take any action) which, if taken or not taken by the Acquired Corporation, would constitute a breach of this Section 4.3, the Company shall be deemed to be in breach of this Section 4.3.

SECTION 5. ADDITIONAL COVENANTS OF THE PARTIES

5.1. Company Board Recommendation.

(a) During the Pre-Closing Period, neither the Company Board nor any committee thereof shall (i) (A) (1) fail to make, withhold, withdraw (or modify or qualify in a manner adverse to Parent or Merger Sub), or publicly propose to fail to make, withhold, withdraw (or modify or qualify in a manner adverse to Parent or Merger Sub), the Company Board Recommendation, (2) fail to include the Company Board Recommendation in the Proxy Statement, or (3) approve, recommend or declare advisable, or publicly propose to approve, recommend, endorse or declare advisable, any Acquisition Proposal, (B) if any tender offer or exchange offer is commenced for equity securities of the Company, fail to recommend against such tender offer or exchange offer by the earlier of (1) the 10th business day after the commencement of such tender or exchange offer or (2) the 3rd business day prior to the Company

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Stockholders Meeting, (C) following the public disclosure of an Acquisition Proposal, fail to publicly reaffirm the Company Board Recommendation within five (5) business days after Parent so requests in writing (it being understood that the Company shall not be required by this Section 5.1(a) to make more than one such reaffirmation with respect to any particular Acquisition Proposal), or (D) resolve or agree to do any of the foregoing (any action described in this clause (i) being referred to as a “Company Adverse Change Recommendation”) or (ii) approve, recommend or declare advisable, or propose to approve, recommend or declare advisable, or allow the Company to execute or enter into any Contract (including any letter of intent, memorandum of understanding or agreement in principle, acquisition agreement, merger agreement, option agreement, joint venture agreement, partnership agreement or other similar definitive agreement) relating to any Acquisition Proposal or requiring the Company to abandon or terminate the Transactions (an “Alternative Acquisition Agreement”), or reasonably expected to cause the Company to abandon, terminate, delay or fail to consummate, or that would otherwise materially impede, interfere with or be inconsistent with, the Transactions (other than an Acceptable Confidentiality Agreement).

(b) Notwithstanding anything to the contrary contained in this Agreement, at any time prior to the receipt of the Company Required Vote:

(i) if the Company has received a written Qualifying Acquisition Proposal (which Acquisition Proposal did not arise out of a breach of Section 4.3 (other than an unintentional and immaterial breach)) from any Person that has not been withdrawn and after consultation with outside legal counsel, the Company Board shall have determined, in good faith, that such Acquisition Proposal is a Superior Offer, prior to receipt of the Company Required Vote (A) the Company Board may make a Company Adverse Change Recommendation or (B) the Company may terminate this Agreement to enter into a Specified Agreement with respect to such Superior Offer in accordance with Section 7.1(h), if and only if: (1) the Company Board determines in good faith, after consultation with the Company’s outside legal counsel and financial advisors, that the failure to do so would be inconsistent with the fiduciary duties of the Company Board to the Company’s stockholders under applicable Legal Requirements; (2) the Company shall have given Parent prior written notice of its intention to consider making a Company Adverse Change Recommendation or terminate this Agreement pursuant to Section 7.1(h) at least four business days prior to making any such Company Adverse Change Recommendation or termination (a “Determination Notice”) (which notice shall not, in and of itself, constitute a Company Adverse Change Recommendation if the Company Board publicly reaffirms the Company Board Recommendation and Company Board Determination no later than the day immediately following the expiration of the negotiation period described in this clause (i)); and (3) (x) the Company shall have provided to Parent a summary of the material terms and conditions of the Acquisition Proposal and provided to Parent the latest drafts of the definitive agreement to effect such Superior Offer, any financing commitments or other agreements to be entered into in connection with such Superior Offer, (y) the Company shall have given Parent four business days after the Determination Notice to propose revisions to the terms of this Agreement or make another proposal and shall have made its Representatives reasonably available to negotiate in good faith with Parent (to the extent Parent requests to negotiate) with respect to such proposed revisions or other proposal, if any, and (z) after considering the results of any such negotiations and giving effect to the proposals made by Parent, if any, after consultation with outside legal counsel and financial advisors, the Company Board shall have determined, in good faith, that such Acquisition

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Proposal is a Superior Offer and that the failure to make the Company Adverse Change Recommendation or terminate this Agreement pursuant to Section 7.1(h) would be inconsistent with the fiduciary duties of the Company Board to the Company’s stockholders under applicable Legal Requirements. Issuance of any “stop, look and listen” communication by or on behalf of the Company pursuant to Rule 14d-9(f) shall not, in and of itself, be considered a Company Adverse Change Recommendation and shall not require the giving of a Determination Notice or compliance with the procedures set forth in this Section 5.1 to the extent that any such communication expressly reaffirms the Company Board Recommendation. The provisions of this Section 5.1(b)(i) shall also apply to any amendment to any of the economic terms of the Acquisition Proposal or any other material amendments to the terms of any Acquisition Proposal and require a new Determination Notice, except that the references to four business days shall be deemed to be three business days, during which time the Company and its Representatives shall continue to comply with clause (3) above; and

(ii) other than in connection with an Acquisition Proposal, the Company Board may make a Company Adverse Change Recommendation in response to a Change in Circumstance, if and only if: (A) the Company Board determines in good faith, after consultation with the Company’s outside legal counsel and financial advisors, that the failure to do so would be inconsistent with the fiduciary duties of the Company Board to the Company’s stockholders under applicable Legal Requirements; (B) the Company shall have given Parent a Determination Notice at least four business days prior to making any such Company Adverse Change Recommendation; and (C) (1) the Company shall have specified the Change in Circumstance in reasonable detail, (2) the Company shall have given Parent the four business days after the Determination Notice to propose revisions to the terms of this Agreement or make another proposal so that such Change in Circumstances would no longer necessitate a Company Adverse Change Recommendation, and shall have made its Representatives reasonably available to negotiate in good faith with Parent (to the extent Parent requests to do so) with respect to such proposed revisions or other proposal, if any, and (3) after considering the results of any such negotiations and giving effect to the proposals made by Parent, if any, after consultation with outside legal counsel and financial advisors, the Company Board shall have determined, in good faith, that the failure to make the Company Adverse Change Recommendation in response to such Change in Circumstance would be inconsistent with the fiduciary duties of the Company Board to the Company’s stockholders under applicable Legal Requirements. For the avoidance of doubt, the provisions of this Section 5.1(b)(ii) shall also apply to any material change to the facts and circumstances relating to such Change in Circumstance shall require a new Determination Notice, except that the references to four business days shall be deemed to be three business days, during which time the Company and its Representatives shall continue to comply with clause (3) above mutatis mutandis.

(c) Nothing in the Confidentiality Agreement shall prohibit or limit the ability of Parent or any of its Affiliates or Representatives to make any proposals to, or undertake any negotiations with, the Company as contemplated by this Section 5.1 or otherwise in connection with any Acquisition Proposal made by a third party.

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5.2. Proxy Statement.

(a) As promptly as reasonably practicable (and no later than 30 calendar days) following the date of this Agreement, the Company shall (i) prepare and file with the SEC a preliminary proxy statement (as amended or supplemented from time to time, the “Proxy Statement”) to be sent to the stockholders of the Company relating to the special meeting of the Company’s stockholders (such special meeting and any adjournments or postponements thereof, the “Company Stockholders Meeting”) to be held to consider, among other matters, the adoption of this Agreement and (ii) set a record date for determining the stockholders entitled to notice of and to vote at the Company Stockholders Meeting and commence a broker search pursuant to Section 14a-13 of the Exchange Act in connection therewith consistent with the timing to hold the Company Stockholders Meeting as described in this Section 5.2. Each of the Company and Parent shall furnish all information concerning itself and its Affiliates that is required to be included in the Proxy Statement, and each of the Company and Parent covenants that none of the information supplied or to be supplied by it for inclusion or incorporation in the Proxy Statement will, at the date it is filed with the SEC or first mailed to the Company Stockholders or at the time of the Company Stockholders Meeting or at the time of any amendment or supplement thereof, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they are made, not misleading. The Company shall use its reasonable best efforts to respond as promptly as reasonably practicable to any (written or oral) comments of the SEC with respect to the Proxy Statement and to have the Proxy Statement cleared by the SEC as promptly as reasonably practicable. The Company shall use its reasonable best efforts to cause the definitive Proxy Statement to be mailed to the Company Stockholders as promptly as reasonably practicable after the date on which the Proxy Statement is cleared by the SEC. The Company shall promptly notify Parent upon the receipt of any (written or oral) comments from the SEC or its staff or any request from the SEC or its staff for amendments or supplements to the Proxy Statement and shall provide Parent with a copy of all material written correspondence between the Company or any Company Representatives, on the one hand, and the SEC or its staff, on the other hand (and a summary of any oral conversations) with respect to the Proxy Statement or the Transactions. The Company shall give Parent and its counsel a reasonable opportunity to review and comment on the Proxy Statement, including all amendments and supplements thereto, prior to filing such documents with the SEC and disseminating such documents to the Company Stockholders and reasonable opportunity to review and comment on all responses to requests for additional information and shall give due consideration, in good faith, to including any comments on each such document or response that are reasonably proposed by Parent. If, at any time prior to the Company Stockholders Meeting, any information relating to the Company, Parent or any of their respective Affiliates, officers or directors should be discovered by the Company or Parent that should be set forth in an amendment or supplement to the Proxy Statement, so that the Proxy Statement shall not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they are made, not misleading, the Party that discovers such information shall promptly notify the other Parties, and an appropriate amendment or supplement describing such information shall be filed with the SEC and, to the extent required by applicable Legal Requirements, disseminated to the Company Stockholders; provided, that the delivery of such notice and the filing of any such amendment or supplement shall not affect or be deemed to modify any representation or warranty made by any Party hereunder or otherwise affect the remedies available hereunder to any Party.

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(b) The Company shall, as promptly as reasonably practicable, and in no event later than ten (10) calendar days, after the date on which the Company is informed that the SEC has cleared the Proxy Statement (or, if the SEC does not inform the Company that it intends to review the Proxy Statement on or before the tenth (10th) calendar day following the filing of the preliminary Proxy Statement pursuant to Rule 14a-6 under the Exchange Act, as promptly as practical following such 10th calendar day), (i) mail or cause to be mailed a letter to the holders of Shares, notice of the Company Stockholders Meeting and form of proxy accompanying the Proxy Statement that will be provided to the holders of Shares in connection with the solicitation of proxies for use at the Company Stockholders Meeting and (ii) take all other action necessary under all applicable Legal Requirements, the Certificate of Incorporation, bylaws and the rules of the Nasdaq to duly call, give notice of, convene and hold the Company Stockholders Meeting. The Company shall hold the Company Stockholders Meeting as promptly as reasonably practicable after the date on which the Proxy Statement mailing to stockholders is complete and in any event no later than thirty (30) calendar days after the date of such completed mailing (or if the Company’s nationally recognized proxy solicitor advises that thirty (30) days from the date of mailing the Proxy Statement is insufficient time to submit and obtain the Company Required Vote, such later date to which Parent consents (such consent not to be unreasonably delayed, conditioned or withheld)). The Company shall not postpone or adjourn the Company Stockholders Meeting. Notwithstanding the immediately preceding sentence, (A) if (1) on a date for which the Company Stockholders Meeting is scheduled, the Company has not received proxies representing a sufficient number of Shares to constitute a quorum and to obtain the Company Required Vote, whether or not a quorum is present, or (2) prior to the Company Stockholders Meeting, to the extent necessary to ensure that any supplement or amendment to the Proxy Statement that is required by applicable Legal Requirements is provided to the Company Stockholders within the minimum amount of time prior to the Company Stockholders Meeting required by applicable Legal Requirement, the Company shall, after consultation with Parent, have the right to and (B) upon the written direction of Parent, if the Company has not received proxies representing a sufficient number of Shares to constitute a quorum or the Company has not received sufficient affirmative approvals from the Company Stockholders to obtain the Company Required Vote at the then-scheduled date of the Company Stockholders Meeting, whether or not a quorum is present, the Company shall, in either case, make one or more successive postponements or adjournments of the Company Stockholders Meeting; provided, that no (1) postponement or adjournment shall be permitted if it would require a change to the record date for the Company Stockholders Meeting and (2) if requested by Parent, the Company shall effect an adjournment or postponement of the Company Stockholders Meeting under the circumstances contemplated by the above clause (B) for a period of up to ten business days in the aggregate (provided, that Parent shall only make up to two such requests, each for up to ten business days, and no such request for a postponement shall be permitted if it would require a change to the record date for the Company Stockholders Meeting). The Company shall, unless there has been a Company Adverse Change Recommendation in accordance with Section 5.1(b), use its reasonable best efforts to solicit from the Company Stockholders proxies in favor of the Company Required Vote, and to take all other actions necessary or advisable to secure the Company Required Vote. The Company shall, upon the request of Parent, use its commercially reasonable efforts to cause the applicable proxy solicitor of the Company to advise Parent on a reasonable basis as to the aggregate tally of proxies received by the Company with respect to the Company Required Vote and, during the last ten business days prior to the Company Stockholders Meeting shall provide Parent on each day a tally of proxies received by the Company with respect to the Company Stockholders Meeting.

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(c) Notwithstanding any Company Adverse Change Recommendation, the Company shall nonetheless submit this Agreement to the holders of Shares for adoption at the Company Stockholders Meeting in accordance with the terms of this Agreement, unless the Agreement has been terminated in accordance with Section 7 prior to the Company Stockholders Meeting.

5.3. Filings, Consents and Approvals.

(a) Subject to the terms and conditions set forth in this Agreement, each of the Parties shall use their respective reasonable best efforts to consummate and make effective the Transactions as soon as reasonably practicable, including (i) the obtaining of all necessary actions or nonactions, waivers, consents, clearances, decisions, declarations, approvals and, expirations or terminations of waiting periods from Governmental Bodies and the making of all necessary registrations and filings and the taking of all steps as may be necessary to obtain any such consent, decision, declaration, approval, clearance or waiver, or expiration or termination of a waiting period by or from, or to avoid an action or proceeding by, any Governmental Body in connection with any Antitrust Law, (ii) the obtaining of all necessary consents, authorizations, approvals or waivers from third parties, and (iii) the execution and delivery of any additional instruments necessary to consummate the Transactions.

(b) Without limiting the foregoing, each the Parties agree to use, and cause its respective Subsidiaries to use, reasonable best efforts to cause the prompt expiration or termination of any applicable waiting period and to resolve objections, if any, of the FTC or DOJ, or other Governmental Bodies, including those of any other jurisdiction for which consents, permits, authorizations, waivers, clearances, approvals and expirations or terminations of waiting periods are sought or become required with respect to the Transactions, so as to obtain such consents, permits, authorizations, waivers, clearances, approvals or termination of the waiting period under the HSR Act or other Antitrust Laws or under Investment Screening Laws, and to avoid the commencement of a lawsuit by the FTC, the DOJ or other Governmental Bodies under Antitrust Laws or Investment Screening Laws, and to avoid the entry of, or to effect the dissolution of, any injunction, temporary restraining order or other order in any suit or proceeding which would otherwise have the effect of preventing the Closing or delaying the Closing past the Termination Date, including (i) negotiating, committing to and effecting, by consent decree, hold separate order or otherwise, the sale, lease, license, divestiture or disposition of any assets, rights, product lines, or businesses of the Company, the Parent or any of their respective Subsidiaries, (ii) terminating existing relationships, contractual rights or obligations of the Company, the Parent or any of their respective Subsidiaries, (iii) terminating any venture or other arrangement, (iv) creating any relationship, contractual rights or obligations of the Company, the Parent or any of their respective Subsidiaries, (v) effectuating any other change or restructuring of the Company, the Parent or any of their respective Subsidiaries and (vi) otherwise taking or committing to take any actions with respect to the businesses, product lines or assets the Company, the Parent or any of their respective Subsidiaries; provided that Parent or the Company shall only be required to take or commit to take, and shall only take or commit to take any such action, or agree to any such condition or restriction, if such action, commitment, agreement, condition or restriction is binding on the Company only

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in the event the Closing occurs and the Company shall not take or commit to take any such action without the written consent of Parent (which consent shall not be unreasonably withheld, conditioned or delayed). The Parties shall defend through litigation on the merits any claim asserted in court by any party, including any Governmental Body, under Antitrust Laws in order to avoid entry of, or to have vacated or terminated, any decree, order or judgment (whether temporary, preliminary or permanent) that could restrain or prevent the Closing or delay the Closing beyond the Termination Date.

(c) Subject to the terms and conditions of this Agreement, each of the Parties hereto shall (and shall cause their respective Subsidiaries, if applicable, to): (i) promptly, but in no event later than ten (10) business days after the date hereof, make an appropriate filing of all Notification and Report forms as required by the HSR Act with respect to the Transactions; (ii) promptly, but in no event later than fifteen (15) business days after the date hereof, make all other filings, notifications or other consents as may be required to be made or obtained by such Party under foreign Antitrust Laws in those jurisdictions identified in Schedule 5.3(c), which contains the list of the only jurisdictions where filing, notification, expiration of a waiting period or consent or approval is a condition to Closing; and (iii) cooperate and consult with each other in determining whether, and promptly preparing and making, any other filings or notifications or other consents required to be made with, or obtained from, any other Governmental Bodies in connection with the Transactions.

(d) Without limiting the generality of anything contained in this Section 5.3, during the Pre-Closing Period, each Party hereto shall use its reasonable best efforts to (i) cooperate in all respects and consult with each other in connection with any filing or submission in connection with any investigation or other inquiry, including allowing the other Party to have a reasonable opportunity to review in advance and comment on drafts of filings and submissions, (ii) give the other Parties prompt notice of the making or commencement of any request, inquiry, investigation, action or Legal Proceeding brought by a Governmental Body or brought by a third party before any Governmental Body, in each case, with respect to the Transactions, (iii) keep the other Parties informed as to the status of any such request, inquiry, investigation, action or Legal Proceeding, (iv) promptly inform the other Parties of any communication to or from the FTC, DOJ or any other Governmental Body in connection with any such request, inquiry, investigation, action or Legal Proceeding, (v) promptly furnish to the other Party, subject to an appropriate confidentiality agreement to limit disclosure to outside counsel and consultants retained by such counsel, with copies of document, communications or materials provided to or received from any Governmental Body in connection with any such request, inquiry, investigation, action or Legal Proceeding (documents provided pursuant to this provision may be redacted (A) as necessary to comply with contractual arrangements and (B) as necessary to address reasonable privilege concerns), (vi) subject to an appropriate confidentiality agreement to limit disclosure to outside counsel and consultants retained by such counsel, and to the extent reasonably practicable, consult in advance and cooperate with the other Parties and consider in good faith the views of the other Parties in connection with any substantive communication, analysis, appearance, presentation, memorandum, brief, argument, opinion or proposal to be made or submitted in connection with any such request, inquiry, investigation, action or Legal Proceeding and (vii) except as may be prohibited by any Governmental Body or by any Legal Requirement, in connection with any such request, inquiry, investigation, action or Legal Proceeding in respect of the Transactions, provide advance notice of and permit authorized Representatives of the other

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Party to be present at each meeting or conference relating to such request, inquiry, investigation, action or Legal Proceeding and to have access to and be consulted in advance in connection with any argument, opinion or proposal to be made or submitted to any Governmental Body in connection with such request, inquiry, investigation, action or Legal Proceeding. Each Party shall respond as promptly as practicable to any reasonable request for information, documentation, other material or testimony that may be reasonably requested by any Governmental Body, in connection with such applications or filings for the Transactions. Parent shall pay all filing fees under the HSR Act and all filing fees required under foreign Antitrust Laws; provided that the Parent and the Company each shall bear its own costs for the preparation of any such filings. Neither Party, without the prior written consent of the other (i) shall, commit to, or agree to stay, toll or extend any applicable waiting period and shall not commit to, or agree to pull and refile under the HSR Act or other applicable Antitrust Laws with any Governmental Body, and (ii) shall not commit to, or agree with any Governmental Body not to consummate the Merger or Transactions for any period of time.

(e) Each of Parent and Merger Sub shall not, and Parent shall cause the Parent Controlled Affiliates not to, acquire or agree to acquire, by merging with or into or consolidating with, or by purchasing a substantial portion of the assets of or equity in, any business or any corporation, partnership, association, or other business organization or division thereof, in each case, if the entering into such agreement, or the consummation of such acquisition, merger or consolidation, would reasonably be expected to: (i) prevent consummation of the Merger and the Transactions, (ii) delay the Closing beyond the Termination Date, or (iii) cause any Governmental Body to prohibit the consummation of the Merger and the Transactions.

5.4. Company Options and RSUs; Company ESPP. Prior to the Closing, the Company shall take all actions (including obtaining any necessary determinations and/or resolutions of the Company Board or a committee thereof) that may be necessary (under the Company Equity Plans and award agreements pursuant to which Company Stock Awards are outstanding or otherwise) to effect the treatment of the Company Options and RSUs contemplated by the terms of Section 1.8.

(a) As soon as practicable following the date hereof, the Company shall take all actions with respect to the Company ESPP that are necessary to provide that: (i) with respect to any offering periods in effect as of the date hereof (the “Current ESPP Offering Periods”), no employee who is not a participant in the Company ESPP as of the date hereof may become a participant in the Company ESPP and no participant may increase the percentage amount of his or her payroll deduction election from that in effect on the date hereof for such Current ESPP Offering Periods; (ii) subject to the consummation of the Merger, the Company ESPP shall terminate effective immediately prior to the Effective Time; (iii) if the Current ESPP Offering Periods terminate prior to the Effective Time, then the Company ESPP shall be suspended and no new offering period shall be commenced under the Company ESPP prior to the termination of this Agreement; and (iv) if any Current ESPP Offering Period is still in effect at the Effective Time, then the last day of such Current ESPP Offering Period shall be accelerated to a date prior to the Closing Date as specified by the Company Board in accordance with Section 19(c) of the Company ESPP.

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5.5. Employee Benefits. For a period of at least one year following the Effective Time, Parent shall provide, or cause to be provided, to each employee of the Company who is employed by the Company as of immediately prior to the Effective Time and who continues to be employed by the Surviving Corporation (or any Affiliate thereof) during such period (each, a “Continuing Employee”) (i) base salary (or base wages, as the case may be) and annual cash target bonus opportunity or annual commission opportunity (as the case may be, other than equity compensation or equity-based arrangements or long term incentive opportunities), each of which is no less favorable than the base salary (or base wages, as the case may be), annual cash target bonus opportunity or annual commission opportunity and benefits (as the case may be, other than equity compensation or equity-based arrangements or long term incentive opportunities) provided to such Continuing Employee immediately prior to the execution of this Agreement and (ii) other broad-based benefits that are no less favorable in the aggregate to the benefits provided to such Continuing Employee immediately prior to the execution of this Agreement. Without limiting the foregoing:

(a) Each Continuing Employee shall be given service credit for all purposes, including for eligibility to participate, benefit levels (including levels of benefits under Parent’s and/or the Surviving Corporation’s vacation policy) and eligibility for vesting under Parent and/or the Surviving Corporation’s employee benefit plans and arrangements with respect to his or her length of service with the Company (and its Subsidiaries and predecessors) prior to the Closing Date that was credited under a similar benefit arrangement of the Company prior to the Closing, provided that the foregoing shall not (i) result in the duplication of benefits or to benefit accrual under any pension plan or vesting under any equity compensation arrangement or (ii) with respect to Non-US Continuing Employees, apply where such treatment does not comply with applicable Legal Requirements.

(b) With respect to any accrued but unused personal, sick or vacation time to which any Continuing Employee is entitled pursuant to the personal, sick or vacation policies applicable to such Continuing Employee immediately prior to the Effective Time, Parent shall, or shall cause the Surviving Corporation to and instruct its Affiliates to, as applicable (and without duplication of benefits), assume, as of the Effective Time, the liability for such accrued personal, sick or vacation time and allow such Continuing Employee to use such accrued personal, sick or vacation time in accordance with the practice and policies of the Company as in effect or amended from time to time.

(c) To the extent that service is relevant for eligibility, vesting or allowances (including paid time off) under any health or welfare benefit plan of Parent and/or the Surviving Corporation, then Parent shall use commercially reasonable efforts to (i) waive all limitations as to pre-existing conditions, exclusions and waiting periods with respect to participation and coverage requirements applicable to the Continuing Employees, to the extent that such conditions, exclusions and waiting periods would not apply under a similar employee benefit plan in which such employees participated prior to the Effective Time and (ii) ensure that such health or welfare benefit plan shall, for purposes of eligibility, vesting, deductibles, co-payments and out-of-pocket maximums and allowances (including paid time off), credit Continuing Employees for service and amounts paid prior to the Effective Time with the Company to the same extent that such service and amounts paid was recognized prior to the Effective Time under the corresponding health or welfare benefit plan of the Company, in each case, with respect to the Non-US Continuing Employees, to the extent required under applicable Legal Requirements.

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(d) Nothing in this Agreement shall prohibit the Company, the Surviving Corporation, the Parent or any of its or their Affiliates from amending, modifying or terminating, or shall be construed as an amendment or modification to, any or all compensation or benefit plans, programs, policies, practices, agreements and arrangements sponsored or maintained by the Company, the Surviving Corporation, the Parent or any of their Affiliates, including each Employee Plan, and nothing in this Agreement shall require the Company, the Surviving Corporation, the Parent or any of its or their Affiliates to continue any particular compensation or benefit plan, program, policy, practice, agreement or arrangement after the Effective Time or to employ any particular person on any particular terms. The provisions of this Section 5.5 are solely for the benefit of the Parties to this Agreement, and no provision of this Section 5.5 is intended to, or shall, constitute the establishment or adoption of or an amendment to any employee benefit plan for purposes of ERISA or otherwise and no current or former employee or any other individual associated therewith shall be regarded for any purpose as a third party beneficiary of this Agreement or have the right to enforce the provisions hereof.

5.6. Indemnification of Officers and Directors.

(a) All rights to indemnification, advancement of expenses and exculpation by the Company existing in favor of those Persons who are directors and officers of any Acquired Corporation as of the date of this Agreement or have been directors or officers of any Acquired Corporation in the past (the “Indemnified Persons”) for their acts and omissions occurring prior to the Effective Time, as provided in the certificate of incorporation and bylaws (or applicable governing documents) of the applicable Acquired Corporation (as in effect as of the date of this Agreement) and as provided in the indemnification agreements between the Acquired Corporation and said Indemnified Persons (as set forth on Part 5.6(a) of the Company Disclosure Schedule and in effect as of the date of this Agreement) in the forms made available by the Company to Parent or Parent’s Representatives prior to the date of this Agreement, shall survive the Merger and shall not be amended, repealed or otherwise modified in any manner that would adversely affect the rights thereunder of such Indemnified Persons, and shall be observed by the Surviving Corporation and its Subsidiaries to the fullest extent available under Delaware law for a period of six years from the Effective Time, and any claim made pursuant to such rights within such six-year period shall continue to be subject to this Section 5.6(a) and the rights provided under this Section 5.6(a) until disposition of such claim.

(b) From the Effective Time until the sixth anniversary of the date on which the Effective Time occurs, Parent and the Surviving Corporation (together with their successors and assigns, the “Indemnifying Parties”) shall, to the fullest extent permitted under applicable Legal Requirements, indemnify and hold harmless each Indemnified Person in his or her capacity as an officer or director of an Acquired Corporation against all losses, claims, damages, liabilities, fees, expenses, judgments or fines incurred by such Indemnified Person as an officer or director of an Acquired Corporation in connection with any pending or threatened Legal Proceeding based on or arising out of, in whole or in part, the fact that such Indemnified Person is or was a director or officer of an Acquired Corporation at or prior to the Effective Time and pertaining to any and all matters pending, existing or occurring at or prior to the Effective Time, whether asserted or

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claimed prior to, at or after the Effective Time, including any such matter arising under any claim with respect to the Transactions. Without limiting the foregoing, from the Effective Time until the sixth anniversary of the date on which the Effective Time occurs, the Indemnifying Parties shall also, to the fullest extent permitted under applicable Legal Requirements, advance reasonable and documented out-of-pocket costs and expenses (including reasonable and documented attorneys’ fees) incurred by the Indemnified Persons in connection with matters for which such Indemnified Persons are eligible to be indemnified pursuant to this Section 5.6(b) within fifteen (15) days after receipt by Parent of a written request for such advance, subject to the execution by such Indemnified Persons of appropriate undertakings in favor of the Indemnifying Parties to repay such advanced costs and expenses if it is ultimately determined in a final and non-appealable judgment of a court of competent jurisdiction that such Indemnified Person is not entitled to be indemnified under this Section 5.6(b).

(c) From the Effective Time until the sixth anniversary of the Effective Time, the Surviving Corporation shall, and Parent shall cause the Surviving Corporation to, maintain in effect the existing policy of directors’ and officers’ liability insurance maintained by the Acquired Corporations as of the date of this Agreement (an accurate and complete copy of which has been made available by the Company to Parent or Parent’s Representatives prior to the date of this Agreement) for the benefit of the Indemnified Persons who are currently covered by such existing policy with respect to their acts and omissions occurring prior to the Effective Time in their capacities as directors and officers of the Company (as applicable), on terms with respect to coverage, deductibles and amounts no less favorable than the existing policy (or at or prior to the Effective Time, Parent or the Company may (through a nationally recognized insurance broker) purchase a six-year “tail” policy for the existing policy effective as of the Effective Time) and if such “tail policy” has been obtained, it shall be deemed to satisfy all obligations to obtain and/or maintain insurance pursuant to this Section 5.6(c); provided, however, that in no event shall the Surviving Corporation be required to expend in any one year an amount in excess of 300% of the annual premium currently payable by the Acquired Corporations with respect to such current policy, it being understood that if the annual premiums payable for such insurance coverage exceeds such amount, Parent shall be obligated to cause the Surviving Corporation to obtain a policy with the greatest coverage available for a cost equal to such amount.

(d) In the event Parent or the Surviving Corporation or any of their respective successors or assigns (i) consolidates with or merges into any other Person and shall not be the continuing or surviving corporation or Entity of such consolidation or merger or (ii) transfers all or substantially all of its properties and assets to any Person, then, and in each such case, Parent shall ensure that the successors and assigns of Parent or the Surviving Corporation, as the case may be, or at Parent’s option, Parent, shall assume the obligations set forth in this Section 5.6.

(e) The provisions of this Section 5.6 shall survive the Merger and are (i) intended to be for the benefit of, and shall be enforceable by, each of the Indemnified Persons and their successors, assigns and heirs and (ii) in addition to, and not in substitution for, any other rights to indemnification or contribution that any such Person may have by contract or otherwise. Unless required by applicable Legal Requirement, this Section 5.6 may not be amended, altered or repealed after the Effective Time in such a manner as to adversely affect the rights of any Indemnified Person or any of their successors, assigns or heirs without the prior written consent of the affected Indemnified Person.

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5.7. Securityholder Litigation. Until the termination of this Agreement in accordance with Section 7, the Company shall promptly notify Parent of any litigation against the Company and/or its directors relating to the Transactions and keep Parent informed on a reasonably current basis with respect thereto. The Company shall give Parent the right to review and comment on all filings or responses to be made by the Company in connection with such litigation, and the right to consult on the settlement with respect to such litigation, and the Company shall in good faith take such comments into account. No such settlement shall be agreed to without Parent’s prior written consent (such consent not to be unreasonably withheld, conditioned or delayed).

5.8. Financing.

(a) Each of Parent or Merger Sub, as applicable, shall use its reasonable best efforts to take, or cause to be taken, all actions and to do, or cause to be done, all things reasonably necessary, proper or advisable to arrange and obtain the Financing, including to: (i) maintain in effect the Financing Letters until the funding of the applicable Financing thereunder, (ii) satisfy on a timely basis all conditions and covenants applicable to Parent in the Financing Letters that are within Parent’s reasonable control, (iii) negotiate, enter into, execute and deliver definitive agreements with respect thereto on a timely basis on terms and conditions that are not materially less favorable, in the aggregate, to Parent or Merger Sub, as applicable, than those contemplated by the applicable Financing Letters (including, if applicable, any “market flex” provisions), (iv) enforce its rights pursuant to the Financing Letters, and (v) upon the satisfaction of the conditions set forth in Section 6 (other than those conditions that by their nature are to be satisfied at Closing, but subject to the fulfillment or waiver of such conditions), consummate the Financing at or prior to the Closing. Without limiting the generality of the foregoing, Parent shall (A) give the Company prompt notice of any breach or default (or any event or circumstance that, with or without notice, lapse of time or both, could reasonably be expected to give rise to any breach or default) by any party to any Financing Letter or definitive document related to the Financing of which Parent becomes aware, (B) give the Company prompt notice of the receipt of any written notice or other written communication from any Person with respect to any (1) actual or potential breach, default, termination or repudiation of the Financing Letters or the definitive documents related to the Financing by any party thereto or (2) material dispute or disagreement between or among any parties to any Financing Letter or any definitive document related to the Financing (for the avoidance of doubt, excluding ordinary course negotiations), and (C) promptly deliver to the Company complete, correct and executed copies of any amendment, modification, or waiver of any Financing Letters (including all related fee letters, which may be redacted as provided in accordance with the terms of Section 3.7) of the type described in clauses (i), (ii) or (iii) of Section 5.8(f). Notwithstanding the foregoing, nothing herein shall require the Parent to disclose any information if such disclosure would, in its reasonable discretion (i) jeopardize any attorney-client or other legal privilege (so long as the Parent has reasonably cooperated with the Company to permit such inspection of or to disclose such information on a basis that does not waive such privilege with respect thereto) or (ii) contravene any applicable Legal Requirement, fiduciary duty or binding agreement entered into prior to the date of this Agreement (including any confidentiality agreement to which the Parent or its Affiliates is a party).

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(b) Prior to the Closing, the Company shall use reasonable best efforts to provide to Parent, at Parent’s sole expense, reasonable cooperation requested by Parent in connection with the Financing, including, (i) at reasonable times and upon reasonable notice, preparation for and participation in a reasonable number of meetings, conference calls, presentations, due diligence sessions, drafting sessions and sessions with rating agencies and prospective Financing Sources or prospective equity financing sources (including customary one-on-one meetings with the parties acting as lead arrangers or agents for, and prospective lenders of, any Debt Financing or Preferred Equity Financing) or other reasonable and customary debt or equity financing activities, in each case, by officers of customary seniority and expertise of the Company; (ii) cooperating with the marketing efforts of Parent and the Financing Sources relating to the Debt Financing, the Preferred Equity Financing and syndication of the Equity Financing, including providing reasonable assistance with the preparation of materials for rating agency presentations, information memoranda and packages, a confidential information memorandum and similar documents required in connection with the Debt Financing or Preferred Equity Financing or syndication of the Equity Financing, including the marketing and syndication thereof (if applicable); (iii) as promptly as reasonably practicable, furnishing Parent with such financial and other information required by the Debt Commitment Letter or Preferred Equity Commitment Letter and relating to the Company and Subsidiaries of the Company as may be reasonably requested to arrange, obtain, negotiate and/or close the Debt Financing or Preferred Equity Financing, including, (x) the Required Financial Information, and (y) such other information with respect to the Company and its Subsidiaries’ current and historical operations, assets and business activities and financial statements and other financial reports and information, as may be reasonably requested by Parent to the extent that such information is of the type and form customarily included in a bank information memoranda and is historically prepared by the Company and its Subsidiaries and customary and reasonable assistance (but not preparation of) in the preparation by Parent of pro forma financial information and pro forma financial statements (it being understood that Parent shall be responsible for the preparation of any pro forma calculations, any post-Closing or other pro forma cost savings, capitalization, ownership or other pro forma adjustments that may be included therein); (iv) assisting with the negotiation and preparation of, and executing and delivering, any customary credit agreements, purchase agreements, amendments, collateral documents, other definitive financing agreements, customary officer’s certificates and other certificates or documents with respect to the Debt Financing and Preferred Equity Financing (including schedules thereto) as may be reasonably requested by Parent, including, without limitation, any schedules or exhibits thereto and the furnishing of any customary financing deliverables; provided that such agreements do not become effective until the Closing; (v) furnishing Parent promptly, and in any event at least five (5) business days prior to the Closing Date (to the extent requested at least eight (8) business days prior to the Closing Date), with all documentation and other information that the Financing Sources determine is required by any Governmental Body under applicable “know your customer”, beneficial ownership and anti-money laundering rules and regulations, including the USA PATRIOT Act; (vi) facilitating the negotiation of payoff letters and other customary release and termination documentation for any indebtedness required by the terms of this Agreement to be repaid at Closing (including providing any required prepayment notices with respect thereto); (vii) facilitating the pledge of and obtaining perfection in collateral and the provision of guarantees, in each case, the effectiveness of which shall be conditioned upon the occurrence of the Closing and (viii) executing and delivering customary authorization letters authorizing the distribution of information to prospective lenders with respect to the Debt Financing; provided, however, that nothing herein shall require such cooperation to the extent it would interfere unreasonably with the business or the other operations of the Acquired Corporations; provided, further, none of the Acquired Corporations shall be

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required to commit to take any action that is not contingent upon the Closing (including the entry into any agreement) or that would be effective prior to the Closing (other than customary authorization letters). The Company and its Subsidiaries consent to the use of their logos in connection with the Debt Financing and Preferred Equity Financing so long as such logos are used solely in a manner that is customary for such purpose and not intended to or reasonably likely to harm or disparage the Company or its Subsidiaries or the reputation or goodwill of the Company or its Subsidiaries.

(c) No Acquired Corporation shall be required (other than in respect of customary authorization letters) to (i) take any action that would subject it to liability, (ii) bear any cost or expense, pay any commitment or other similar fee or make any payment (other than reasonable out-of-pocket costs) or (iii) provide or agree to provide any indemnity in connection with the Financing, in each case for which it has not received prior reimbursement by or on behalf of Parent or is subject to reimbursement hereunder. Additionally, nothing in Section 5.8(b) will require (A) any Representative of the Company or any of its Subsidiaries to deliver any certificate or opinion or take any other action under Section 5.8 that could reasonably be expected to result in personal liability to such Representative; (B) the Company Board to approve the Financing or Contracts related thereto; (C) the Company and its Subsidiaries to take any action that would conflict with or violate its organizational documents, any applicable Legal Requirements; or (D) the Company and its Subsidiaries to provide any information (1) the disclosure of which is prohibited or restricted under applicable Legal Requirements; or (2) where access to such information would give rise to a material risk of waiving any attorney-client privilege, work product doctrine or other privilege applicable to such information. The Company will be deemed to be in compliance with Section 5.8(b) at all times unless and until (i) Parent provides written notice (the “Non-Cooperation Notice”) to the Company of any alleged failure to comply, or action or failure to act which could be believed to be a breach of Section 5.8(b); (ii) Parent includes in such Non-Cooperation Notice reasonable detail regarding the cooperation required to cure such alleged failure (which will not require the Company to provide any cooperation that it would not otherwise be required to provide under Section 5.8(b)); and (iii) the Company fails to take the actions specified in such Non-Cooperation Notice within three business days from receipt of such Non-Cooperation Notice.

(d) Parent shall indemnify and hold harmless the Acquired Corporations and their respective Representatives from and against, and shall pay and reimburse the Acquired Corporations and their respective Representatives for, any and all losses incurred or sustained by, or imposed upon, any of them in connection with the arrangement of the Financing (including any action taken in accordance with this Section 5.8(d)) and any information utilized in connection therewith, except to the extent such losses result from (i) the gross negligence or willful misconduct of such indemnified Persons, (ii) any material inaccuracy of any financial information provided by or on behalf of the Acquired Corporations in writing or (iii) the Company’s Willful Breach of its obligations under this Section 5.8). Parent shall, promptly upon written request by the Company (and, within 10 business days of the Closing Date or, in the event this Agreement is terminated pursuant to Section 7.1, within 10 business days following the Termination Date), reimburse the Company for all documented and reasonable out-of-pocket costs (in the case of legal costs, limited to one outside counsel) incurred by the Acquired Corporations in connection with the cooperation of the Acquired Corporations contemplated by Section 5.8(a) (other than the preparation of its normal quarterly and annual financial statements). Any such request submitted by the Company or its Representatives hereunder this Section 5.8(d) or otherwise, shall be delivered promptly to Parent following the incurrence of such costs as a condition precedent to the Reimbursement Obligation being a valid and binding obligation on Parent. Parent’s obligations pursuant to this Section 5.8(d) referred to collectively as the “Reimbursement Obligations.”

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(e) If any portion of the Debt Financing or Preferred Equity Financing becomes unavailable on the terms and conditions (including any flex provisions in the Debt Fee Letter) contemplated in the applicable Financing Letter and such amount is required to fund the Required Amounts (taking into account any then available debt and equity financing), Parent shall promptly notify the Company in writing and each of Parent and Merger Sub shall use its reasonable best efforts to, as promptly as reasonably practicable following the occurrence of such event, obtain such Financing or such portion of the Financing from the same or alternative sources and in an amount at least equal to the applicable Financing or such unavailable and required portion thereof, as the case may be (taking into account any then available debt and equity financing) (which alternate financing may be debt financing, preferred equity financing or a combination thereof as determined by Parent, the “Alternate Financing”). Parent will promptly provide a copy of any commitment letter with respect to any Alternate Financing (and any fee letter in connection therewith) to the Company (it being understood and agreed that any such fee letter may be redacted in the same manner as the Debt Fee Letter). Any reference in this Agreement (other than Section 3.7) to (i) the “Financing Letters”, the “Debt Commitment Letter” or the “Debt Fee Letter” (or the “Preferred Equity Commitment Letter,” if applicable) will be deemed to include the Debt Commitment Letter to the extent then in effect and any debt commitment letter in respect of any Alternate Financing (or the Preferred Equity Commitment Letter to the extent then in effect and any preferred equity commitment letter in respect of any Alternate Financing, if applicable), (ii) the “Financing Letters”, the “Debt Commitment Letter”, the “Preferred Equity Commitment Letter” and the “Debt Fee Letter” shall refer to such documents as otherwise amended, supplemented, modified or replaced in accordance with the terms of this Agreement, and (iii) the “Financing” means the financing contemplated by the Financing Letters as amended, supplemented, modified or replaced in accordance with the terms of this Agreement. Notwithstanding anything to the contrary contained in this Agreement, nothing contained in this Section 5.8 shall require, and in no event shall the reasonable best efforts of Parent be deemed or construed to require, Parent to (i) seek the Equity Financing from any source other than those counterparty to, or in any amount in excess of that contemplated by, the Equity Commitment Letter, (ii) pay any fees or any interest rates, in each case that are non-de minimis, applicable to the Debt Financing in excess in the aggregate of those contemplated by the Debt Commitment Letter (including the “market flex” provisions), or agree to any non-de minimis “market flex” term that is less favorable in the aggregate to Parent or Company than such corresponding “market flex” term contained in or contemplated by the Debt Commitment Letter as of the date hereof (in either case, whether to secure waiver of any conditions contained therein or otherwise) or (iii) pay any fees or any dividend rates, in each case that are not de minimis, applicable to the Preferred Equity Financing in excess in the aggregate of those contemplated by the Preferred Equity Commitment Letter (whether to secure waiver of any conditions contained therein or otherwise).

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(f) Subject to the terms and conditions of this Agreement (and other than (x) expressly set forth in this Section 5.8 with respect to any Alternate Financing, (y) amendments, modifications or supplements to add lenders, lead arrangers, bookrunners, syndication agents or similar entities as parties to the Debt Commitment Letter and (z) amendments contemplated by the Debt Commitment Letter as in effect on the date hereof), each of Parent and Merger Sub will not permit any amendment or modification to be made to, or any waiver of any provision or remedy pursuant to, the Financing Letters if such amendment, modification or waiver would or would reasonably be expected to (i) reduce the aggregate amount of the Financing (in each case, except as expressly permitted therein) to an amount less than the Required Amount; (ii) impose new or additional conditions or other terms or otherwise expand, amend or modify any of the conditions to the receipt of the Financing in a manner that would reasonably be expected to (A) materially delay or prevent the Closing Date; or (B) make the timely funding of the Financing, or the satisfaction of the conditions to obtaining the Financing, less likely to occur in any respect; or (iii) adversely impact the ability of Parent, Merger Sub or the Company, as applicable, to enforce its rights against the other parties to the Financing Letters or the definitive agreements with respect thereto (including any right to seek or obtain specific performance of the Financing Letters).

(g) Parent and Merger Sub acknowledge and agree that the obtaining of the Financing, or any alternative financing (including the Alternate Financing), is not a condition to the Closing and reaffirms its obligation to consummate the Transactions irrespective and independently of the availability of the Financing or any alternative financing, subject to fulfillment or waiver of the conditions to the Closing set forth in Section 6 and satisfaction of the Marketing Period. If the Financing or any alternative financing (including any Alternate Financing) has not been obtained, Parent and Merger Sub will each continue to be obligated, subject to the satisfaction or waiver of the conditions set forth in Section 6 and the other terms of this Agreement (including Section 8.5(c)), to consummate the Merger.

5.9. Additional Agreements. Without limitation or contravention of the provisions of Section 5.3, and subject to the terms and conditions of this Agreement, Parent and the Company shall use commercially reasonable efforts to take, or cause to be taken, all actions necessary to consummate the Merger and make effective the other Transactions. Without limiting the generality of the foregoing, subject to the terms and conditions of this Agreement, each Party to this Agreement shall (i) make all filings (if any) and give all notices (if any) required to be made and given by such Party in connection with the Merger and the Transactions, (ii) use commercially reasonable efforts to obtain each Consent (if any) required to be obtained pursuant to any applicable Legal Requirement or Material Contract by such Party in connection with the Transactions, and (iii) use commercially reasonable efforts to lift any restraint, injunction or other legal bar to the Merger brought by any third Person against such Party. The Company shall promptly deliver to Parent a copy of each such filing made, each such notice given and each such Consent obtained by the Company during the Pre-Closing Period.

5.10. Disclosure. The initial press release relating to this Agreement shall be a joint press release issued by, and whose form and content shall be agreed to by, the Company and Parent and thereafter Parent and the Company shall consult with each other before issuing any further press release(s) or otherwise making any public statement or making any announcement to Company Associates (to the extent disclosure of the content thereof was not previously issued or made in accordance with this Agreement) with respect to the Merger, this Agreement or any of the other Transactions and shall not issue any such press release, public statement or announcement to Company Associates without the other Party’s written consent (which shall not be unreasonably withheld, conditioned or delayed). Notwithstanding the foregoing: (a) each Party may, without such consultation or consent, make any public statement in response to questions from the press,

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analysts, investors or those attending industry conferences, make internal announcements to employees and make disclosures in Company SEC Documents, so long as such statements are consistent with previous press releases, public disclosures or public statements made jointly by the Parties (or individually, if approved by the other Party); (b) a Party may, without the prior consent of the other Party hereto but subject to giving advance notice to the other Party and an opportunity to review and comment thereon, issue any such press release or make any such public announcement or statement as may be required by any Legal Requirement; and (c) neither Parent nor the Company need consult with the other in connection with such portion of any press release, public statement or filing to be issued or made pursuant to Section 4.3(e) or with respect to any Qualifying Acquisition Proposal or Company Adverse Change Recommendation.

5.11. Takeover Laws; Advice of Changes.

(a) If any Takeover Law may become, or may purport to be, applicable to the Transactions, each of Parent and the Company and the members of their respective boards of directors shall use their respective reasonable best efforts to grant such approvals and take such actions as are necessary so that the Transactions may be consummated as promptly as practicable on the terms and conditions contemplated hereby and otherwise act to lawfully eliminate the effect of any Takeover Law on any of the Transactions.

(b) The Company shall give prompt notice to Parent (and shall subsequently keep the other informed on a current basis of any developments related to such notice) upon its becoming aware of the occurrence or existence of any fact, event or circumstance that (i) has had or would reasonably be expected to result in any Material Adverse Effect with respect to it and (ii) is reasonably likely to result in any of the conditions set forth in Section 6 not being able to be satisfied prior to the Termination Date. Parent shall give prompt notice to the Company (and shall subsequently keep the other informed on a current basis of any developments related to such notice) upon its becoming aware of the occurrence or existence of any fact, event or circumstance that (i) has had or would reasonably be expected to have, individually or in the aggregate, a Parent Material Adverse Effect or (ii) is reasonably likely to result in any of the conditions set forth in Section 6 not being able to be satisfied prior to the Termination Date.

5.12. Section 16 Matters. The Company, and the Company Board, shall, to the extent necessary, take appropriate action, prior to or as of the Closing, to approve, for purposes of Section 16(b) of the Exchange Act, the disposition and cancellation or deemed disposition and cancellation of Shares and Company Stock Awards in the Transactions by applicable individuals and to cause such dispositions and/or cancellations to be exempt under Rule 16b-3 promulgated under the Exchange Act.

5.13. Merger Sub Stockholder Consent. Immediately following the execution of this Agreement, Parent shall execute and deliver, in accordance with Section 228 of the DGCL and in its capacity as the sole stockholder of Merger Sub, a written consent adopting this Agreement.

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5.14. No Liability of Financing Sources. None of the Financing Sources will have any liability to the Company or any of its Affiliates relating to or arising out of this Agreement, the Debt Financing or otherwise, whether at law or equity, in contract, in tort or otherwise, and neither the Company nor any of its Affiliates will have any rights or claims against any of the Financing Sources hereunder or thereunder; provided, that nothing in this Section 5.14 shall limit the rights of the Company and its Affiliates from and after the Effective Time under any debt commitment letter or the definitive debt documents executed in connection with the Debt Financing (but not, for the avoidance of doubt, under this Agreement) to the extent the Company and/or its Affiliates are party thereto; provided, further, that prior to the Effective Time, none of the Company or any of its Affiliates shall be entitled to specific performance under any commitment letter (including the Debt Commitment Letter) or similar agreement entered into by Parent and/or Merger Sub for any Debt Financing against the Financing Sources providing such Debt Financing.

5.15. Payoff Letters. Prior to the Closing, the Company shall deliver to Parent executed customary payoff letters from each holder of Indebtedness of the Company set forth on Part 5.15 of the Company Disclosure Letter (the “Payoff Letters”) that (a) reflect the amounts required in order to pay in full all such Indebtedness outstanding as of the Closing and (b) provide that, upon payment in full of the amounts indicated, all Encumbrances securing such Indebtedness with respect to the assets of the Company and the Subsidiaries of the Company shall be terminated and of no further force and effect.

5.16. Company Convertible Notes. The Company shall, and shall cause its Representatives to, use reasonable best efforts to (a) solicit consent for and enter into and cause to become effective as promptly as practicable after the date hereof (and in any event within 25 business days after the date hereof) an amendment to the Indenture, as contemplated under the Company Support Agreement with the Bondholder, including to (i) remove any covenant under the Indenture on the incurrence of indebtedness (including under Section 4.07 of the Indenture) and (ii) provide for the automatic conversion of the Company Convertible Notes held by the Bondholder effective as of the Effective Time, including, upon receipt of the requisite consent of the holders of the Company Convertible Notes, delivering customary opinions or other documents required in connection therewith, (b) if requested by Parent, take any and all actions reasonably necessary or appropriate to facilitate the purchase by Parent or one of its Affiliates at Closing of the Company Convertible Notes held by the Bondholder and (c) if requested by Parent, take any and all actions reasonably necessary or appropriate to facilitate the purchase by the Company effective as of, and conditioned upon the Closing, of the Company Convertible Notes held by the Bondholder, subject, in the case of each of clause (b) and (c), to the limitations on the obligations of the Acquired Corporations set forth in the first sentence of Section 5.8(c) or clause (A) or (C) of Section 5.8(c). The Company shall (A) use reasonable best efforts to enforce it rights under the Consent, dated as of August 5, 2021 from JP Morgan Chase Bank, National Association, to SLA CM Chicago Holdings, L.P. and the other parties named therein and any writing for the benefit of the Company contemplated thereby (collectively, the “Convertible Note Consent”) and not waive any rights thereunder or consent to any breaches or failures to perform thereunder, (B) not amend or modify the Convertible Note Consent, (C) promptly inform Parent of any breach or failure to perform under the Convertible Note Consent of which the Company becomes aware. The Company shall keep Parent reasonably informed with respect to any developments with respect to the Convertible Note Consents and shall promptly provide Parent a copy of each Convertible Note Consent entered into after the date hereof.

SECTION 6. CONDITIONS PRECEDENT TO THE MERGER

The obligations of the Parties to effect the Merger are subject to the satisfaction, at or prior to the Closing, of each of the following conditions:

6.1. Conditions to Each Party’s Obligations to Effect the Merger. The respective obligations of Parent, Merger Sub and the Company to consummate the Merger are subject to the satisfaction or waiver (where permissible pursuant to applicable Legal Requirements) prior to the Effective Time of each of the following conditions:

(a) The Company will have received the Company Required Vote at the Company Stockholders Meeting.

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(b) (i) Any waiting period (and any extension thereof) applicable to the Transactions under the HSR Act shall have expired or been earlier terminated, and (ii) the required consents from Governmental Bodies set forth on Schedule 6.1(b) shall have been obtained or relevant waiting periods (and any extension thereof) from those Governmental Bodies shall have expired.

(c) There shall not have been issued by any court of competent jurisdiction and remain in effect any temporary restraining order, preliminary or permanent injunction or other order preventing the consummation of the Merger, nor shall any Legal Requirement or order promulgated, entered, enforced, enacted, issued or deemed applicable to the Merger by any Governmental Body which directly or indirectly prohibits, or makes illegal the consummation of the Merger.

6.2. Conditions to the Obligations of Parent and Merger Sub. The obligations of Parent and Merger Sub to consummate the Merger will be subject to the satisfaction or waiver (where permissible pursuant to applicable Legal Requirements) prior to the Effective Time of each of the following conditions, any of which may be waived exclusively by Parent:

(a) Representations and Warranties.

(i) the representations and warranties of the Company set forth in (A) Section 2.3(a), Section 2.3(b), Section 2.3(c) and Section 2.3(d) of this Agreement shall have been accurate in all respects (other than for de minimis inaccuracies) as of the date of this Agreement and shall be accurate in all respects (other than for de minimis inaccuracies) at and as of the Closing as if made on and as of such time (except to the extent expressly made as of an earlier date, in which case as of such date); and (B) Sections 2.1, 2.2, 2.3(f), 2.19, 2.21, 2.23(a) (first sentence only), 2.23(b) (first sentence only), and 2.24 of this Agreement shall be accurate in all material respects as of the date of this Agreement (without giving effect to any qualification as to materiality, Material Adverse Effect or similar qualification set forth therein) and shall be accurate in all material respects as of the Closing as if made on and as of such time (without giving effect to any qualification as to materiality, Material Adverse Effect or similar qualification set forth therein), in each case except to the extent expressly made as of an earlier date, which case as of such date;

(ii) the representations and warranties of the Company set forth in the first sentence of Section 2.5 shall have been accurate in all respects as of the date of this Agreement and shall be accurate in all respects as of the Closing as if made on and as of such time; and

(iii) the representations and warranties of the Company set forth in this Agreement (other than those referred to in clauses “(i)” or “(ii)” above) shall have been accurate in all respects as of the date of this Agreement, and shall be accurate in all respects as of the Closing as if made on and as of such time, except where the failure of such representation or warranty to be accurate in all respects has not had and would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect (it being understood that, for purposes of determining the accuracy of such representations and warranties, (A) all “Material Adverse Effect” qualifications and other materiality qualifications contained in such representations and warranties shall be disregarded (except (1) in the case of the standard for what constitutes a defined term hereunder and the use of such defined term herein, and (2) in the case of Company Disclosure Schedule requiring lists of “material” items as of the date hereof) and (B) the accuracy of those representations or warranties that address matters only as of a specific date shall be measured (subject to the applicable materiality standard as set forth in this clause (iii)) only as of such date).

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(b) The Company shall have complied with or performed in all material respects all of the Company’s covenants and agreements it is required to comply with or perform at or prior to the Effective Time.

(c) Parent and Merger Sub will have received a certificate of the Company, validly executed for and on behalf of the Company and in its name by the Chief Executive Officer of the Company, certifying that the conditions set forth in Section 6.2(a) and Section 6.2(b) have been satisfied.

(d) Since the date of this Agreement, there shall not have been any Material Adverse Effect that is continuing.

6.3. Conditions to the Company’s Obligations to Effect the Merger. The obligations of the Company to consummate the Merger are subject to the satisfaction or waiver (where permissible pursuant to applicable Legal Requirements) prior to the Effective Time of each of the following conditions, any of which may be waived exclusively by the Company:

(a) The representations and warranties of Parent and Merger Sub set forth in this Agreement will be true and correct on and as of the Closing Date with the same force and effect as if made on and as of such date, except for (i) any failure to be so true and correct that would not, individually or in the aggregate, prevent or materially delay the consummation of the Merger or the ability of Parent and Merger Sub to fully perform their respective covenants and obligations pursuant to this Agreement; and (ii) those representations and warranties that address matters only as of a particular date, which representations will have been true and correct as of such particular date, except for any failure to be so true and correct that would not, individually or in the aggregate, prevent or materially delay the consummation of the Merger or the ability of Parent and Merger Sub to fully perform their respective covenants and obligations pursuant to this Agreement.

(b) Parent and Merger Sub will have performed or complied in all material respects with all covenants, obligations and conditions of this Agreement required to be performed and complied with by Parent and Merger Sub at or prior to the Effective Time.

(c) The Company will have received a certificate of Parent and Merger Sub, validly executed for and on behalf of Parent and Merger Sub and in their respective names by a duly authorized officer thereof, certifying that the conditions set forth in Section 6.3(a) and Section 6.3(b) have been satisfied.

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SECTION 7. TERMINATION

7.1. Termination. This Agreement may be terminated, and the Merger and the other Transactions may be abandoned, at any time prior to the Effective Time, as follows (with any termination by Parent also being an effective termination by Merger Sub):

(a) by mutual written consent of Parent and the Company at any time prior to the Effective Time;

(b) by either Parent or the Company if a court of competent jurisdiction or other Governmental Body shall have issued a decree or ruling, or shall have taken any other action, having the effect of permanently restraining, enjoining or otherwise prohibiting the Merger or making consummation of the Transactions illegal, which order, decree, ruling or other action shall be final and nonappealable; provided, however, that a Party shall not be permitted to terminate this Agreement pursuant to this Section 7.1(b) if the issuance of such final and nonappealable order, decree, ruling or other action is primarily attributable to a failure on the part of such Party to perform, or comply, in any material respect with such Party’s obligations under this Agreement that was required to be performed by such Party at or prior to the Effective Time;

(c) by either Parent or the Company if the Effective Time (whether prior to or after the receipt of the Company Required Vote) shall not have occurred on or prior to 11:59 p.m. Eastern Time, on February 5, 2022 (such date, the “Termination Date”); provided, that the right to terminate this Agreement pursuant to this Section 7.1(c) shall not be available to any Party whose action or failure to fulfill any obligation under this Agreement has been a proximate cause of, or directly resulted in, the failure of the Transactions, including the Merger, to be consummated by the Termination Date and such action or failure to act constitutes a material breach of this Agreement, except that Parent’s and Merger Sub’s failure to close solely as a result of the unavailability of the Financing to be funded at the Closing which failure shall not have resulted from a breach by Parent or Merger Sub of this Agreement, shall not limit Parent’s termination right pursuant to this Section 7.1(c);

(d) by either Parent or the Company, if the Company fails to obtain the Company Required Vote at the Company Stockholder Meeting (or any adjournment or postponement thereof) at which a vote is taken on the Merger;

(e) by Parent (whether prior to or after the receipt of the Company Required Vote), if (i) any of the representations or warranties of the Company in this Agreement are untrue or inaccurate as of the date of this Agreement or shall have become untrue or inaccurate or (ii) the Company has breached or failed to perform any covenants or other agreements contained in this Agreement, and in each case of clauses (i) and (ii), such untruth, inaccuracy, breach or failure to perform, as applicable, would result in a failure of a condition set forth in Section 6.1 or Section 6.2 if measured as of the time Parent asserts a right of termination under this Section 7.1(e), except that if such untruth, inaccuracy breach or failure to perform is capable of being cured by the Termination Date, Parent will not be entitled to terminate this Agreement pursuant to this Section 7.1(e) prior to the delivery by Parent to the Company of written notice of such untruth, inaccuracy breach or failure to perform, delivered at least 30 days prior to such termination (the “Company Breach Notice Period”), it being understood that Parent will not be entitled to

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terminate this Agreement if such untruth, inaccuracy breach or failure to perform has been cured (to the extent capable of being cured) prior to the expiration of the Company Breach Notice Period; provided, further, that Parent shall not be entitled to terminate this Agreement pursuant to this Section 7.1(e) if Parent or Merger Sub is then in breach of any representation, warranty, covenant or other agreement, which breach would result in a failure of a condition set forth in Section 6.1 or Section 6.3;

(f) by Parent, if at any time the (i) Company is in material breach of its obligations under Section 4.3 or Section 5.1 and has not cured such breach within five (5) business days of receipt of a notice of such breach from Parent or (ii) Company Board (or a committee thereof) has effected a Company Adverse Recommendation Change; provided, that Parent’s right to terminate this Agreement under this clause (ii) with respect to a particular Company Adverse Recommendation Change will expire at 8:00 p.m., Eastern Time, on the 20th business day following the date on which Parent became aware of such Company Adverse Recommendation Change and its right to terminate in respect thereof, unless the Company Adverse Change Recommendation is due to a Change in Circumstance, in which case such time limitation shall not apply;

(g) by the Company (whether prior to or after the receipt of the Company Required Vote), if (i) any of the representations or warranties of Parent or Merger Sub in this Agreement are untrue or inaccurate as of the date of this Agreement or shall be untrue or inaccurate or (ii) Parent or Merger Sub has breached or failed to perform in any material respect any of its respective representations, warranties, covenants or other agreements contained in this Agreement, and in each case of clauses (i) and (ii), such untruth, inaccuracy, breach or failure to perform, as applicable, would result in a failure of a condition set forth in Section 6.1 or Section 6.3 if measured as of the time the Company asserts a right of termination under this Section 7.1(g), except that if such untruth, inaccuracy breach or failure to perform is capable of being cured by the Termination Date, the Company will not be entitled to terminate this Agreement pursuant to this Section 7.1(g) prior to the delivery by the Company to Parent of written notice of such untruth, inaccuracy breach or failure to perform after the end of the Marketing Period, delivered at least 30 days prior to such termination (the “Parent Breach Notice Period”), it being understood that the Company will not be entitled to terminate this Agreement if such untruth, inaccuracy breach or failure to perform been cured (to the extent capable of being cured) prior to the expiration of the Parent Breach Notice Period; provided, further, that the Company shall not be entitled to terminate this Agreement pursuant to this Section 7.1(g) if Parent or Merger Sub is then in breach of any representation, warranty, covenant or other agreement, which breach would result in a failure of a condition set forth in Sections 6.1 or 6.2;

(h) by the Company, at any time prior to the receipt of the Company Required Vote, in order to accept a Superior Offer and enter into a binding written definitive acquisition agreement providing for the consummation of a transaction constituting a Superior Offer (a “Specified Agreement”) if (i) the Company has complied with the requirements of Section 4.3 and Section 5.1(b)(i) with respect to such Superior Offer (other than any non-compliance that was both immaterial and unintentional); (ii) the Company Board (or any committee thereof), as permitted by Section 5.1(b), has authorized the Company to enter into a Specified Agreement to consummate the Superior Offer, (iii) prior to or substantially concurrently with the termination of this Agreement the Company pays the Company Termination Fee due to Parent in accordance with Section 7.3(b) and (iv) substantially concurrently with such termination, the Company enters into a Specified Agreement to consummate such Superior Offer; or

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(i) by the Company, at any time prior to the Effective Time, if (i) all of the conditions set forth in Section 6.1 or Section 6.2 have been and continue to be satisfied (other than those conditions (A) that by their terms are to be satisfied by actions taken at the Closing, each of which would have been satisfied if the Closing were to occur on such date or (B) the failure of which to be satisfied is primarily attributable to or primarily results from a breach by Parent or Merger Sub of its representations, warranties, covenants or agreements hereunder) or, to the extent permitted by applicable law, waived, (ii) Parent and Merger Sub have failed to consummate the Merger by the time the Closing was required to occur under Section 1.3(a); (iii) the Company has irrevocably notified Parent in writing that, if Parent performs its obligations hereunder and the Equity Financing contemplated by the Equity Commitment Letter, the Debt Financing contemplated by the Debt Commitment Letter and the Preferred Equity Financing contemplated by the Preferred Equity Commitment Letter (or any alternative financing contemplated under Section 5.8(e)) is funded, the Company is ready, willing and able to consummate the Merger; (iv) the Company shall have given Parent written notice at least three business days prior to such termination stating the Company’s intention to terminate this Agreement pursuant to this Section 7.1(i) if Parent and Merger Sub fail to consummate the Closing within three business days following receipt of such written notice and (v) the Merger shall not have been consummated by the end of such three business day period and all of the conditions set forth in Section 6.1 or Section 6.2 continue to be satisfied during such three business day period (other than those conditions (A) that by their terms are to be satisfied by actions taken at the Closing, each of which would have been satisfied if the Closing were to occur on such date or (B) the failure of which to be satisfied is primarily attributable to or primarily results from a breach by Parent or Merger Sub of its representations, warranties, covenants or agreements hereunder).

7.2. Manner and Notice of Termination; Effect of Termination.

(a) The Party terminating this Agreement pursuant to Section 7.1 (other than pursuant to Section 7.1(a)) must deliver prompt written notice thereof to the other Parties setting forth in reasonable detail the provision of Section 7.1 pursuant to which this Agreement is being terminated and the facts and circumstances forming the basis for such termination pursuant to such provision.

(b) Any proper and valid termination of this Agreement pursuant to Section 7.1 will be effective immediately upon the delivery of written notice by the terminating Party to the other Parties. In the event of the termination of this Agreement pursuant to Section 7.1, this Agreement will be of no further force or effect without liability of any Party (or any partner, member, manager, stockholder, director, officer, employee, Affiliate, agent or other Representative of such Party or of such Party’s Affiliates) to the other Parties, as applicable, except that Section 5.8(d), this Section 7.2, Section 7.3, and Section 8 will each survive the termination of this Agreement and shall remain in full force and effect in accordance with their respective terms. Notwithstanding the foregoing but subject to Section 7.3(f), nothing in this Agreement will relieve the Company from any liability for any Willful Breach of this Agreement. For the avoidance of doubt, in the event of termination of this Agreement, the Financing Sources will have no liability to the Company, any of its Affiliates or any of its or their direct or indirect equityholders

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hereunder or otherwise relating to or arising out of the transactions contemplated hereby or any Debt Financing or Preferred Equity Financing (including for any Willful Breach). In addition to the foregoing, no termination of this Agreement will affect the rights or obligations of any Party pursuant to the Confidentiality Agreement or the Limited Guarantee, which rights, obligations and agreements will survive the termination of this Agreement in accordance with their respective terms.

7.3. Expenses; Termination Fee.

(a) Except as set forth in Section 5.3(d), Section 5.8(d) and this Section 7.3, all fees and expenses incurred in connection with this Agreement and the Merger will be paid by the Party incurring such fees and expenses whether or not the Merger is consummated. For the avoidance of doubt, Parent or the Surviving Corporation will be responsible for all fees and expenses of the Paying Agent. Parent will pay or cause to be paid all (i) transfer, stamp and documentary Taxes or fees; and (ii) sales, use, real property transfer and other similar Taxes or fees arising out of or in connection with entering into this Agreement and the consummation of the Merger.

(b) Company Payments.

(i) If (A) (1) Parent or the Company terminates this Agreement pursuant to Section 7.1(c), (2) Parent terminates this Agreement pursuant to Section 7.1(e), or (3) Parent or the Company terminates this Agreement pursuant to Section 7.1(d), (B) after the date hereof and prior to the date of such termination (except in the case of termination pursuant to Section 7.1(d), in which case prior to the Company Required Vote being obtained) an Acquisition Proposal is publicly disclosed (whether by the Company or a third party), or otherwise made known to the Company Board or Company management, and (C) within twelve months of such termination, an Acquisition Proposal is consummated or a definitive agreement in respect of an Acquisition Proposal is entered into, then, on the earlier of the date of entry into such definitive agreement and the consummation of such Acquisition Proposal, the Company shall pay to Parent an amount equal to $150,000,000 in cash (the “Company Termination Fee”); provided, however, that no Company Termination Fee shall be payable under this Section 7.3(b)(i) if, prior to the termination of this Agreement, the Acquisition Proposal described in clause (B) was irrevocably withdrawn (publicly, if it had been disclosed) unless the definitive agreement or the Acquisition Proposal described in clause (C) is with the Person who made such Acquisition Proposal described in clause (B) or an Affiliate of such Person or a group of which such Person or one of its Affiliates is a party. For purposes of this Section 7.3(b)(i), all references to “20%” in the definition of “Acquisition Proposal” will be deemed to be references to “50%.”

(ii) If this Agreement is validly terminated (A) pursuant to Section 7.1(d) at a time when Parent had the right to terminate pursuant to Section 7.1(f) or (B) pursuant to Section 7.1(f), then the Company must promptly (and in any event within two business days) following such termination pay to Parent the Company Termination Fee.

(iii) If this Agreement is validly terminated pursuant to Section 7.1(h), then the Company must prior to or substantially concurrently with such termination pay to Parent the Company Termination Fee.

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(c) Parent Payment. If this Agreement is validly terminated (i) pursuant to Section 7.1(g) or Section 7.1(i) or (ii) pursuant to Section 7.1(c) at a time when the Company would be permitted to terminate this Agreement pursuant to Section 7.1(i), then Parent must promptly (and in any event within two business days) following such termination pay to the Company $320,000,000 in cash (the “Parent Termination Fee”).

(d) Single Payment Only. The Parties acknowledge and agree that in no event will the Company or Parent, as applicable, be required to pay the Company Termination Fee or the Parent Termination Fee, as applicable, on more than one occasion, whether or not the Company Termination Fee or the Parent Termination Fee, as applicable, may be payable pursuant to more than one provision of this Agreement at the same or at different times and upon the occurrence of different events.

(e) Payments; Default. The Parties acknowledge that the agreements contained in this Section 7.3 are an integral part of the Merger, and that, without these agreements, the Parties would not enter into this Agreement. Accordingly, if either Party fails to promptly pay any amount due pursuant to Section 7.3 and, in order to obtain such payment, the payee Party commences a Legal Proceeding that results in a final non-appealable judgment against the payor Party for the amount set forth in Section 7.3 or any portion thereof, the payor Party will pay to the payee Party its reasonable and documented out-of-pocket costs and expenses (including reasonable and documented attorneys’ fees) incurred by the payee Party in connection with such Legal Proceeding, together with interest on such amount or portion thereof at the annual rate of 5% plus the prime rate as published in The Wall Street Journal in effect on the date that such payment or portion thereof was required to be made through the date that such payment or portion thereof was actually received, or a lesser rate that is the maximum permitted by applicable Legal Requirements (collectively, the “Enforcement Expenses”). All payments under this Section 7.3 shall be made by the payor Party to the payee Party by wire transfer of immediately available funds to an account designated in writing.

(f) Sole and Exclusive Remedy.

(i) If this Agreement is terminated pursuant to Section 7.1, the Company’s receipt of the Parent Termination Fee to the extent owed pursuant to Section 7.3(c) (including the Company’s right to enforce the Limited Guarantee with respect thereto and receive the Parent Termination Fee from the Guarantors) will be the sole and exclusive recourse and remedies of the Company and the Company Related Parties against the Parent Related Parties arising out of or in connection with this Agreement, the Debt Commitment Letter, the Equity Commitment Letter, the Preferred Equity Commitment Letter, the Limited Guarantee, the Equity Financing, the Debt Financing, the Preferred Equity Financing, the Merger, any agreement executed in connection herewith or therewith and the transactions contemplated hereby and thereby, the termination of this Agreement, the failure to consummate the Merger or any of the Transactions or any claims or actions under applicable Legal Requirements arising out of or in connection with any breach, termination or failure or any matter forming the basis thereof. Upon payment of the Parent Termination Fee, none of the Parent Related Parties will have any further liability or obligation to any of (A) the Company and its Affiliates; and (B) the former, current and future holders of any equity, controlling Persons, directors, officers, employees, agents, attorneys, Affiliates, members, managers, general or limited partners, stockholders and assignees of each of

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the Company and its Affiliates (the Persons in clauses (A) and (B) collectively, the “Company Related Parties”) relating to or arising out of this Agreement, any agreement executed in connection herewith or the transactions contemplated hereby and thereby for any matters forming the basis of such termination (except that the Parties (and/or their respective Affiliates) will remain obligated with respect to, and the Company may be entitled to remedies with respect to, the Confidentiality Agreement). Notwithstanding anything herein to the contrary, this Section 7.3(f)(i) will not relieve (a) Parent, Merger Sub or the Guarantors from any liability for breaches of the Confidentiality Agreement or (b) any Person for liability under the Support Agreement to which such Person is party. In no event will any of the Company Related Parties seek or obtain, nor will they permit any of their Representatives or any other Person acting on their behalf to seek or obtain, nor will any Person be entitled to seek or obtain, any monetary recovery or award in excess of the Parent Termination Fee in connection with the collection thereof against (x) Parent, Merger Sub or any Guarantor; or (y) the former, current and future holders of any equity, controlling persons, directors, officers, employees, agents, attorneys, Financing Sources, Affiliates (other than Parent, Merger Sub or the Guarantors), members, managers, general or limited partners, stockholders and assignees of each of Parent, Merger Sub and the Guarantor (the Persons in clauses (x) and (y) collectively, the “Parent Related Parties”); provided that, from and after the Effective Time, the foregoing shall not preclude any liability of the Financing Sources to the Company, Parent or Merger Sub under the definitive agreements relating to the Debt Financing or the Preferred Equity Financing, nor limit the Company, Parent or Merger Sub from seeking to recover any such damages or obtain equitable relief from or with respect to any Financing Source pursuant to the definitive agreements relating to the Debt Financing or Preferred Equity Financing. In no event will Parent, Merger Sub, any Guarantor, any Parent Related Party or any other Person have any liability for monetary damages to the Company or any Company Related Party other than the Parent Termination Fee, from Parent, Merger Sub or the Guarantors (without duplication) to the extent expressly provided for in this Agreement, or with respect to the Guarantors, to the extent provided in the Limited Guarantee. Notwithstanding the foregoing, the Company shall be entitled to payment of (1) any Enforcement Expenses from Parent, Merger Sub, or pursuant to the terms of the Limited Guarantee, the Guarantors, for any Enforcement Expenses owed to the Company under the terms of this Agreement and incurred by the Company in connection with the collection of the Parent Termination Fee and (2) the Reimbursement Obligations (in each case, up to an aggregate amount of $2,000,000.00 for all Enforcement Expenses and Reimbursement Obligations) when due under the terms of this Agreement, so long as Parent receives prompt (and no later than ten (10) business days) notice of the vesting of such right under this Agreement, along with any documentation related thereto.

(ii) If this Agreement is terminated pursuant to Section 7.1, the Parent’s receipt of the Company Termination Fee to the extent owed pursuant to Section 7.3(b), together with any Enforcement Expenses incurred in connection with the collection thereof (up to an aggregate amount of $2,000,000.00 (the “Company Enforcement Cap”)), will be the sole and exclusive remedies of Parent, Merger Sub, the Guarantors and the Parent Related Parties against the Company Related Parties arising out of or in connection with this Agreement, the Merger, any agreement executed in connection herewith and the transactions contemplated hereby and thereby, the termination of this Agreement, the failure to consummate the Merger or any Transactions or any claims or actions under applicable Legal Requirements arising out of or in connection with any breach, termination or failure of any matter forming the basis thereof. Upon payment of the Company Termination Fee, none of the Company Related Parties will have any further liability or

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obligation to any of Parent, Merger Sub, Guarantors or the Parent Related Parties relating to or arising out of this Agreement, any agreement executed in connection herewith or the Transactions contemplated hereby and thereby for any matters forming the basis of such termination (except that the Parties (and/or their respective Affiliates) will remain obligated with respect to, and the Parent may be entitled to remedies with respect to, the Confidentiality Agreement). In no event will any of the Parent Related Parties seek or obtain, nor will they permit any of their Representatives or any other Person acting on their behalf to seek or obtain, nor will any Person be entitled to seek or obtain, any monetary recovery or award in excess of the Company Termination Fee, except as provided by this Section 7.3(f)(ii), against any Company Related Party. Notwithstanding the foregoing, this Section 7.3(f)(ii) will not relieve (A) the Company from any liability (I) for any Willful Breach of this Agreement or (II) for any breaches of the Confidentiality Agreement or (B) or any Person from liability under the Support Agreement to which such Person is a party.

(iii) Each of the Parties acknowledges that any amount payable by the Company or Parent pursuant to this Section 7.3, including the Company Termination Fee and the Parent Termination Fee, does not constitute a penalty, but rather shall constitute liquidated damages in a reasonable amount that will compensate a party for the disposition of its rights under this Agreement in the circumstances in which such amounts are due and payable, which amounts would otherwise be impossible to calculate with precision.

(g) Acknowledgement Regarding Specific Performance. Notwithstanding anything to the contrary in Section 7.3(f), it is agreed that Parent, Merger Sub and the Company will be entitled to an injunction, specific performance or other equitable relief as provided in Section 8.5(b), except that, although the Company, in its sole discretion, may determine its choice of remedies hereunder, including by pursuing specific performance in accordance with, but subject to the limitations of, Section 8.5(c), under no circumstances will the Company be permitted or entitled to receive both specific performance of the type contemplated by Section 8.5(b) and any payment of the Parent Termination Fee.

(h) Non-Recourse. This Agreement may only be enforced against the named Parties hereto (subject to the terms, conditions and other limitations set forth herein), and (i) all claims or causes of action that may be based upon, arise out of or relate to this Agreement or the negotiation, execution or performance of this Agreement may only be made against the Persons that are expressly identified as the Parties hereto, (ii) except as provided in any Support Agreement, no past, present or future director, manager, officer, employee, incorporator, member general partner, limited partner, equityholder, trustee, Affiliate, agent attorney or other Representative of any party thereto (including any person negotiating or executing this Agreement on behalf of a party thereto) shall have any liability or obligation with respect to this Agreement or any of the other Transaction documents or with respect to any claim or cause of action that may arise out of or relate to this Agreement or any of the other Transaction documents, or the negotiation, execution or performance of this Agreement and (iii) in no event will the Company seek or obtain, nor will it permit any of its Representatives to seek or obtain, nor will any Person be entitled to seek or obtain, any monetary recovery or monetary award against any Parent Related Party (including any Non-Recourse Parent Party as defined in the Equity Commitment Letter) with respect to this Agreement, the Equity Commitment Letter or the Limited Guarantee or the Transactions contemplated hereby and thereby (including any breach by the Equity Financing Parties, the

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Guarantors, Parent or Merger Sub), the termination of this Agreement, the failure to consummate the Transactions or any claims or actions under applicable Legal Requirements arising out of any such breach, termination or failure, in each case, except for claims that the Company, Parent or Merger Sub, as applicable, may assert (subject, with respect to the following clauses (B) and (C), in all respects to the limitations set forth in Section 7.3(a), Section 7.3(f), Section 8.5(c) and this Section 7.3(h)): (A) against any Person that is party to, and solely pursuant to the terms and conditions of, the Confidentiality Agreement or any Support Agreement; (B) against Parent, Merger Sub or the Guarantors (without duplication) to the extent expressly provided for in this Agreement, or with respect to the Guarantors, pursuant to the terms and conditions of the Limited Guarantee; and (C) against the equity providers party to the Equity Commitment Letter for specific performance of their obligation to fund their committed portions of the Equity Financing solely in accordance with, and pursuant to the terms and conditions of, the Equity Commitment Letter.

SECTION 8. MISCELLANEOUS PROVISIONS

8.1. Amendment.

(a) Prior to the Effective Time, subject to Section 5.6(e), this Agreement may be amended with the approval of the respective boards of directors of the Company and Parent at any time. This Agreement may not be amended except by an instrument in writing signed on behalf of each of the Parties.

(b) Notwithstanding anything to the contrary contained herein, any modification, waiver or termination of Sections 5.14, 7.3(f) (solely with respect to the Financing Sources), 8.2, 8.5, 8.7 or this Section 8.1 or the definition of “Financing Sources” (or any other provision of this Agreement to the extent such modification, waiver or termination would modify the substance of such Sections or such definition) that is adverse to any Financing Sources will not be effective without the prior written consent of such Financing Sources. This Section 8.1(b) will, with respect to the matters referenced herein, supersede any provision of this Agreement to the contrary. The provisions of this Section 8.1(b) will survive any termination of this Agreement.

8.2. Waiver. No failure on the part of any Party to exercise any power, right, privilege or remedy under this Agreement, and no delay on the part of any Party in exercising any power, right, privilege or remedy under this Agreement, shall operate as a waiver of such power, right, privilege or remedy; and no single or partial exercise of any such power, right, privilege or remedy shall preclude any other or further exercise thereof or of any other power, right, privilege or remedy. No Party shall be deemed to have waived any claim arising out of this Agreement, or any power, right, privilege or remedy under this Agreement, unless the waiver of such claim, power, right, privilege or remedy is expressly set forth in a written instrument duly executed and delivered on behalf of such Party; and any such waiver shall not be applicable or have any effect except in the specific instance in which it is given. Notwithstanding anything to the contrary contained herein, Sections 5.14, 7.3(f) (solely with respect to the Financing Sources), 8.1, 8.5 and 8.7 and this Section 8.2 (or any other provision of this Agreement to the extent a waiver of such provision would modify the substance of the foregoing) may not be waived, in whole or in part, in a manner adverse to any of the Financing Sources without the prior written consent of the adversely affected Financing Sources.

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8.3. No Survival of Representations and Warranties. None of the representations and warranties contained in this Agreement, the Company Disclosure Schedule or in any certificate or schedule or other document delivered pursuant to this Agreement shall survive the Merger.

8.4. Entire Agreement; Counterparts. This Agreement and the other agreements, exhibits, annexes and schedules referred to herein constitute the entire agreement and supersede all prior agreements and understandings, both written and oral, among or between any of the Parties, with respect to the subject matter hereof and thereof; provided, however, that the Confidentiality Agreement shall not be superseded and shall remain in full force and effect; provided, further, that, if the Effective Time occurs, the Confidentiality Agreement shall automatically terminate and be of no further force and effect. This Agreement may be executed in several counterparts, each of which shall be deemed an original and all of which shall constitute one and the same instrument. The exchange of a fully executed Agreement (in counterparts or otherwise) by PDF shall be sufficient to bind the Parties to the terms and conditions of this Agreement.

8.5. Applicable Legal Requirements; Jurisdiction; Specific Performance; Remedies.

(a) This Agreement and all actions based upon, arising out of or related to, this Agreement, or the Transactions contemplated thereby, shall be governed by, and construed in accordance with, the laws of the State of Delaware, regardless of the laws that might otherwise govern under applicable principles of conflicts of laws thereof. Subject to Section 8.5(d), in any action or proceeding based upon, arising out of, or relating to, this Agreement or any of the Transactions: (i) each of the Parties irrevocably and unconditionally consents and submits to the exclusive jurisdiction and venue of the Chancery Court of the State of Delaware and any state appellate court therefrom or, if such court lacks subject matter jurisdiction, the United States District Court sitting in New Castle County in the State of Delaware (it being agreed that the consents to jurisdiction and venue set forth in this Section 8.5(a) shall not constitute general consents to service of process in the State of Delaware and shall have no effect for any purpose except as provided in this paragraph and shall not be deemed to confer rights on any Person other than the Parties hereto); and (ii) each of the Parties irrevocably consents to service of process by first class certified mail, return receipt requested, postage prepaid, to the address at which such Party is to receive notice in accordance with Section 8.8. The Parties hereto agree that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by applicable Legal Requirements; provided, however, that nothing in the foregoing shall restrict any Party’s rights to seek any post-judgment relief regarding, or any appeal from, such final trial court judgment. Notwithstanding anything in this Agreement to the contrary, the Parties acknowledge and irrevocably agree (i) that any Legal Proceeding, whether in law or in equity, in contract, in tort or otherwise, involving the Financing Sources arising out of, or relating to, the Merger, the Debt Financing, the Preferred Equity Financing or the performance of services thereunder or related thereto will be subject to the exclusive jurisdiction of any state or federal court sitting in the State of New York in the borough of Manhattan and any appellate court thereof, and each Party submits for itself and its property with respect to any such Legal Proceeding to the exclusive jurisdiction of such court; (ii) not to bring or permit any of their Affiliates to bring or support anyone else in bringing any such Legal Proceeding in any other court; (iii) that service of process, summons,

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notice or document by registered mail addressed to them at their respective addresses provided in any applicable debt commitment letter will be effective service of process against them for any such Legal Proceeding brought in any such court; (iv) to waive and hereby waive, to the fullest extent permitted by law, any objection which any of them may now or hereafter have to the laying of venue of, and the defense of an inconvenient forum to the maintenance of, any such Legal Proceeding in any such court; and (v) any such Legal Proceeding will be governed and construed in accordance with the laws of the State of New York.

(b) The Parties agree that irreparable damage for which monetary damages, even if available, would not be an adequate remedy, would occur in the event that the Parties hereto do not perform their obligations under the provisions of this Agreement in accordance with its specified terms or otherwise breach such provisions. The Parties acknowledge and agree that, prior to any valid termination of this Agreement in accordance with Section 7.1, subject to Section 8.5(c), (i) the Parties shall be entitled, in addition to any other remedy to which they are entitled at law or in equity, to an injunction or injunctions, specific performance, or other equitable relief, to prevent breaches of this Agreement and to enforce specifically the terms and provisions hereof in the courts described in Section 8.5(a) without proof of damages or otherwise, this being in addition to any other remedy to which they are entitled under this Agreement, (ii) the provisions set forth in Section 7.3: (x) are not intended to and do not adequately compensate for the harm that would result from a breach of this Agreement; and (y) shall not be construed to diminish or otherwise impair in any respect any Party’s right to specific enforcement and (iii) the right of specific performance is an integral part of the Transactions and without that right, neither the Company nor Parent would have entered into this Agreement.

(c) Notwithstanding anything to the contrary in this Agreement, it is explicitly agreed that (i) under no circumstances shall the Company, directly or indirectly, be permitted or entitled to receive both a grant of specific performance that results in the Closing, on the one hand, and the payment of the Parent Termination Fee and/or any amount, if any, as and when due pursuant to the terms hereof, on the other hand; and (ii) the Company shall only have the right to seek an injunction, specific performance or other equitable remedies in connection with enforcing Parent’s obligation to cause the Closing to occur or to cause the Equity Financing to fund if, and only if, (A) all of the conditions set forth in Section 6.1 and Section 6.2 have been, and continue to be, satisfied (other than those conditions (x) that by their terms are to be satisfied at the Closing, but provided that such conditions would be satisfied if the Closing were to occur on such date and the date on which the Closing would occur if the remedy herein were granted or (y) the failure of which to be satisfied is primarily attributable to or primarily results from a breach by Parent or Merger Sub of its representations, warranties, covenants or agreements hereunder), (B) the Debt Financing and Preferred Equity Financing have been funded in accordance with the terms and conditions thereof or will be funded in accordance with the terms and conditions thereof (excluding any fee amounts, other economic terms, “market flex” or other customary provisions which have been redacted from the Debt Commitment Letter or the Debt Fee Letter) if the Equity Financing is funded, (C) Parent and Merger Sub are required to consummate the Closing in accordance Section 1.3, (D) the Company has irrevocably confirmed to Parent in writing that it is ready, willing and able to consummate the Closing if such specific performance is granted pursuant to this Section 8.5 and the Equity Financing, Debt Financing and Preferred Equity Financing are funded and that the Company shall take such actions that are required of it by this Agreement to consummate the Closing pursuant to the terms of this Agreement. The Parties hereto acknowledge and agree that any Party seeking an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions of this Agreement in accordance with this Section 8.5 shall not be required to provide any bond or other security in connection with any such order or injunction.

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(d) EACH OF THE PARTIES HERETO IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING BETWEEN THE PARTIES HERETO OR INVOLVING THE FINANCING SOURCES ARISING OUT OF OR RELATING TO THIS AGREEMENT, THE DEBT FINANCING OR THE TRANSACTIONS.

8.6. Assignability. This Agreement shall be binding upon, and shall be enforceable by and inure solely to the benefit of, the Parties hereto and their respective successors and permitted assigns; provided, however, that neither this Agreement nor any of the rights hereunder may be assigned (including by way of merger, reorganization or otherwise) without the prior written consent of the other Parties hereto, and any attempted assignment of this Agreement or any of such rights without such consent shall be void and of no effect; provided, further, however, that Parent or Merger Sub may assign this Agreement to (a) any of their Affiliates (provided that such assignment shall not impede or delay the consummation of the Transactions or otherwise impede the rights of the stockholders of the Company under this Agreement) or (b) to any Financing Source pursuant to the terms of the Debt Financing for purposes of creating a security interest herein or otherwise assigning as collateral in respect of the Debt Financing, it being understood that, in each case, such assignment will not (i) affect the obligations of the parties to the Equity Commitment Letter or the Guarantors pursuant to the Limited Guarantee; or (ii) impede or delay the consummation of the Merger or otherwise materially impede the rights of the holders of shares of Company Common Stock and Company Equity Awards pursuant to this Agreement. Subject to the preceding sentence, this Agreement will be binding upon and will inure to the benefit of the Parties and their respective successors and permitted assigns. No assignment by any Party will relieve such Party of any of its obligations hereunder.

8.7. No Third Party Beneficiaries. Nothing in this Agreement, express or implied, is intended to or shall confer upon any Person (other than the Parties hereto) any right, benefit or remedy of any nature whatsoever under or by reason of this Agreement; except for: (i) if the Closing occurs the right of the Company’s stockholders to receive the Merger Consideration, as applicable; (ii) the provisions set forth in Section 5.6; (iii) the limitations on liability of the Company Related Parties set forth in Section 7.3(c); and (iv) the provisions of this Section 8.7 and Sections 5.14, 7.3(f), 8.1, 8.2 and 8.5 are intended to benefit and shall be enforceable against all parties to this Agreement by each Financing Source.

8.8. Notices. All notices and other communications hereunder shall be in writing and shall be deemed to have been duly delivered and received hereunder (a) one business day after being sent for next business day delivery, fees prepaid, via a reputable international overnight courier service, (b) upon delivery in the case of delivery by hand, (c) if sent by email transmission prior to 6:00 p.m. recipient’s local time, upon transmission (provided that no “bounce back” or similar message of non-delivery is received with respect thereto) or (d) if sent by email transmission after 6:00 p.m. recipient’s local time and no “bounce back” or similar message of non-delivery is received with respect thereto, the business day following the date of transmission; provided that in each case the notice or other communication is sent to the physical address or email address set forth beneath the name of such Party below (or to such other physical address or email address as such Party shall have specified in a written notice given to the other Parties):

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if to Parent or Merger Sub (or following the Effective Time, the Company):

c/o Clearlake Capital Group, L.P.

233 Wilshire Boulevard, Suite 800

Fax: (310) 400-8801

Attention: Behdad Eghbali, Founder and Managing Partner

Email: behdad@clearlake.com

Attention: Fred Ebrahemi, Chief Operating Officer and General Counsel

Email: febrahemi@clearlake.com

with a copy to (which shall not constitute notice):

Sidley Austin LLP

Attn: Mehdi Khodadad; Scott Williams

1999 Avenue of the Stars

17th Floor

Los Angeles, CA 90067

Email: mkhodadad@sidley.com; swilliams@sidley.com

if to the Company (prior to the Effective Time):

Cornerstone OnDemand, Inc.

1601 Cloverfield Blvd., Suite 600S

Santa Monica, CA 90404

Attention: Adam Weiss, Chief Administrative Officer & General Counsel

Email: aweiss@csod.com

with a copy to (which shall not constitute notice):

Cooley LLP

Attn: Jamie Leigh; Ben Beerle

3 Embarcadero Center, 20th Floor

San Francisco, CA 94111

Email: jleigh@cooley.com; bbeerle@cooley.com

8.9. Severability. Any term or provision of this Agreement that is invalid or unenforceable in any situation in any jurisdiction shall not affect the validity or enforceability of the remaining terms and provisions of this Agreement or the validity or enforceability of the offending term or provision in any other situation or in any other jurisdiction. If a final judgment of a court of competent jurisdiction declares that any term or provision of this Agreement is invalid or unenforceable, the Parties hereto agree that the court making such determination shall have the power to limit such term or provision, to delete specific words or phrases or to replace such term or provision with a term or provision that is valid and enforceable and that comes closest to expressing the intention of the invalid or unenforceable term or provision, and this Agreement shall be valid and enforceable as so modified. In the event such court does not exercise the power granted to it in the prior sentence, the Parties hereto agree to replace such invalid or unenforceable term or provision with a valid and enforceable term or provision that will achieve, to the extent possible, the economic, business and other purposes of such invalid or unenforceable term or provision.

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8.10. Obligation of Parent. Parent shall ensure that each of its Subsidiaries duly performs, satisfies and discharges on a timely basis each of the covenants, obligations and liabilities applicable to its Subsidiaries under this Agreement, and Parent, as applicable, shall be jointly and severally liable with its Subsidiaries for the due and timely performance and satisfaction of each of said covenants, obligations and liabilities, subject to the terms and limitations in this Agreement.

8.11. Transfer Taxes. Except as expressly provided in Section 1.6(b), all transfer, documentary, sales, use, stamp, registration, value-added and other similar Taxes and fees incurred in connection with this Agreement and the Transactions shall be paid by Parent and Merger Sub when due.

8.12. Construction.

(a) For purposes of this Agreement, whenever the context requires: the singular number shall include the plural, and vice versa; the masculine gender shall include the feminine and neuter genders; the feminine gender shall include the masculine and neuter genders; and the neuter gender shall include masculine and feminine genders.

(b) The Parties agree that any rule of construction to the effect that ambiguities are to be resolved against the drafting Party shall not be applied in the construction or interpretation of this Agreement.

(c) As used in this Agreement, unless otherwise indicated, the words “include,” “includes” and “including” shall be deemed in each case to be followed by the words “without limitation.” The words “hereof”, “herein” and “hereunder” and words of like import used in this Agreement, unless otherwise stated, shall refer to this Agreement as a whole and not to any particular provision of this Agreement. As used in this Agreement, the terms “or,” “any” or “either” are not exclusive.

(d) Except as otherwise indicated, all references in this Agreement to “Sections,” “Exhibits,” “Annexes” and “Schedules” are intended to refer to Sections of this Agreement and Exhibits, Annexes or Schedules to this Agreement.

(e) Unless otherwise indicated, all references herein to the Subsidiaries of a Person shall be deemed to include all direct and indirect Subsidiaries of such Person unless otherwise indicated or the context otherwise requires.

(f) The Parties agree that they have been represented by counsel during the negotiation and execution of this Agreement and, therefore, waive the application of any Legal Requirement, regulation, holding or rule of construction providing that ambiguities in an agreement or other document will be construed against the party drafting such agreement or document.

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(g) References to “made available” shall mean that such documents or information referenced were contained in the Company’s electronic data room maintained by Intralinks by no later than 5:00 p.m. Eastern Time on the date prior to the execution and delivery of this Agreement.

(h) References to Agreement “ordinary course of business” means the ordinary course of operations of the Acquired Corporations, provided that for purposes of Section 2.5(a) and Section 4.2(a), any action taken, or omitted to be taken, and any adjustments and modifications thereto taken in response to or as a result of implementation of any COVID-19 Response or to the extent reasonably necessary to protect the health and safety of the Acquired Corporations’ employees in respect of the conduct of the Acquired Corporations’ business in response to COVID-19 shall be deemed to be “ordinary course” and in the “ordinary course of business”.

(i) References to “$” or “dollars” refer to United States dollars unless otherwise noted.

(j) The table of contents and bold-faced headings contained in this Agreement are for convenience of reference only, shall not be deemed to be a part of this Agreement and shall not be referred to in connection with the construction or interpretation of this Agreement.

[SIGNATURE PAGE FOLLOWS]

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IN WITNESS WHEREOF, the Parties have caused this Agreement to be executed as of the date first above written.

CORNERSTONE ONDEMAND, INC.

By: /s/ Philip S. Saunders
Name: Philip S. Saunders
Title: Chief Executive Officer

SUNSHINE SOFTWARE HOLDINGS, INC.

By: /s/ Behdad Eghbali
Name: Behdad Eghbali
Title: President

SUNSHINE SOFTWARE MERGER SUB, INC.

By: /s/ Behdad Eghbali
Name: Behdad Eghbali
Title: President

EXHIBIT A

CERTAIN DEFINITIONS

For purposes of this Agreement (including this Exhibit A):

401(k) Termination Date. “401(k) Termination Date” is defined in Section 5.3(d).

Acceptable Confidentiality Agreement. “Acceptable Confidentiality Agreement” is defined in Section 4.3(a).

Acquired Corporations. “Acquired Corporations” shall mean the Company and each of its Subsidiaries, collectively.

Acquisition Proposal. “Acquisition Proposal” shall mean any proposal or offer from any Person (other than Parent and its Affiliates) or “group”, within the meaning of Section 23(d) of the Exchange Act, relating to, in a single transaction or series of related transactions, any direct or indirect (A) acquisition of assets of the Acquired Corporations on a consolidated basis equal to 20% or more of the Acquired Corporations’ assets on a consolidated basis or to which 20% or more of the Acquired Corporations’ revenues or earnings on a consolidated basis are attributable, (B) issuance by the Company of 20% or more of the outstanding Shares, (C) recapitalization, tender offer or exchange offer that if consummated would result in any Person or group beneficially owning 20% or more of the outstanding Shares or (D) merger, consolidation, amalgamation, share exchange, business combination, recapitalization, liquidation, dissolution or similar transaction involving the Company that if consummated would result in any Person or group beneficially owning 20% or more of the outstanding Shares, in each case other than the Transactions.

Affiliate. “Affiliate” shall mean, as to any Person, any other Person that, directly or indirectly, controls, or is controlled by, or is under common control with, such Person. For this purpose, “control” (including, with its correlative meanings, “controlled by” and “under common control with”) shall mean the possession, directly or indirectly, of the power to direct or cause the direction of management or policies of a Person, whether through the ownership of securities or partnership or other ownership interests, by Contract or otherwise.

Agreement. “Agreement” shall mean the Agreement and Plan of Merger to which this Exhibit A is attached, as it may be amended from time to time.

Alternate Financing. “Alternate Financing” is defined in Section 5.8(e).

Anti-Corruption Laws. “Anti-Corruption Laws” shall mean the Foreign Corrupt Practices Act of 1977, as amended, the Anti-Kickback Act of 1986, as amended, the UK Bribery Act of 2010, and the Anti-Bribery Laws of the People’s Republic of China or any applicable Legal Requirements of similar effect, and the related regulations and published interpretations thereunder.

Exhibit A-1

Antitrust Laws. “Antitrust Laws” shall mean the Sherman Act, as amended, the Clayton Act, as amended, the HSR Act, the Federal Trade Commission Act, as amended, state antitrust laws, and all other applicable Legal Requirements (including non-U.S. laws and regulations) issued by a Governmental Body that are designed or intended to preserve or protect competition, prohibit and restrict agreements in restraint of trade or monopolization, attempted monopolization, restraints of trade and abuse of a dominant position, or to prevent acquisitions, mergers or other business combinations and similar transactions, the effect of which may be to lessen or impede competition or to tend to create or strengthen a dominant position or to create a monopoly.

Balance Sheet. “Balance Sheet” is defined in Section 2.6.

Bondholder. “Bondholder” shall mean Silver Lake Alpine, L.P. (f/k/a Silver Lake Credit Partners, L.P.) and/or any other Affiliate thereof that holds the Company Convertible Notes.

Book-Entry Shares. “Book-Entry Shares” shall mean non-certificated Shares represented by book-entry.

business day. “business day” shall mean a day except a Saturday, a Sunday or other day on which banks in the City of New York are authorized or required by Legal Requirements to be closed.

Certificate of Incorporation. “Certificate of Incorporation” shall mean the Amended and Restated Certificate of Incorporation as filed on March 22, 2011.

Certificates. “Certificates” is defined in Section 1.6(b).

Change in Circumstance. “Change in Circumstance” shall mean any Effect that materially affects the business, assets or operations of the Acquired Corporations, taken as a whole, that was neither known to the Company Board nor reasonably foreseeable as of or prior to the date of this Agreement, which Effect becomes known to the Company Board prior to the Company Required Vote; provided, that none of the following shall constitute a “Change in Circumstance”: (a) any Acquisition Proposal, Inquiry or any business combination or acquisition opportunity, (b) any Effect resulting from a breach of this Agreement by the Company, (c) the fact, in and of itself, that the Company exceeds any internal or published projections, estimates or expectations of the Company’s revenue, earnings or other financial or operating metrics for any period ending on or after the date of this Agreement (provided that the exception in this clause (c) shall not prevent or otherwise affect consideration of any such development or change that causes the Company meeting or exceeding such metrics from being taken into account in determining whether a Change in Circumstance has occurred), or (d) any changes after the date of this Agreement in the market price or trading volume of the shares of Company Common Stock (provided that the exception in this clause (d) shall not prevent or otherwise affect consideration of any such development or change that causes such change in market price or trading value from being taken into account in determining whether a Change in Circumstance has occurred).

Change of Control Payment. “Change of Control Payment” is defined in Section 2.9(a)(vii).

Closing. “Closing” is defined in Section 1.3(a).

Closing Date. “Closing Date” is defined in Section 1.3(a).

Exhibit A-2

Code. “Code” shall mean the Internal Revenue Code of 1986, as amended.

Company. “Company” is defined in the preamble to this Agreement.

Company Adverse Change Recommendation. “Company Adverse Change Recommendation” is defined in Section 5.1(a).

Company Associate. “Company Associate” shall mean each officer or other employee, or individual who is an individual independent contractor, consultant or director, of or to any of the Acquired Corporations.

Company Board. “Company Board” is defined in Recital C of this Agreement.

Company Board Determination. “Company Board Determination” is defined in Section 2.19.

Company Board Recommendation. “Company Board Recommendation” is defined in Recital C of this Agreement.

Company Breach Notice Period. “Company Breach Notice Period” is defined in Section 7.1(e).

Company Common Stock. “Company Common Stock” shall mean the common stock, $0.0001 par value per share, of the Company.

Company Contract. “Company Contract” shall mean any Contract to which an Acquired Corporation is a party.

Company Convertible Notes. “Company Convertible Notes” shall mean the 5.75% Convertible Senior Notes due 2023 issued under the Indenture.

Company Disclosure Documents. “Company Disclosure Documents” is defined in Section 2.4(g).

Company Disclosure Schedule. “Company Disclosure Schedule” shall mean the disclosure schedule that has been prepared by the Company in accordance with the requirements of this Agreement and that has been delivered by the Company to Parent on the date of this Agreement.

Company Equity Award. “Company Equity Award” shall mean Company Stock Awards and any award of compensation (including deferred compensation) that is required under the terms of such existing award to be or may be paid or settled in Shares.

Company Equity Plans. “Company Equity Plans” shall mean the Company ESPP and the Company’s 2010 Equity Incentive Plan, as amended.

Company ESPP. “Company ESPP” means the Company’s 2010 Employee Stock Purchase Plan.

Exhibit A-3

Company IP. “Company IP” shall mean all Intellectual Property Rights that are owned or purported to be owned by an Acquired Corporation.

Company Lease. “Company Lease” shall mean any Company Contract pursuant to which any Acquired Corporation leases or subleases Leased Real Property from another Person.

Company Liability Limitation. “Company Liability Limitation” is defined in Section 7.1(f)(ii).

Company Options. “Company Options” shall mean all options to purchase Shares (whether granted by the Company pursuant to the Company Equity Plans, assumed by the Company in connection with any merger, acquisition or similar transaction or otherwise issued or granted).

Company Preferred Stock. “Company Preferred Stock” shall mean the preferred stock, $0.0001 par value per share, of the Company.

Company Related Parties. “Company Related Parties” is defined in Section 7.1(f)(i).

Company Required Vote. “Company Required Vote” means the affirmative vote of the holders of at least a majority of the outstanding Shares in favor of the adoption of this Agreement and approval of the Merger.

Company SEC Documents. “Company SEC Documents” is defined in Section 2.4(a).

Company Stock Awards. “Company Stock Awards” shall mean all Company Options and RSUs.

Company Stockholder. “Company Stockholder” means a holder of Company Common Stock.

Company Stockholders Meeting. “Company Stockholders Meeting” is defined in Section 5.2.

Company Support Agreement. “Company Support Agreement” is defined in the recitals to this Agreement.

Company Termination Fee. “Company Termination Fee” is defined in Section 7.3(b)(i).

Confidentiality Agreement. “Confidentiality Agreement” is defined in Section 4.1.

Consent. “Consent” shall mean any approval, consent, ratification, permission, waiver or authorization (including any Governmental Authorization).

Continuing Employee. “Continuing Employee” is defined in Section 5.5.

Exhibit A-4

Contract. “Contract” shall mean any legally binding agreement, contract, subcontract, lease, understanding, instrument, bond, debenture, note, indenture, option, warrant, warranty, purchase order, license, sublicense, power of attorney, deed of trust, loan or evidence of Indebtedness, guaranty, letter of credit, insurance policy, benefit plan, employment agreement, settlement agreement, franchise agreement or legally binding commitment or undertaking of any nature (except, in each case, ordinary course of business purchase orders).

Convertible Note Consent. “Convertible Note Consent” is defined in Section 5.16.

COVID-19 Response. “COVID-19 Response” shall mean any workforce reduction, social distancing measure, office closure or safety measure adopted in response to any Legal Requirement, directive, guideline or recommendation promulgated by any Governmental Body, including the Centers for Disease Control and Prevention, in each case, arising out of, or otherwise related to the COVID-19 pandemic.

Current ESPP Offering Periods. “Current ESPP Offering Periods” is defined in Section 5.4(b).

Debt Commitment Letter. “Debt Commitment Letter” is defined in Section 3.7.

Debt Fee Letter. “Debt Fee Letter” is defined in Section 3.7.

Debt Financing. “Debt Financing” is defined in Section 3.7.

Determination Notice. “Determination Notice” is defined in Section 5.1(b)(i).

DGCL. “DGCL” shall mean the Delaware General Corporation Law, as amended.

Director RSU. “Director RSU” shall mean an RSU owned by a non-employee member of the Company Board.

Dissenting Shares. “Dissenting Shares” is defined in Section 1.7.

DOJ. “DOJ” shall mean the U.S. Department of Justice.

Effective Time. “Effective Time” is defined in Section 1.3(b).

Employee Plan. “Employee Plan” shall mean any salary, employment, bonus, vacation, deferred compensation, incentive compensation, stock purchase, stock option, severance pay, termination pay, death and disability benefits, hospitalization, medical, life or other insurance, flexible benefits, supplemental unemployment benefits, profit-sharing, pension or retirement plan, policy, program, agreement or arrangement and each other employee benefit plan, or arrangement sponsored, maintained, contributed to or required to be contributed to by any Acquired Corporation for the benefit of any current or former employee, officer, director or consultant or with respect to which any Acquired Corporation has or could reasonably be expected to have any liability (contingent or otherwise).

Exhibit A-5

Encumbrance. “Encumbrance” shall mean any lien, pledge, hypothecation, charge, mortgage, security interest, encumbrance, claim, infringement, interference, option, right of first refusal, preemptive right, community property interest or other similar restriction (including any restriction on the voting of any security, any restriction on the transfer of any security or other asset, any restriction on the receipt of any income derived from any asset, any restriction on the use of any asset and any restriction on the possession, exercise or transfer of any other attribute of ownership of any asset), whether voluntarily incurred or arising by operation of law; provided that “Encumbrance” shall not include any non-exclusive license of Intellectual Property Rights entered into in the ordinary course of business or pursuant to any Standard Contract.

Entity. “Entity” shall mean any corporation (including any non-profit corporation), general partnership, limited partnership, limited liability partnership, joint venture, estate, trust, company (including any company limited by shares, limited liability company or joint stock company), firm, society or other enterprise, association, organization or entity.

Environmental Law. “Environmental Law” shall mean any federal, state, local or foreign Legal Requirements relating to pollution or protection of human health, worker health or the environment (including ambient air, surface water, ground water, land surface or subsurface strata), including any law or regulation relating to emissions, discharges, releases or threatened releases of Hazardous Materials, or otherwise relating to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of Hazardous Materials.

Equity Commitment Letter. “Equity Commitment Letter” is defined in Section 3.7.

Equity Financing. “Equity Financing” is defined in Section 3.7.

Equity Financing Parties. “Equity Financing Parties” is defined in Section 3.7.

ERISA. “ERISA” shall mean the Employee Retirement Income Security Act of 1974, as amended.

Exchange Act. “Exchange Act” shall mean the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

Financing. “Financing” is defined in Section 3.7.

Financing Letters. “Financing Letters” is defined in Section 3.7.

Financing Sources. “Financing Sources” means the Persons (other than Parent and its Affiliates), if any, that have committed or subsequently commit, after the date hereof, to provide or arrange or otherwise have entered into agreements in connection with all or any part of the Debt Financing, the Preferred Equity Financing or any Alternate Financing in connection with the transactions contemplated by this Agreement (including any arrangers, agents, underwriters, placement agents or initial purchasers in connection with the Debt Financing, the Preferred Equity Financing or any Alternate Financing), together with their respective Affiliates and their and their Affiliates’ current, former and future officers, directors, general or limited partners, shareholders, members, controlling persons, employees, agents and representatives and the successors and assigns of each of the foregoing.

Foreign Employee Plan. “Foreign Employee Plan” is defined in Section 2.15(c).

Exhibit A-6

FTC. “FTC” shall mean the U.S. Federal Trade Commission.

GAAP. “GAAP” is defined in Section 2.4(b).

Governmental Authorization. “Governmental Authorization” shall mean any: (a) permit, license, certificate, franchise, permission, variance, clearance, exemption, approval, registration, qualification or authorization issued, granted, given or otherwise made available by or under the authority of any Governmental Body or pursuant to any Legal Requirement; or (b) right under any Contract with any Governmental Body.

Governmental Body. “Governmental Body” shall mean any: (a) nation, state, commonwealth, province, territory, county, municipality, district or other jurisdiction of any nature; (b) federal, state, local, municipal, foreign or other government; or (c) governmental or quasi-governmental authority of any nature including any governmental division, department, agency, commission, instrumentality, official, ministry, fund, foundation, center, organization, unit, body or Entity and any court, arbitrator or other tribunal.

Guarantors. “Guarantors” is defined in the recitals to this Agreement.

Hazardous Materials. “Hazardous Materials” shall mean any waste, material, or substance that is listed, regulated or defined under any Environmental Law and includes any pollutant, chemical substance, hazardous substance, hazardous waste, special waste, solid waste, asbestos, mold, radioactive material, polychlorinated biphenyls, petroleum or petroleum-derived substance or waste.

HSR Act. “HSR Act” shall mean the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended.

In-bound License. “In-bound License” is defined in Section 2.8(d).

Indebtedness. “Indebtedness” shall mean (a) any indebtedness for borrowed money (including the issuance of any debt security) to any Person other than the Acquired Corporations, (b) any obligations evidenced by notes, bonds, debentures or similar Contracts to any Person other than the Acquired Corporations, (c) any obligations in respect of letters of credit (to the extent drawn) and bankers’ acceptances (other than letters of credit as security for leases) or (d) any guaranty of any such obligations described in clauses “(a)” through “(c)” of any Person other than the Acquired Corporations (other than, in any case, accounts payable to trade creditors and accrued expenses, in each case arising in the ordinary course of business).

Indemnified Persons. “Indemnified Persons” is defined in Section 5.6(a).

Indemnifying Parties. “Indemnifying Parties” is defined in Section 5.6(b).

Indenture. “Indenture” means the Indenture dated December 8, 2017 by and between the Company and U.S. Bank National Association, as trustee, as amended, restated, supplemented or otherwise modified from time to time, including by the Supplemental Indenture dated April 20, 2020 by and between the Company and U.S. Bank National Association, as trustee with respect to the Company Convertible Notes.

Exhibit A-7

Inquiry. “Inquiry” is defined in Section 4.3(b).

Intellectual Property Rights. “Intellectual Property Rights” shall mean and includes all intellectual property rights of the following types which may exist under the laws of any jurisdiction in the world: (a) rights associated with works of authorship, including exclusive exploitation rights, copyrights, moral rights, and mask work rights; (b) rights in trademarks, service marks, trade dress, logos, trade names and other source identifiers, and any goodwill associated therewith; (c) rights associated with trade secrets, know how, and confidential information; (d) patents and industrial property rights; (e) other proprietary rights in intellectual property of every kind and nature; and (f) all registrations, renewals, extensions, statutory invention registrations, provisionals, continuations, continuations-in-part, divisions, or reissues of, and applications for, any of the rights referred to in clauses “(a)” through “(e)” above.

Investment Screening Laws. “Investment Screening Laws” means any Legal Requirement that is designed or intended to screen, prohibit, restrict or regulate investments on public order and national security grounds.

IRS. “IRS” shall mean the Internal Revenue Service.

knowledge. “knowledge” with respect to an Entity shall mean with respect to any matter in question the actual knowledge of Adam Weiss, Philip S. Saunders and Chirag Shah (the “Knowledge Parties”) after reasonable inquiry of their direct reports reasonably expected to have knowledge of such matters.

Leased Real Property. “Leased Real Property” is defined in Section 2.7(b).

Legal Proceeding. “Legal Proceeding” shall mean any action, suit, charge, complaint, litigation, arbitration, proceeding (including any civil, criminal, administrative, investigative or appellate proceeding), hearing, inquiry, audit, examination or investigation commenced, brought, conducted or heard by or before, or otherwise involving, any court or other Governmental Body or any arbitrator or arbitration panel.

Legal Requirement. “Legal Requirement” shall mean any federal, state, local, municipal, foreign or other law, statute, constitution, principle of common law, resolution, ordinance, code, order, edict, decree, judgment, injunction, rule, regulation, ruling or requirement issued, enacted, adopted, promulgated, implemented or otherwise put into effect by or under the authority of any Governmental Body (or under the authority of Nasdaq).

Limited Guarantee. “Limited Guarantee” is defined in the preamble to this Agreement.

Marketing Period. “Marketing Period” means the first fifteen (15) consecutive business day period (provided, that (i) such period shall not commence prior to the later of (A) September 8, 2021 and (B) the first business day after the date the Company files the definitive Proxy Statement for the Company Stockholders Meeting, (ii) October 11, 2021, November 11, 2021, November 24, 2021 through November 26, 2021 and January 17, 2022 shall not be included in the calculation of such period (but for the avoidance of doubt, the exclusion of such dates shall not restart the Marketing Period) and (iii) the period shall have ended on or prior to December 17, 2021 or it shall not commence until January 4, 2022) (a) commencing on the business day on which

Exhibit A-8

Parent has been delivered the Required Financial Information and (b) during which period nothing has occurred and no condition exists that would cause any of the conditions set forth in Section 6.1(c), Section 6.2(a), Section 6.2(b) or Section 6.2(d) to fail to be satisfied (other than those conditions that by their terms are to be satisfied at the Closing, but subject to the satisfaction or waiver of those conditions at the Closing), assuming that the Closing Date were to be scheduled for any time during such twenty (20) consecutive business day period; provided, that (A) the Marketing Period shall end on any earlier date on which the Debt Financing or any alternative financing in lieu thereof as set forth in Section 5.8(e) is obtained and (B) in no event shall the Marketing Period restart (or cease to continue) if additional financial information constituting Required Financial Information becomes available after the Marketing Period has commenced or has been completed. It is understood and agreed that, when the Company in good faith reasonably believes that it has delivered the Required Financial Information to Parent and that the Marketing Period should commence, it may deliver to Parent a written notice to that effect (stating when it believes it completed such delivery), in which case the Marketing Period shall be deemed to have commenced on the date specified in such notice, unless Parent in good faith reasonably believes that the Company has not completed delivery of the Required Financial Information or that the condition in clause (b) of the first sentence of this paragraph has not been satisfied and, within three (3) business days after receipt of such notice from the Company, Parent delivers a written notice to the Company to that effect (stating with specificity which portions of the Required Financial Information the Company has not delivered or which conditions in clause (b) of the first sentence of this paragraph have not been satisfied), but without prejudice to the Company’s right to assert that such financial information was in fact delivered or condition has been satisfied. Notwithstanding the foregoing, the Marketing Period shall not commence and shall be deemed not to have commenced if, prior to the completion of the Marketing Period (x) the Company’s auditor shall have withdrawn, or have notified the Company in writing that it intends to withdraw, any audit opinion contained in the Required Financial Information, in which case the Marketing Period shall not be deemed to commence unless and until a new unqualified audit opinion is issued with respect thereto by the auditor or another independent public accounting firm reasonably acceptable to Parent or (y) the Company issues a public statement indicating its intent to, or determines that it is required to, restate any historical financial statements of the Company or that any such restatement is under consideration, in which case the Marketing Period shall not be deemed to commence unless and until such restatement has been completed and the relevant financial statements have been amended or the Company has announced that it has concluded that no restatement shall be required in accordance with GAAP.

Material Adverse Effect. An event, occurrence, violation, inaccuracy, circumstance or other matter (each, an “Effect”) shall be deemed to have a “Material Adverse Effect” on the Acquired Corporations, taken as a whole, if such event, violation, inaccuracy, circumstance or other matter (whether or not any such matter, considered together with all other matters, would constitute a breach of the representations, warranties, covenants or agreements of the Company set forth in this Agreement), individually or in the aggregate, (a) has had or would reasonably be expected to have, individually or in the aggregate, a material adverse effect on the business, asset, financial condition or results of operations of the Acquired Corporations, taken as a whole; or (b) does or would reasonably be expected to prevent the consummation by the Company of the Transactions; provided, however, that, with respect to clause (a) only, none of the following, and no effect arising out of, relating to or resulting from the following, shall be deemed in and of themselves, either alone or in combination, to constitute, and none of the following shall be taken

Exhibit A-9

into account in determining whether there is, or would reasonably likely to be, a Material Adverse Effect on the Acquired Corporations: (i) any change in the market price or trading volume of the Company’s stock; (ii) any Effect resulting from the announcement of the Transactions (provided, however, that this clause (ii) shall not apply with respect to the representations and warranties (in whole or in relevant part) made by the Company in this Agreement, the purpose of which is to address the consequences resulting from, relating to or arising out of the entry into or the announcement or pendency of this Agreement or the Transactions); (iii) any Effect in the industries in which the Acquired Corporations operate or in the economy generally or other general business, financial or market conditions; (iv) any Effect arising directly or indirectly from or otherwise relating to fluctuations in the value of any currency; (v) any Effect arising directly or indirectly from or otherwise relating to any act of terrorism, war, civil unrest, national or international calamity, weather, earthquakes, hurricanes, tornados, natural disasters, climatic conditions, pandemic or epidemic (including the COVID-19 pandemic, and any variations thereof or related or associated epidemics, pandemics or disease outbreaks (collectively, the “COVID-19 pandemic”)) or any other similar event; (vi) the failure of the Company to meet internal or analysts’ expectations or projections or the results of operations of the Acquired Corporations; (vii) any adverse Effect arising directly from or otherwise directly relating to any action taken by the Company or any Acquired Corporation at the written direction of Parent or any action specifically required to be taken by the Company or any Acquired Corporation, or the failure of the Company or any Acquired Corporation to take any action that the Company or such Acquired Corporation is specifically prohibited by the terms of this Agreement from taking to the extent Parent fails to give its consent thereto after a written request therefor pursuant to Section 4.2; (viii) any Effect resulting or arising from Parent’s or Merger Sub’s breach of this Agreement; (ix) any Effect arising directly or indirectly from or otherwise relating to any change in, or any compliance with or action taken for the purpose of complying with, any Legal Requirements or GAAP (or interpretations of any Legal Requirements or GAAP); or (x) any matters disclosed in the Company Disclosure Schedule; it being understood that the exceptions in clauses “(i)” and “(vi)” shall not prevent or otherwise affect a determination that the underlying cause of any such decline or failure referred to therein (if not otherwise falling within any of the exceptions provided by clauses “(ii)” through “(v)” or “(vii)” through “(x)” hereof) is or would be reasonably likely to be a Material Adverse Effect; and it being understood further that, with respect to the exceptions in clauses “(iii)” through “(v)” and “(ix)”, such Effect may be taken into account to the extent that the Acquired Corporations are adversely affected disproportionately relative to the other participants in such industries or the economy generally, as applicable.

Material Contract. “Material Contract” is defined in Section 2.9(a).

Merger. “Merger” is defined in Recital B of this Agreement.

Merger Consideration. “Merger Consideration” is defined in Section 1.5(a)(iii).

Merger Sub. “Merger Sub” is defined in the preamble to this Agreement.

Nasdaq. “Nasdaq” shall mean The Nasdaq Global Select Market.

New Debt Commitment Letters. “New Debt Commitment Letters” is defined in Section 5.8(e).

Exhibit A-10

Non-US Continuing Employee. “Non-US Continuing Employee” shall mean Continuing Employees located outside of the United States.

NYSE. “NYSE” shall mean The New York Stock Exchange.

Open Source Software. “Open Source Software” shall mean software that is distributed as “open source software” under a license approved by the Open Source Initiative and listed at http://www.opensource.org/licenses, including the GNU Affero General Public License (AGPL), GNU General Public License (GPL), GNU Lesser General Public License (LGPL), Mozilla Public License (MPL), BSD licenses, the Artistic License, the Netscape Public License, the Sun Community Source License (SCSL), the Sun Industry Standards License (SISL), and the Apache License.

Option Consideration. “Option Consideration” is defined in Section 1.8(a).

Out-bound License. “Out-bound License” is defined in Section 2.8(d).

Parent. “Parent” is defined in the preamble to this Agreement.

Parent Breach Notice Period. “Parent Breach Notice Period” is defined in Section 7.3(g).

Parent Controlled Affiliates. “Parent Controlled Affiliates” shall mean Clearlake Capital Group, L.P. and each of its affiliated investment funds and each of its controlled Affiliates.

Parent Disclosure Schedule. “Parent Disclosure Schedule” shall mean the disclosure schedule that has been prepared by the Parent in accordance with the requirements of this Agreement and that has been delivered by the Parent to the Company on the date of this Agreement.

Parent Liability Limitation. “Parent Liability Limitation” is defined in Section 7.3(f)(i).

Parent Material Adverse Effect. “Parent Material Adverse Effect” shall mean any effect, change, event or occurrence that would individually or in the aggregate, prevent, materially delay or materially impair the ability of Parent or Merger Sub to consummate the Transactions.

Parent Related Parties. “Parent Related Parties” is defined in Section 7.3(f)(i).

Parent Support Agreement. “Parent Support Agreement” is defined in the recitals to this Agreement.

Parent Termination Fee. “Parent Termination Fee” is defined in Section 7.3(c).

Parties. “Parties” shall mean Parent, Merger Sub and the Company.

Paying Agent. “Paying Agent” is defined in Section 1.6(a).

Payment Fund. “Payment Fund” is defined in Section 1.6(a).

Exhibit A-11

Permitted Encumbrance. “Permitted Encumbrance” shall mean (a) any Encumbrance that arises out of Taxes either not delinquent or the validity of which is being contested in good faith by appropriate proceedings, (b) any Encumbrance representing the rights of customers, suppliers and subcontractors in the ordinary course of business under the terms of any Contracts to which the relevant party is a party or under general principles of commercial or government contract law (including mechanics’, materialmen’s, carriers’, workmen’s, warehouseman’s, repairmen’s, landlords’ and similar liens granted or which arise in the ordinary course of business), (c) in the case of any Contract, Encumbrances that are restrictions against the transfer or assignment thereof that are included in the terms of such Contract or any license of intellectual property, (d) any Encumbrances for which appropriate reserves have been established in the consolidated financial statements of the Acquired Corporations, (e) any In-bound License or Out-bound License, and (f) in the case of real property, Encumbrances that are easements, rights-of-way, encroachments, restrictions, conditions and other similar Encumbrances incurred or suffered in the ordinary course of business and which, individually or in the aggregate, do not and would not materially impair the use (or contemplated use), utility or value of the applicable real property or otherwise materially impair the present or contemplated business operations at such location, or zoning, entitlement, building and other land use regulations imposed by Governmental Bodies having jurisdiction over such real property or that are otherwise set forth on a title report.

Person. “Person” shall mean any individual, Entity or Governmental Body.

Pre-Closing Period. “Pre-Closing Period” is defined in Section 4.1.

Preferred Equity Commitment Letter. “Preferred Equity Commitment Letter” is defined in Section 3.7.

Preferred Equity Financing. “Preferred Equity Financing” is defined in Section 3.7.

Proxy Statement. “Proxy Statement” is defined in Section 5.2.

Reference Date. “Reference Date” shall mean July 30, 2021.

Registered IP. “Registered IP” shall mean all patents, registered copyrights, registered mask works, registered trademarks, service marks and trade dress, and all applications for any of the foregoing, in each case, that are registered or issued under the authority of any Governmental Body.

Reimbursement Obligations. “Reimbursement Obligations” is defined in Section 5.8(d).

Release. “Release” shall mean any presence, emission, spill, seepage, leak, escape, leaching, discharge, injection, pumping, pouring, emptying, dumping, disposal, migration, or release of Hazardous Materials from any source into or upon the environment, including the air, soil, improvements, surface water, groundwater, the sewer, septic system, storm drain, publicly owned treatment works, or waste treatment, storage, or disposal systems.

Exhibit A-12

Representatives. “Representatives” shall mean officers, directors, employees, attorneys, accountants, investment bankers, consultants, agents, financial advisors, other advisors and other representatives.

Required Amount. “Required Amount” is defined in Section 3.8.

Required Financial Information. “Required Financial Information” means (a) (i) the audited consolidated balance sheet of the Company as of December 31, 2020 and December 31, 2019, and (ii) the related audited consolidated statements of operations and cash flows for the fiscal years ended December 31, 2020 and December 31, 2019, (the financial statements referred to in clause (i) and (ii), including the footnotes thereto, are collectively referred to as the “Financial Statements”), and (b) the unaudited consolidated balance sheet of the Company and the related unaudited consolidated statements of operations and cash flows as of and for each of the fiscal quarters (that is not a fiscal year-end) ending after the date of the most recent Financial Statements delivered pursuant to the foregoing clause (a) and more than forty-eight (48) days prior to the Closing Date.

RSU. “RSU” is defined in Section 1.8(a).

RSU Consideration. “RSU Consideration” is defined in Section 1.8(a).

SaaS. “SaaS” is defined in Section 2.8(d).

Sarbanes-Oxley Act. “Sarbanes-Oxley Act” shall mean the Sarbanes-Oxley Act of 2002, as amended.

SEC. “SEC” shall mean the United States Securities and Exchange Commission.

Securities Act. “Securities Act” shall mean the Securities Act of 1933, as amended.

Sensitive Data. “Sensitive Data” is defined in Section 2.8(m).

Shares. “Shares” is defined in Section 1.5(a)(i).

Specified Agreement. “Specified Agreement” is defined in Section 7.1(h).

Standard Contract. “Standard Contract” is defined in Section 2.8(d).

Subsidiary. An Entity shall be deemed to be a “Subsidiary” of another Person if such Person directly or indirectly owns or purports to own, beneficially or of record, (a) an amount of voting securities or other interests in such Entity that is sufficient to enable such Person to elect at least a majority of the members of such Entity’s board of directors or other governing body or (b) at least 50% of the outstanding equity or financial interests of such Entity.

Superior Offer. “Superior Offer” shall mean a bona fide written Acquisition Proposal that the Company Board (or committee thereof) determines, in its good faith judgment, after consultation with its outside legal counsel and its financial advisor, is reasonably likely to be consummated in accordance with its terms, taking into account all legal, regulatory and financing

Exhibit A-13

aspects (including certainty of closing) of the proposal and the Person making the proposal and other aspects of the Acquisition Proposal that the Company Board deems relevant, would result in a transaction more favorable to the Company’s stockholders (solely in their capacity as such) from a financial point of view than the transaction contemplated by this Agreement (including after giving effect to proposals, if any, made by Parent); provided that for purposes of the definition of “Superior Offer”, the references to “20% or more” in the definition of Acquisition Proposal shall be deemed to be references to “more than 50%.”

Support Agreement. “Support Agreement” is defined in the recitals to this Agreement.

Surviving Corporation. “Surviving Corporation” is defined in Recital B of this Agreement.

Takeover Laws. “Takeover Laws” shall mean any “moratorium,” “control share acquisition,” “fair price,” “supermajority,” “affiliate transactions,” or “business combination statute or regulation” or other similar state anti-takeover laws and regulations.

Tax. “Tax” shall mean any tax of any kind whatsoever (including any income tax, customs, duty, franchise tax, capital gains tax, gross receipts tax, value-added tax, surtax, estimated tax, unemployment tax, excise tax, ad valorem tax, transfer tax, stamp tax, sales tax, use tax, property tax, business tax, unclaimed property or escheat tax, withholding tax or payroll tax), and any interest, penalty or addition relating thereto or imposed with respect to the failure to file any Tax Return, in each case imposed, assessed or collected by or under the authority of any Governmental Body.

Tax Return. “Tax Return” shall mean any return (including any information return), report, statement, declaration, estimate, schedule, notice, notification, form, election, certificate or other document or information filed with or submitted to, or required to be filed with or submitted to, any Governmental Body in connection with the determination, assessment, collection or payment of any Tax, including any schedule or attachment thereto and any amendments thereof.

Termination Date. “Termination Date” is defined in Section 7.1(c).

Transactions. “Transactions” shall mean (a) the execution and delivery of this Agreement and (b) all of the transactions contemplated by this Agreement, including the Merger.

Unvested Company Option. “Unvested Company Option” is defined in Section 1.8(a).

Unvested Option Consideration. “Unvested Option Consideration” is defined in Section 1.8(a).

Unvested RSU. “Unvested RSU” is defined in Section 1.8(b).

Unvested RSU Consideration. “Unvested RSU Consideration” is defined in Section 1.8(b).

Exhibit A-14

Vested Company Option. “Vested Company Option” shall mean a Company Option that is unexpired, unexercised, outstanding and vested as of immediately prior to the Effective Time or that vests solely as a result of the consummation of the transactions contemplated hereby (and without any additional action by the Company, the Company Board or a committee thereof, including to the extent that any other conditions for vesting have been satisfied on, prior to or in connection with the Effective Time).

Vested RSU. “Vested RSU” shall mean an RSU that is unexpired, unexercised, outstanding and vested as of immediately prior to the Effective Time or that vests solely as a result of the consummation of the transactions contemplated thereby (and without any additional action by the Company, the Company Board or a committee thereof, including to the extent that any other conditions for vesting have been satisfied on, prior to or in connection with the Effective Time).

Willful Breach. “Willful Breach” means a breach that is a consequence of an intentional act or intentional failure to act undertaken by the breaching party with actual knowledge that such party’s act or failure to act would result in or constitute a material breach.

WARN ACT. “WARN Act” means the federal Worker Adjustment and Retraining Notification Act of 1988, and similar state, local, and foreign applicable Legal Requirements related to plant closings, relocations, mass layoffs and employment losses.

Exhibit A-15

EXHIBIT B

SURVIVING CORPORATION CERTIFICATE OF INCORPORATION

Exhibit B

SA DRAFT 8/4/21

CONFIDENTIAL

AMENDED AND RESTATED CERTIFICATE OF INCORPORATION

OF

CORNERSTONE ONDEMAND, INC.

I.

The name of this corporation is CORNERSTONE ONDEMAND, INC.

II.

The registered office of the corporation in the State of Delaware shall be Corporation Service Company, 251 Little Falls Drive, City of Wilmington, DE 19808, County of New Castle, and the name of the registered agent of the corporation in the State of Delaware at such address is Corporation Service Company.

III.

The purpose of this corporation is to engage in any lawful act or activity for which a corporation may be organized under the Delaware General Corporation Law (the “DGCL”).

IV.

This corporation is authorized to issue only one class of stock, to be designated Common Stock. The total number of shares of Common Stock presently authorized is 1,000, each having a par value of $0.0001.

V.

A. The management of the business and the conduct of the affairs of the corporation shall be vested in its Board of Directors. The number of directors which shall constitute the whole Board of Directors shall be fixed by the Board of Directors in the manner provided in the Bylaws.

B. No person entitled to vote at an election for directors may cumulate votes to which such person is entitled unless required by applicable law at the time of such election. During such time or times that applicable law requires cumulative voting, every stockholder entitled to vote at an election for directors may cumulate such stockholder’s votes and give one candidate a number of votes equal to the number of directors to be elected multiplied by the number of votes to which such stockholder’s shares are otherwise entitled, or distribute the stockholder’s votes on the same principle among as many candidates as such stockholder desires. No stockholder, however, shall be entitled to so cumulate such stockholder’s votes unless (A) the names of such candidate or candidates have been placed in nomination prior to the voting and (B) the stockholder has given notice at the meeting, prior to the voting, of such stockholder’s intention to cumulate such stockholder’s votes. If any stockholder has given proper notice to cumulate votes, all stockholders may cumulate their votes for any candidates who have been properly placed in nomination. Under cumulative voting, the candidates receiving the highest number of votes, up to the number of directors to be elected, are elected.

C. The Board of Directors is expressly empowered to adopt, amend or repeal the Bylaws of the corporation. The stockholders shall also have power to adopt, amend or repeal the Bylaws of the corporation; provided, however, that, in addition to any vote of the holders of any class or series of stock of the corporation required by law or by this Certificate of Incorporation, such action by stockholders shall require the affirmative vote of the holders of at least a majority of the voting power of all of the then-outstanding shares of the capital stock of the corporation entitled to vote generally in the election of directors, voting together as a single class.

VI.

A. To the fullest extent permitted by the DGCL, as it presently exists or may hereafter be amended from time to time, a director of the corporation shall not be personally liable to the corporation or its stockholders for monetary damages for breach of fiduciary duty as a director. If the DGCL is amended to authorize corporate action further eliminating or limiting the personal liability of directors, then the liability of each director of the corporation shall be eliminated or limited to the fullest extent permitted by the DGCL, as so amended.

B. The corporation shall indemnify, to the fullest extent permitted by applicable law, any director or officer of the corporation who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (a “Proceeding”) by reason of the fact that he or she is or was a director, officer, employee or agent of the corporation or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, including service with respect to employee benefit plans, against expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by such person in connection with any such Proceeding. The corporation shall be required to indemnify a person in connection with a Proceeding initiated by such person only if the Proceeding was authorized by the Board of Directors.

C. The corporation shall have the power to indemnify, to the extent permitted by the DGCL, as it presently exists or may hereafter he amended from time to time, any employee or agent of the corporation who is or was a party or is threatened to he made a party to any Proceeding by reason of the fact that he or she is or was a director, officer. employee or agent of the corporation or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, including service with respect to employee benefit plans, against expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by such person in connection with any such Proceeding.

D. Neither any amendment, nor repeal of this Article VI, nor the amendment of this Certificate of Incorporation to adopt any provision inconsistent with this Article VI shall eliminate or reduce the effect of this Article VI in respect of any matter occurring, or any cause of action, suit or proceeding accruing or arising or that, but for this Article VI, would accrue or arise, prior to such amendment, repeal or adoption of an inconsistent provision.

VII.

The corporation reserves the right to amend, alter, change or repeal any provision contained in this Certificate of Incorporation, in the manner now or hereafter prescribed by statute, and all rights conferred upon the stockholders herein are granted subject to this reservation.

VIII.

Unless the corporation consents in writing to the selection of an alternative forum, the Court of Chancery in the State of Delaware shall be the sole and exclusive forum for any stockholder (including a beneficial owner) to bring (i) any derivative action or proceeding brought on behalf of the corporation, (ii) any action asserting a claim of breach of fiduciary duty owed by any director, officer or other employee of the corporation to the corporation or the corporation’s stockholders, (iii) any action asserting a claim against the corporation, its directors, officers or employees arising pursuant to any provision of the Delaware General Corporation Law or the corporation’s certificate of incorporation or bylaws or (iv) any action asserting a claim against the corporation, its directors, officers or employees governed by the internal affairs doctrine, except for, as to each of (i) through (iv) above, any claim as to which the Court of Chancery determines that there is an indispensable party not subject to the jurisdiction of the Court of Chancery (and the indispensable party does not consent to the personal jurisdiction of the Court of Chancery within ten days following such determination), which is vested in the exclusive jurisdiction of a court or forum other than the Court of Chancery, or for which the Court of Chancery does not have subject matter jurisdiction. If any provision or provisions of this Article IX shall be held to be invalid, illegal or unenforceable as applied to any person or entity or circumstance for any reason whatsoever, then, to the fullest extent permitted by law, the validity, legality and enforceability of such provisions in any other circumstance and of the remaining provisions of this Article IX (including, without limitation, each portion of any sentence of this Article IX containing any such provision held to be invalid, illegal or unenforceable that is not itself held to be invalid, illegal or unenforceable) and the application of such provision to other persons or entities and circumstances shall not in any way be affected or impaired thereby.

EXHIBIT C

SURVIVING CORPORATION BYLAWS

Exhibit C

COOLEY DRAFT 8/4/21

CONFIDENTIAL

AMENDED AND RESTATED BYLAWS

OF

CORNERSTONE ONDEMAND, INC.

(A DELAWARE CORPORATION)

ARTICLE I

OFFICES

Section 1. Registered Office. The registered office of the corporation in the State of Delaware shall be in the City of Wilmington, County of New Castle. (Del. Code Ann., tit. 8, § 131)

Section 2. Other Offices. The corporation shall also have and maintain an office or principal place of business at such place as may be fixed by the Board of Directors, and may also have offices at such other places, both within and without the State of Delaware, as the Board of Directors may from time to time determine or the business of the corporation may require. (Del. Code Ann., tit. 8, § 122(8))

ARTICLE II

CORPORATE SEAL

Section 3. Corporate Seal. The Board of Directors may adopt a corporate seal. The corporate seal shall consist of a die bearing the name of the corporation and the inscription, “Corporate Seal-Delaware.” Said seal may be used by causing it or a facsimile thereof to be impressed or affixed or reproduced or otherwise. (Del. Code Ann., tit. 8, § 122(3))

ARTICLE III

STOCKHOLDERS’ MEETINGS

Section 4. Place of Meetings. Meetings of the stockholders of the corporation may be held at such place, either within or without the State of Delaware, as may be determined from time to time by the Board of Directors. The Board of Directors may, in its sole discretion, determine that the meeting shall not be held at any place, but may instead be held solely by means of remote communication as provided under the Delaware General Corporation Law (“DGCL”). (Del. Code Ann., tit. 8, § 211(a))

Section 5. Annual Meeting.

(a) The annual meeting of the stockholders of the corporation, for the purpose of election of directors and for such other business as may lawfully come before it, shall be held on such date and at such time as may be designated from time to time by the Board of Directors. Nominations of persons for election to the Board of Directors of the corporation and the proposal of business to be considered by the stockholders may be made at an annual meeting of stockholders: (i) pursuant to the corporation’s notice of meeting of stockholders; (ii) by or at the direction of the Board of Directors; or (iii) by any stockholder of the corporation who was a stockholder of record at the time of giving of notice provided for in the following paragraph, who is entitled to vote at the meeting and who complied with the notice procedures set forth in Section 5. (Del. Code Ann., tit. 8, § 211(b)).

(b) At an annual meeting of the stockholders, only such business shall be conducted as shall have been properly brought before the meeting. For nominations or other business to be properly brought before an annual meeting by a stockholder pursuant to clause (iii) of Section 5(a) of these Bylaws, (i) the stockholder must have given timely notice thereof in writing to the Secretary of the corporation, (ii) such other business must be a proper matter for stockholder action under the DGCL, (iii) if the stockholder, or the beneficial owner on whose behalf any such proposal or nomination is made, has provided the corporation with a Solicitation Notice (as defined in this Section 5(b)), such stockholder or beneficial owner must, in the case of a proposal, have delivered a proxy statement and form of proxy to holders of at least

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the percentage of the corporation’s voting shares required under applicable law to carry any such proposal, or, in the case of a nomination or nominations, have delivered a proxy statement and form of proxy to holders of a percentage of the corporation’s voting shares reasonably believed by such stockholder or beneficial owner to be sufficient to elect the nominee or nominees proposed to be nominated by such stockholder, and must, in either case, have included in such materials the Solicitation Notice, and (iv) if no Solicitation Notice relating thereto has been timely provided pursuant to this section, the stockholder or beneficial owner proposing such business or nomination must not have solicited a number of proxies sufficient to have required the delivery of such a Solicitation Notice under this Section 5. To be timely, a stockholder’s notice shall be delivered to the Secretary at the principal executive offices of the Corporation not later than the close of business on the ninetieth (90th) day nor earlier than the close of business on the one hundred twentieth (120th) day prior to the first anniversary of the preceding year’s annual meeting; provided, however, that in the event that the date of the annual meeting is advanced more than thirty (30) days prior to or delayed by more than thirty (30) days after the anniversary of the preceding year’s annual meeting, notice by the stockholder to be timely must be so delivered not earlier than the close of business on the one hundred twentieth (120th) day prior to such annual meeting and not later than the close of business on the later of the ninetieth (90th) day prior to such annual meeting or the tenth (10th) day following the day on which public announcement of the date of such meeting is first made. In no event shall the public announcement of an adjournment of an annual meeting commence a new time period for the giving of a stockholder’s notice as described above. Such stockholder’s notice shall set forth: (A) as to each person whom the stockholder proposed to nominate for election or reelection as a director all information relating to such person that is required to be disclosed in solicitations of proxies for election of directors in an election contest, or is otherwise required, in each case pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended (the “1934 Act”) and Rule 14a-11 thereunder (including such person’s written consent to being named in the proxy statement as a nominee and to serving as a director if elected); (B) as to any other business that the stockholder proposes to bring before the meeting, a brief description of the business desired to be brought before the meeting, the reasons for conducting such business at the meeting and any material interest in such business of such stockholder and the beneficial owner, if any, on whose behalf the proposal is made; and (C) as to the stockholder giving the notice and the beneficial owner, if any, on whose behalf the nomination or proposal is made (i) the name and address of such stockholder, as they appear on the corporation’s books, and of such beneficial owner, (ii) the class and number of shares of the corporation which are owned beneficially and of record by such stockholder and such beneficial owner, and (iii) whether either such stockholder or beneficial owner intends to deliver a proxy statement and form of proxy to holders of, in the case of the proposal, at least the percentage of the corporation’s voting shares required under applicable law to carry the proposal or, in the case of a nomination or nominations, a sufficient number of holders of the corporation’s voting shares to elect such nominee or nominees (an affirmative statement of such intent, a “Solicitation Notice”).

(c) Notwithstanding anything in the second sentence of Section 5(b) of these Bylaws to the contrary, in the event that the number of directors to be elected to the Board of Directors of the Corporation is increased and there is no public announcement naming all of the nominees for director or specifying the size of the increased Board of Directors made by the corporation at least one hundred (100) days prior to the first anniversary of the preceding year’s annual meeting, a stockholder’s notice required by this Section 5 shall also be considered timely, but only with respect to nominees for any new positions created by such increase, if it shall be delivered to the Secretary at the principal executive offices of the corporation not later than the close of business on the tenth (10th) day following the day on which such public announcement is first made by the corporation.

(d) Only such persons who are nominated in accordance with the procedures set forth in this Section 5 shall be eligible to serve as directors and only such business shall be conducted at a meeting of stockholders as shall have been brought before the meeting in accordance with the procedures set forth in this Section 5. Except as otherwise provided by law, the Chairman of the meeting shall have the power

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and duty to determine whether a nomination or any business proposed to be brought before the meeting was made, or proposed, as the case may be, in accordance with the procedures set forth in these Bylaws and, if any proposed nomination or business is not in compliance with these Bylaws, to declare that such defective proposal or nomination shall not be presented for stockholder action at the meeting and shall be disregarded.

(e) Notwithstanding the foregoing provisions of this Section 5, in order to include information with respect to a stockholder proposal in the proxy statement and form of proxy for a stockholders’ meeting, stockholders must provide notice as required by the regulations promulgated under the 1934 Act. Nothing in these Bylaws shall be deemed to affect any rights of stockholders to request inclusion of proposals in the corporation proxy statement pursuant to Rule 14a-8 under the 1934 Act.

(f) For purposes of this Section 5, “public announcement” shall mean disclosure in a press release reported by the Dow Jones News Service, Associated Press or comparable national news service or in a document publicly filed by the corporation with the Securities and Exchange Commission pursuant to Section 13, 14 or 15(d) of the 1934 Act.

Section 6. Special Meetings.

(a) Special meetings of the stockholders of the corporation may be called, for any purpose or purposes, by (i) the Chairman of the Board of Directors, (ii) the Chief Executive Officer, or (iii) the Board of Directors pursuant to a resolution adopted by a majority of the total number of authorized directors (whether or not there exist any vacancies in previously authorized directorships at the time any such resolution is presented to the Board of Directors for adoption), and shall be held at such place, on such date, and at such time as the Board of Directors shall fix.

(b) If a special meeting is properly called by any person or persons other than the Board of Directors, the request shall be in writing, specifying the general nature of the business proposed to be transacted, and shall be delivered personally or sent by certified or registered mail, return receipt requested, or by telegraphic or other facsimile transmission to the Chairman of the Board of Directors, the Chief Executive Officer, or the Secretary of the corporation. No business may be transacted at such special meeting otherwise than specified in such notice. The Board of Directors shall determine the time and place of such special meeting, which shall be held not less than thirty-five (35) nor more than one hundred twenty (120) days after the date of the receipt of the request. Upon determination of the time and place of the meeting, the officer receiving the request shall cause notice to be given to the stockholders entitled to vote, in accordance with the provisions of Section 7 of these Bylaws. Nothing contained in this paragraph (b) shall be construed as limiting, fixing, or affecting the time when a meeting of stockholders called by action of the Board of Directors may be held.

Section 7. Notice of Meetings. Except as otherwise provided by law, notice, given in writing or by electronic transmission, of each meeting of stockholders shall be given not less than ten (10) nor more than sixty (60) days before the date of the meeting to each stockholder entitled to vote at such meeting, such notice to specify the place, if any, date and hour, in the case of special meetings, the purpose or purposes of the meeting, and the means of remote communications, if any, by which stockholders and proxyholders may be deemed to be present in person and vote at any such meeting. If mailed, notice is given when deposited in the United States mail, postage prepaid, directed to the stockholder at such stockholder’s address as it appears on the records of the corporation. Notice of the time, place, if any, and purpose of any meeting of stockholders may be waived in writing, signed by the person entitled to notice thereof or by electronic transmission by such person, either before or after such meeting, and will be waived by any stockholder by his attendance thereat in person, by remote communication, if applicable, or by proxy, except when the stockholder attends a meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened. Any stockholder so waiving notice of such meeting shall be bound by the proceedings of any such meeting in all respects as if due notice thereof had been given. (Del. Code Ann., tit. 8, §§ 222, 229, 232)

3.

Section 8. Quorum. At all meetings of stockholders, except where otherwise provided by statute or by the Certificate of Incorporation, or by these Bylaws, the presence, in person, by remote communication, if applicable, or by proxy duly authorized, of the holders of a majority of the outstanding shares of stock entitled to vote shall constitute a quorum for the transaction of business. In the absence of a quorum, any meeting of stockholders may be adjourned, from time to time, either by the chairman of the meeting or by vote of the holders of a majority of the shares represented thereat, but no other business shall be transacted at such meeting. The stockholders present at a duly called or convened meeting, at which a quorum is present, may continue to transact business until adjournment, notwithstanding the withdrawal of enough stockholders to leave less than a quorum. Except as otherwise provided by statute, or by the Certificate of Incorporation or these Bylaws, in all matters other than the election of directors, the affirmative vote of a majority of shares present in person, by remote communication, if applicable, or represented by proxy duly authorized at the meeting and entitled to vote generally on the subject matter shall be the act of the stockholders. Except as otherwise provided by statute, the Certificate of Incorporation or these Bylaws, directors shall be elected by a plurality of the votes of the shares present in person, by remote communication, if applicable, or represented by proxy duly authorized at the meeting and entitled to vote generally on the election of directors. Where a separate vote by a class or classes or series is required, except where otherwise provided by the statute or by the Certificate of Incorporation or these Bylaws, a majority of the outstanding shares of such class or classes or series, present in person, by remote communication, if applicable, or represented by proxy duly authorized, shall constitute a quorum entitled to take action with respect to that vote on that matter. Except where otherwise provided by statute or by the Certificate of Incorporation or these Bylaws, the affirmative vote of the majority (plurality, in the case of the election of directors) of shares of such class or classes or series present in person, by remote communication, if applicable, or represented by proxy at the meeting shall be the act of such class or classes or series. (Del. Code Ann., tit. 8, § 216)

Section 9. Adjournment and Notice of Adjourned Meetings. Any meeting of stockholders, whether annual or special, may be adjourned from time to time either by the chairman of the meeting or by the vote of a majority of the shares present in person, by remote communication, if applicable, or represented by proxy. When a meeting is adjourned to another time or place, if any, notice need not be given of the adjourned meeting if the time and place, if any, thereof are announced at the meeting at which the adjournment is taken. At the adjourned meeting, the corporation may transact any business which might have been transacted at the original meeting. If the adjournment is for more than thirty (30) days or if after the adjournment a new record date is fixed for the adjourned meeting, a notice of the adjourned meeting shall be given to each stockholder of record entitled to vote at the meeting. (Del. Code Ann., tit. 8, § 222(c))

Section 10. Voting Rights. For the purpose of determining those stockholders entitled to vote at any meeting of the stockholders, except as otherwise provided by law, only persons in whose names shares stand on the stock records of the corporation on the record date, as provided in Section 12 of these Bylaws, shall be entitled to vote at any meeting of stockholders. Every person entitled to vote or execute consents shall have the right to do so either in person, by remote communication, if applicable, or by an agent or agents authorized by a proxy granted in accordance with Delaware law. An agent so appointed need not be a stockholder. No proxy shall be voted after three (3) years from its date of creation unless the proxy provides for a longer period. (Del. Code Ann., tit. 8, §§ 211(e), 212(b))

Section 11. Joint Owners of Stock. If shares or other securities having voting power stand of record in the names of two (2) or more persons, whether fiduciaries, members of a partnership, joint tenants, tenants in common, tenants by the entirety, or otherwise, or if two (2) or more persons have the same

4.

fiduciary relationship respecting the same shares, unless the Secretary is given written notice to the contrary and is furnished with a copy of the instrument or order appointing them or creating the relationship wherein it is so provided, their acts with respect to voting shall have the following effect: (a) if only one (1) votes, his act binds all; (b) if more than one (1) votes, the act of the majority so voting binds all; (c) if more than one (1) votes, but the vote is evenly split on any particular matter, each faction may vote the securities in question proportionally, or may apply to the Delaware Court of Chancery for relief as provided in the DGCL, Section 217(b). If the instrument filed with the Secretary shows that any such tenancy is held in unequal interests, a majority or even-split for the purpose of subsection (c) shall be a majority or even-split in interest. (Del. Code Ann., tit. 8, § 217(b))

Section 12. List of Stockholders. The Secretary shall prepare and make, at least ten (10) days before every meeting of stockholders, a complete list of the stockholders entitled to vote at said meeting, arranged in alphabetical order, showing the address of each stockholder and the number of shares registered in the name of each stockholder. Such list shall be open to the examination of any stockholder, for any purpose germane to the meeting, on a reasonably accessible electronic network, provided that the information required to gain access to such list is provided with the notice of the meeting, or during ordinary business hours, at the principal place of business of the corporation. In the event that the corporation determines to make the list available on an electronic network, the corporation may take reasonable steps to ensure that such information is available only to stockholders of the corporation. The list shall be open to examination of any stockholder during the time of the meeting as provided by law. (Del. Code Ann., tit. 8, § 219)

Section 13. Action Without Meeting.

(a) Unless otherwise provided in the Certificate of Incorporation, any action required by statute to be taken at any annual or special meeting of the stockholders, or any action which may be taken at any annual or special meeting of the stockholders, may be taken without a meeting, without prior notice and without a vote, if a consent in writing, or by electronic transmission setting forth the action so taken, shall be signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted. (Del. Code Ann., tit. 8, § 228)

(b) Every written consent or electronic transmission shall bear the date of signature of each stockholder who signs the consent, and no written consent or electronic transmission shall be effective to take the corporate action referred to therein unless, within sixty (60) days of the earliest dated consent delivered to the corporation in the manner herein required, written consents or electronic transmissions signed by a sufficient number of stockholders to take action are delivered to the corporation by delivery to its registered office in the State of Delaware, its principal place of business or an officer or agent of the corporation having custody of the book in which proceedings of meetings of stockholders are recorded. Delivery made to a corporation’s registered office shall be by hand or by certified or registered mail, return receipt requested. (Del. Code Ann., tit. 8, § 228)

(c) Prompt notice of the taking of the corporate action without a meeting by less than unanimous written consent shall be given to those stockholders who have not consented in writing or by electronic transmission and who, if the action had been taken at a meeting, would have been entitled to notice of the meeting if the record date for such meeting had been the date that written consents signed by a sufficient number of stockholders to take action were delivered to the corporation as provided in Section 228(c) of the DGCL. If the action which is consented to is such as would have required the filing of a certificate under any section of the DGCL if such action had been voted on by stockholders at a meeting thereof, then the certificate filed under such section shall state, in lieu of any statement required by such section concerning any vote of stockholders, that written consent has been given in accordance with Section 228 of the DGCL.

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(d) An electronic mail, facsimile or other electronic transmission consenting to an action to be taken and transmitted by a stockholder or proxyholder, shall be deemed to be written, signed and dated for the purposes of this Section, provided that any such electronic mail, facsimile or other electronic transmission sets forth or is delivered with information from which the corporation can determine (i) that the electronic mail, facsimile or other electronic transmission was transmitted by the stockholder or proxyholder or by a person or persons authorized to act for the stockholder and (ii) the date on which such stockholder or proxyholder or authorized person or persons transmitted such electronic mail, facsimile or electronic transmission. The date on which such electronic mail, facsimile or electronic transmission is transmitted shall be deemed to be the date on which such consent was signed. No consent given by electronic mail, facsimile or other electronic transmission shall be deemed to have been delivered until such consent is reproduced in paper form and until such paper form shall be delivered to the corporation by delivery to its registered office in the state of Delaware, its principal place of business or an officer or agent of the corporation having custody of the book in which proceedings of meetings of stockholders are recorded. Delivery made to a corporation’s registered office shall be made by hand or by certified or registered mail, return receipt requested. Notwithstanding the foregoing limitations on delivery, consents given by electronic mail, facsimile or other electronic transmission may be otherwise delivered to the principal place of business of the corporation or to an officer or agent of the corporation having custody of the book in which proceedings of meetings of stockholders are recorded if, to the extent and in the manner provided by resolution of the board of directors of the corporation. Any copy, facsimile or other reliable reproduction of a consent in writing may be substituted or used in lieu of the original writing for any and all purposes for which the original writing could be used, provided that such copy, facsimile or other reproduction shall be a complete reproduction of the entire original writing.

Section 14. Organization.

(a) At every meeting of stockholders, the Chairman of the Board of Directors, or, if a Chairman has not been appointed or is absent, the President, or, if the President is absent, a chairman of the meeting chosen by a majority in interest of the stockholders entitled to vote, present in person or by proxy, shall act as chairman. The Secretary, or, in his absence, an Assistant Secretary directed to do so by the President, shall act as secretary of the meeting.

(b) The Board of Directors of the corporation shall be entitled to make such rules or regulations for the conduct of meetings of stockholders as it shall deem necessary, appropriate or convenient. Subject to such rules and regulations of the Board of Directors, if any, the chairman of the meeting shall have the right and authority to prescribe such rules, regulations and procedures and to do all such acts as, in the judgment of such chairman, are necessary, appropriate or convenient for the proper conduct of the meeting, including, without limitation, establishing an agenda or order of business for the meeting, rules and procedures for maintaining order at the meeting and the safety of those present, limitations on participation in such meeting to stockholders of record of the corporation and their duly authorized and constituted proxies and such other persons as the chairman shall permit, restrictions on entry to the meeting after the time fixed for the commencement thereof, limitations on the time allotted to questions or comments by participants and regulation of the opening and closing of the polls for balloting on matters which are to be voted on by ballot. The date and time of the opening and closing of the polls for each matter upon which the stockholders will vote at the meeting shall be announced at the meeting. Unless and to the extent determined by the Board of Directors or the chairman of the meeting, meetings of stockholders shall not be required to be held in accordance with rules of parliamentary procedure.

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ARTICLE IV

DIRECTORS

Section 15. Number and Term of Office. The authorized number of directors of the corporation shall be fixed by the Board of Directors from time to time. Directors need not be stockholders unless so required by the Certificate of Incorporation. If for any cause, the directors shall not have been elected at an annual meeting, they may be elected as soon thereafter as convenient.

Section 16. Powers. The powers of the corporation shall be exercised, its business conducted and its property controlled by the Board of Directors, except as may be otherwise provided by statute or by the Certificate of Incorporation. (Del. Code Ann., tit. 8, § 141(a))

Section 17. Term of Directors. Subject to the rights of the holders of any series of Preferred Stock to elect additional directors under specified circumstances, directors shall be elected at each annual meeting of stockholders for a term of one year. Each director shall serve until his successor is duly elected and qualified or until his death, resignation or removal. No decrease in the number of directors constituting the Board of Directors shall shorten the term of any incumbent director.

Section 18. Vacancies. Unless otherwise provided in the Certificate of Incorporation, and subject to the rights of the holders of any series of Preferred Stock, any vacancies on the Board of Directors resulting from death, resignation, disqualification, removal or other causes and any newly created directorships resulting from any increase in the number of directors shall, unless the Board of Directors determines by resolution that any such vacancies or newly created directorships shall be filled by stockholders, be filled only by the affirmative vote of a majority of the directors then in office, even though less than a quorum of the Board of Directors. Any director elected in accordance with the preceding sentence shall hold office for the remainder of the full term of the director for which the vacancy was created or occurred and until such director’s successor shall have been elected and qualified. A vacancy in the Board of Directors shall be deemed to exist under this Bylaw in the case of the death, removal or resignation of any director. (Del. Code Ann., tit. 8, § 223(a), (b))

Section 19. Resignation. Any director may resign at any time by delivering his or her notice in writing or by electronic transmission to the Secretary, such resignation to specify whether it will be effective at a particular time, upon receipt by the Secretary or at the pleasure of the Board of Directors. If no such specification is made, it shall be deemed effective at the pleasure of the Board of Directors. When one or more directors shall resign from the Board of Directors, effective at a future date, a majority of the directors then in office, including those who have so resigned, shall have power to fill such vacancy or vacancies, the vote thereon to take effect when such resignation or resignations shall become effective, and each Director so chosen shall hold office for the unexpired portion of the term of the Director whose place shall be vacated and until his successor shall have been duly elected and qualified. (Del. Code Ann., tit. 8, §§ 141(b), 223(d))

Section 20. Removal. Subject to any limitations imposed by applicable law (and assuming the corporation is not subject to Section 2115 of the CGCL), the Board of Directors or any director may be removed from office at any time (i) with cause by the affirmative vote of the holders of a majority of the voting power of all then-outstanding shares of capital stock of the corporation entitled to vote generally at an election of directors or (ii) without cause by the affirmative vote of the holders of sixty-six and two-thirds percent (66-2/3%) of the voting power of all then-outstanding shares of capital stock of the corporation, entitled to vote generally at an election of directors

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Section 21. Meetings

(a) Regular Meetings. Unless otherwise restricted by the Certificate of Incorporation, regular meetings of the Board of Directors may be held at any time or date and at any place within or without the State of Delaware which has been designated by the Board of Directors and publicized among all directors, either orally or in writing, including a voice-messaging system or other system designated to record and communicate messages, facsimile, telegraph or telex, or by electronic mail or other electronic means. No further notice shall be required for a regular meeting of the Board of Directors. (Del. Code Ann., tit. 8, § 141(g))

(b) Special Meetings. Unless otherwise restricted by the Certificate of Incorporation, special meetings of the Board of Directors may be held at any time and place within or without the State of Delaware whenever called by the Chairman of the Board, the President or any director. (Del. Code Ann., tit. 8, § 141(g))

(c) Meetings by Electronic Communications Equipment. Any member of the Board of Directors, or of any committee thereof, may participate in a meeting by means of conference telephone or other communications equipment by means of which all persons participating in the meeting can hear each other, and participation in a meeting by such means shall constitute presence in person at such meeting. (Del. Code Ann., tit. 8, § 141(i))

(d) Notice of Special Meetings. Notice of the time and place of all special meetings of the Board of Directors shall be orally or in writing, by telephone, including a voice messaging system or other system or technology designed to record and communicate messages, facsimile, telegraph or telex, or by electronic mail or other electronic means, during normal business hours, at least twenty-four (24) hours before the date and time of the meeting. If notice is sent by US mail, it shall be sent by first class mail, postage prepaid at least three (3) days before the date of the meeting. Notice of any meeting may be waived in writing or by electronic transmission at any time before or after the meeting and will be waived by any director by attendance thereat, except when the director attends the meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened. (Del. Code Ann., tit. 8, § 229)

(e) Waiver of Notice. The transaction of all business at any meeting of the Board of Directors, or any committee thereof, however called or noticed, or wherever held, shall be as valid as though had at a meeting duly held after regular call and notice, if a quorum be present and if, either before or after the meeting, each of the directors not present who did not receive notice shall sign a written waiver of notice or shall waive notice by electronic transmission. All such waivers shall be filed with the corporate records or made a part of the minutes of the meeting. (Del. Code Ann., tit. 8, § 229)

Section 22. Quorum and Voting.

(a) Unless the Certificate of Incorporation requires a greater number, a quorum of the Board of Directors shall consist of a majority of the exact number of directors fixed from time to time by the Board of Directors in accordance with the Certificate of Incorporation; provided, however, at any meeting, whether a quorum be present or otherwise, a majority of the directors present may adjourn from time to time until the time fixed for the next regular meeting of the Board of Directors, without notice other than by announcement at the meeting. (Del. Code Ann., tit. 8, § 141(b))

(b) At each meeting of the Board of Directors at which a quorum is present, all questions and business shall be determined by the affirmative vote of a majority of the directors present, unless a different vote be required by law, the Certificate of Incorporation or these Bylaws. (Del. Code Ann., tit. 8, § 141(b))

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Section 23. Action Without Meeting. Unless otherwise restricted by the Certificate of Incorporation or these Bylaws, any action required or permitted to be taken at any meeting of the Board of Directors or of any committee thereof may be taken without a meeting, if all members of the Board of Directors or committee, as the case may be, consent thereto in writing or by electronic transmission, and such writing or writings or transmission or transmissions are filed with the minutes of proceedings of the Board of Directors or committee. Such filing shall be in paper form if the minutes are maintained in paper form and shall be in electronic form if the minutes are maintained in electronic form. (Del. Code Ann., tit. 8, § 141(f))

Section 24. Fees and Compensation. Directors shall be entitled to such compensation for their services as may be approved by the Board of Directors, including, if so approved, by resolution of the Board of Directors, a fixed sum and expenses of attendance, if any, for attendance at each regular or special meeting of the Board of Directors and at any meeting of a committee of the Board of Directors. Nothing herein contained shall be construed to preclude any director from serving the corporation in any other capacity as an officer, agent, employee, or otherwise and receiving compensation therefor. (Del. Code Ann., tit. 8, § 141(h))

Section 25. Committees.

(a) Executive Committee. The Board of Directors may appoint an Executive Committee to consist of one (1) or more members of the Board of Directors. The Executive Committee, to the extent permitted by law and provided in the resolution of the Board of Directors shall have and may exercise all the powers and authority of the Board of Directors in the management of the business and affairs of the corporation, and may authorize the seal of the corporation to be affixed to all papers which may require it; but no such committee shall have the power or authority in reference to (i) approving or adopting, or recommending to the stockholders, any action or matter expressly required by the DGCL to be submitted to stockholders for approval, or (ii) adopting, amending or repealing any bylaw of the corporation. (Del. Code Ann., tit. 8, § 141(c))

(b) Other Committees. The Board of Directors may, from time to time, appoint such other committees as may be permitted by law. Such other committees appointed by the Board of Directors shall consist of one (1) or more members of the Board of Directors and shall have such powers and perform such duties as may be prescribed by the resolution or resolutions creating such committees, but in no event shall any such committee have the powers denied to the Executive Committee in these Bylaws. (Del. Code Ann., tit. 8, § 141(c))

(c) Term. The Board of Directors, subject to any requirements of any outstanding series of Preferred Stock and the provisions of subsections (a) or (b) of this Bylaw may at any time increase or decrease the number of members of a committee or terminate the existence of a committee. The membership of a committee member shall terminate on the date of his death or voluntary resignation from the committee or from the Board of Directors. The Board of Directors may at any time for any reason remove any individual committee member and the Board of Directors may fill any committee vacancy created by death, resignation, removal or increase in the number of members of the committee. The Board of Directors may designate one or more directors as alternate members of any committee, who may replace any absent or disqualified member at any meeting of the committee, and, in addition, in the absence or disqualification of any member of a committee, the member or members thereof present at any meeting and not disqualified from voting, whether or not he or they constitute a quorum, may unanimously appoint another member of the Board of Directors to act at the meeting in the place of any such absent or disqualified member. (Del. Code Ann., tit. 8, §141(c))

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(d) Meetings. Unless the Board of Directors shall otherwise provide, regular meetings of the Executive Committee or any other committee appointed pursuant to this Section 25 shall be held at such times and places as are determined by the Board of Directors, or by any such committee, and when notice thereof has been given to each member of such committee, no further notice of such regular meetings need be given thereafter. Special meetings of any such committee may be held at any place which has been determined from time to time by such committee, and may be called by any director who is a member of such committee, upon notice to the members of such committee of the time and place of such special meeting given in the manner provided for the giving of notice to members of the Board of Directors of the time and place of special meetings of the Board of Directors. Notice of any special meeting of any committee may be waived in writing at any time before or after the meeting and will be waived by any director by attendance thereat, except when the director attends such special meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened. Unless otherwise provided by the Board of Directors in the resolutions authorizing the creation of the committee, a majority of the authorized number of members of any such committee shall constitute a quorum for the transaction of business, and the act of a majority of those present at any meeting at which a quorum is present shall be the act of such committee. (Del. Code Ann., tit. 8, §§ 141(c), 229)

Section 26. Organization. At every meeting of the directors, the Chairman of the Board of Directors, or, if a Chairman has not been appointed or is absent, the President, or if the President is absent, the most senior Vice President, (if a director) or, in the absence of any such person, a chairman of the meeting chosen by a majority of the directors present, shall preside over the meeting. The Secretary, or in his absence, any Assistant Secretary directed to do so by the President, shall act as secretary of the meeting.

ARTICLE V

OFFICERS

Section 27. Officers Designated. The officers of the corporation shall include, if and when designated by the Board of Directors, the Chairman of the Board of Directors, the Chief Executive Officer, the President, one or more Vice Presidents, the Secretary, the Chief Financial Officer, the Treasurer and the Controller, all of whom shall be elected at the annual organizational meeting of the Board of Directors. The Board of Directors may also appoint one or more Assistant Secretaries, Assistant Treasurers, Assistant Controllers and such other officers and agents with such powers and duties as it shall deem necessary. The Board of Directors may assign such additional titles to one or more of the officers as it shall deem appropriate. Any one person may hold any number of offices of the corporation at any one time unless specifically prohibited therefrom by law. The salaries and other compensation of the officers of the corporation shall be fixed by or in the manner designated by the Board of Directors. For purposes of these Bylaws, “President” shall refer to either Co-President of the Company (in the event that there is more than one President of the Company) and all authority, power and related rights granted by such provisions shall be granted to both Co-Presidents, with each such Co-President having the power to act unilaterally without the approval of the other Co-President. (Del. Code Ann., tit. 8, §§ 122(5), 142(a), (b))

Section 28. Tenure and Duties of Officers.

(a) General. All officers shall hold office at the pleasure of the Board of Directors and until their successors shall have been duly elected and qualified, unless sooner removed. Any officer elected or appointed by the Board of Directors may be removed at any time by the Board of Directors. If the office of any officer becomes vacant for any reason, the vacancy may be filled by the Board of Directors. (Del. Code Ann., tit. 8, § 141(b), (e))

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(b) Duties of Chairman of the Board of Directors. The Chairman of the Board of Directors, when present, shall preside at all meetings of the stockholders and the Board of Directors. The Chairman of the Board of Directors shall perform other duties commonly incident to the office and shall also perform such other duties and have such other powers as the Board of Directors shall designate from time to time. If there is no President, then the Chairman of the Board of Directors shall also serve as the Chief Executive Officer of the corporation and shall have the powers and duties prescribed in paragraph (c) of this Section 28. (Del. Code Ann., tit. 8, § 142(a))

(c) Duties of President. The President shall preside at all meetings of the stockholders and at all meetings of the Board of Directors, unless the Chairman of the Board of Directors has been appointed and is present. Unless some other officer has been elected Chief Executive Officer of the corporation, the President shall be the chief executive officer of the corporation and shall, subject to the control of the Board of Directors, have general supervision, direction and control of the business and officers of the corporation. The President shall perform other duties commonly incident to the office and shall also perform such other duties and have such other powers as the Board of Directors shall designate from time to time. (Del. Code Ann., tit. 8, § 142(a))

(d) Duties of Vice Presidents. The Vice Presidents may assume and perform the duties of the President in the absence or disability of the President or whenever the office of President is vacant. The Vice Presidents shall perform other duties commonly incident to their office and shall also perform such other duties and have such other powers as the Board of Directors or the President shall designate from time to time. (Del. Code Ann., tit. 8, § 142(a))

(e) Duties of Secretary. The Secretary shall attend all meetings of the stockholders and of the Board of Directors and shall record all acts and proceedings thereof in the minute book of the corporation. The Secretary shall give notice in conformity with these Bylaws of all meetings of the stockholders and of all meetings of the Board of Directors and any committee thereof requiring notice. The Secretary shall perform all other duties provided for in these Bylaws and other duties commonly incident to the office and shall also perform such other duties and have such other powers as the Board of Directors shall designate from time to time. The President may direct any Assistant Secretary to assume and perform the duties of the Secretary in the absence or disability of the Secretary, and each Assistant Secretary shall perform other duties commonly incident to the office and shall also perform such other duties and have such other powers as the Board of Directors or the President shall designate from time to time. (Del. Code Ann., tit. 8, § 142(a))

(f) Duties of Chief Financial Officer. The Chief Financial Officer shall keep or cause to be kept the books of account of the corporation in a thorough and proper manner and shall render statements of the financial affairs of the corporation in such form and as often as required by the Board of Directors or the President. The Chief Financial Officer, subject to the order of the Board of Directors, shall have the custody of all funds and securities of the corporation. The Chief Financial Officer shall perform other duties commonly incident to his office and shall also perform such other duties and have such other powers as the Board of Directors or the President shall designate from time to time. The President may direct the Treasurer or any Assistant Treasurer, or the Controller or any Assistant Controller to assume and perform the duties of the Chief Financial Officer in the absence or disability of the Chief Financial Officer, and each Treasurer and Assistant Treasurer and each Controller and Assistant Controller shall perform other duties commonly incident to the office and shall also perform such other duties and have such other powers as the Board of Directors or the President shall designate from time to time. (Del. Code Ann., tit. 8, § 142(a))

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Section 29. Delegation of Authority. The Board of Directors may from time to time delegate the powers or duties of any officer to any other officer or agent, notwithstanding any provision hereof.

Section 30. Resignations. Any officer may resign at any time by giving notice in writing or by electronic transmission notice to the Board of Directors or to the President or to the Secretary. Any such resignation shall be effective when received by the person or persons to whom such notice is given, unless a later time is specified therein, in which event the resignation shall become effective at such later time. Unless otherwise specified in such notice, the acceptance of any such resignation shall not be necessary to make it effective. Any resignation shall be without prejudice to the rights, if any, of the corporation under any contract with the resigning officer. (Del. Code Ann., tit. 8, § 142(b))

Section 31. Removal. Any officer may be removed from office at any time, either with or without cause, by the affirmative vote of a majority of the directors in office at the time, or by the unanimous written consent of the directors in office at the time, or by any committee or superior officers upon whom such power of removal may have been conferred by the Board of Directors.

ARTICLE VI

EXECUTION OF CORPORATE INSTRUMENTS AND VOTING

OF SECURITIES OWNED BY THE CORPORATION

Section 32. Execution of Corporate Instruments. The Board of Directors may, in its discretion, determine the method and designate the signatory officer or officers, or other person or persons, to execute on behalf of the corporation any corporate instrument or document, or to sign on behalf of the corporation the corporate name without limitation, or to enter into contracts on behalf of the corporation, except where otherwise provided by law or these Bylaws, and such execution or signature shall be binding upon the corporation. (Del. Code Ann., tit. 8, §§ 103(a), 142(a), 158)

All checks and drafts drawn on banks or other depositaries on funds to the credit of the corporation or in special accounts of the corporation shall be signed by such person or persons as the Board of Directors shall authorize so to do.

Unless authorized or ratified by the Board of Directors or within the agency power of an officer, no officer, agent or employee shall have any power or authority to bind the corporation by any contract or engagement or to pledge its credit or to render it liable for any purpose or for any amount. (Del. Code Ann., tit. 8, §§ 103(a), 142(a), 158).

Section 33. Voting of Securities Owned by the Corporation. All stock and other securities of other corporations owned or held by the corporation for itself, or for other parties in any capacity, shall be voted, and all proxies with respect thereto shall be executed, by the person authorized so to do by resolution of the Board of Directors, or, in the absence of such authorization, by the Chairman of the Board of Directors, the Chief Executive Officer, the President, or any Vice President. (Del. Code Ann., tit. 8, § 123)

ARTICLE VII

SHARES OF STOCK

Section 34. Form and Execution of Certificates. The shares of the corporation shall be represented by certificates, or shall be uncertificated. Certificates for the shares of stock, if any, of the corporation shall be in such form as is consistent with the Certificate of Incorporation and applicable law.

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Every holder of shares of stock in the corporation represented by certificate shall be entitled to have a certificate signed by or in the name of the corporation by any two authorized officers, including but not limited to the Chief Executive Officer, the President, the Chief Financial Officer, any Vice President, the Treasurer or Assistant Treasurer or the Secretary or Assistant Secretary, certifying the number of shares owned by him or her in the corporation. Any or all of the signatures on the certificate may be facsimiles. In case any officer, transfer agent, or registrar who has signed or whose facsimile signature has been placed upon a certificate shall have ceased to be such officer, transfer agent, or registrar before such certificate is issued, it may be issued with the same effect as if he or she were such officer, transfer agent, or registrar at the date of issue. Each certificate shall state upon the face or back thereof, in full or in summary, all of the powers, designations, preferences, and rights, and the limitations or restrictions of the shares authorized to be issued or shall, except as otherwise required by law, set forth on the face or back a statement that the corporation will furnish without charge to each stockholder who so requests the powers, designations, preferences and relative, participating, optional, or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights. Within a reasonable time after the issuance or transfer of uncertificated stock, the corporation shall send to the registered owner thereof a written notice containing the information required to be set forth or stated on certificates pursuant to this section or otherwise required by law or with respect to this section a statement that the corporation will furnish without charge to each stockholder who so requests the powers, designations, preferences and relative participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights. (Del. Code Ann., tit. 8, § 158)

Section 35. Lost Certificates. A new certificate or certificates shall be issued in place of any certificate or certificates theretofore issued by the corporation alleged to have been lost, stolen, or destroyed, upon the making of an affidavit of that fact by the person claiming the certificate of stock to be lost, stolen, or destroyed. The corporation may require, as a condition precedent to the issuance of a new certificate or certificates, the owner of such lost, stolen, or destroyed certificate or certificates, or the owner’s legal representative, to agree to indemnify the corporation in such manner as it shall require or to give the corporation a surety bond in such form and amount as it may direct as indemnity against any claim that may be made against the corporation with respect to the certificate alleged to have been lost, stolen, or destroyed. (Del. Code Ann., tit. 8, § 167)

Section 36. Transfers.

(a) No holder of any of the shares of stock of the corporation (or any securities of the corporation convertible into, or exchangeable or exercisable for, such shares, options, warrants or other rights to acquire such shares (collectively, “Convertible Securities”, and together with shares of stock of the corporation, the “Covered Securities”)) may sell, transfer, assign, pledge, or otherwise dispose of or encumber any Covered Securities or any right or interest therein, whether voluntarily or by operation of law, or by gift or otherwise (each, a “Transfer”) without the prior written consent of the corporation, upon duly authorized action of the Board of Directors. The corporation may withhold consent for any legitimate corporate purpose, as determined by the Board of Directors. Examples of the basis for the corporation to withhold its consent include, without limitation, (i) if such Transfer to individuals, companies or any other form of entity identified by the corporation as a potential competitor or considered by the corporation to be unfriendly; (ii) if such Transfer increases the risk of the corporation having a class of security held of record by such number of persons as will require the corporation to register such class of securities pursuant to Section 12(g) of the 1934 Act, and Rule 12g5-1 promulgated thereunder, or otherwise requiring the corporation to register any class of securities under the 1934 Act; (iii) if such Transfer would result in the loss of any federal or state securities law exemption relied upon by the corporation in connection with the initial issuance of such shares or the issuance of any other securities; (iv) if such Transfer is facilitated in any manner by any public posting, message board, trading portal, internet site, or similar method of communication, including without limitation any trading portal or internet site intended to facilitate secondary transfers of securities; (v) if such Transfer is to be effected in a brokered transaction; or (vi) if such Transfer represents a Transfer of less than all of the shares or Convertible Securities then held by the holder and its affiliates or is to be made to more than a single transferee.

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(b) If a holder desires to Transfer any Covered Securities, then the holder shall first give written notice thereof to the corporation. The notice shall name the proposed transferee and state the number of shares, including shares issuable upon exercise of Convertible Securities, to be transferred, the proposed consideration, and all other terms and conditions of the proposed transfer. Any Covered Securities proposed to be transferred to which Transfer the corporation has consented pursuant to Section 36(a) will first be subject to the corporation’s right of first refusal located in Section 46 hereof.

(c) Any Transfer, or purported Transfer, of Covered Securities not made in strict compliance with this Section 36 shall be null and void, shall not be recorded on the books of the corporation and shall not be recognized by the corporation.

(d) The foregoing restriction on Transfer shall terminate upon the date securities of the corporation are first offered to the public pursuant to a registration statement filed with, and declared effective by, the United States Securities and Exchange Commission under the Securities Act of 1933, as amended.

(e) The certificates or other documents representing Covered Securities of the corporation shall bear on their face the following legend so long as the foregoing Transfer restrictions are in effect:

“THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO A TRANSFER RESTRICTION, AS PROVIDED IN THE BYLAWS OF THE CORPORATION.”

Section 37. Fixing Record Dates.

(a) In order that the corporation may determine the stockholders entitled to notice of or to vote at any meeting of stockholders or any adjournment thereof, the Board of Directors may fix, in advance, a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted by the Board of Directors, and which record date shall, subject to applicable law, not be more than sixty (60) nor less than ten (10) days before the date of such meeting. If no record date is fixed by the Board of Directors, the record date for determining stockholders entitled to notice of or to vote at a meeting of stockholders shall be at the close of business on the day next preceding the day on which notice is given, or if notice is waived, at the close of business on the day next preceding the day on which the meeting is held. A determination of stockholders of record entitled to notice of or to vote at a meeting of stockholders shall apply to any adjournment of the meeting; provided, however, that the Board of Directors may fix a new record date for the adjourned meeting.

(b) In order that the corporation may determine the stockholders entitled to consent to corporate action in writing without a meeting, the Board of Directors may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted by the Board of Directors, and which date shall not be more than ten (10) days after the date upon which the resolution fixing the record date is adopted by the Board of Directors. Any stockholder of record seeking to have the stockholders authorize or take corporate action by written consent shall, by written notice to the Secretary, request the Board of Directors to fix a record date. The Board of Directors shall promptly, but in all events within ten (10) days after the date on which such a request is received, adopt a resolution fixing the record

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date. If no record date has been fixed by the Board of Directors within ten (10) days of the date on which such a request is received, the record date for determining stockholders entitled to consent to corporate action in writing without a meeting, when no prior action by the Board of Directors is required by applicable law, shall be the first date on which a signed written consent setting forth the action taken or proposed to be taken is delivered to the corporation by delivery to its registered office in the State of Delaware, its principal place of business or an officer or agent of the corporation having custody of the book in which proceedings of meetings of stockholders are recorded. Delivery made to the corporation’s registered office shall be by hand or by certified or registered mail, return receipt requested. If no record date has been fixed by the Board of Directors and prior action by the Board of Directors is required by law, the record date for determining stockholders entitled to consent to corporate action in writing without a meeting shall be at the close of business on the day on which the Board of Directors adopts the resolution taking such prior action.

(c) In order that the corporation may determine the stockholders entitled to receive payment of any dividend or other distribution or allotment of any rights or the stockholders entitled to exercise any rights in respect of any change, conversion or exchange of stock, or for the purpose of any other lawful action, the Board of Directors may fix, in advance, a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted, and which record date shall be not more than sixty (60) days prior to such action. If no record date is fixed, the record date for determining stockholders for any such purpose shall be at the close of business on the day on which the Board of Directors adopts the resolution relating thereto. (Del. Code Ann., tit. 8, § 213)

Section 38. Registered Stockholders. The corporation shall be entitled to recognize the exclusive right of a person registered on its books as the owner of shares to receive dividends, and to vote as such owner, and shall not be bound to recognize any equitable or other claim to or interest in such share or shares on the part of any other person whether or not it shall have express or other notice thereof, except as otherwise provided by the laws of Delaware. (Del. Code Ann., tit. 8, §§ 213(a), 219)

ARTICLE VIII

OTHER SECURITIES OF THE CORPORATION

Section 39. Execution of Other Securities. All bonds, debentures and other corporate securities of the corporation, other than stock certificates (covered in Section 34), may be signed by the Chairman of the Board of Directors, the President or any Vice President, or such other person as may be authorized by the Board of Directors, and the corporate seal impressed thereon or a facsimile of such seal imprinted thereon and attested by the signature of the Secretary or an Assistant Secretary, or the Chief Financial Officer or Treasurer or an Assistant Treasurer; provided, however, that where any such bond, debenture or other corporate security shall be authenticated by the manual signature, or where permissible facsimile signature, of a trustee under an indenture pursuant to which such bond, debenture or other corporate security shall be issued, the signatures of the persons signing and attesting the corporate seal on such bond, debenture or other corporate security may be the imprinted facsimile of the signatures of such persons. Interest coupons appertaining to any such bond, debenture or other corporate security, authenticated by a trustee as aforesaid, shall be signed by the Treasurer or an Assistant Treasurer of the corporation or such other person as may be authorized by the Board of Directors, or bear imprinted thereon the facsimile signature of such person. In case any officer who shall have signed or attested any bond, debenture or other corporate security, or whose facsimile signature shall appear thereon or on any such interest coupon, shall have ceased to be such officer before the bond, debenture or other corporate security so signed or attested shall have been delivered, such bond, debenture or other corporate security nevertheless may be adopted by the corporation and issued and delivered as though the person who signed the same or whose facsimile signature shall have been used thereon had not ceased to be such officer of the corporation.

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ARTICLE IX

DIVIDENDS

Section 40. Declaration of Dividends. Dividends upon the capital stock of the corporation, subject to the provisions of the Certificate of Incorporation and applicable law, if any, may be declared by the Board of Directors pursuant to law at any regular or special meeting. Dividends may be paid in cash, in property, or in shares of the capital stock, subject to the provisions of the Certificate of Incorporation and applicable law. (Del. Code Ann., tit. 8, §§ 170, 173)

Section 41. Dividend Reserve. Before payment of any dividend, there may be set aside out of any funds of the corporation available for dividends such sum or sums as the Board of Directors from time to time, in their absolute discretion, think proper as a reserve or reserves to meet contingencies, or for equalizing dividends, or for repairing or maintaining any property of the corporation, or for such other purpose as the Board of Directors shall think conducive to the interests of the corporation, and the Board of Directors may modify or abolish any such reserve in the manner in which it was created. (Del. Code Ann., tit. 8, § 171)

ARTICLE X

FISCAL YEAR

Section 42. Fiscal Year. The fiscal year of the corporation shall be fixed by resolution of the Board of Directors.

ARTICLE XI

INDEMNIFICATION

Section 43. Indemnification of Directors and Officers in Third Party Proceedings.

(a) Directors and Officers. Subject to the other provisions of this Article XI, the corporation shall indemnify, to the fullest extent permitted by the DGCL, as now or hereinafter in effect, any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (a “Proceeding”) (other than an action by or in the right of the corporation) by reason of the fact that such person is or was a director of the corporation or an officer of the corporation, or while a director of the corporation or officer of the corporation is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by such person in connection with such Proceeding if such person acted in good faith and in a manner such person reasonably believed to be in or not opposed to the best interests of the corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe such person’s conduct was unlawful. The termination of any Proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that the person did not act in good faith and in a manner which such person reasonably believed to be in or not opposed to the best interests of the corporation, and, with respect to any criminal action or proceeding, had reasonable cause to believe that such person’s conduct was unlawful.

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(b) Indemnification of Directors and Officers in Actions by or in the Right of the Corporation. Subject to the other provisions of this Article XI, the corporation shall indemnify, to the fullest extent permitted by the DGCL, as now or hereinafter in effect, any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the corporation to procure a judgment in its favor by reason of the fact that such person is or was a director or officer of the corporation, or while a director or officer of the corporation is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against expenses (including attorneys’ fees) actually and reasonably incurred by such person in connection with the defense or settlement of such action or suit if such person acted in good faith and in a manner such person reasonably believed to be in or not opposed to the best interests of the corporation; except that no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable to the corporation unless and only to the extent that the Court of Chancery or the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which the Court of Chancery or such other court shall deem proper.

(c) Successful Defense. To the extent that a present or former director or officer of the corporation has been successful on the merits or otherwise in defense of any action, suit or proceeding described in Section 43(a) or Section 43(b), or in defense of any claim, issue or matter therein, such person shall be indemnified against expenses (including attorneys’ fees) actually and reasonably incurred by such person in connection therewith.

(d) Indemnification of Others. Subject to the other provisions of this Article XI, the corporation shall have power to indemnify its employees and its agents to the extent not prohibited by the DGCL or other applicable law. The board of directors shall have the power to delegate the determination of whether employees or agents shall be indemnified to such person or persons as the board of determines.

(e) Advancement of Expenses. Expenses (including attorneys’ fees) incurred by an officer or director of the corporation in defending any Proceeding shall be paid by the corporation in advance of the final disposition of such Proceeding upon receipt of a written request therefor (together with documentation reasonably evidencing such expenses) and an undertaking by or on behalf of the person to repay such amounts if it shall ultimately be determined that the person is not entitled to be indemnified under this Article XI or the DGCL. Such expenses (including attorneys’ fees) incurred by former directors and officers or other employees and agents may be so paid upon such terms and conditions, if any, as the corporation deems reasonably appropriate and shall be subject to the corporation’s expense guidelines. The right to advancement of expenses shall not apply to any claim for which indemnity is excluded pursuant to these bylaws, but shall apply to any Proceeding referenced in Section 43(f)(2) or 43(f)(3) prior to a determination that the person is not entitled to be indemnified by the corporation.

(f) Limitation on Indemnification. Subject to the requirements in Section 43(c) and the DGCL, the corporation shall not be obligated to indemnify any person pursuant to this Article XI in connection with any Proceeding (or any part of any Proceeding):

(1) for which payment has actually been made to or on behalf of such person under any statute, insurance policy, indemnity provision, vote or otherwise, except with respect to any excess beyond the amount paid;

(2) for an accounting or disgorgement of profits pursuant to Section 16(b) of the 1934 Act, or similar provisions of federal, state or local statutory law or common law, if such person is held liable therefor (including pursuant to any settlement arrangements);

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(3) for any reimbursement of the corporation by such person of any bonus or other incentive-based or equity-based compensation or of any profits realized by such person from the sale of securities of the corporation, as required in each case under the 1934 Act (including any such reimbursements that arise from an accounting restatement of the corporation pursuant to Section 304 of the Sarbanes-Oxley Act of 2002 (the “Sarbanes-Oxley Act”), or the payment to the corporation of profits arising from the purchase and sale by such person of securities in violation of Section 306 of the Sarbanes-Oxley Act), if such person is held liable therefor (including pursuant to any settlement arrangements);

(4) initiated by such person against the corporation or its directors, officers, employees, agents or other indemnitees, unless (a) the board of directors authorized the Proceeding (or the relevant part of the Proceeding) prior to its initiation, (b) the corporation provides the indemnification, in its sole discretion, pursuant to the powers vested in the corporation under applicable law, (c) otherwise required to be made under Section 43(g) or (d) otherwise required by applicable law; or

(5) if prohibited by applicable law; provided, however, that if any provision or provisions of this Article XI shall be held to be invalid, illegal or unenforceable for any reason whatsoever: (1) the validity, legality and enforceability of the remaining provisions of this Article XI (including, without limitation, each portion of any paragraph or clause containing any such provision held to be invalid, illegal or unenforceable, that is not itself held to be invalid, illegal or unenforceable) shall not in any way be affected or impaired thereby; and (2) to the fullest extent possible, the provisions of this Article XI (including, without limitation, each such portion of any paragraph or clause containing any such provision held to be invalid, illegal or unenforceable) shall be construed so as to give effect to the intent manifested by the provision held invalid, illegal or unenforcebable.

(g) Determination; Claim. If a claim for indemnification or advancement of expenses under this Article XI is not paid in full within 90 days after receipt by the corporation of the written request therefor, the claimant shall be entitled to an adjudication by a court of competent jurisdiction of his or her entitlement to such indemnification or advancement of expenses. The corporation shall indemnify such person against any and all expenses that are incurred by such person in connection with any action for indemnification or advancement of expenses from the corporation under this Article XI, to the extent such person is successful in such action, and to the extent not prohibited by law. In any such suit, the corporation shall, to the fullest extent not prohibited by law, have the burden of proving that the claimant is not entitled to the requested indemnification or advancement of expenses.

(h) Non-Exclusivity of Rights. The indemnification and advancement of expenses provided by, or granted pursuant to, this Article XI shall not be deemed exclusive of any other rights to which those seeking indemnification or advancement of expenses may be entitled under the certificate of incorporation or any statute, bylaw, agreement, vote of stockholders or disinterested directors or otherwise, both as to action in such person’s official capacity and as to action in another capacity while holding such office. The corporation is specifically authorized to enter into individual contracts with any or all of its directors, officers, employees or agents respecting indemnification and advancement of expenses, to the fullest extent not prohibited by the DGCL or other applicable law.

(i) Insurance. The corporation may purchase and maintain insurance on behalf of any person who is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against any liability asserted against such person and incurred by such person in any such capacity, or arising out of such person’s status as such, whether or not the corporation would have the power to indemnify such person against such liability under the provisions of the DGCL.

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(j) Survival. The rights to indemnification and advancement of expenses conferred by this Article XI shall continue as to a person who has ceased to be a director, officer, employee or agent and shall inure to the benefit of the heirs, executors and administrators of such a person.

(k) Effect of Repeal or Modification. Any amendment, alteration or repeal of this Article XI shall not adversely affect any right or protection hereunder of any person in respect of any act or omission occurring prior to such amendment, alteration or repeal.

(l) Certain Definitions. For the purposes of this Bylaw, the following definitions shall apply:

(1) For purposes of this Article XI, references to the “corporation” shall include, in addition to the resulting corporation, any constituent corporation (including any constituent of a constituent) absorbed in a consolidation or merger which, if its separate existence had continued, would have had power and authority to indemnify its directors, officers, employees or agents, so that any person who is or was a director, officer, employee or agent of such constituent corporation, or is or was serving at the request of such constituent corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, shall stand in the same position under the provisions of this Article XI with respect to the resulting or surviving corporation as such person would have with respect to such constituent corporation if its separate existence had continued.

(2) For purposes of this Article XI, references to “other enterprises” shall include employee benefit plans.

(3) References to “fines” shall include any excise taxes assessed on a person with respect to an employee benefit plan.

(4) References to “serving at the request of the corporation” shall include any service as a director, officer, employee or agent of the corporation which imposes duties on, or involves services by, such director, officer, employee or agent with respect to an employee benefit plan, its participants or beneficiaries.

(5) A person who acted in good faith and in a manner such person reasonably believed to be in the interest of the participants and beneficiaries of an employee benefit plan shall be deemed to have acted in a manner “not opposed to the best interests of the corporation” as referred to in this Article XI.

ARTICLE XII

NOTICES

Section 44. Notices.

(a) Notice to Stockholders. Written notice to stockholders of stockholder meetings shall be given as provided in Section 7 herein. Without limiting the manner by which notice may otherwise be given effectively to stockholders under any agreement or contract with such stockholder, and except as otherwise required by law, written notice to stockholders for purposes other than stockholder meetings may be sent by United States mail or nationally recognized overnight courier, or by facsimile, telegraph or telex or by electronic mail or other electronic means. (Del. Code Ann., tit. 8, §§ 222, 232)

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(b) Notice to Directors. Any notice required to be given to any director may be given by the method stated in subsection (a), or as provided for in Section 21 of these Bylaws. If such notice is not delivered personally, it shall be sent to such address as such director shall have filed in writing with the Secretary, or, in the absence of such filing, to the last known post office address of such director.

(c) Affidavit of Mailing. An affidavit of mailing, executed by a duly authorized and competent employee of the corporation or its transfer agent appointed with respect to the class of stock affected or other agent, specifying the name and address or the names and addresses of the stockholder or stockholders, or director or directors, to whom any such notice or notices was or were given, and the time and method of giving the same, shall in the absence of fraud, be prima facie evidence of the facts therein contained. (Del. Code Ann., tit. 8, § 222)

(d) Methods of Notice. It shall not be necessary that the same method of giving notice be employed in respect of all recipients of notice, but one permissible method may be employed in respect of any one or more, and any other permissible method or methods may be employed in respect of any other or others.

(e) Notice to Person with Whom Communication Is Unlawful. Whenever notice is required to be given, under any provision of law or of the Certificate of Incorporation or Bylaws of the corporation, to any person with whom communication is unlawful, the giving of such notice to such person shall not be required and there shall be no duty to apply to any governmental authority or agency for a license or permit to give such notice to such person. Any action or meeting which shall be taken or held without notice to any such person with whom communication is unlawful shall have the same force and effect as if such notice had been duly given. In the event that the action taken by the corporation is such as to require the filing of a certificate under any provision of the DGCL, the certificate shall state, if such is the fact and if notice is required, that notice was given to all persons entitled to receive notice except such persons with whom communication is unlawful.

ARTICLE XIII

AMENDMENTS

Section 45. Amendments. The Board of Directors is expressly empowered to adopt, amend or repeal Bylaws of the corporation. The stockholders shall also have power to adopt, amend or repeal the Bylaws of the corporation; provided, however, that, in addition to any vote of the holders of any class or series of stock of the corporation required by law or by this Certificate of Incorporation, the affirmative vote of the holders of at least a majority of the voting power of all of the then-outstanding shares of the capital stock of the corporation entitled to vote generally in the election of directors, voting together as a single class, shall be required to adopt, amend or repeal any provision of the Bylaws of the corporation.

ARTICLE XIV

RIGHT OF FIRST REFUSAL

Section 46. Right of First Refusal. No stockholder shall Transfer any of the shares of common stock of the corporation, except by a Transfer which meets the requirements set forth in Section 36 and below:

(a) If the stockholder desires to Transfer any of such stockholder’s shares of stock, then the stockholder shall first give the notice specified in Section 36(b) hereof and comply with the provisions therein.

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(b) For thirty (30) days following receipt of such notice, the corporation shall have the option to purchase all of the shares specified in the notice at the price and upon the terms set forth in such notice; provided, however, that, the corporation shall have the option to purchase a lesser portion of the shares specified in said notice at the price and upon the terms set forth therein. In the event of a gift, property settlement or other Transfer in which the proposed transferee is not paying the full price for the shares, and that is not otherwise exempted from the provisions of this Section 46, the price shall be deemed to be the fair market value of the stock at such time as determined in good faith by the Board of Directors. In the event the corporation elects to purchase all of the shares or, with consent of the stockholder, a lesser portion of the shares, it shall give written notice to the transferring stockholder of its election and settlement for said shares shall be made as provided below in paragraph (d).

(c) The corporation may assign its rights hereunder.

(d) In the event the corporation and/or its assignee(s) elect to acquire any of the shares of the transferring stockholder as specified in said transferring stockholder’s notice, the Secretary of the corporation shall so notify the transferring stockholder and settlement thereof shall be made in cash within thirty (30) days after the Secretary of the corporation receives said transferring stockholder’s notice; provided that if the terms of payment set forth in said transferring stockholder’s notice were other than cash against delivery, the corporation and/or its assignee(s) shall pay for said shares on the same terms and conditions set forth in said transferring stockholder’s notice.

(e) In the event the corporation and/or its assignees(s) do not elect to acquire all of the shares specified in the transferring stockholder’s notice, said transferring stockholder may, subject to the corporation’s approval and all other restrictions on Transfer located in Section 36 hereof, within the sixty-day period following the expiration or waiver of the option rights granted to the corporation and/or its assignees(s) herein, Transfer the shares specified in said transferring stockholder’s notice which were not acquired by the corporation and/or its assignees(s) as specified in said transferring stockholder’s notice. All shares so sold by said transferring stockholder shall continue to be subject to the provisions of this bylaw in the same manner as before said Transfer.

(f) Anything to the contrary contained herein notwithstanding, the following transactions shall be exempt from the right of first refusal in Section 46(a):

(1) A stockholder’s Transfer of any or all of such stockholder’s shares to the corporation; or

(2) A corporate stockholder’s Transfer of any or all of its shares pursuant to and in accordance with the terms of any merger, consolidation, reclassification of shares or capital reorganization of the corporate stockholder, or pursuant to a sale of all or substantially all of the stock or assets of a corporate stockholder.

In any such case, the transferee, assignee, or other recipient shall receive and hold such stock subject to the provisions of this Section 46 and the transfer restrictions in Section 36, and there shall be no further Transfer of such stock except in accord with this bylaw and the transfer restrictions in Section 36.

(g) The provisions of this bylaw may be waived with respect to any Transfer either by the corporation, upon duly authorized action of its Board of Directors, or by the stockholders, upon the express written consent of the owners of a majority of the voting power of the corporation (excluding the votes represented by those shares to be transferred by the transferring stockholder). This bylaw may be amended or repealed either by a duly authorized action of the Board of Directors or by the stockholders, upon the express written consent of the owners of a majority of the voting power of the corporation.

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(h) Any Transfer, or purported Transfer, of securities of the corporation shall be null and void unless the terms, conditions, and provisions of this bylaw are strictly observed and followed.

(i) The foregoing right of first refusal shall terminate upon the date securities of the corporation are first offered to the public pursuant to a registration statement filed with, and declared effective by, the United States Securities and Exchange Commission under the Securities Act of 1933, as amended.

(j) The certificates representing shares of stock of the corporation shall bear on their face the following legend so long as the foregoing right of first refusal remains in effect:

“THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO A RIGHT OF FIRST REFUSAL OPTION IN FAVOR OF THE CORPORATION AND/OR ITS ASSIGNEE(S), AS PROVIDED IN THE BYLAWS OF THE CORPORATION.”

ARTICLE XV

LOANS TO OFFICERS

Section 47. Loans to Officers. The corporation may lend money to, or guarantee any obligation of, or otherwise assist any officer or other employee of the corporation or of its subsidiaries, including any officer or employee who is a Director of the corporation or its subsidiaries, whenever, in the judgment of the Board of Directors, such loan, guarantee or assistance may reasonably be expected to benefit the corporation. The loan, guarantee or other assistance may be with or without interest and may be unsecured, or secured in such manner as the Board of Directors shall approve, including, without limitation, a pledge of shares of stock of the corporation. Nothing in these Bylaws shall be deemed to deny, limit or restrict the powers of guaranty or warranty of the corporation at common law or under any statute. (Del. Code Ann., tit. 8, §143)

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CORNERSTONE ONDEMAND, INC.

CERTIFICATE OF SECRETARY

I HEREBY CERTIFY THAT:

I am the duly elected and acting Secretary of CORNERSTONE ONDEMAND, INC., a Delaware corporation (the “Company”); and

Attached hereto is a complete and accurate copy of the Bylaws of the Company, as duly adopted by the Board of Directors by Written Consent, dated [•] and said Bylaws are presently in effect.

Signed on ________________.

Secretary

Exhibit 3.1

AMENDMENT TO THE

AMENDED AND RESTATED BYLAWS

OF

CORNERSTONE ONDEMAND, INC.

The Amended and Restated Bylaws (the “Bylaws”) of Cornerstone OnDemand, Inc., a Delaware corporation, are hereby amended as follows, effective as of August 5, 2021, by adding a new Article XI, which shall read in its entirety as follows:

ARTICLE XI – EXCLUSIVE FORUM

(i) Unless the corporation consents in writing to the selection of an alternative forum, the Court of Chancery of the State of Delaware (or, if and only if the Court of Chancery of the State of Delaware lacks subject matter jurisdiction, any state court located within the State of Delaware or, if and only if all such state courts lack subject matter jurisdiction, the federal district court for the District of Delaware) and any appellate court therefrom shall be the sole and exclusive forum for the following claims or causes of action under Delaware statutory or common law: (A) any derivative claim or cause of action brought on behalf of the corporation; (B) any claim or cause of action for breach of a fiduciary duty owed by any current or former director, officer or other employee of the corporation, to the corporation or the corporation’s stockholders; (C) any claim or cause of action against the corporation or any current or former director, officer or other employee of the corporation, arising out of or pursuant to any provision of the DGCL, these bylaws (as may be amended from time to time); (D) any claim or cause of action seeking to interpret, apply, enforce or determine the validity of these bylaws (as may be amended from time to time, including any right, obligation, or remedy thereunder); (E) any claim or cause of action as to which the DGCL confers jurisdiction on the Court of Chancery of the State of Delaware; and (F) any claim or cause of action against the corporation or any current or former director, officer or other employee of the corporation, governed by the internal-affairs doctrine or otherwise related to the corporation’s internal affairs, in all cases to the fullest extent permitted by law and subject to the court having personal jurisdiction over the indispensable parties named as defendants. This Article XI shall not apply to claims or causes of action brought to enforce a duty or liability created by the Securities Act of 1933, as amended (the “1933 Act”), or the Securities Exchange Act of 1934, as amended, or any other claim for which the federal courts have exclusive jurisdiction.

(ii) Unless the corporation consents in writing to the selection of an alternative forum, to the fullest extent permitted by law, the federal district courts of the United States of America shall be the exclusive forum for the resolution of any complaint asserting a cause of action arising under the 1933 Act.

(iii) Any person or entity holding, owning or otherwise acquiring any interest in any security of the corporation shall be deemed to have notice of and consented to the provisions of these bylaws.

EXHIBIT 10.1

VOTING AND SUPPORT AGREEMENT

This Voting and Support Agreement (this “Agreement”) is entered into as of August 5, 2021 by and among Sunshine Software Holdings, Inc., a Delaware Corporation (“Parent”), Sunshine Software Merger Sub, Inc., a Delaware corporation and an indirect wholly owned subsidiary of Parent (“Merger Sub”), and the individuals and trusts listed as a stockholder of Cornerstone OnDemand, Inc., a Delaware corporation (the “Company”), each of the on the signature page hereto (each, a “Stockholder” and, collectively, the “Stockholders”).

RECITALS

A. Concurrently with the execution and delivery of this Agreement, the Company, Merger Sub and Parent are entering into an Agreement and Plan of Merger (as the same may be amended or supplemented, the “Merger Agreement”), which provides, among other things, for the acquisition of the Company by Parent by means of a merger of Merger Sub with and into the Company (the “Merger”), with the Company continuing as the surviving corporation in the Merger and becoming a wholly owned subsidiary of Parent. Capitalized terms used herein that are not defined shall have the meanings set forth in the Merger Agreement.

B. Each Stockholder is the record and beneficial owner (within the meaning of Rule 13d-3 under the Exchange Act)) of the number of Securities set forth on Exhibit A hereto in respect of such Stockholder (such securities, as they may be adjusted by stock dividend, stock split, recapitalization, combination or exchange of shares, merger, consolidation, reorganization or other change or transaction of or by the Company). “Securities” shall mean (i) all equity securities and equity interests of the Company (including Company Common Stock and any equity securities convertible into or exercisable or exchangeable for Company Common Stock) owned (beneficially or of record) by such Stockholder as of the date hereof and (ii) all additional equity securities and equity interests of the Company (including Company Common Stock and any equity securities convertible into or exercisable or exchangeable for Company Common Stock) of which such Stockholder acquires beneficial or record ownership during the period from the date of this Agreement through the Expiration Date (as defined below) (including by way of bonus issue, share dividend or distribution, sub-division, recapitalization, consolidation, exchange of shares and the like).

C. As an inducement and a condition to the willingness of Parent and Merger Sub to enter into the Merger Agreement, and in consideration of the substantial expenses incurred and to be incurred by them in connection therewith, each Stockholder has agreed to enter into, be legally bound by and perform this Agreement.

AGREEMENTS

In consideration of the recitals and the representations, warranties, covenants and agreements contained herein, and intending to be legally bound hereby, the parties hereto agree as follows:

1. Covenants of the Stockholder. Each Stockholder agrees, at all times commencing with the execution and delivery of this Agreement and continuing until the Expiration Date, as follows:

(a) No Stockholder shall, directly or indirectly Transfer any Securities or any rights to acquire any equity securities or equity interests in the Company, or enter into any Contract (including any option, put, call or similar arrangement) relating thereto, except with Parent’s prior written consent and in Parent’s sole discretion. For purposes of this Agreement, “Transfer” shall mean to, directly or indirectly, (i) sell, transfer, pledge, assign, exchange, tender or otherwise encumber or dispose of, or enter into any Contract, option, put, or other arrangement (including any profit sharing arrangement) or understanding with respect to, any of the Securities to any person other than Parent or Parent’s designee, (ii) deposit any Securities into a voting trust or enter into any voting arrangement, whether by proxy, voting agreement, voting trust, power-of-attorney, attorney-in-fact, agent or otherwise, with respect to the Securities, except as contemplated by this Agreement, or (iii) take any other action that would in any way make any representation or warranty of any Stockholder herein untrue or incorrect in any material respect. Notwithstanding the foregoing, any Stockholder may (A) make Transfers or dispositions of the Securities to any trust for the direct or indirect benefit of such Stockholder or the immediate family of such Stockholder, (B) make Transfers or dispositions of the Securities by will, other testamentary document or intestate succession to the legal representative, heir, beneficiary or a member of the immediate family of such Stockholder, (C) make Transfers that occur by operation of law pursuant to a qualified domestic relations order or in connection with a divorce settlement, (D) make Transfers or dispositions not involving a change in beneficial ownership, (E) if such Stockholder is a trust, make Transfers or dispositions to any beneficiary of such Stockholder or the estate of any such beneficiary, (F) exercise an option or warrant (including a net or cashless exercise of such option or warrant) to purchase Securities, (G) Transfer Securities to the Company to cover tax withholding obligations of such Stockholder in connection with any option exercise or the vesting of any restricted stock or restricted stock unit award, provided that the underlying Securities shall continue to be subject to the restrictions on transfer set forth in this Agreement, (H) sell Securities pursuant to the Company’s 10b5-1 Plan up to that number of Securities as permitted to be sold under such 10b5-1 Plan, and (I) Transfer up to twenty-five thousand shares (25,000) shares of Company Common Stock (in aggregate among all of the Stockholders) to any transferee, and (J) Transfer shares to a Stockholder; provided that, with respect to clauses (A) through (E) above, (1) with respect to any voluntary Transfer, the transferee (which term, as used herein this Agreement, shall include any and all transferees and subsequent transferees of the initial transferee) agrees in writing to be bound by the restrictions, limitations, liabilities and rights under this Agreement (the “Agreement Terms”) prior to such transfer and either such Stockholder or the transferee provides Parent with a copy of such agreement promptly upon consummation of any such Transfer or (2) with respect to any involuntary Transfer, the transferee shall take and hold such Securities subject to all of the Agreement Terms, which shall continue in full force and effect until valid termination of this Agreement in accordance with its terms.

(e) At any meeting of the Company Stockholders called to vote upon the Merger and the Merger Agreement or at any adjournment, postponement or recess thereof or in any other circumstances upon which a vote, consent or other approval (including by written consent) is sought with respect to the Merger and the Merger Agreement, each Stockholder shall

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vote (or cause to be voted) all of the Securities other than any Securities Transferred in accordance with the third sentence of Section 1(a): (i) in favor of the Merger, the adoption of the Merger Agreement and the approval of the terms thereof and the Transactions; (ii) against any inquiries, proposals or offers that constitute, or could reasonably be expected to lead to, an Acquisition Proposal and (iii) against any action, proposal, transaction or agreement which would reasonably be expected to impede, interfere with, delay, postpone, discourage or adversely affect the Merger or the Transactions.

(f) Each Stockholder shall use commercially reasonable efforts to (i) take, or cause to be taken, all reasonable actions, and to do, or cause to be done, all things reasonably necessary to fulfill such Stockholder’s obligations under this agreement, including, without limitation, attending, if applicable, the Company Stockholder Meeting or any adjournment, postponement or recess thereof (or executing valid and effective proxies to any other attending participant of a Company Stockholder Meeting in lieu of attending such Company Stockholder Meeting or any adjournment, postponement or recess thereof) and (ii) not take any action that would restrict, limit or interfere with any Stockholder’s performance of this Agreement, the Merger Agreement or the transactions contemplated hereby or thereby.

(g) No Stockholder shall exercise any rights (including under Section 262 of the DGCL) to demand appraisal of any Securities that may arise with respect to the Merger.

(h) Each Stockholder authorizes and hereby agrees to permit Parent, Merger Sub and the Company to: (i) publish and disclose in any proxy statement, prospectus, current report on Form 8-K or any other document or schedule required to be filed with the SEC or any other regulatory authority in connection with the Merger or the Transactions such Stockholder’s identity, and the nature of such Stockholder’s obligations under this Agreement; and (ii) file this Agreement as an exhibit to any proxy statement, prospectus, current report on Form 8-K or any other document or schedule required to be filed with the SEC or any other regulatory authority in connection with the Merger or the Transactions.

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2. Grant of Irrevocable Proxy Coupled with an Interest; Appointment of Proxy.

(a) Solely in the event of a failure by any Stockholder to act in accordance with such Stockholder’s obligations as to voting pursuant to Section 1, no later than the third business day prior to any meeting at which the stockholders of the Company will consider and vote on any of the matters described in Section 1, such Stockholder hereby irrevocably (i) grants to Parent and any designee of Parent, alone or together, such Stockholder’s proxy, and (ii) appoints Parent and any designee of Parent as such Stockholder’s proxy, attorney-in-fact and agent (with full power of substitution and resubstitution), alone or together, in each case, for and in the name, place and stead of such Stockholder, to vote the Securities, or grant a consent or approval in respect of the Securities, in accordance with Section 1 above at any meeting of the stockholders of the Company or at any adjournment thereof or in any other circumstances upon which their vote, consent or other approval is sought in favor of the approval of the Merger and the adoption of the Merger Agreement.

(b) EACH STOCKHOLDER HEREBY AFFIRMS THAT THE PROXY SET FORTH IN THIS SECTION 2 IS COUPLED WITH AN INTEREST AND IS IRREVOCABLE UNTIL SUCH TIME AS THIS AGREEMENT TERMINATES IN ACCORDANCE WITH ITS TERMS. Each Stockholder hereby further affirms that the irrevocable proxy is given in connection with the execution of the Merger Agreement, and that such irrevocable proxy is given to secure the performance of the duties of such Stockholder under this Agreement. Each Stockholder hereby ratifies and confirms all that such irrevocable proxy may lawfully do or cause to be done by virtue hereof. Such irrevocable proxy shall be valid until the termination of this Agreement in accordance with its terms.

3. Representations and Warranties of Each Stockholder. Each Stockholder jointly and severally hereby represents and warrants to Parent and Merger Sub, on behalf of itself and each other Stockholder, as follows:

(a) The Stockholder has all requisite power and authority to execute and deliver this Agreement and to perform the Stockholder’s obligations under this Agreement. The execution, delivery and performance of this Agreement have been duly authorized by the Stockholder. This Agreement has been duly executed and delivered by the Stockholder and, assuming this Agreement constitutes a valid and binding obligation of Parent and Merger Sub, constitutes a valid and binding obligation of the Stockholder enforceable against the Stockholder in accordance with its terms, subject to (i) laws of general application relating to bankruptcy, insolvency and the relief of debtors, and (ii) rules of law governing specific performance, injunctive relief and other equitable remedies. The failure of the spouse, if any, of the Stockholder to be a party or signatory to this Agreement shall not (x) prevent the Stockholder from performing the Stockholder’s obligations contemplated hereunder or (y) prevent this Agreement from constituting the legal, valid and binding obligation of the Stockholder in accordance with its terms.

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(b) The Securities and the certificates (or any book-entry notations used to represent any uncertificated shares of Company Common Stock) representing the Securities are now, and at all times during the term hereof will be, held by the Stockholder, or by a nominee or custodian for the benefit of the Stockholder, and the Stockholder has valid title to the Securities, free and clear of any Encumbrances (including voting trusts and voting commitments), except as would not limit the Stockholder’s ability to vote (or cause to be voted) the Securities in the manner provided herein and except as provided by this Agreement. As of the date of this Agreement, the Stockholder (i) is the record and/or beneficial owner of the Securities set forth on Exhibit A hereto and (ii) does not own of record or beneficially any Securities, other than the Securities set forth on Exhibit A hereto. The Stockholder has full power to vote (or cause to be voted) the Securities as provided herein. Neither the Stockholder nor any of the Securities is subject to any voting trust, proxy or other agreement, arrangement or restriction with respect to the voting or disposition of the Securities.

(c) (i) No filing with, and no permit, authorization, consent or approval of any state, federal or foreign governmental authority is necessary on the part of the Stockholder for the execution and delivery of this Agreement by the Stockholder and the performance by the Stockholder of the Stockholder’s obligations under this Agreement and (ii) neither the execution and delivery of this Agreement by the Stockholder nor the performance by the Stockholder of the Stockholder’s obligations under this Agreement nor compliance by the Stockholder with any of the provisions hereof shall (x) result in the creation of an Encumbrance on any of the Securities or (y) violate any order, writ, injunction, decree, statute, rule or regulation applicable to the Stockholder or any of the Securities, except in the case of (x) or (y) for violations, breaches or defaults that would not in the aggregate materially impair the ability of the Stockholder to perform its obligations hereunder.

(d) As of the date hereof, there is no Legal Proceeding pending or, to the knowledge of the Stockholder, threatened against or affecting the Stockholder’s and/or any of its Affiliates before or by any Governmental Body that would reasonably be expected to impair the ability of the Stockholder to perform its obligations hereunder or to consummate the transactions contemplated hereby in a timely manner.

(e) The Stockholder understands and acknowledges that Parent and Merger Sub are entering into the Merger Agreement in reliance upon the Stockholder’s execution and delivery of this Agreement.

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4. Assignment; Binding Effect. Neither this Agreement nor any of the rights, interests or obligations hereunder shall be assigned by any of the parties hereto (whether by operation of law or otherwise) without the prior written consent of the other parties. Subject to the preceding sentence, this Agreement shall be binding upon, inure solely to the benefit of, and be enforceable by, the parties hereto and their respective permitted successors and assigns. Notwithstanding anything contained in this Agreement to the contrary, nothing in this Agreement, expressed or implied, is intended to or shall confer on any person other than the parties hereto or their respective heirs, successors, executors, administrators and assigns any rights, benefits, remedies, obligations or liabilities of any nature whatsoever under or by reason of this Agreement.

5. Termination. This Agreement, and all rights and obligations of the parties hereunder, shall terminate upon the first to occur of (a) the Effective Time, (b) the date on which the Merger Agreement is terminated in accordance with its terms, (c) the entry without the prior written consent of any Stockholder into any amendment or modification to the Merger Agreement or any waiver of any of Parent’s obligations under the Merger Agreement, in each case, that results in (i) a decrease in the Merger Consideration or (ii) a change in the form of Merger Consideration, or (d) the mutual written agreement of the parties to terminate this Agreement (the “Expiration Date”). In the event of termination of this Agreement pursuant to this Section 5, this Agreement will become null and void and of no effect with no liability on the part of any party hereto; provided, however, (A) the definitions in this Agreement, Section 5 and Section 8 shall each survive the termination of this Agreement and shall remain in full force and effect and (B) nothing set forth in this Section 5 or elsewhere in this Agreement shall relieve any Stockholder from any liability, or otherwise limit the liability, of any Stockholder for any Willful Breach by any Stockholder prior to such termination. For the avoidance of doubt, the representations and warranties herein shall not survive the termination of this Agreement.

6. Stockholder Capacity. Notwithstanding anything to the contrary in this Agreement, the parties acknowledge that (a) each Stockholder is entering into this Agreement solely in such Stockholder’s capacity as a record and/or beneficial owner of the Company Common Stock and not in such Stockholder’s capacity as a director, officer or employee of the Company (as applicable) or in such Stockholder’s capacity as a trustee or fiduciary of any Employee Plans and (b) nothing in this Agreement is intended to limit or restrict any Stockholder from taking any action or inaction or voting in such Stockholder’s sole discretion on any matter in his or her capacity as a director of the Company or in such Stockholder’s capacity as a trustee or fiduciary of any Employee Plans (if applicable), including, for the avoidance of doubt, taking any action permitted by Sections 4.3 and 5.1 of the Merger Agreement, and none of such actions in such capacity shall be deemed to constitute a breach of this Agreement. Neither Parent nor Merger Sub shall assert any claim that any action taken by such Stockholder in his capacity as a director of the Company violates any provision of this Agreement.

7. No Ownership Interest. Nothing contained in this Agreement shall be deemed to vest in Parent or Merger Sub any direct or indirect ownership or incidence of ownership of or with respect to any Securities. All rights, ownership and economic benefits of and relating to the Securities shall remain vested in and belong to the Stockholders, and Parent and Merger Sub shall have no authority to manage, direct, superintend, restrict, regulate, govern, or administer any of the policies or operations of the Company or exercise any power or authority to direct each Stockholder in the voting of any of the Securities, except as otherwise provided herein.

8. General Provisions.

(a) Except as otherwise set forth in the Merger Agreement, all costs and expenses incurred in connection with this Agreement and the transactions contemplated hereby shall be paid by the party incurring such expense, whether or not the transactions contemplated hereby are consummated.

6

(b) Any provision of this Agreement may be amended or waived if, and only if, such amendment or waiver is in a writing that refers to this Agreement and signed, in the case of an amendment, by each of the parties hereto, or in the case of a waiver, by the party against whom the waiver is to be effective. No failure or delay by any party in exercising any right, power or privilege hereunder shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies herein provided shall be cumulative and not exclusive of any rights or remedies provided by applicable law.

(c) All notices and other communications hereunder shall be in writing and shall be deemed to have been duly delivered and received hereunder (i) one business day after being sent for next business day delivery, fees prepaid, via a reputable international overnight courier service, (ii) upon delivery in the case of delivery by hand, (iii) if sent by email transmission prior to 6:00 p.m. recipient’s local time, upon transmission (provided that no “bounce back” or similar message of non-delivery is received with respect thereto) or (iv) if sent by email transmission after 6:00 p.m. recipient’s local time and no “bounce back” or similar message of non-delivery is received with respect thereto, the business day following the date of transmission; provided that in each case the notice or other communication is sent to the physical address or email address set forth beneath the name of such party below (or to such other physical address or email address as such party shall have specified in a written notice given to the other parties):

If to Parent or Merger Sub:

c/o Clearlake Capital Group, L.P.

Attention: Behdad Eghbali, Founder and Managing Partner

Attention: Fred Ebrahemi, Chief Operating Officer and General Counsel

233 Wilshire Boulevard, Suite 800

Santa Monica, CA 90401

Fax: (310) 400-8801

Email: behdad@clearlake.com

Email: febrahemi@clearlake.com

With a required copy to (which shall not constitute notice):

Sidley Austin LLP

Attn: Mehdi Khodadad; Scott Williams

1999 Avenue of the Stars

17th Floor

Los Angeles, CA 90067

Email: mkhodadad@sidley.com; swilliams@sidley.com

If to any Stockholder:

At the address and email address set forth set forth in Exhibit A hereto;

7

(d) When a reference is made in this Agreement to a Section, such reference shall be to a Section of this Agreement unless otherwise indicated. The headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

(e) This Agreement may be executed in several counterparts, each of which shall be deemed an original and all of which shall constitute one and the same instrument. The exchange of a fully executed Agreement (in counterparts or otherwise) by PDF shall be sufficient to bind the parties to the terms and conditions of this Agreement.

(f) This Agreement and the Merger Agreement constitute the entire agreement and supersede all prior agreements and understandings, both written and oral, among the parties, or any of them, with respect to the subject matter hereof.

(g) This Agreement shall be governed and construed in accordance with the laws of the State of Delaware, regardless of the laws that might otherwise govern under applicable principles of conflicts of laws thereof.

(h) (i) each of the parties irrevocably and unconditionally consents and submits to the exclusive jurisdiction and venue of the Chancery Court of the State of Delaware and any state appellate court therefrom or, if such court lacks subject matter jurisdiction, the United States District Court sitting in New Castle County in the State of Delaware (it being agreed that the consents to jurisdiction and venue set forth in this Section 8(h) shall not constitute general consents to service of process in the State of Delaware and shall have no effect for any purpose except as provided in this paragraph and shall not be deemed to confer rights on any Person other than the parties hereto); and (ii) each of the parties irrevocably consents to service of process by first class certified mail, return receipt requested, postage prepaid, to the address at which such party is to receive notice in accordance with Section 8(c). The parties hereto agree that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by applicable Legal Requirements; provided, however, that nothing in the foregoing shall restrict any party’s rights to seek any post-judgment relief regarding, or any appeal from, such final trial court judgment. EACH OF THE PARTIES HERETO IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING BETWEEN THE PARTIES HERETO ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

(i) If any provision of this Agreement or the application thereof to any party or set of circumstances shall, in any jurisdiction and to any extent, be finally held invalid or unenforceable by any rule of law or public policy, such term or provision shall only be ineffective as to such jurisdiction, and only to the extent of such invalidity or unenforceability, without invalidating or rendering unenforceable any other terms or provisions of this Agreement or under any other circumstances, and the parties shall negotiate in good faith a substitute provision which comes as close as possible to the invalidated or unenforceable term or provision, and which puts each party in a position as nearly comparable as possible to the position it would have been in but for the finding of invalidity or unenforceability, while remaining valid and enforceable.

8

(j) Each of the parties acknowledges that irreparable damage would occur in the event any provision of this Agreement was not performed in accordance with the terms hereof and agrees that the parties’ respective remedies at law for a breach or threatened breach of any of the provisions of this Agreement would be inadequate and, in recognition of that fact, each agrees that, in the event of a breach or threatened breach by any party of the provisions of this Agreement, in addition to any remedies at law or damages, each party, respectively, without posting any bond, shall be entitled to obtain equitable relief in the form of specific performance, a temporary restraining order, a temporary or permanent injunction or any other equitable remedy which may then be available in order to enforce the terms hereof.

[Signature pages follow]

9

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.

SUNSHINE SOFTWARE HOLDINGS, INC.

By:	/s/ Behdad Eghbali
Name: Behdad Eghbali
Title: President

SUNSHINE SOFTWARE MERGER SUB, INC.

By:	/s/ Behdad Eghbali
Name: Behdad Eghbali
Title: President

[Signature Page to Voting Agreement]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.

STOCKHOLDER

By:	/s/ Adam L. Miller
Name: Adam L. Miller

[Signature Page to Voting Agreement]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.

STOCKHOLDER

The Goldman Sachs Trust Company of Delaware, as Trustee of the Miller Family Irrevocable Trust dated as of July 1, 2010

By:	/s/ Kelly Johnson
Name: Kelly Johnson
Title: Vice President

STOCKHOLDER

The Goldman Sachs Trust Company of Delaware, as Trustee of the Miller 2018 Family GRAT dated as of December 21, 2018

By:	/s/ Kelly Johnson
Name: Kelly Johnson
Title: Vice President

[Signature Page to Voting Agreement]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.

STOCKHOLDER

The Goldman Sachs Trust Company of Delaware, as Trustee of the Miller 2020 Family GRAT dated as of June 10, 2020

By:	/s/ Kelly Johnson
Name: Kelly Johnson
Title: Vice President

STOCKHOLDER

The Goldman Sachs Trust Company of Delaware, as Trustee of The MST Trust dated as of December 17, 2012

By:	/s/ Kelly Johnson
Name: Kelly Johnson
Title: Vice President

[Signature Page to Voting Agreement]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.

STOCKHOLDER

One Planet Research Foundation

By:	/s/ Brian Culot
Name: Brian Culot
Title: Special Trustee

STOCKHOLDER

1P Foundation

By:	/s/ Brian Culot
Name: Brian Culot
Title: Special Trustee

[Signature Page to Voting Agreement]

Exhibit 10.2

FORM OF VOTING AND SUPPORT AGREEMENT

THIS VOTING AND SUPPORT AGREEMENT (“Agreement”) is entered into as of [•], 2021, by and among Sunshine Software Holdings, Inc., a Delaware corporation (“Parent”), the entity identified on the signature page hereto (“Stockholder”), and Cornerstone OnDemand, Inc., a Delaware corporation (the “Company”).

RECITALS

WHEREAS, Stockholder is a holder of record and/or the “beneficial owner” (within the meaning of Rule 13d-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) of certain shares of common stock, par value $0.0001 per share (the “Common Stock”), of the Company;

WHEREAS, Parent, Sunshine Software Merger Sub, Inc., an indirect wholly owned subsidiary of Parent (“Merger Sub”), and the Company are entering into an Agreement and Plan of Merger of even date herewith (such agreement, as it may be amended, the “Merger Agreement”), which provides (subject to the conditions set forth therein) for, among other things, the merger (the “Merger”) of Merger Sub with and into the Company with the Company as the surviving company in the Merger; and

WHEREAS, Stockholder is entering into this Agreement in order to induce the Company to enter into the Merger Agreement and cause the Merger to be consummated.

NOW, THEREFORE, in consideration of the foregoing, the representations, warranties, covenants and agreements set forth in this Agreement, and other good and valuable consideration, the adequacy and receipt of which are hereby acknowledged, the parties hereby agree as follows:

AGREEMENT

SECTION 1. CERTAIN DEFINITIONS

For purposes of this Agreement:

(a) Capitalized terms used but not otherwise defined in this Agreement have the meanings assigned to such terms in the Merger Agreement.

(b) “Covered Securities” shall mean (i) all equity securities and equity interests of the Company (including Common Stock and any equity securities convertible into or exercisable or exchangeable for Common Stock) owned (beneficially or of record) by Stockholder as of the date hereof and (ii) all additional equity securities and equity interests of the Company (including Common Stock and any equity securities convertible into or exercisable or exchangeable for Common Stock) owned (beneficially or of record) of which Stockholder acquires beneficial or record ownership during the Voting Period (including by way of bonus issue, share dividend or distribution, sub-division, recapitalization, consolidation, exchange of shares and the like).

(c) “Expiration Date” shall mean the earlier of: (i) the date on which the Merger Agreement is validly terminated in accordance with its terms; and (ii) the Effective Time.

(d) A Stockholder shall be deemed to “Own”, be the “Owner” of, or to have acquired “Ownership” of, a security if Stockholder: (i) is the record owner of such security; or (ii) is the “beneficial owner” (within the meaning of Rule 13d-3 under the Exchange Act) of such security.

(e) A Person shall be deemed to have effected a “Transfer” of a security if such Person directly or indirectly: (i) sells, assigns, offers to sell, pledges, encumbers, grants an option with respect to, transfers or disposes of such security (by operation of law or otherwise), or any interest in such security, to any Person other than Parent or Merger Sub or the Company; (ii) enters into an agreement or commitment (whether or not in writing) to sell, assign, pledge, encumber, grant of an option to purchase with respect to, transfer or dispose of such security or any interest therein to any Person other than Parent or Merger Sub or the Company; or (iii) reduces such Person’s beneficial ownership of, interest in or risk relating to such security.

(f) “Voting Period” shall mean the period commencing on (and including) the date of this Agreement and ending on (and including) the Expiration Date.

SECTION 2. TRANSFER OF COVERED SECURITIES AND VOTING RIGHTS

2.1 Restriction on Transfer of Covered Securities. Subject to Section 2.3, prior to the Expiration Date, Stockholder shall not, directly or indirectly, cause or permit any Transfer of any of the Covered Securities to be effected. Without limiting the generality of the foregoing, prior to the Expiration Date, Stockholder shall not tender, agree to tender or permit to be tendered any of the Covered Securities for so long as such Covered Securities are owned (beneficially or of record) by Stockholder in response to or otherwise in connection with any tender or exchange offer.

2.2 Restriction on Transfer of Voting Rights. Prior to the Expiration Date, Stockholder shall not: (a) deposit any of the Covered Securities into a voting trust; (b) grant any proxy with respect to any of the Covered Securities, other than in favor of the lenders (or collateral agent) as contemplated by the Financing Agreement; or (c) other than this Agreement, enter into any tender, voting or other similar agreement or arrangement, with respect to any of the Covered Securities.

2.3 Permitted Transfers. Section 2.1 shall not prohibit a Transfer of Covered Securities by Stockholder to one or more partners or members of Stockholder or to an affiliated entity under common control with Stockholder; provided, however, that a Transfer referred to in this sentence shall be permitted only if, (a) as a precondition to such Transfer, the transferee agrees in writing to be bound by the restrictions, limitations, liabilities and rights under this Agreement, and (b) such Transfer is effected no later than three business days prior to the scheduled record date of the Company Stockholders Meeting (or any adjournment or postponement thereof) and does not delay, hinder or impede (i) the timely voting of the Covered Securities or (ii) the consummation of the Merger.

2.4 Voting Covenant. Stockholder hereby agrees that, during the Voting Period, at any meeting of the stockholders of the Company (and at every adjournment or postponement thereof), however called, and in any written action by consent of the stockholders of the Company, Stockholder shall vote or cause the Covered Securities to be voted (including via proxy):

(a) in favor of (i) the Merger, (ii) each of the other actions contemplated by the Merger Agreement and (iii) any action in furtherance of any of the foregoing;

(b) against approval of any proposal made in opposition to or in competition with the Merger or the Merger Agreement and against any action or agreement that would result in a breach of any representation, warranty, covenant or obligation of the Company in the Merger Agreement; and

2.

(c) against the following actions (other than the Merger): (i) any extraordinary corporate transaction, such as a merger, consolidation or other business combination involving the Company or any of its Subsidiaries; (ii) any sale, lease, sublease, license, sublicense or transfer of a material portion of the properties, rights or other assets of the Company or any of its Subsidiaries; (iii) any reorganization, recapitalization, dissolution or liquidation of the Company or any of its Subsidiaries; (iv) any change in the board of directors of the Company; (v) any amendment to the Company’s certificate of incorporation or bylaws or other charter or organizational documents; (vi) any change in the capitalization of the Company or the Company’s corporate structure; and (vii) any other action which is intended, or would reasonably be expected, to impede, interfere with, delay, postpone, discourage or adversely affect the Merger.

2.5 Other Voting Agreements.

(a) During the Voting Period, Stockholder shall not (i) enter into any agreement or understanding with any Person to vote or give instructions in any manner inconsistent with clause “(a),” clause “(b)” or clause “(c)” of Section 2.4, or (ii) grant a proxy or power of attorney with respect to any of the Covered Securities that is inconsistent with this Agreement, or otherwise take any other action with respect to any of the Covered Securities that would prevent the performance of any of Stockholder’s obligations hereunder or any of the actions contemplated hereby.

(b) During the Voting Period, at every meeting of the stockholders of the Company (and at every adjournment or postponement thereof), however called, Stockholder shall be represented in person or by proxy at such meeting in order for the Covered Securities to be counted as present for purposes of establishing a quorum.

SECTION 3. REPRESENTATIONS AND WARRANTIES OF STOCKHOLDER

Stockholder hereby represents and warrants to Company as follows:

3.1 Authorization, etc. Stockholder has the absolute and unrestricted right, power, authority and capacity to execute and deliver this Agreement and to perform Stockholder’s obligations hereunder. This Agreement has been duly executed and delivered by Stockholder and constitutes legal, valid and binding obligations of Stockholder, enforceable against Stockholder in accordance with its terms, subject to: (a) Legal Requirements of general application relating to bankruptcy, insolvency and the relief of debtors; and (b) rules of law governing specific performance, injunctive relief and other equitable remedies. If Stockholder is a corporation, then Stockholder is a corporation duly organized, validly existing and in good standing under the Legal Requirements of the jurisdiction in which it was organized. If Stockholder is a general or limited partnership, then Stockholder is a partnership duly organized, validly existing and in good standing under the Legal Requirements of the jurisdiction in which it was organized. If Stockholder is a limited liability company, then Stockholder is a limited liability company duly organized, validly existing and in good standing under the Legal Requirements of the jurisdiction in which it was organized. Stockholder has reviewed and understands the terms of this Agreement, and Stockholder has consulted and relied upon Stockholder’s counsel in connection with this Agreement.

3.2 No Conflicts or Consents.

(a) The execution and delivery of this Agreement by Stockholder does not, and the performance of this Agreement by Stockholder will not: (i) conflict with or violate any Legal Requirements applicable to Stockholder or by which Stockholder or any of Stockholder’s properties is or may be bound or affected; (ii) result in or constitute (with or without notice or lapse of time) any breach of or default under, or give to any other Person (with or without notice or lapse of time) any right of termination, amendment,

3.

acceleration or cancellation of, or require any notice or consent under or result (with or without notice or lapse of time) in the creation of any Encumbrance on any of the Covered Securities pursuant to, any Contract to which Stockholder is a party or by which Stockholder or any of Stockholder’s Affiliates or properties is or may be bound or affected; or (iii) conflict with or violate any provision of the articles or certificate of incorporation or formation, by-laws, limited liability company agreement or such other organizational documents of Stockholder, as applicable.

(b) The execution and delivery of this Agreement by Stockholder does not, and the performance of this Agreement by Stockholder will not, require any consent of any Person.

3.3 Title to Securities. As of the date of this Agreement: (a) Stockholder is the sole beneficial and record holder (free and clear of any Encumbrances) of the number of outstanding shares of Common Stock set forth under the heading “Shares of Common Stock Held of Record” on the signature page hereof; (b) Stockholder Owns the additional securities of the Company set forth under the heading “Additional Securities Beneficially Owned” on the signature page hereof; (c) Stockholder does not directly or indirectly Own any shares of capital stock or other securities of the Company or other right to acquire (by purchase, exercise or otherwise) any shares of capital stock or other securities of the Company, other than the shares, options, warrants, restricted stock units and other rights set forth on the signature page hereof; and (d) Stockholder is not a party to any voting trusts, proxies or other agreements with respect to the voting, acquisition, disposition, registration or transfer of the outstanding shares of Common Stock or additional securities set forth on the signature page hereof.

3.4. Accuracy of Representations. The representations and warranties contained in this Agreement are accurate and complete in all respects as of the date of this Agreement, and will be accurate in all respects at all times through and including the Expiration Date as if made as of any such time or date.

SECTION 4. MISCELLANEOUS

4.1 Disclosure. Each party hereto hereby agrees to permit the other parties to publish and disclose in any press release, the Company Proxy Statement and any other filing or disclosure required under the Exchange Act generally or otherwise required in connection with the Merger Agreement and the transactions contemplated thereby (and any amendments or supplements thereto), including the Merger, identity and ownership of shares of Common Stock and other Covered Securities and the nature of Stockholder’s commitments, arrangements and understandings under this Agreement (including, for the avoidance of doubt, the disclosure of this Agreement).

4.2 No Legal Action. Stockholder shall not, and shall direct its Representatives not to, bring, commence, institute, maintain, voluntarily aid or prosecute any claim, appeal or proceeding which (a) challenges the validity of or seeks to enjoin the operation of any provision of this Agreement, or (b) alleges that the execution and delivery of this Agreement by Stockholder breaches any duty that such Stockholder has (or may be alleged to have) to the Company or to the other holders of Common Stock.

4.3 Certain Adjustments. In the event of a stock split, stock dividend or distribution, or any change in the Common Stock by reason of any split-up, reverse stock split, recapitalization, combination, reclassification, exchange of shares or the like, the terms “Common Stock” and “Covered Securities” shall be deemed to refer to and include such shares as well as all such stock dividends and distributions and any securities into which or for which any or all of such shares may be changed or exchanged or which are received in such transaction.

4.

4.4 Reliance. Stockholder understands and acknowledges that the Company is entering into the Merger Agreement in reliance upon Stockholder’s execution and delivery of this Agreement and compliance with the terms hereof.

4.5 Survival of Representations, Warranties and Agreements. All representations, warranties, covenants and agreements made by Stockholder in this Agreement, and the Company’s rights and remedies with respect thereto, shall survive the Expiration Date.

4.6 Further Assurances; Notice of Certain Events. From time to time and without additional consideration, Stockholder shall execute and deliver, or cause to be executed and delivered, such additional transfers, assignments, endorsements, proxies, consents and other instruments, and shall take such further actions, as the Company may reasonably request for the purpose of carrying out and furthering the intent of this Agreement. Stockholder shall notify the Company in writing promptly of (a) any fact, event or circumstance that would constitute a breach of the representation and warranties of Stockholder under this Agreement, or (b) the receipt by Stockholder of any notice or other communication from any Person alleging that the consent of such Person is or may be required in connection with this Agreement. Notwithstanding anything in the foregoing, this Section 4.6 shall not expand, limit or modify the rights and obligations of the parties to the Merger Agreement or to act (or to cause any Person to act or to refrain from acting) that is inconsistent with the express terms of the Merger Agreement.

4.7 Expenses. All costs and expenses incurred in connection with the transactions contemplated by this Agreement shall be paid by the party incurring such costs and expenses.

4.8 Notices. Notices, requests, instructions or other documents to be given under this Agreement shall be in writing and shall be deemed given, (a) when delivered, if delivered personally to the intended recipient, (b) upon transmission, if sent by email (provided no “bounceback” or notice of non-delivery is received) and (c) one business day later, if sent by overnight delivery via a national courier service (providing proof of delivery), and in each case, addressed to a party at the following address for such party:

if to Stockholder:

at the address set forth on the signature page hereof

with a copy (which shall not constitute notice) to:

Sidley Austin LLP

1999 Avenue of the Stars

17th Floor

Los Angeles, CA 90067

Attn: Mehdi Khodadad and Scott Williams

E-mail: mkhodadad@sidley.com and swilliams@sidley.com

if to the Company:

Cornerstone OnDemand, Inc.

1601 Cloverfield Blvd., Suite 600S

Santa Monica, CA 90404

Attention: Adam Weiss, Chief Administrative Officer & General Counsel

Email: aweiss@csod.com

with a copy (which shall not constitute notice) to:

Cooley LLP

3 Embarcadero Center, 20th Floor

Attn:     Ben Beerle

E-mail: bbeerle@cooley.com

5.

4.9 Severability. Any term or provision of this Agreement that is invalid or unenforceable in any situation in any jurisdiction shall not affect the validity or enforceability of the remaining terms and provisions hereof or the validity or enforceability of the offending term or provision in any other situation or in any other jurisdiction. If the final judgment of a court of competent jurisdiction declares that any term or provision hereof is invalid or unenforceable, the parties hereto agree that the court making such determination shall have the power to limit the term or provision, to delete specific words or phrases, or to replace any invalid or unenforceable term or provision with a term or provision that is valid and enforceable and that comes closest to expressing the intention of the invalid or unenforceable term or provision, and this Agreement shall be enforceable as so modified. In the event such court does not exercise the power granted to it in the prior sentence, the parties hereto agree to replace such invalid or unenforceable term or provision with a valid and enforceable term or provision that will achieve, to the extent possible, the economic, business and other purposes of such invalid or unenforceable term or provision.

4.10 Entire Agreement. This Agreement, the Merger Agreement and any other documents delivered by the parties in connection herewith constitute the entire agreement between the parties with respect to the subject matter hereof and thereof and supersede all prior agreements and understandings between the parties with respect thereto. In the event of a conflict between this Agreement and the Merger Agreement, the Merger Agreement shall control.

4.11 Amendments. This Agreement may not be amended, modified, altered or supplemented other than by means of a written instrument duly executed and delivered on behalf of the Company and Stockholder.

4.12 Assignment; Binding Effect; No Third-Party Rights. Except as provided herein, neither this Agreement nor any of the interests or obligations hereunder may be assigned or delegated by Stockholder, and any attempted or purported assignment or delegation of any of such interests or obligations shall be void. Subject to the preceding sentence, this Agreement shall be binding upon Stockholder and Stockholder’s heirs, estate, executors and personal representatives and Stockholder’s successors and assigns, and shall inure to the benefit of the Company and its successors and assigns. This Agreement shall be binding upon any Person to whom any Covered Securities are Transferred. Nothing in this Agreement is intended to confer on any Person (other than the Company, Parent, Merger Sub and their successors and assigns) any rights or remedies of any nature.

4.13 Specific Performance. The parties agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with the specific terms or were otherwise breached. Stockholder agrees that, in the event of any breach or threatened breach by Stockholder of any covenant or obligation contained in this Agreement, the Company shall be entitled, without any proof of actual damage (and in addition to any other remedy that may be available to it, including monetary damages) to obtain: (a) a decree or order of specific performance to enforce the observance and performance of such covenant or obligation; and (b) an injunction restraining such breach or threatened breach. Stockholder further agrees that neither the Company nor any other Person shall be required to obtain, furnish or post any bond or similar instrument in connection with or as a condition to obtaining any remedy referred to in this Section 4.13, and Stockholder irrevocably waives any right Stockholder may have to require the obtaining, furnishing or posting of any such bond or similar instrument with respect to any such action hereunder for specific performance. The sole remedy of the Company under this Agreement is the remedy of specific performance referred to in this Section 4.13, and the Company, to the fullest extent permitted by Legal Requirements, waives all other claims of any nature (whether in tort, contract or otherwise) arising under or relating to any breach of any breach by Stockholder of any representation, warranty, covenant, agreement or obligation in this Agreement.

6.

4.14 [Reserved].

4.15 Governing Law; Jurisdiction; Waiver of Jury Trial.

(a) This Agreement, the rights and obligations of the parties hereto under this Agreement, and any disputes arising under or relating to this Agreement shall be deemed to be made in and in all respects shall be interpreted, construed and governed by and in accordance with the Law of the State of Delaware without regard to the conflict of law principles thereof.

(b) Each of the parties (i) irrevocably submits exclusively to the jurisdiction of the Chancery Courts of the State of Delaware (the “Chancery Court”) or, if the Chancery Court declines jurisdiction, any other Delaware state court, and the federal courts of the United States of America, in each case, located in New Castle County in the State of Delaware (collectively, “Chosen Courts”) in the event any dispute arises out of this Agreement or any of the transactions contemplated hereby, (ii) agrees that it will not attempt to deny or defeat such personal jurisdiction by motion or other request for leave from any such court, (iii) agrees that it will not bring any Legal Proceeding by or before any Governmental Body relating to this Agreement or any of the transactions contemplated hereby in any court other than the Chosen Courts, (iv) waives any objection that it may now or hereafter have to the venue of any such Legal Proceeding in the Chosen Courts or that such Legal Proceeding was brought in an inconvenient court and agrees not to plead or claim the same and (v) consents to service being made through the notice procedures set forth in Section 4.8. Each of the parties hereby agrees that service of any process, summons, notice or document by U.S. registered mail to the respective addresses set forth in Section 4.8 shall be effective service of process for any Legal Proceeding in connection with this Agreement or the transactions contemplated hereby. Notwithstanding the foregoing in this Section 4.15(b), a party may commence any legal action or proceeding in a court other than the above-named courts solely for the purpose of enforcing an order or judgment issued by one of the above-named courts.

(c) EACH PARTY ACKNOWLEDGES AND AGREES THAT ANY CONTROVERSY WHICH MAY ARISE UNDER THIS AGREEMENT IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES, AND THEREFORE EACH SUCH PARTY HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY RIGHT SUCH PARTY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT, OR CONTEMPLATED BY THIS AGREEMENT. EACH PARTY CERTIFIES AND ACKNOWLEDGES THAT (i) NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER, (ii) EACH SUCH PARTY UNDERSTANDS AND HAS CONSIDERED THE IMPLICATIONS OF THIS WAIVER, (iii) EACH SUCH PARTY MAKES THIS WAIVER VOLUNTARILY AND (iv) EACH SUCH PARTY HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 4.15.

4.16 Counterparts; Effectiveness. This Agreement may be executed in any number of counterparts (including by attachment to electronic mail in portable document format (PDF)), each such counterpart being deemed to be an original instrument, and all such counterparts shall together constitute the same agreement, and shall become effective when one or more counterparts have been signed by each of the parties hereto and delivered to the other parties hereto.

4.17 Captions. The captions contained in this Agreement are for convenience of reference only, shall not be deemed to be a part of this Agreement and shall not be referred to in connection with the construction or interpretation of this Agreement.

7.

4.18 Waiver. No failure on the part of the Company to exercise any power, right, privilege or remedy under this Agreement, and no delay on the part of the Company in exercising any power, right, privilege or remedy under this Agreement, shall operate as a waiver of such power, right, privilege or remedy; and no single or partial exercise of any such power, right, privilege or remedy shall preclude any other or further exercise thereof or of any other power, right, privilege or remedy. the Company shall not be deemed to have waived any claim available to the Company arising out of this Agreement, or any power, right, privilege or remedy of the Company under this Agreement, unless the waiver of such claim, power, right, privilege or remedy is expressly set forth in a written instrument duly executed and delivered on behalf of the Company; and any such waiver shall not be applicable or have any effect except in the specific instance in which it is given.

4.19 No Recourse.    Except for claims expressly provided in the Merger Agreement (including the Company’s right to enforce the Limited Guarantee with respect thereto and receive the Parent Termination Fee from the Guarantor and any rights expressly granted to the Company as a third party beneficiary to the Equity Commitment Letter), the Company agrees (a) that this Agreement may only be enforced against Stockholder (and no other Person), (b) any claim (whether in tort, contract or otherwise) for breach of this Agreement may only be made for specific performance against Stockholder in accordance with Section 4.13, (c) neither the Company nor any Company Related Party will have any other remedy against any Parent Related Party, and (d) in no event will the Company or any Company Related Party seek or obtain, nor will they permit any Representative or any other Person acting on their behalf to seek or obtain, any remedy against any Parent Related Party or against Stockholder in connection with this Agreement other than specific performance against Stockholder in accordance with Section 4.13.

4.20 [Reserved]

4.21 Irrevocable Proxy. Prior to the Expiration Date, solely in the event of a failure by Stockholder to act in accordance with the Stockholder’s obligations as to voting pursuant to Section 2.4 no later than the third business day prior to any meeting at which the stockholders of the Company will consider and vote on any of the matters described in Section 2.4, Stockholder hereby irrevocably grants to, and appoints, the Company, and any individual designated in writing by the Company, and each of them individually, as Stockholder’s proxy and attorney-in-fact (with full power of substitution and including for purposes of Section 212 of the DGCL), for and in the name, place and stead of Stockholder, to vote the Covered Securities, or grant a consent or approval in respect of the Covered Securities, in a manner consistent with this Agreement. Stockholder understands and acknowledges that the Company is entering into the Merger Agreement in reliance upon Stockholder’s execution and delivery of this Agreement. Stockholder hereby affirms that the irrevocable proxy set forth in this Section 4.21 is given in connection with the execution of the Merger Agreement, and that such irrevocable proxy is given to secure the performance of the duties of Stockholder under this Agreement. Stockholder hereby further affirms that the irrevocable proxy is coupled with an interest and may be revoked only under the circumstances set forth in the last sentence of this Section 4.21. Stockholder hereby ratifies and confirms all that such irrevocable proxy may lawfully do or cause to be done by virtue hereof. Such irrevocable proxy is executed and intended to be irrevocable in accordance with applicable Legal Requirements. Stockholder shall, upon written request by the Company, as promptly as practicable execute and deliver to the Company a separate written instrument or proxy that embodies the terms of this irrevocable proxy set forth in this Section 4.21 and is otherwise reasonably acceptable to the Company and Stockholder. Notwithstanding the foregoing, the proxy and appointment granted hereby shall be automatically revoked, without any action by Stockholder, upon the Expiration Date and the Company may terminate any proxy granted pursuant to this Section 4.21 at any time at its sole discretion by written notice to Stockholder.

8.

4.22 [Reserved].

4.23 Construction.

(a) For purposes of this Agreement, whenever the context requires: the singular number shall include the plural, and vice versa; the masculine gender shall include the feminine and neuter genders; the feminine gender shall include the masculine and neuter genders; and the neuter gender shall include masculine and feminine genders.

(b) The parties have participated jointly in negotiating and drafting this Agreement. In the event that an ambiguity or a question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the parties, and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any provision of this Agreement.

(c) As used in this Agreement, the words “include” and “including,” and variations thereof, shall not be deemed to be terms of limitation, but rather shall be deemed to be followed by the words “without limitation.”

(d) Except as otherwise indicated, all references in this Agreement to “Sections” and “Exhibits” are intended to refer to Sections of this Agreement and Exhibits to this Agreement, and the words “herein,” “hereof” and “hereunder,” and words of similar import, shall be construed to refer to this Agreement in its entirety and not to any particular provision of this Agreement. The word “or” when used in this Agreement is not exclusive. The word “extent” in the phrase “to the extent” shall mean the degree to which a subject or other thing extends, and such phrase shall not mean simply “if”.

[Signature Pages Follow]

9.

IN WITNESS WHEREOF, the parties have caused this Agreement to be executed as of the date first written above.

SUNSHINE SOFTWARE HOLDINGS, INC. By:
Name:
Title:

SIGNATURE PAGE TO VOTING AND SUPPORT AGREEMENT

IN WITNESS WHEREOF, the parties have caused this Agreement to be executed as of the date first written above.

CORNERSTONE ONDEMAND, INC. By:
Name:
Title:

SIGNATURE PAGE TO VOTING AND SUPPORT AGREEMENT

IN WITNESS WHEREOF, the parties have caused this Agreement to be executed as of the date first written above.

[STOCKHOLDER]

Signature

Printed Name

Address:

Shares of Common Stock Held of Record	Additional Securities Beneficially Owned

[•]

* Rate to include make-whole adjustment.

SIGNATURE PAGE TO VOTING AND SUPPORT AGREEMENT

EXHIBIT 10.3

VOTING AND SUPPORT AGREEMENT

THIS VOTING AND SUPPORT AGREEMENT (“Agreement”) is entered into as of August 5, 2021, by and among Sunshine Software Holdings, Inc., a Delaware corporation (“Parent”), the entities identified on the signature page hereto (each, a “Stockholder”), and Cornerstone OnDemand, Inc., a Delaware corporation (the “Company”).

RECITALS

WHEREAS, Stockholder is a holder of record and/or the “beneficial owner” (within the meaning of Rule 13d-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) of certain shares of common stock, par value $0.0001 per share (the “Common Stock”), of the Company;

WHEREAS, Parent, Sunshine Software Merger Sub, Inc., an indirect wholly owned subsidiary of Parent (“Merger Sub”), and the Company are entering into an Agreement and Plan of Merger of even date herewith (such agreement, as it may be amended, the “Merger Agreement”), which provides (subject to the conditions set forth therein) for, among other things, the merger (the “Merger”) of Merger Sub with and into the Company with the Company as the surviving company in the Merger; and

WHEREAS, Stockholder is entering into this Agreement in order to induce Parent and the Company to enter into the Merger Agreement and cause the Merger to be consummated.

NOW, THEREFORE, in consideration of the foregoing, the representations, warranties, covenants and agreements set forth in this Agreement, and other good and valuable consideration, the adequacy and receipt of which are hereby acknowledged, the parties hereby agree as follows:

AGREEMENT

SECTION 1. CERTAIN DEFINITIONS

For purposes of this Agreement:

(a) Capitalized terms used but not otherwise defined in this Agreement have the meanings assigned to such terms in the Merger Agreement.

(b) “Affiliate Agreements” shall mean the following agreements (as amended, restated, supplemented or modified from time to time) to which Stockholder or any of its Affiliates are a party: Registration Rights Agreement, dated April 22, 2020, by and between the Company, Vector Talent Holdings, L.P., and the individuals and entities party thereto, and (b) any other Contract that Stockholder is a party in its capacity as an equityholder of, or lender to, the Company, except for the Purchase Agreement, dated February 24, 2020, by and among Vector Talent Holdings, L.P. and the Company.

(c) “Covered Securities” shall mean (i) all equity securities and equity interests of the Company (including Common Stock and any equity securities convertible into or exercisable or exchangeable for Common Stock) owned (beneficially or of record) by Stockholder as of the date hereof and (ii) all additional equity securities and equity interests of the Company (including Common Stock and any equity securities convertible into or exercisable or exchangeable for Common Stock) owned (beneficially or of record) of which Stockholder acquires beneficial or record ownership during the Voting Period (including by way of bonus issue, share dividend or distribution, sub-division, recapitalization, consolidation, exchange of shares and the like).

(d) “Expiration Date” shall mean the earlier of: (i) the date on which the Merger Agreement is validly terminated in accordance with its terms; and (ii) the Effective Time.

(e) A Stockholder shall be deemed to “Own”, be the “Owner” of, or to have acquired “Ownership” of, a security if Stockholder: (i) is the record owner of such security; or (ii) is the “beneficial owner” (within the meaning of Rule 13d-3 under the Exchange Act) of such security.

(f) A Person shall be deemed to have effected a “Transfer” of a security if such Person directly or indirectly: (i) sells, assigns, offers to sell, pledges, encumbers, grants an option with respect to, transfers or disposes of such security (by operation of law or otherwise), or any interest in such security, to any Person other than Parent or Merger Sub; (ii) enters into an agreement or commitment (whether or not in writing) contemplating the possible sale of, assignment of, pledge of, encumbrance of, grant of an option with respect to, transfer of or disposition of such security or any interest therein to any Person other than Parent or Merger Sub; or (iii) reduces such Person’s beneficial ownership of, interest in or risk relating to such security.

(g) “Voting Period” shall mean the period commencing on (and including) the date of this Agreement and ending on (and including) the Expiration Date.

SECTION 2. TRANSFER OF COVERED SECURITIES AND VOTING RIGHTS

2.1 Restriction on Transfer of Covered Securities. Subject to Section 2.3, during the Voting Period, Stockholder shall not, directly or indirectly, cause or permit any Transfer of any of the Covered Securities to be effected. Without limiting the generality of the foregoing, during the Voting Period, Stockholder shall not tender, agree to tender or permit to be tendered any of the Covered Securities in response to or otherwise in connection with any tender or exchange offer.

2.2 Restriction on Transfer of Voting Rights. During the Voting Period, Stockholder shall not: (a) deposit any of the Covered Securities into a voting trust; (b) grant any proxy with respect to any of the Covered Securities; or (c) other than this Agreement, enter into any tender, voting or other similar agreement or arrangement, with respect to any of the Covered Securities.

2.3 Permitted Transfers. Section 2.1 shall not prohibit a Transfer of Covered Securities by Stockholder to one or more partners or members of Stockholder or to an affiliated entity under common control with Stockholder; provided, however, that a Transfer referred to in this sentence shall be permitted only if, (a) as a precondition to such Transfer, the transferee agrees in a written document, reasonably satisfactory in form and substance to Parent, to be bound by all of the terms of this Agreement, and (b) such Transfer is effected no later than three business days prior to the scheduled record date of the Company Stockholders Meeting (or any adjournment or postponement thereof) and does not delay, hinder or impede (i) the timely voting of the Covered Securities in accordance with Section 3.1 or (ii) the consummation of the Merger.

2.4 Other Restrictions. During the Voting Period, Stockholder shall not take any action that would make any representation or warranty of Stockholder contained herein untrue or incorrect or in any way restrict, limit or interfere with the performance of any of Stockholder’s obligations under this Agreement or the transactions contemplated hereby or by the Merger Agreement, or seek to do or solicit any of the actions prohibited in this Section 2, and agrees to notify Parent promptly, and to provide all details requested by Parent, if Stockholder shall be approached or solicited, directly or indirectly, by any Person with respect to any of the foregoing.

2.

2.5 Stop Transfer Instructions. At all times commencing with the execution and delivery of this Agreement and continuing until the Expiration Date, in furtherance of this Agreement, Stockholder hereby authorizes the Company or its counsel to notify the Company’s transfer agent that there is a stop transfer order with respect to all of the Shares (and that this Agreement places limits on the voting and transfer of the Shares), subject to the provisions hereof and provided that any such stop transfer order and notice will immediately be withdrawn and terminated by the Company following the Expiration Date and shall not apply to any Transfer permitted under Section 2.3.

2.6 Acquisition of Covered Securities. In the event that Stockholder acquires any Covered Securities (or any right or interest therein) after the execution of this Agreement, Stockholder shall promptly deliver to Parent a written notice indicating the number of such Covered Securities (or right or interest therein) acquired or received.

SECTION 3. VOTING OF COVERED SECURITIES

3.1 Voting Covenant. Stockholder hereby agrees that, during the Voting Period, at any meeting of the stockholders of the Company (and at every adjournment or postponement thereof), however called, and in any written action by consent of the stockholders of the Company, Stockholder shall cause the Covered Securities to be voted (including via proxy):

(a) in favor of (i) the Merger, (ii) each of the other actions contemplated by the Merger Agreement and (iii) any action in furtherance of any of the foregoing;

(b) against approval of any proposal made in opposition to or in competition with the Merger or the Merger Agreement and against any action or agreement that would result in a breach of any representation, warranty, covenant or obligation of the Company in the Merger Agreement; and

(c) against the following actions (other than the Merger): (i) any extraordinary corporate transaction, such as a merger, consolidation or other business combination involving the Company or any of its Subsidiaries; (ii) any sale, lease, sublease, license, sublicense or transfer of a material portion of the properties, rights or other assets of the Company or any of its Subsidiaries; (iii) any reorganization, recapitalization, dissolution or liquidation of the Company or any of its Subsidiaries; (iv) any change in the board of directors of the Company; (v) any amendment to the Company’s certificate of incorporation or bylaws or other charter or organizational documents; (vi) any change in the capitalization of the Company or the Company’s corporate structure; and (vii) any other action which is intended, or would reasonably be expected, to impede, interfere with, delay, postpone, discourage or adversely affect the Merger.

3.2 Other Voting Agreements.

(a) During the Voting Period, Stockholder shall not (i) enter into any agreement or understanding with any Person to vote or give instructions in any manner inconsistent with clause “(a),” clause “(b)” or clause “(c)” of Section 3.1, or (ii) grant a proxy or power of attorney with respect to any of the Covered Securities that is inconsistent with this Agreement, or otherwise take any other action with respect to any of the Covered Securities that would prevent the performance of any of Stockholder’s obligations hereunder or any of the actions contemplated hereby.

(b) During the Voting Period, at every meeting of the stockholders of the Company (and at every adjournment or postponement thereof), however called, Stockholder shall be represented in person or by proxy at such meeting in order for the Covered Securities to be counted as present for purposes of establishing a quorum.

3.

SECTION 4. REPRESENTATIONS AND WARRANTIES OF STOCKHOLDER

Stockholder hereby represents and warrants to Parent as follows:

4.1 Authorization, etc. Stockholder has the absolute and unrestricted right, power, authority and capacity to execute and deliver this Agreement and to perform Stockholder’s obligations hereunder. This Agreement has been duly executed and delivered by Stockholder and constitutes legal, valid and binding obligations of Stockholder, enforceable against Stockholder in accordance with its terms, subject to: (a) Legal Requirements of general application relating to bankruptcy, insolvency and the relief of debtors; and (b) rules of law governing specific performance, injunctive relief and other equitable remedies. If Stockholder is a corporation, then Stockholder is a corporation duly organized, validly existing and in good standing under the Legal Requirements of the jurisdiction in which it was organized. If Stockholder is a general or limited partnership, then Stockholder is a partnership duly organized, validly existing and in good standing under the Legal Requirements of the jurisdiction in which it was organized. If Stockholder is a limited liability company, then Stockholder is a limited liability company duly organized, validly existing and in good standing under the Legal Requirements of the jurisdiction in which it was organized. Stockholder has reviewed and understands the terms of this Agreement, and Stockholder has consulted and relied upon Stockholder’s counsel in connection with this Agreement.

4.2 No Conflicts or Consents.

(a) The execution and delivery of this Agreement by Stockholder does not, and the performance of this Agreement by Stockholder will not: (i) conflict with or violate any Legal Requirements applicable to Stockholder or by which Stockholder or any of Stockholder’s properties is or may be bound or affected; (ii) result in or constitute (with or without notice or lapse of time) any breach of or default under, or give to any other Person (with or without notice or lapse of time) any right of termination, amendment, acceleration or cancellation of, or require any notice or consent under or result (with or without notice or lapse of time) in the creation of any Encumbrance on any of the Covered Securities pursuant to, any Contract to which Stockholder is a party or by which Stockholder or any of Stockholder’s Affiliates or properties is or may be bound or affected; or (iii) conflict with or violate any provision of the articles or certificate of incorporation or formation, by-laws, limited liability company agreement or such other organizational documents of Stockholder, as applicable.

(b) The execution and delivery of this Agreement by Stockholder does not, and the performance of this Agreement by Stockholder will not, require any consent of any Person.

4.3 Title to Securities. As of the date of this Agreement: (a) Stockholder is the sole beneficial and record holder (free and clear of any Encumbrances) of the number of outstanding shares of Common Stock set forth under the heading “Shares of Common Stock Held of Record” on the signature page hereof; (b) Stockholder Owns the additional securities of the Company set forth under the heading “Additional Securities Beneficially Owned” on the signature page hereof; (c) Stockholder does not directly or indirectly Own any shares of capital stock or other securities of the Company or other right to acquire (by purchase, exercise or otherwise) any shares of capital stock or other securities of the Company, other than the shares, options, warrants, restricted stock units and other rights set forth on the signature page hereof; (d) Stockholder is not a party to any voting trusts, proxies or other agreements with respect to the voting, acquisition, disposition, registration or transfer of the outstanding shares of Common Stock or additional securities set forth on the signature page hereof; and (e) Stockholder does not have any outstanding obligations to repurchase, redeem or otherwise acquire any outstanding shares of capital stock or other ownership interests in the Company.

4.

4.4 Affiliate Agreements. None of Stockholder or any of its Affiliates is party to any Contract with the Company or any of its Subsidiaries other than the Affiliate Agreements. Each of the Affiliate Agreements is listed on Schedule 4.4 to this Agreement. Other than the obligations under the Affiliate Agreements, neither the Company nor any of its Subsidiaries owes any payments or other amounts to, or at Closing will owe any payments or other amounts to, Stockholder or any of its Affiliates.

4.5. Accuracy of Representations. The representations and warranties contained in this Agreement are accurate and complete in all respects as of the date of this Agreement, and will be accurate in all respects at all times through and including the Expiration Date as if made as of any such time or date.

SECTION 5. MISCELLANEOUS

5.1 Disclosure. Each party hereto hereby agrees to permit the other parties to publish and disclose in any press release, the Company Proxy Statement and any other filing or disclosure required under the Exchange Act generally or otherwise required in connection with the Merger Agreement and the transactions contemplated thereby (and any amendments or supplements thereto), including the Merger, identity and ownership of shares of Common Stock and other Covered Securities and the nature of Stockholder’s commitments, arrangements and understandings under this Agreement (including, for the avoidance of doubt, the disclosure of this Agreement).

5.2 No Solicit.

(a) Prior to the Expiration Date, Stockholder shall not take any action that would be a breach of Section 4.3(b) of the Merger Agreement as if such action were taken by the Company and without giving effect to Section 4.3(c). Without limiting the generality of the foregoing, if Stockholder, its Affiliates or any of their respective Representatives receives any Acquisition Proposal or any Inquiry at any time after the execution and delivery of this Agreement and prior to Closing, then Stockholder shall promptly notify Parent in writing (i) of the receipt by Stockholder, its Affiliates or their respective Representatives of such Inquiry or Acquisition Proposal (whether written or oral), (ii) any information requested by Stockholder, its Affiliates or Representatives in connection with such Acquisition Proposal or Inquiry, and (iii) any information regarding the discussions or negotiations relating to or in connection with any Inquiry or Acquisition Proposal that are sought, requested or continued, which notice shall include (A) the identity of such third party making such Inquiry or providing such Acquisition Proposal or requesting such information, (B) a summary of the material terms and conditions of any Acquisition Proposal or Inquiry and (C) copies of all draft documents or materials with respect to such Acquisition Proposal or Inquiry. The Stockholder shall thereafter keep Parent reasonably informed, on a current basis, of the status and terms of any such Acquisition Proposal or Inquiry and any negotiations related thereto, including (1) by providing on a current basis any copies of all draft documents and other agreements and other documents relating to such Acquisition Proposal or Inquiry and (2) notifying Parent promptly of any related information requests.

5.3 No Legal Action. Stockholder shall not, and shall direct its Representatives not to, bring, commence, institute, maintain, voluntarily aid or prosecute any claim, appeal or proceeding which (a) challenges the validity of or seeks to enjoin the operation of any provision of this Agreement, or (b) alleges that the execution and delivery of this Agreement by Stockholder breaches any duty that such Stockholder has (or may be alleged to have) to the Company or to the other holders of Common Stock.

5.4 Certain Adjustments. In the event of a stock split, stock dividend or distribution, or any change in the Common Stock by reason of any split-up, reverse stock split, recapitalization, combination, reclassification, exchange of shares or the like, the terms “Common Stock” and “Covered Securities” shall be deemed to refer to and include such shares as well as all such stock dividends and distributions and any securities into which or for which any or all of such shares may be changed or exchanged or which are received in such transaction.

5.

5.5 Reliance. Stockholder understands and acknowledges that Parent and the Company are entering into the Merger Agreement in reliance upon Stockholder’s execution and delivery of this Agreement and compliance with the terms hereof.

5.6 Survival of Representations, Warranties and Agreements. All representations, warranties, covenants and agreements made by Stockholder in this Agreement, and Parent’s rights and remedies with respect thereto, shall survive the Expiration Date.

5.7 Further Assurances; Notice of Certain Events. From time to time and without additional consideration, Stockholder shall execute and deliver, or cause to be executed and delivered, such additional transfers, assignments, endorsements, proxies, consents and other instruments, and shall take such further actions, as Parent may reasonably request for the purpose of carrying out and furthering the intent of this Agreement. Stockholder shall notify Parent in writing promptly of (a) any fact, event or circumstance that would constitute a breach of the representation and warranties of Stockholder under this Agreement, or (b) the receipt by Stockholder of any notice or other communication from any Person alleging that the consent of such Person is or may be required in connection with this Agreement.

5.8 Expenses. All costs and expenses incurred in connection with the transactions contemplated by this Agreement shall be paid by the party incurring such costs and expenses.

5.9 Notices. Notices, requests, instructions or other documents to be given under this Agreement shall be in writing and shall be deemed given, (a) when delivered, if delivered personally to the intended recipient, (b) upon transmission, if sent by email (provided no “bounceback” or notice of non-delivery is received) and (c) one business day later, if sent by overnight delivery via a national courier service (providing proof of delivery), and in each case, addressed to a party at the following address for such party:

if to Stockholder:

at the address set forth on the signature page hereof; and

if to Parent:

c/o Clearlake Capital Group, L.P.

Attention: Behdad Eghbali, Founder and Managing Partner

Attention: Fred Ebrahemi, Chief Operating Officer and General Counsel

233 Wilshire Boulevard, Suite 800

Santa Monica, CA 90401

Fax: (310) 400-8801

Email: behdad@clearlake.com

Email: febrahemi@clearlake.com

with a copy (which shall not constitute notice) to:

Sidley Austin LLP

1999 Avenue of the Stars

17th Floor

Los Angeles, CA 90067

Attn: Mehdi Khodadad and Scott Williams

E-mail: mkhodadad@sidley.com and swilliams@sidley.com

6.

5.10 Severability. Any term or provision of this Agreement that is invalid or unenforceable in any situation in any jurisdiction shall not affect the validity or enforceability of the remaining terms and provisions hereof or the validity or enforceability of the offending term or provision in any other situation or in any other jurisdiction. If the final judgment of a court of competent jurisdiction declares that any term or provision hereof is invalid or unenforceable, the parties hereto agree that the court making such determination shall have the power to limit the term or provision, to delete specific words or phrases, or to replace any invalid or unenforceable term or provision with a term or provision that is valid and enforceable and that comes closest to expressing the intention of the invalid or unenforceable term or provision, and this Agreement shall be enforceable as so modified. In the event such court does not exercise the power granted to it in the prior sentence, the parties hereto agree to replace such invalid or unenforceable term or provision with a valid and enforceable term or provision that will achieve, to the extent possible, the economic, business and other purposes of such invalid or unenforceable term or provision.

5.11 Entire Agreement. This Agreement, the Merger Agreement and any other documents delivered by the parties in connection herewith constitute the entire agreement between the parties with respect to the subject matter hereof and thereof and supersede all prior agreements and understandings between the parties with respect thereto.

5.12 Amendments. This Agreement may not be amended, modified, altered or supplemented other than by means of a written instrument duly executed and delivered on behalf of Parent, the Company, and Stockholder.

5.13 Assignment; Binding Effect; No Third-Party Rights. Except as provided herein, including pursuant to Section 2.3, neither this Agreement nor any of the interests or obligations hereunder may be assigned or delegated by Stockholder, and any attempted or purported assignment or delegation of any of such interests or obligations shall be void. Subject to the preceding sentence, this Agreement shall be binding upon Stockholder and Stockholder’s heirs, estate, executors and personal representatives and Stockholder’s successors and assigns, and shall inure to the benefit of Parent and its successors and assigns. Without limiting any of the restrictions set forth in Section 2, Section 3 or elsewhere in this Agreement, this Agreement shall be binding upon any Person to whom any Covered Securities are Transferred. Nothing in this Agreement is intended to confer on any Person (other than Parent, Merger Sub and their successors and assigns) any rights or remedies of any nature.

5.14 Specific Performance. The parties agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with the specific terms or were otherwise breached. Stockholder agrees that, in the event of any breach or threatened breach by Stockholder of any covenant or obligation contained in this Agreement, Parent and the Company shall be entitled, without any proof of actual damage (and in addition to any other remedy that may be available to it, including monetary damages) to obtain: (a) a decree or order of specific performance to enforce the observance and performance of such covenant or obligation; and (b) an injunction restraining such breach or threatened breach. Stockholder further agrees that none of Parent, the Company nor any other Person shall be required to obtain, furnish or post any bond or similar instrument in connection with or as a condition to obtaining any remedy referred to in this Section 5.14, and Stockholder irrevocably waives any right Stockholder may have to require the obtaining, furnishing or posting of any such bond or similar instrument.

7.

5.15 Non-Exclusivity. The rights and remedies of Parent under this Agreement are not exclusive of or limited by any other rights or remedies which it may have, whether at law, in equity, by contract or otherwise, all of which shall be cumulative (and not alternative). Without limiting the generality of the foregoing, the rights and remedies of Parent under this Agreement, and the obligations and liabilities of Stockholder under this Agreement, are in addition to their respective rights, remedies, obligations and liabilities under common law requirements and under applicable Legal Requirements.

5.16 Governing Law; Jurisdiction; Waiver of Jury Trial.

(a) This Agreement, the rights and obligations of the parties hereto under this Agreement, and any disputes arising under or relating to this Agreement shall be deemed to be made in and in all respects shall be interpreted, construed and governed by and in accordance with the Law of the State of Delaware without regard to the conflict of law principles thereof.

(b) Each of the parties (i) irrevocably submits exclusively to the jurisdiction of the Chancery Courts of the State of Delaware (the “Chancery Court”) or, if the Chancery Court declines jurisdiction, any other Delaware state court, and the federal courts of the United States of America, in each case, located in New Castle County in the State of Delaware (collectively, “Chosen Courts”) in the event any dispute arises out of this Agreement or any of the transactions contemplated hereby, (ii) agrees that it will not attempt to deny or defeat such personal jurisdiction by motion or other request for leave from any such court, (iii) agrees that it will not bring any Legal Proceeding by or before any Governmental Body relating to this Agreement or any of the transactions contemplated hereby in any court other than the Chosen Courts, (iv) waives any objection that it may now or hereafter have to the venue of any such Legal Proceeding in the Chosen Courts or that such Legal Proceeding was brought in an inconvenient court and agrees not to plead or claim the same and (v) consents to service being made through the notice procedures set forth in Section 5.9. Each of the parties hereby agrees that service of any process, summons, notice or document by U.S. registered mail to the respective addresses set forth in Section 5.9 shall be effective service of process for any Legal Proceeding in connection with this Agreement or the transactions contemplated hereby. Notwithstanding the foregoing in this Section 5.16(b), a party may commence any legal action or proceeding in a court other than the above-named courts solely for the purpose of enforcing an order or judgment issued by one of the above-named courts.

(c) EACH PARTY ACKNOWLEDGES AND AGREES THAT ANY CONTROVERSY WHICH MAY ARISE UNDER THIS AGREEMENT IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES, AND THEREFORE EACH SUCH PARTY HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY RIGHT SUCH PARTY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT, OR CONTEMPLATED BY THIS AGREEMENT. EACH PARTY CERTIFIES AND ACKNOWLEDGES THAT (i) NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER, (ii) EACH SUCH PARTY UNDERSTANDS AND HAS CONSIDERED THE IMPLICATIONS OF THIS WAIVER, (iii) EACH SUCH PARTY MAKES THIS WAIVER VOLUNTARILY AND (iv) EACH SUCH PARTY HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 5.16.

5.17 Counterparts; Effectiveness. This Agreement may be executed in any number of counterparts (including by attachment to electronic mail in portable document format (PDF)), each such counterpart being deemed to be an original instrument, and all such counterparts shall together constitute the same agreement, and shall become effective when one or more counterparts have been signed by each of the parties hereto and delivered to the other parties hereto.

8.

5.18 Captions. The captions contained in this Agreement are for convenience of reference only, shall not be deemed to be a part of this Agreement and shall not be referred to in connection with the construction or interpretation of this Agreement.

5.19 Attorneys’ Fees. If any legal action or other legal proceeding relating to this Agreement or the enforcement of any provision of this Agreement is brought against any party hereto, the prevailing party shall be entitled to recover reasonable attorneys’ fees, costs and disbursements (in addition to any other relief to which the prevailing party may be entitled).

5.20 Waiver. No failure on the part of Parent to exercise any power, right, privilege or remedy under this Agreement, and no delay on the part of Parent in exercising any power, right, privilege or remedy under this Agreement, shall operate as a waiver of such power, right, privilege or remedy; and no single or partial exercise of any such power, right, privilege or remedy shall preclude any other or further exercise thereof or of any other power, right, privilege or remedy. Parent shall not be deemed to have waived any claim available to Parent arising out of this Agreement, or any power, right, privilege or remedy of Parent under this Agreement, unless the waiver of such claim, power, right, privilege or remedy is expressly set forth in a written instrument duly executed and delivered on behalf of Parent; and any such waiver shall not be applicable or have any effect except in the specific instance in which it is given.

5.21 Independence of Obligations. The covenants and obligations of Stockholder set forth in this Agreement shall be construed as independent of any other Contract between Stockholder, on the one hand, and the Company or Parent, on the other. The existence of any claim or cause of action by Stockholder against the Company or Parent shall not constitute a defense to the enforcement of any of such covenants or obligations against Stockholder. Nothing in this Agreement shall limit any of the rights or remedies of Parent under the Merger Agreement, or any of the rights or remedies of Parent or any of the obligations of Stockholder under any agreement between Stockholder and Parent or any certificate or instrument executed by Stockholder in favor of Parent, and nothing in the Merger Agreement or in any other such agreement, certificate or instrument, shall limit any of the rights or remedies of Parent or any of the obligations of Stockholder under this Agreement.

5.22 Agreement Not to Exercise Appraisal Rights. To the extent permitted by the applicable Legal Requirements, Stockholder shall not exercise, and hereby irrevocably and unconditionally waives, any statutory rights (including under Section 262 of the DGCL) to demand appraisal of any Covered Securities that may arise in connection with the Merger. Notwithstanding the foregoing, nothing in this Agreement shall constitute, or be deemed to constitute, a waiver or release by Stockholder of any claim or cause of action against Parent or Merger Sub to the extent arising out of a breach of this Agreement by Parent.

5.23 Irrevocable Proxy. Prior to the Expiration Date, solely in the event of a failure by Stockholder to act in accordance with the Stockholder’s obligations as to voting pursuant to Section 3.1 no later than the third business day prior to any meeting at which the stockholders of the Company will consider and vote on any of the matters described in Section 3.1, Stockholder hereby irrevocably grants to, and appoints, the Company, and any individual designated in writing by the Company, and each of them individually, as Stockholder’s proxy and attorney-in-fact (with full power of substitution and including for purposes of Section 212 of the DGCL), for and in the name, place and stead of Stockholder, to vote the Covered Securities, or grant a consent or approval in respect of the Covered Securities, in a manner consistent with this Agreement. Stockholder understands and acknowledges that the Company is entering into the Merger Agreement in reliance upon Stockholder’s execution and delivery of this Agreement. Stockholder hereby affirms that the irrevocable proxy set forth in this Section 5.23 is given in connection with the execution of the Merger Agreement, and that such irrevocable proxy is given to secure the performance of the duties of Stockholder under this Agreement. Stockholder hereby further affirms that the irrevocable proxy is coupled with an interest and may be revoked only under the circumstances set forth in the last sentence of this

9.

Section 5.23. Stockholder hereby ratifies and confirms all that such irrevocable proxy may lawfully do or cause to be done by virtue hereof. Such irrevocable proxy is executed and intended to be irrevocable in accordance with applicable Legal Requirements. Stockholder shall, upon written request by the Company, as promptly as practicable execute and deliver to the Company a separate written instrument or proxy that embodies the terms of this irrevocable proxy set forth in this Section 5.23 and is otherwise reasonably acceptable to the Company and Stockholder. Notwithstanding the foregoing, the proxy and appointment granted hereby shall be automatically revoked, without any action by Stockholder, upon the Expiration Date and Company may terminate any proxy granted pursuant to this Section 5.23 at any time at its sole discretion by written notice to Stockholder.

5.24 Legal Duties and Merger Agreement; Acknowledgment.

(a) Notwithstanding anything to the contrary in this Agreement, nothing in this Agreement shall prevent any Stockholder who is a member of the Board of Directors of the Company, in his capacity as such, from (i) participating in or facilitating any action that the Company or its Board of Directors, or members thereof, are permitted to take under the Merger Agreement or (ii) taking any action that a director of the Company determines in good faith is required to take in satisfaction of his fiduciary duties or in order to comply with applicable Legal Requirements.

(b) Each of Parent, Merger Sub and the Company acknowledges that Stockholder signs this Agreement solely in his or its capacity as Owner of the Covered Securities and nothing herein shall limit or affect any actions taken by such Stockholder, or require such Stockholder to take any action, in his or her capacity as an officer or director of the Company. Parent and Merger Sub acknowledge and agree that except for representations and warranties expressly set forth in this Agreement, neither the Stockholder nor any representatives of the Stockholder have made any representation or warranty, express or implied, in connection with this Agreement, the Merger Agreement or Parent’s and the Merger Sub’s investigation of the Company. Parent and the Merger Sub acknowledge and agree that Stockholder shall have no liability to the Parent or the Merger Sub for any breach of the Merger Agreement.

5.25 Construction.

(a) For purposes of this Agreement, whenever the context requires: the singular number shall include the plural, and vice versa; the masculine gender shall include the feminine and neuter genders; the feminine gender shall include the masculine and neuter genders; and the neuter gender shall include masculine and feminine genders.

(b) The parties have participated jointly in negotiating and drafting this Agreement. In the event that an ambiguity or a question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the parties, and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any provision of this Agreement.

(c) As used in this Agreement, the words “include” and “including,” and variations thereof, shall not be deemed to be terms of limitation, but rather shall be deemed to be followed by the words “without limitation.”

(d) Except as otherwise indicated, all references in this Agreement to “Sections” and “Exhibits” are intended to refer to Sections of this Agreement and Exhibits to this Agreement, and the words “herein,” “hereof” and “hereunder,” and words of similar import, shall be construed to refer to this Agreement in its entirety and not to any particular provision of this Agreement. The word “or” when used in this Agreement is not exclusive. The word “extent” in the phrase “to the extent” shall mean the degree to which a subject or other thing extends, and such phrase shall not mean simply “if”.

10.

(e) The terms and provisions of this Agreement apply severally to each Stockholder.

[Signature Pages Follow]

11.

IN WITNESS WHEREOF, the parties have caused this Agreement to be executed as of the date first written above.

SUNSHINE SOFTWARE HOLDINGS, INC.

By:
Name:
Title:

SIGNATURE PAGE TO VOTING AND SUPPORT AGREEMENT

IN WITNESS WHEREOF, the parties have caused this Agreement to be executed as of the date first written above.

CORNERSTONE ONDEMAND, INC.

By:
Name:
Title:

SIGNATURE PAGE TO VOTING AND SUPPORT AGREEMENT

IN WITNESS WHEREOF, the parties have caused this Agreement to be executed as of the date first written above.

VECTOR CAPITAL V, L.P. By: Vector Capital Partners V, L.P., its General Partner By: Vector Capital Partners V, Ltd., its General Partner

Signature

David Baylor, Director

Address:	One Market Street Steuart Tower, 23rd Floor San Francisco, CA 94105

Shares of Common Stock Held of Record	Additional Securities Beneficially Owned
1,190,584

SIGNATURE PAGE TO VOTING AND SUPPORT AGREEMENT

IN WITNESS WHEREOF, the parties have caused this Agreement to be executed as of the date first written above.

VECTOR ENTREPRENEUR FUND V, L.P. By: Vector Capital Partners V, L.P., its General Partner By: Vector Capital Partners V, Ltd., its General Partner

Signature

David Baylor, Director

Address:	One Market Street Steuart Tower, 23rd Floor San Francisco, CA 94105

Shares of Common Stock Held of Record	Additional Securities Beneficially Owned
7,895

SIGNATURE PAGE TO VOTING AND SUPPORT AGREEMENT

EXHIBIT 10.4

SUPPORT AGREEMENT

THIS SUPPORT AGREEMENT (“Agreement”) is entered into as of August 5, 2021, by and among Sunshine Software Holdings, Inc., a Delaware corporation (“Parent”), Sunshine Software Merger Sub, Inc., an indirect and wholly owned subsidiary of Parent (“Merger Sub”), the entity identified on the signature page hereto (“Securityholder”), and Cornerstone OnDemand, Inc., a Delaware corporation (the “Company”).

RECITALS

WHEREAS, Securityholder is (a) the record and beneficial owner of $218,242,000.00 aggregate principal amount of the Convertible Notes and (b) not a holder of record nor the “beneficial owner” (within the meaning of Rule 13d-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) of any shares of common stock, par value $0.0001 per share (the “Common Stock”), of the Company (provided, however, that it is understood and agreed that (x) shares issuable from time to time pursuant to conversion of the Convertible Notes and (y) any shares of Common Stock owned of record by any director or officer of the Company are not deemed to be beneficially owned by Securityholder for any purpose of this Agreement);

WHEREAS, Parent, Merger Sub, and the Company are entering into an Agreement and Plan of Merger of even date herewith (such agreement, as amended or otherwise modified from time to time (other than, for the avoidance of doubt, by an Adverse Amendment (as defined below), the “Merger Agreement”), which provides (subject to the conditions set forth therein) for, among other things, the merger (the “Merger”) of Merger Sub with and into the Company with the Company as the surviving company in the Merger; and

WHEREAS, Securityholder is entering into this Agreement in order to induce Parent to enter into the Merger Agreement and cause the Merger to be consummated.

NOW, THEREFORE, in consideration of the foregoing, the representations, warranties, covenants and agreements set forth in this Agreement, and other good and valuable consideration, the adequacy and receipt of which are hereby acknowledged, the parties hereby agree as follows:

AGREEMENT

SECTION 1. CERTAIN DEFINITIONS

For purposes of this Agreement:

(a) Capitalized terms used but not otherwise defined in this Agreement have the meanings assigned to such terms in the Merger Agreement; provided, however, that no portfolio company (as such term is customarily understood among institutional private equity investors) of Securityholder shall be an Affiliate of Securityholder hereunder.

(b) “Affiliate Agreements” shall mean the following agreements (as amended, restated, supplemented or modified from time to time) to which Securityholder or any of its Affiliates are a party: (a) the Investment Agreement and (b) any other Contract to which Securityholder or any of its Affiliates is a party in its capacity as an equityholder of, or lender to, the Company (other than the Indenture or the Convertible Notes) (and excluding, for the avoidance of doubt, any nondisclosure agreement between the Company and Securityholder or its Affiliates and any director indemnification agreement between the Company and a director designee of Securityholder or its Affiliates).

(c) “Convertible Notes” shall mean those certain 5.75% Convertible Senior Notes Due 2023, as governed by an Indenture, dated December 8, 2017, between the Company and U.S. Bank National Association, as Trustee thereunder, as such Indenture was further amended on April 22, 2020 (as amended, restated, supplemented or otherwise modified from time to time, the “Indenture”).

(d) “Covered Securities” shall mean (i) all equity securities and equity interests of the Company (including Common Stock and any equity securities convertible into or exercisable or exchangeable for Common Stock) owned (beneficially or of record) by Securityholder as of the date hereof and (ii) all additional equity securities and equity interests of the Company (including Common Stock and any equity securities convertible into or exercisable or exchangeable for Common Stock) owned (beneficially or of record) of which Securityholder acquires beneficial or record ownership during the Voting Period (including by way of bonus issue, share dividend or distribution, sub-division, recapitalization, consolidation, exchange of shares and the like). For the avoidance of doubt, this definition of “Covered Securities” shall include the Convertible Notes.

(e) “Expiration Date” shall mean the earlier of: (i) the date on which the Merger Agreement is validly terminated in accordance with its terms; and (ii) the Effective Time.

(f) “Financing Agreement” shall mean that certain margin loan agreement entered into by Securityholder and disclosed to the Company prior to the date hereof, as amended, restated, supplemented or otherwise modified from time to time.

(g) “Investment Agreement” shall mean that certain Investment Agreement, dated November 8, 2017, by and among the Company and Silver Lake Alpine, L.P. (f/k/a Silver Lake Credit Partners, L.P.) and Silver Lake Group, L.L.C., as amended, restated, supplemented or otherwise modified from time to time.

(h) Securityholder shall be deemed to “Own”, be the “Owner” of, or to have acquired “Ownership” of, a security if Securityholder: (i) is the record owner of such security; or (ii) is the “beneficial owner” (within the meaning of Rule 13d-3 under the Exchange Act) of such security.

(i) A Person shall be deemed to have effected a “Transfer” of a security if such Person directly or indirectly: (i) sells, assigns, offers to sell, pledges, encumbers, grants an option with respect to, transfers or disposes of such security (by operation of law or otherwise), or any interest in such security, to any Person other than Parent or Merger Sub or the Company; (ii) enters into an agreement or commitment (whether or not in writing) to sell, assign, pledge, encumber, grant of an option to purchase with respect to, transfer or dispose of such security or any interest therein to any Person other than Parent or Merger Sub or the Company; or (iii) reduces such Person’s beneficial ownership of, interest in or risk relating to such security.

(j) “Voting Period” shall mean the period commencing on (and including) the date of this Agreement and ending on (and including) the Expiration Date.

2.

SECTION 2. TRANSFER OF COVERED SECURITIES AND VOTING RIGHTS

2.1 Restriction on Transfer of Covered Securities. Subject to Section 2.3, during the Voting Period, Securityholder shall not, directly or indirectly, cause or permit any Transfer of any of the Covered Securities to be effected; provided that the foregoing shall not prohibit Transfers of Covered Securities (x) pursuant to a pledge to one or more lenders under the Financing Agreement (or a collateral agent on behalf thereof) or (y) pursuant to a foreclosure (or transfer in lieu of foreclosure) by any such lender or collateral agent. Without limiting the generality of the foregoing, during the Voting Period, Securityholder shall not tender, agree to tender or permit to be tendered any of the Covered Securities for so long as such Covered Securities are owned (beneficially or of record) by Securityholder in response to or otherwise in connection with any tender or exchange offer.

2.2 Restriction on Transfer of Voting Rights. During the Voting Period, Securityholder shall not: (a) deposit any of the Covered Securities into a voting trust; (b) grant any proxy with respect to any of the Covered Securities, other than in favor of the lenders (or collateral agent) as contemplated by the Financing Agreement; or (c) other than this Agreement, enter into any tender, voting or other similar agreement or arrangement, with respect to any of the Covered Securities.

2.3 Permitted Transfers. Section 2.1 shall not prohibit a Transfer of Covered Securities by Securityholder to one or more partners or members of Securityholder or to an affiliated entity under common control with Securityholder; provided, however, that a Transfer referred to in this sentence shall be permitted only if, (a) as a precondition to such Transfer, the transferee agrees in a written document to which Parent is a party, reasonably satisfactory in form and substance to Parent and the Company, to be bound by all of the terms of this Agreement, and (b) if such Transfer relates to Common Stock, such Transfer is effected no later than three business days prior to the scheduled record date of the Company Stockholders Meeting (or any adjournment or postponement thereof) or if such Transfer relates to the Convertible Notes (unless the transferee agrees in writing for the benefit of the Company and Parent to consent to the Indenture Amendments and to cause any subsequent transferee of such Convertible Notes to consent to the Indenture Amendments), such Transfer, if made prior to receipt of any consents necessary to approve the Indenture Amendments, is effected no later than three business days prior to the record date established for the purposes of determining the holders of the Convertible Notes entitled to consent to the Indenture Amendments (as defined below) and does not delay, hinder or impede (i) the timely voting of the Covered Securities or the timely submission of consents in connection with any consent solicitation to effect the Indenture Amendments or the consummation of the Indenture Amendments or (ii) the consummation of the Merger.

2.4 Other Restrictions. During the Voting Period, Securityholder shall not take any action that would make any representation or warranty of Securityholder contained herein untrue or incorrect (except to the extent such representation or warranty is made expressly as of the date of this Agreement) or in any way restrict, limit or interfere with the performance of any of Securityholder’s obligations under this Agreement or the transactions contemplated hereby or by the Merger Agreement, seek to do or solicit any of the actions prohibited in this Section 2.

2.5. [Reserved.]

2.6 Acquisition of Covered Securities. After the execution of this Agreement until the Closing (and other than in connection with the conversion of the Convertible Notes as contemplated hereunder or pursuant to an exercise of remedies by the lenders or the collateral agent under the Financing Agreement), Securityholder agrees that it will not, directly or indirectly, convert the Convertible Notes or otherwise acquire or enter into any agreement to acquire, beneficial ownership of any shares of Common Stock or other voting equity securities of the Company; provided, that for the avoidance of doubt, this provision shall not apply in respect of any Common Stock owned of record by any director or officer of the Company. Notwithstanding anything herein to the contrary, Securityholder shall not be liable for, and the Company on behalf of itself, its affiliates, successors and Representatives hereby expressly and irrevocably waives, any breach by Securityholder of Section 4.18 of the Investment Agreement arising from, or relating to, Securityholder’s entry into, consummation of or performance of its obligations under this Agreement.

3.

SECTION 3. [Reserved.]

SECTION 4. REPRESENTATIONS AND WARRANTIES OF THE PARTIES

4.1 Representations and Warranties of Securityholder. Securityholder hereby represents and warrants to Parent and Merger Sub as follows:

4.1.1 Authorization, etc. Securityholder has all requisite power, authority and capacity to execute and deliver this Agreement and to perform Securityholder’s obligations hereunder. This Agreement has been duly executed and delivered by Securityholder and, assuming the due authorization, execution and delivery by the other parties hereto, constitutes legal, valid and binding obligations of Securityholder, enforceable against Securityholder in accordance with its terms, subject to: (a) Legal Requirements of general application relating to bankruptcy, insolvency and the relief of debtors; and (b) rules of law governing specific performance, injunctive relief and other equitable remedies. If Securityholder is a corporation, then Securityholder is a corporation duly organized, validly existing and in good standing under the Legal Requirements of the jurisdiction in which it was organized. If Securityholder is a general or limited partnership, then Securityholder is a partnership duly organized, validly existing and in good standing under the Legal Requirements of the jurisdiction in which it was organized. If Securityholder is a limited liability company, then Securityholder is a limited liability company duly organized, validly existing and in good standing under the Legal Requirements of the jurisdiction in which it was organized. Securityholder has reviewed and understands the terms of this Agreement, and Securityholder has consulted and relied upon Securityholder’s counsel in connection with this Agreement.

4.1.2 No Conflicts or Consents.

(a) The execution and delivery of this Agreement by Securityholder does not, and the performance of this Agreement by Securityholder will not: (i) conflict with or violate any Legal Requirements applicable to Securityholder or by which Securityholder or any of Securityholder’s properties is or may be bound or affected; (ii) result in or constitute (with or without notice or lapse of time) any breach of or default under, or give to any other Person (with or without notice or lapse of time) any right of termination, amendment, acceleration or cancellation of, or require any notice or consent under or result (with or without notice or lapse of time) in the creation of any Encumbrance on any of the Covered Securities pursuant to, any Contract to which Securityholder is a party or by which Securityholder or any of Securityholder’s Affiliates or properties is or may be bound or affected, except for such consents or waivers as shall be obtained on or prior to the date hereof in respect of the Financing Agreement; or (iii) conflict with or violate any provision of the articles or certificate of incorporation or formation, by-laws, limited liability company agreement or such other organizational documents of Securityholder, as applicable, except, with respect to clauses (i) and (ii), for such exceptions that, individually or in the aggregate, would not have a material adverse effect on the ability of Securityholder to perform its obligations under this Agreement.

(b) The execution and delivery of this Agreement by Securityholder does not, and the performance of this Agreement by Securityholder will not, require any consent (other than customary corporate or equivalent authorization) of any Person other than the consent under the Financing Agreement obtained as of the date hereof. Securityholder has obtained all necessary consents and approvals under the Financing Agreement to enter into this Agreement and perform its obligations hereunder. A copy of such consent has been provided to the Company and Parent.

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(c) Securityholder is not party to any Contract that would limit or prevent Securityholder from effecting the Indenture Amendments, other than the Financing Agreement, under which the administrative agent’s consent to the Indenture Amendments has been obtained.

4.1.3 Title to Securities. As of the date of this Agreement: (a) Securityholder does not hold or beneficially own any shares of Common Stock or other voting equity securities of the Company (provided, however, that for the avoidance of doubt, (x) any shares of Common Stock issuable pursuant to conversion of the Convertible Notes and (y) any shares of Common Stock owned of record by any director or officer of the Company are not deemed to be beneficially owned by Securityholder for any purpose of this Agreement); (b) Securityholder is the holder of the Convertible Notes with an outstanding principal amount as of the date hereof as set forth under the heading “Principal Amount” on the signature page hereof; and (c) other than the Convertible Notes, Securityholder does not have any outstanding obligations to repurchase, redeem or otherwise acquire any outstanding shares of capital stock or other ownership interests in the Company.

4.1.4. [Reserved.]

4.1.5 Affiliate Agreements. None of Securityholder or any of its Affiliates is party to any Contract with the Company or any of its Subsidiaries other than the Affiliate Agreements. Each of the Affiliate Agreements, other than the Investment Agreement, is listed on Schedule A hereto. Other than the obligations under the Affiliate Agreements, the Indenture, the Convertible Notes and this Agreement, neither the Company nor any of its Subsidiaries owes any payments or other amounts to, or at Closing will owe any payments or other amounts to, Securityholder or any of its Affiliates.

4.1.6. Accuracy of Representations. The representations and warranties of Securityholder contained in this Agreement are accurate and complete in all respects as of the date of this Agreement, and except where expressly made as of the date of this Agreement, will be accurate in all respects at all times through and including the Expiration Date as if made as of any such time or date.

4.2 Representations and Warranties of Parent and Merger Sub. Parent and Merger Sub hereby represent and warrant to Securityholder and the Company as follows:

4.2.1 Authorization, etc. Each of Parent and Merger Sub has all requisite power, authority and capacity to execute and deliver this Agreement and to perform its obligations hereunder. This Agreement has been duly executed and delivered by each of Parent and Merger Sub and, assuming the due authorization, execution and delivery by the other parties hereto, constitutes legal, valid and binding obligations of each of Parent and Merger Sub, enforceable against each of Parent and Merger Sub in accordance with its terms, subject to: (a) Legal Requirements of general application relating to bankruptcy, insolvency and the relief of debtors; and (b) rules of law governing specific performance, injunctive relief and other equitable remedies. Each of Parent and Merger Sub is duly organized, validly existing and in good standing under the Legal Requirements of the jurisdiction in which it was organized. Each of Parent and Merger Sub has reviewed and understands the terms of this Agreement, and each of Parent and Merger Sub has consulted and relied upon its counsel in connection with this Agreement.

4.2.2 No Conflicts or Consents.

(a) The execution and delivery of this Agreement by each of Parent and Merger Sub does not, and the performance of this Agreement by each of Parent and Merger Sub will not: (i) conflict with or violate any Legal Requirements applicable to Parent or Merger Sub or by which Parent or Merger Sub or any of Parent’s or Merger Sub’s properties is or may be bound or affected; (ii) result in or constitute (with

5.

or without notice or lapse of time) any breach of or default under, or give to any other Person (with or without notice or lapse of time) any right of termination, amendment, acceleration or cancellation of, or require any notice or consent under or result (with or without notice or lapse of time) in the creation of any Encumbrance pursuant to, any Contract to which Parent or Merger Sub is a party or by which Parent or Merger Sub or any of Parent’s or Merger Sub’s Affiliates or properties is or may be bound or affected; or (iii) conflict with or violate any provision of the articles or certificate of incorporation or formation, by-laws, limited liability company agreement or such other organizational documents of Parent or Merger Sub, as applicable, except, with respect to clauses (i) and (ii), for such exceptions that, individually or in the aggregate, would not have a material adverse effect on the ability of Parent or Merger Sub to perform its obligations under this Agreement.

(b) The execution and delivery of this Agreement by each of Parent and Merger Sub does not, and the performance of this Agreement by each of Parent and Merger Sub will not, require any consent (other than customary corporate or equivalent authorization) of any Person.

4.2.3 Sufficiency of Proceeds. The representations and warranties of each of Parent and Merger Sub set forth in Section 3.8 (Sufficiency of Proceeds) of the Merger Agreement shall be true and correct.

4.2.4 Accuracy of Representations. The representations and warranties of each of Parent and Merger Sub contained in this Agreement are accurate and complete in all respects as of the date of this Agreement, and except where expressly made as of the date of this Agreement, will be accurate in all respects at all times through and including the Expiration Date as if made as of any such time or date.

4.3 Representations and Warranties of the Company. The Company hereby represents and warrants to Securityholder, Parent and Merger Sub as follows:

4.3.1 Authorization, etc. The Company has all requisite power, authority and capacity to execute and deliver this Agreement and to perform its obligations hereunder. This Agreement has been duly executed and delivered by the Company and, assuming the due authorization, execution and delivery by the other parties hereto, constitutes legal, valid and binding obligations of the Company, enforceable against the Company in accordance with its terms, subject to: (a) Legal Requirements of general application relating to bankruptcy, insolvency and the relief of debtors; and (b) rules of law governing specific performance, injunctive relief and other equitable remedies. The Company is duly organized, validly existing and in good standing under the Legal Requirements of the jurisdiction in which it was organized. The Company has reviewed and understands the terms of this Agreement, and the Company has consulted and relied upon its counsel in connection with this Agreement.

4.3.2 No Conflicts or Consents.

(a) The execution and delivery of this Agreement by the Company does not, and the performance of this Agreement by the Company will not: (i) conflict with or violate any Legal Requirements applicable to the Company or by which the Company or any of the Company’s properties is or may be bound or affected; (ii) result in or constitute (with or without notice or lapse of time) any breach of or default under, or give to any other Person (with or without notice or lapse of time) any right of termination, amendment, acceleration or cancellation of, or require any notice or consent under or result (with or without notice or lapse of time) in the creation of any Encumbrance pursuant to, any Contract to which the Company is a party or by which the Company or any of the Company’s Affiliates or properties is or may be bound or affected; or (iii) conflict with or violate any provision of the articles or certificate of incorporation or formation, by-laws, limited liability company agreement or such other organizational documents of the Company, as applicable, except, with respect to clauses (i) and (ii), for such exceptions that, individually or in the aggregate, would not have a material adverse effect on the ability of the Company to perform its obligations under this Agreement.

6.

(b) The execution and delivery of this Agreement by the Company does not, and the performance of this Agreement by the Company will not, require any consent (other than customary corporate or equivalent authorization) of any Person.

4.3.3 Conversion Rate. As of the date of this Agreement, (a) the “Conversion Rate” of the Convertible Notes means 23.8095 prior to calculating any Make-Whole Applicable Increase (as defined in the Indenture), and (b) there has been no event to occur that has caused, or will give rise to, the Conversion Rate to be adjusted under Article 10 of the Indenture or otherwise (excluding the Merger).

4.3.4 Accuracy of Representations. The representations and warranties of the Company contained in this Agreement are accurate and complete in all respects as of the date of this Agreement, and except where expressly made as of the date of this Agreement, will be accurate in all respects at all times through and including the Expiration Date as if made as of any such time or date.

SECTION 5. MISCELLANEOUS

5.1 Disclosure. Each party hereto hereby agrees to permit the other parties to publish and disclose in any press release, the Company Proxy Statement and any other filing or disclosure required under the Exchange Act generally or otherwise required in connection with the Merger Agreement and the transactions contemplated thereby (and any amendments or supplements thereto) (including the Merger), the identity of the parties, Securityholder’s ownership of the Convertible Notes and the nature of the parties’ commitments, arrangements and understandings under this Agreement (including, for the avoidance of doubt, the disclosure of the existence of (or, to the extent required by Legal Requirement, a copy of) this Agreement).

5.2. [Reserved.]

5.3 No Legal Action. Securityholder shall not, and shall direct its Representatives not to, bring, commence, institute, maintain, voluntarily aid or prosecute (collectively, “Litigate”) any claim, appeal or proceeding which (a) challenges the validity of any provision of this Agreement, or (b) alleges that the execution and delivery of this Agreement by Securityholder breaches any duty that such Securityholder has (or may be alleged to have) to the Company or to holders of Common Stock; provided, that this Section 5.3 shall not (a) be deemed a waiver of any rights of Securityholder or its Representatives for any breach of this Agreement or the Merger Agreement by Parent, Merger Sub, the Company or any of their respective affiliates or successors or (b) restrict the ability of Securityholder or its Representatives to Litigate in connection with any claim, appeal or proceeding brought against it or its Representatives in connection with this Agreement or the Merger Agreement.

5.4 Certain Adjustments. In the event of a stock split, stock dividend or distribution, or any change in the Common Stock by reason of any split-up, reverse stock split, recapitalization, combination, reclassification, exchange of shares or the like, the terms “Common Stock” and “Covered Securities” shall be deemed to refer to and include such shares as well as all such stock dividends and distributions and any securities into which or for which any or all of such shares may be changed or exchanged or which are received in such transaction.

7.

5.5 Reliance. Securityholder understands and acknowledges that Parent is entering into the Merger Agreement in reliance upon Securityholder’s execution and delivery of this Agreement and compliance with the terms hereof.

5.6 Survival of Representations, Warranties and Agreements. All representations, warranties, covenants and agreements made by each party in this Agreement, and the other parties’ rights and remedies with respect thereto, shall survive until (and shall terminate upon) the termination of this Agreement; provided, that nothing herein shall relieve any party of liability for (i) any breach of any such covenant or agreement before it terminated or (ii) any inaccuracy or breach of any such representation or warranty to the extent that any good faith allegation of such inaccuracy or breach is made in writing prior to such expiration. Notwithstanding anything herein to the contrary, nothing in this Agreement shall be applicable to or in respect of, and no representation, warranty, covenant or agreement is hereby made in respect of, any shares of Common Stock held of record by any director or officer of the Company.

5.7. [Reserved.]

5.8 Expenses. Securityholder shall be entitled to reimbursement from the Company of all reasonable and documented out-of-pocket expenses (including attorneys’ fees) incurred by Securityholder or its affiliates in connection with the transactions contemplated pursuant to this Agreement, including all reasonable and documented out-of-pocket expenses related to the structuring, drafting, negotiating and entry into this Agreement and any related amendment of the Indenture or other similar documents as contemplated by this Agreement, which the Company shall do promptly and in any event within five (5) business days of such request from Securityholder. At or promptly following the Closing, the Company shall reimburse all such fees incurred by Securityholder and its affiliates in connection with the foregoing to the extent not previously paid under this Section 5.8.

5.9 Notices. Notices, requests, instructions or other documents to be given under this Agreement shall be in writing and shall be deemed given, (a) when delivered, if delivered personally to the intended recipient, (b) upon transmission, if sent by email (provided no “bounceback” or notice of non-delivery is received) and (c) one business day later, if sent by overnight delivery via a national courier service (providing proof of delivery), and in each case, addressed to a party at the following address for such party (or to such other address as such party may hereafter specify for such purpose from time to time):

if to Securityholder:

Name:	SLA CM Chicago Holdings, L.P.
Address:	c/o Silver Lake
55 Hudson Yards
550 West 34th Street, 40th Floor
New York, NY 10001
Attn:	Andy Schader
E-mail:	andy.schader@silverlake.com

with a copy (which shall not constitute notice) to:

Simpson Thacher & Bartlett LLP

2475 Hanover Street

Palo Alto, CA 94304

Attn:     Robert Langdon

     Daniel N. Webb

E-mail: robert.langdon@stblaw.com

     dwebb@stblaw.com

8.

if to the Company (prior to the Effective Time):

Name:	Cornerstone OnDemand, Inc.
Address:	1601 Cloverfield Blvd., Suite 600S
Santa Monica, CA 90404
Attn:	Adam Weiss, Chief Administrative Officer & General Counsel
E-mail:	aweiss@csod.com

with a copy (which shall not constitute notice) to:

Cooley LLP

3 Embarcadero Center, 20th Floor

San Francisco, CA 94111

Attn:     Jamie Leigh; Ben Beerle

E-mail: jleigh@cooley.com; bbeerle@cooley.com

if to Parent or Merger Sub (or following the Effective Time, the Company):

Address:	c/o Clearlake Capital Group, L.P.
233 Wilshire Boulevard, Suite 800
Santa Monica, CA 90401
Attn:	Behdad Eghbali, Founder and Managing Partner
E-mail:	behdad@clearlake.com
Attn:	Fred Ebrahemi, Chief Operating Officer and General Counsel
E-mail:	febrahemi@clearlake.com

with a copy (which shall not constitute notice) to:

Sidley Austin LLP

1999 Avenue of the Stars

17th Floor

Los Angeles, CA 90067

Attn: Mehdi Khodadad and Scott Williams

E-mail: mkhodadad@sidley.com and swilliams@sidley.com

5.10 Severability. Any term or provision of this Agreement that is invalid or unenforceable in any situation in any jurisdiction shall not affect the validity or enforceability of the remaining terms and provisions hereof or the validity or enforceability of the offending term or provision in any other situation or in any other jurisdiction. If the final judgment of a court of competent jurisdiction declares that any term or provision hereof is invalid or unenforceable, the parties hereto agree that the court making such determination shall have the power to limit the term or provision, to delete specific words or phrases, or to replace any invalid or unenforceable term or provision with a term or provision that is valid and enforceable and that comes closest to expressing the intention of the invalid or unenforceable term or provision, and this Agreement shall be enforceable as so modified. In the event such court does not exercise the power granted to it in the prior sentence, the parties hereto agree to replace such invalid or unenforceable term or provision with a valid and enforceable term or provision that will achieve, to the extent possible, the economic, business and other purposes of such invalid or unenforceable term or provision.

9.

5.11 Entire Agreement. This Agreement, the Merger Agreement, the Indenture, the Investment Agreement and any other documents delivered by the parties in connection herewith constitute the entire agreement between the parties with respect to the subject matter hereof and thereof and supersede all prior agreements and understandings between the parties with respect thereto.

5.12 Amendments. This Agreement may not be amended, modified, altered or supplemented other than by means of a written instrument duly executed and delivered on behalf of Parent and Securityholder.

5.13 Assignment; Binding Effect; No Third-Party Rights. Except as provided herein, including pursuant to Section 2.3, neither this Agreement nor any of the interests or obligations hereunder may be assigned or delegated by any party, and any attempted or purported assignment or delegation of any of such interests or obligations shall be void. Subject to the preceding sentence, this Agreement shall be binding upon each party’s successors and assigns, and shall inure to the benefit of each party and its successors and assigns. Without limiting any of the restrictions set forth in Section 2, Section 3 or elsewhere in this Agreement, this Agreement shall be binding upon any Person to whom any Covered Securities are Transferred; provided that in no event shall this Agreement be binding upon the lenders (or collateral agent) under the Financing Agreement, nor any transferee thereof upon any foreclosure (or transfer in lieu of foreclosure). Nothing in this Agreement is intended to confer on any Person (other than the parties and their successors and assigns) any rights or remedies of any nature. This Agreement may only be enforced against, and any claim or cause of action based upon, arising out of, or related to this Agreement or the transactions contemplated hereby may only be brought against the entities that are expressly named as parties hereto and their respective successors and assigns (including any Person that executes and delivers a joinder to this Agreement). Except as set forth in the immediately preceding sentence, no past, present or future director, officer, employee, incorporator, member, partner, stockholder, affiliate, agent, attorney, advisor or representative of any party hereto (collectively, the “Specified Persons”) shall have any liability for any obligations or liabilities of any party hereto under this Agreement or for any claim based on, in respect of, or by reason of, the transactions contemplated hereby.

5.14 Specific Performance. The parties agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with the specific terms or were otherwise breached. Each party agrees that, in the event of any breach or threatened breach by a party of any covenant or obligation contained in this Agreement, the other parties shall be entitled, without any proof of actual damage (and in addition to any other remedy that may be available to it, including monetary damages) to seek to obtain: (a) a decree or order of specific performance to enforce the observance and performance of such covenant or obligation; and (b) an injunction restraining such breach or threatened breach. Each party further agrees that neither the parties nor any other Person shall be required to obtain, furnish or post any bond or similar instrument in connection with or as a condition to obtaining any remedy referred to in this Section 5.14, and each party irrevocably waives any right it may have to require the obtaining, furnishing or posting of any such bond or similar instrument.

5.15 Non-Exclusivity. The rights and remedies of each party under this Agreement are not exclusive of or limited by any other rights or remedies which it may have, whether at law, in equity, by contract or otherwise, all of which shall be cumulative (and not alternative). Without limiting the generality of the foregoing, the rights and remedies of each party under this Agreement, and the obligations and liabilities of the other parties under this Agreement, are in addition to their respective rights, remedies, obligations and liabilities under common law requirements and under applicable Legal Requirements.

5.16 Governing Law; Jurisdiction; Waiver of Jury Trial.

(a) This Agreement, the rights and obligations of the parties hereto under this Agreement, and any disputes arising under or relating to this Agreement shall be deemed to be made in and in all respects shall be interpreted, construed and governed by and in accordance with the Law of the State of Delaware without regard to the conflict of law principles thereof.

10.

(b) Each of the parties (i) irrevocably submits exclusively to the jurisdiction of the Chancery Courts of the State of Delaware (the “Chancery Court”) or, if the Chancery Court declines jurisdiction, any other Delaware state court, and the federal courts of the United States of America, in each case, located in New Castle County in the State of Delaware (collectively, “Chosen Courts”) in the event any dispute arises out of this Agreement or any of the transactions contemplated hereby, (ii) agrees that it will not attempt to deny or defeat such personal jurisdiction by motion or other request for leave from any such court, (iii) agrees that it will not bring any Legal Proceeding by or before any Governmental Body relating to this Agreement or any of the transactions contemplated hereby in any court other than the Chosen Courts, (iv) waives any objection that it may now or hereafter have to the venue of any such Legal Proceeding in the Chosen Courts or that such Legal Proceeding was brought in an inconvenient court and agrees not to plead or claim the same and (v) consents to service being made through the notice procedures set forth in Section 5.9. Each of the parties hereby agrees that service of any process, summons, notice or document by U.S. registered mail to the respective addresses set forth in Section 5.9 shall be effective service of process for any Legal Proceeding in connection with this Agreement or the transactions contemplated hereby. Notwithstanding the foregoing in this Section 5.16(b), a party may commence any legal action or proceeding in a court other than the above-named courts solely for the purpose of enforcing an order or judgment issued by one of the above-named courts.

(c) EACH PARTY ACKNOWLEDGES AND AGREES THAT ANY CONTROVERSY WHICH MAY ARISE UNDER THIS AGREEMENT IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES, AND THEREFORE EACH SUCH PARTY HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY RIGHT SUCH PARTY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT, OR CONTEMPLATED BY THIS AGREEMENT. EACH PARTY CERTIFIES AND ACKNOWLEDGES THAT (i) NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER, (ii) EACH SUCH PARTY UNDERSTANDS AND HAS CONSIDERED THE IMPLICATIONS OF THIS WAIVER, (iii) EACH SUCH PARTY MAKES THIS WAIVER VOLUNTARILY AND (iv) EACH SUCH PARTY HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 5.16.

5.17 Counterparts; Effectiveness. This Agreement may be executed in any number of counterparts (including by attachment to electronic mail in portable document format (PDF)), each such counterpart being deemed to be an original instrument, and all such counterparts shall together constitute the same agreement, and shall become effective when one or more counterparts have been signed by each of the parties hereto and delivered to the other parties hereto.

5.18 Captions. The captions contained in this Agreement are for convenience of reference only, shall not be deemed to be a part of this Agreement and shall not be referred to in connection with the construction or interpretation of this Agreement.

5.19. [Reserved.]

5.20 Waiver. No failure on the part of any party to exercise any power, right, privilege or remedy under this Agreement, and no delay on the part of any party in exercising any power, right, privilege or remedy under this Agreement, shall operate as a waiver of such power, right, privilege or remedy; and no single or

11.

partial exercise of any such power, right, privilege or remedy shall preclude any other or further exercise thereof or of any other power, right, privilege or remedy. A party shall not be deemed to have waived any claim available to such party arising out of this Agreement, or any power, right, privilege or remedy of such party under this Agreement, unless the waiver of such claim, power, right, privilege or remedy is expressly set forth in a written instrument duly executed and delivered on behalf of such party; and any such waiver shall not be applicable or have any effect except in the specific instance in which it is given.

5.21 Independence of Obligations. The covenants and obligations of each party set forth in this Agreement shall be construed as independent of any other Contract between such party, on the one hand, and the any of the other parties, on the other. The existence of any claim or cause of action by a party against another party shall not constitute a defense to the enforcement of any of such covenants or obligations against such party. Nothing in this Agreement shall limit any of the rights or remedies under the Merger Agreement of any of the parties thereto, or except as expressly stated otherwise herein, any of the rights or remedies or any of the obligations under any agreement between the parties or any certificate or instrument executed by a party in favor of another party, and nothing in the Merger Agreement or in any other such agreement, certificate or instrument, shall limit any of the rights or remedies or any of the obligations of under this Agreement.

5.22. [Reserved.]

5.23. Further Assurances. Subject to the terms and conditions of this Agreement, upon request of the Company, each party shall use its reasonable best efforts to take, or cause to be taken, all actions, and to do, or cause to be done, all things reasonably necessary on such party’s part to fulfill such party’s obligations under this Agreement.

5.24 Legal Duties and Merger Agreement; Acknowledgment.

(a) Notwithstanding anything to the contrary in this Agreement, nothing in this Agreement shall prevent any person associated with Securityholder who is a member of the Board of Directors of the Company, in his capacity as such, from (i) participating in or facilitating any action that the Company or its Board of Directors, or members thereof, are permitted to take under the Merger Agreement or (ii) taking any action that a director of the Company determines in good faith is required to take in satisfaction of his fiduciary duties or in order to comply with applicable Legal Requirements.

(b) Each of Parent, Merger Sub and the Company acknowledges that Securityholder signs this Agreement solely in its capacity as Owner of the Covered Securities and nothing herein shall limit or affect any actions taken by any person associated with Securityholder, or require any such person associated with Securityholder to take any action, in his or her capacity as an officer or director of the Company. Parent and Merger Sub acknowledge and agree that except for representations and warranties expressly set forth in this Agreement, neither the Securityholder nor any representatives of the Securityholder have made any representation or warranty, express or implied, in connection with this Agreement, the Merger Agreement or Parent’s and the Merger Sub’s investigation of the Company. Parent and the Merger Sub acknowledge and agree that Securityholder shall have no liability to the Parent or the Merger Sub for any breach of the Merger Agreement.

5.25 Convertible Notes; Affiliate Agreements. Securityholder covenants, acknowledges and agrees, that:

(a) At the Effective Time, to the extent the Convertible Notes do not automatically convert in accordance with the Automatic Conversion provisions described below, Securityholder shall, and shall cause its Affiliates to, sell to the Company, and the Company shall purchase, all of the Convertible Notes owned by Securityholder or any of its Affiliates at the Effective Time in exchange for a purchase price equal to, for

12.

each $1,000 principal amount of Convertible Notes so sold, an amount equal to the Conversion Rate (as defined in the Indenture) on the Conversion Date (as defined in the Indenture) (and shall be increased pursuant to Section 10.14 of the Indenture in respect of the transactions contemplated by the Merger Agreement as if such Convertible Notes had been converted during the Make-Whole Conversion Period (as defined in the Indenture) relating to the Merger), multiplied by the price paid per share of Common Stock in the Merger pursuant to the Merger Agreement (i.e., the Merger Consideration), plus all unpaid interest accrued on such Convertible Notes to, but excluding, such date, which purchase price shall be payable in cash to the Securityholder on the Closing Date (such date of payment, the “Payment Date”). For purposes of the foregoing calculation of the purchase price and for the avoidance of doubt, the parties agree that the Merger shall constitute a Make-Whole Fundamental Change under the Indenture. Securityholder and the Company agree that, in the event the Payment Date for such repurchase occurs after a record date for payment of interest with respect to the Convertible Notes so repurchased but on or before the related scheduled interest payment date provided for under the Indenture, the Company shall pay accrued and unpaid interest on the Convertible Notes so repurchased in accordance with the Indenture (in lieu of paying such accrued interest on the Payment Date).

(b) Securityholder hereby consents to amend the Indenture (including by way of supplemental indenture), to:

(A) provide that:

(1) if the Merger is consummated with payment to the holders of Common Stock of cash at a price per share of Common Stock (as adjusted for stock splits, stock dividends or reverse stock splits and combinations) not less than the price per share of Common Stock provided in the Merger Agreement as of August 5, 2021, then, effective at the Effective Time, all outstanding SL Securities (as defined in the Indenture) shall automatically be converted in accordance with the Indenture, which, for the avoidance of doubt, shall entitle holders of the SL Securities (as defined in the Indenture) to receive as consideration for such conversion cash in an amount as provided by Section 10.11 of the Indenture giving effect to the Merger at the then applicable Conversion Rate, increased pursuant to Section 10.14 of the Indenture in respect of the Merger (the “Automatic Conversion”),

(2) the consideration for the Automatic Conversion shall be paid to the holders of the SL Securities on the Closing Date, and

(3) SL Securities cannot be exchanged for, and beneficial interests in Global Securities (as defined in the Indenture) that are SL Securities cannot be exchanged for, Securities that are not SL Securities and that SL Securities need not be held, and beneficial interests in Global Securities (as defined in the Indenture) that are SL Securities need not be held, by Persons (as defined in the Indenture) who are Purchasers (as defined in the Indenture) or Affiliates (as defined in the Indenture) of Purchasers, and provide that the transfer and exchange provisions and forms contained in the Indenture shall be modified accordingly, and

(4) upon conversion of the Convertible Notes on the Closing Date pursuant to an Automatic Conversion, the Company will pay to each converting holder of Convertible Notes accrued but unpaid interest on such Convertible Notes to, but excluding, the Closing Date, and that, in connection with such conversion, the last sentence of Section 10.02(d) of the Indenture will not apply, and

(B) add at the end of Section 4.07 of the Indenture the following words, “Notwithstanding anything to the contrary in this Section 4.07, this Section 4.07 shall not apply from and after the Closing (as defined in the Agreement and Plan of Merger, dated as of August 5, 2021, among Sunshine Software

13.

Holdings, Inc. (“Parent”), Sunshine Software Merger Sub, Inc. (“Merger Sub”) and the Company (as it may be amended from time to time, the “Merger Agreement”)) and shall not restrict any further incurrence of Indebtedness from time to time in such amounts as determined by the Company, provided that (x) such Closing occurs prior to the date that is five (5) business days following February 5, 2022, and (y) on the date of such Closing, some or all of the proceeds of any borrowing by the Company on the date of Closing (as defined in the Merger Agreement) and other available funds are deposited with the Paying Agent (as defined in the Merger Agreement) for payment of the Merger Consideration (as defined in the Merger Agreement) at a price per share of Common Stock (as adjusted for stock splits, stock dividends, reverse stock splits and combinations) converted into the right to receive the Merger Consideration that is not less than the price per share of Common Stock provided in the Merger Agreement as of August 5, 2021, to repay outstanding Indebtedness of the Company and its Subsidiaries to the extent required by the Merger Agreement, and to pay in full on the date of Closing the consideration due upon conversion or repurchase of the SL Securities in connection with the Merger (as defined in the Merger Agreement) (which consideration due shall be (I) in the case of a conversion, the amount described in Section 5.25(b)(A)(1) and (A)(4) of each of the Support Agreements, dated as of August 5, 2021 among Sunshine Software Holdings, Inc. Sunshine Software Merger Sub, Inc., the Company and, respectively, SLA CM Chicago Holdings, L.P. and SLA Chicago Co-Invest II, L.P. (the “Support Agreements”) and (II) in the case of a repurchase, the amount described in Section 5.25(a) of the Support Agreements (subject, as to timing, to the last sentence of such 5.25(a), as applicable)), and to pay expenses related to the transactions contemplated by the Merger Agreement to the extent required by the Merger Agreement.”

Securityholder acknowledges that this Section 5.25(b) is intended to be (i) a consent contemplated by Article 9 of the Indenture to each of the foregoing amendments described in clauses (A) and (B) above (each an “Indenture Amendment” and collectively, the “Indenture Amendments”) upon which the Company and the Trustee (as defined in the Indenture) can conclusively rely in connection with effecting the Indenture Amendments and that the Company intends to (unless Parent otherwise requests in writing) effect both Indenture Amendments (the Indenture Amendments so effected, the “applicable Indenture Amendments”) and (ii) irrevocable as long as this Agreement is in effect. Securityholder agrees to use reasonable best efforts to take all actions reasonably necessary on its part to cause the applicable Indenture Amendments to be effective in a manner reasonably requested by Parent or the Company as promptly as practicable after the public announcement of the Merger Agreement and in any event no later than 25 business days after the date hereof, and to take all action required on its part, in the case of the distribution of a consent solicitation, to cause the submission of consents in accordance with the applicable procedures of the Depository (as defined in the Indenture) promptly after the distribution thereof through the facilities of the Depository). Securityholder and the Company agree that (x) Section 4.14 of the Investment Agreement shall be of no further effect from and after the date of this Agreement and (y) the Company shall execute a waiver of the covenant, agreement and acknowledgement of the lender(s) in Section 10 of the issuer agreement(s) between the Company and the lenders under the Financing Agreement, effective from and after the date of this Agreement.

(c) Securityholder hereby agrees to take any and all actions to cause all of the Affiliate Agreements to be terminated (without payment or other consideration or concession by Parent, the Company or any of their Subsidiaries except as otherwise provided herein or therein), effective as of and contingent upon the Closing and payment of the consideration payable in respect of the Automatic Conversion, such that such agreements shall be of no further force or effect immediately thereafter, except for (i) any rights, obligations or other provisions that survive termination of such agreements by their terms, (ii) unpaid expense reimbursement or other fees or compensation owed to Securityholder or its affiliates or representatives, including any director designee, (iii) any indemnification provisions inuring to the benefit of Securityholder, its affiliates or representatives, including any director designee, in connection with Securityholder’s investment in the Company and (iv) to the extent that a party thereunder may seek recourse for any breach thereof.

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(d) If the Closing occurs, this Section 5.25 shall survive any Expiration Date to the extent necessary for performance of this Section 5.25 to be completed.

5.26. Registration Waiver. After the execution of this Agreement and until termination of this Agreement in accordance with its terms, Securityholder, on behalf of itself and its affiliates, waives any requirement of the Company to register the Convertible Notes for resale and any event of default in relation thereto.

5.27 Construction.

(a) For purposes of this Agreement, whenever the context requires: the singular number shall include the plural, and vice versa; the masculine gender shall include the feminine and neuter genders; the feminine gender shall include the masculine and neuter genders; and the neuter gender shall include masculine and feminine genders.

(b) The parties have participated jointly in negotiating and drafting this Agreement. In the event that an ambiguity or a question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the parties, and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any provision of this Agreement.

(c) As used in this Agreement, the words “include” and “including,” and variations thereof, shall not be deemed to be terms of limitation, but rather shall be deemed to be followed by the words “without limitation.”

(d) Except as otherwise indicated, all references in this Agreement to “Sections” and “Exhibits” are intended to refer to Sections of this Agreement and Exhibits to this Agreement, and the words “herein,” “hereof” and “hereunder,” and words of similar import, shall be construed to refer to this Agreement in its entirety and not to any particular provision of this Agreement. The word “or” when used in this Agreement is not exclusive. The word “extent” in the phrase “to the extent” shall mean the degree to which a subject or other thing extends, and such phrase shall not mean simply “if”.

5.28 Termination. This Agreement shall terminate automatically upon the first to occur of (a) the termination of the Merger Agreement in accordance with its terms, (b) the later of (i) the Effective Time and (ii) the performance by all parties of all obligations hereunder, (c) the date that is five (5) business days following February 5, 2022 and (d) the date of any Adverse Amendment. An “Adverse Amendment” means an amendment or modification to the Merger Agreement or a document ancillary thereto, or a waiver of a provision therein, in a manner that (i) decreases the amount or changes the kind of consideration to be paid to the Company’s stockholders in connection with the Merger, or (ii) increases the obligations or liabilities of Securityholder under this Agreement.

[Signature Pages Follow]

15.

IN WITNESS WHEREOF, the parties have caused this Agreement to be executed as of the date first written above.

SUNSHINE SOFTWARE HOLDINGS, INC. By: /s/ Behdad Eghbali

Name: Behdad Eghbali

Title: Vice President

SUNSHINE SOFTWARE MERGER SUB, INC. By: /s/ Behdad Eghbali

Name: Behdad Eghbali

Title: Vice President

SIGNATURE PAGE TO SUPPORT AGREEMENT

IN WITNESS WHEREOF, the parties have caused this Agreement to be executed as of the date first written above.

CORNERSTONE ONDEMAND, INC. By: /s/ Philip S. Saunders

Name: Philip S. Saunders

Title: Chief Executive Officer

SIGNATURE PAGE TO SUPPORT AGREEMENT

IN WITNESS WHEREOF, the parties have caused this Agreement to be executed as of the date first written above.

SLA CM CHICAGO HOLDINGS, L.P. By: /s/ Andrew J. Schader

Name: Andrew J. Schader

Title: Managing Director

Principal Amount
$218,242,000.00

SIGNATURE PAGE TO SUPPORT AGREEMENT

Schedule A

Affiliate Agreements

1.	Service Agreement, dated as of January 19, 2018, by and between the Company and Silver Lake Technology Management, L.L.C.

2.	VCOC Letter Agreement, dated December 8, 2017, by and between the Company and Silver Lake Alpine, L.P. (f/k/a Silver Lake Credit Partners, L.P.).

EXHIBIT 10.5

SUPPORT AGREEMENT

THIS SUPPORT AGREEMENT (“Agreement”) is entered into as of August 5, 2021, by and among Sunshine Software Holdings, Inc., a Delaware corporation (“Parent”), Sunshine Software Merger Sub, Inc., an indirect and wholly owned subsidiary of Parent (“Merger Sub”), the entity identified on the signature page hereto (“Securityholder”), and Cornerstone OnDemand, Inc., a Delaware corporation (the “Company”).

RECITALS

WHEREAS, Securityholder is (a) the record and beneficial owner of $75,758,000.00 aggregate principal amount of the Convertible Notes and (b) not a holder of record nor the “beneficial owner” (within the meaning of Rule 13d-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) of any shares of common stock, par value $0.0001 per share (the “Common Stock”), of the Company (provided, however, that it is understood and agreed that (x) shares issuable from time to time pursuant to conversion of the Convertible Notes and (y) any shares of Common Stock owned of record by any director or officer of the Company are not deemed to be beneficially owned by Securityholder for any purpose of this Agreement);

WHEREAS, Parent, Merger Sub, and the Company are entering into an Agreement and Plan of Merger of even date herewith (such agreement, as amended or otherwise modified from time to time (other than, for the avoidance of doubt, by an Adverse Amendment (as defined below), the “Merger Agreement”), which provides (subject to the conditions set forth therein) for, among other things, the merger (the “Merger”) of Merger Sub with and into the Company with the Company as the surviving company in the Merger; and

WHEREAS, Securityholder is entering into this Agreement in order to induce Parent to enter into the Merger Agreement and cause the Merger to be consummated.

NOW, THEREFORE, in consideration of the foregoing, the representations, warranties, covenants and agreements set forth in this Agreement, and other good and valuable consideration, the adequacy and receipt of which are hereby acknowledged, the parties hereby agree as follows:

AGREEMENT

SECTION 1. CERTAIN DEFINITIONS

For purposes of this Agreement:

(a) Capitalized terms used but not otherwise defined in this Agreement have the meanings assigned to such terms in the Merger Agreement; provided, however, that no portfolio company (as such term is customarily understood among institutional private equity investors) of Securityholder shall be an Affiliate of Securityholder hereunder.

(b) “Affiliate Agreements” shall mean the following agreements (as amended, restated, supplemented or modified from time to time) to which Securityholder or any of its Affiliates are a party: (a) the Investment Agreement and (b) any other Contract to which Securityholder or any of its Affiliates is a party in its capacity as an equityholder of, or lender to, the Company (other than the Indenture or the Convertible Notes) (and excluding, for the avoidance of doubt, any nondisclosure agreement between the Company and Securityholder or its Affiliates and any director indemnification agreement between the Company and a director designee of Securityholder or its Affiliates).

(c) “Convertible Notes” shall mean those certain 5.75% Convertible Senior Notes Due 2023, as governed by an Indenture, dated December 8, 2017, between the Company and U.S. Bank National Association, as Trustee thereunder, as such Indenture was further amended on April 22, 2020 (as amended, restated, supplemented or otherwise modified from time to time, the “Indenture”).

(d) “Covered Securities” shall mean (i) all equity securities and equity interests of the Company (including Common Stock and any equity securities convertible into or exercisable or exchangeable for Common Stock) owned (beneficially or of record) by Securityholder as of the date hereof and (ii) all additional equity securities and equity interests of the Company (including Common Stock and any equity securities convertible into or exercisable or exchangeable for Common Stock) owned (beneficially or of record) of which Securityholder acquires beneficial or record ownership during the Voting Period (including by way of bonus issue, share dividend or distribution, sub-division, recapitalization, consolidation, exchange of shares and the like). For the avoidance of doubt, this definition of “Covered Securities” shall include the Convertible Notes.

(e) “Expiration Date” shall mean the earlier of: (i) the date on which the Merger Agreement is validly terminated in accordance with its terms; and (ii) the Effective Time.

(f) [Reserved.]

(g) “Investment Agreement” shall mean that certain Investment Agreement, dated November 8, 2017, by and among the Company and Silver Lake Alpine, L.P. (f/k/a Silver Lake Credit Partners, L.P.) and Silver Lake Group, L.L.C., as amended, restated, supplemented or otherwise modified from time to time.

(h) Securityholder shall be deemed to “Own”, be the “Owner” of, or to have acquired “Ownership” of, a security if Securityholder: (i) is the record owner of such security; or (ii) is the “beneficial owner” (within the meaning of Rule 13d-3 under the Exchange Act) of such security.

(i) A Person shall be deemed to have effected a “Transfer” of a security if such Person directly or indirectly: (i) sells, assigns, offers to sell, pledges, encumbers, grants an option with respect to, transfers or disposes of such security (by operation of law or otherwise), or any interest in such security, to any Person other than Parent or Merger Sub or the Company; (ii) enters into an agreement or commitment (whether or not in writing) to sell, assign, pledge, encumber, grant of an option to purchase with respect to, transfer or dispose of such security or any interest therein to any Person other than Parent or Merger Sub or the Company; or (iii) reduces such Person’s beneficial ownership of, interest in or risk relating to such security.

(j) “Voting Period” shall mean the period commencing on (and including) the date of this Agreement and ending on (and including) the Expiration Date.

SECTION 2. TRANSFER OF COVERED SECURITIES AND VOTING RIGHTS

2.1 Restriction on Transfer of Covered Securities. Subject to Section 2.3, during the Voting Period, Securityholder shall not, directly or indirectly, cause or permit any Transfer of any of the Covered Securities to be effected. Without limiting the generality of the foregoing, during the Voting Period, Securityholder shall not tender, agree to tender or permit to be tendered any of the Covered Securities for so long as such Covered Securities are owned (beneficially or of record) by Securityholder in response to or otherwise in connection with any tender or exchange offer.

2.

2.2 Restriction on Transfer of Voting Rights. During the Voting Period, Securityholder shall not: (a) deposit any of the Covered Securities into a voting trust; (b) grant any proxy with respect to any of the Covered Securities; or (c) other than this Agreement, enter into any tender, voting or other similar agreement or arrangement, with respect to any of the Covered Securities.

2.3 Permitted Transfers. Section 2.1 shall not prohibit a Transfer of Covered Securities by Securityholder to one or more partners or members of Securityholder or to an affiliated entity under common control with Securityholder; provided, however, that a Transfer referred to in this sentence shall be permitted only if, (a) as a precondition to such Transfer, the transferee agrees in a written document to which Parent is a party, reasonably satisfactory in form and substance to Parent and the Company, to be bound by all of the terms of this Agreement, and (b) if such Transfer relates to Common Stock, such Transfer is effected no later than three business days prior to the scheduled record date of the Company Stockholders Meeting (or any adjournment or postponement thereof) or if such Transfer relates to the Convertible Notes (unless the transferee agrees in writing for the benefit of the Company and Parent to consent to the Indenture Amendments and to cause any subsequent transferee of such Convertible Notes to consent to the Indenture Amendments), such Transfer, if made prior to receipt of any consents necessary to approve the Indenture Amendments, is effected no later than three business days prior to the record date established for the purposes of determining the holders of the Convertible Notes entitled to consent to the Indenture Amendments (as defined below) and does not delay, hinder or impede (i) the timely voting of the Covered Securities or the timely submission of consents in connection with any consent solicitation to effect the Indenture Amendments or the consummation of the Indenture Amendments or (ii) the consummation of the Merger.

2.4 Other Restrictions. During the Voting Period, Securityholder shall not take any action that would make any representation or warranty of Securityholder contained herein untrue or incorrect (except to the extent such representation or warranty is made expressly as of the date of this Agreement) or in any way restrict, limit or interfere with the performance of any of Securityholder’s obligations under this Agreement or the transactions contemplated hereby or by the Merger Agreement, seek to do or solicit any of the actions prohibited in this Section 2.

2.5. [Reserved.]

2.6 Acquisition of Covered Securities. After the execution of this Agreement until the Closing (and other than in connection with the conversion of the Convertible Notes as contemplated hereunder), Securityholder agrees that it will not, directly or indirectly, convert the Convertible Notes or otherwise acquire or enter into any agreement to acquire, beneficial ownership of any shares of Common Stock or other voting equity securities of the Company; provided, that for the avoidance of doubt, this provision shall not apply in respect of any Common Stock owned of record by any director or officer of the Company. Notwithstanding anything herein to the contrary, Securityholder shall not be liable for, and the Company on behalf of itself, its affiliates, successors and Representatives hereby expressly and irrevocably waives, any breach by Securityholder of Section 4.18 of the Investment Agreement arising from, or relating to, Securityholder’s entry into, consummation of or performance of its obligations under this Agreement.

3.

SECTION 3. [Reserved.]

SECTION 4. REPRESENTATIONS AND WARRANTIES OF THE PARTIES

4.1 Representations and Warranties of Securityholder. Securityholder hereby represents and warrants to Parent and Merger Sub as follows:

4.1.1 Authorization, etc. Securityholder has all requisite power, authority and capacity to execute and deliver this Agreement and to perform Securityholder’s obligations hereunder. This Agreement has been duly executed and delivered by Securityholder and, assuming the due authorization, execution and delivery by the other parties hereto, constitutes legal, valid and binding obligations of Securityholder, enforceable against Securityholder in accordance with its terms, subject to: (a) Legal Requirements of general application relating to bankruptcy, insolvency and the relief of debtors; and (b) rules of law governing specific performance, injunctive relief and other equitable remedies. If Securityholder is a corporation, then Securityholder is a corporation duly organized, validly existing and in good standing under the Legal Requirements of the jurisdiction in which it was organized. If Securityholder is a general or limited partnership, then Securityholder is a partnership duly organized, validly existing and in good standing under the Legal Requirements of the jurisdiction in which it was organized. If Securityholder is a limited liability company, then Securityholder is a limited liability company duly organized, validly existing and in good standing under the Legal Requirements of the jurisdiction in which it was organized. Securityholder has reviewed and understands the terms of this Agreement, and Securityholder has consulted and relied upon Securityholder’s counsel in connection with this Agreement.

4.1.2 No Conflicts or Consents.

(a) The execution and delivery of this Agreement by Securityholder does not, and the performance of this Agreement by Securityholder will not: (i) conflict with or violate any Legal Requirements applicable to Securityholder or by which Securityholder or any of Securityholder’s properties is or may be bound or affected; (ii) result in or constitute (with or without notice or lapse of time) any breach of or default under, or give to any other Person (with or without notice or lapse of time) any right of termination, amendment, acceleration or cancellation of, or require any notice or consent under or result (with or without notice or lapse of time) in the creation of any Encumbrance on any of the Covered Securities pursuant to, any Contract to which Securityholder is a party or by which Securityholder or any of Securityholder’s Affiliates or properties is or may be bound or affected; or (iii) conflict with or violate any provision of the articles or certificate of incorporation or formation, by-laws, limited liability company agreement or such other organizational documents of Securityholder, as applicable, except, with respect to clauses (i) and (ii), for such exceptions that, individually or in the aggregate, would not have a material adverse effect on the ability of Securityholder to perform its obligations under this Agreement.

(b) The execution and delivery of this Agreement by Securityholder does not, and the performance of this Agreement by Securityholder will not, require any consent (other than customary corporate or equivalent authorization) of any Person.

(c) Securityholder is not party to any Contract that would limit or prevent Securityholder from effecting the Indenture Amendments.

4.1.3 Title to Securities. As of the date of this Agreement: (a) Securityholder does not hold or beneficially own any shares of Common Stock or other voting equity securities of the Company (provided, however, that for the avoidance of doubt, (x) any shares of Common Stock issuable pursuant to conversion of the Convertible Notes and (y) any shares of Common Stock owned of record by any director or officer of the Company are not deemed to be beneficially owned by Securityholder for any purpose of this Agreement); (b) Securityholder is the holder of the Convertible Notes with an

4.

outstanding principal amount as of the date hereof as set forth under the heading “Principal Amount” on the signature page hereof; and (c) other than the Convertible Notes, Securityholder does not have any outstanding obligations to repurchase, redeem or otherwise acquire any outstanding shares of capital stock or other ownership interests in the Company.

4.1.4. [Reserved.]

4.1.5 Affiliate Agreements. None of Securityholder or any of its Affiliates is party to any Contract with the Company or any of its Subsidiaries other than the Affiliate Agreements. Each of the Affiliate Agreements, other than the Investment Agreement, is listed on Schedule A hereto. Other than the obligations under the Affiliate Agreements, the Indenture, the Convertible Notes and this Agreement, neither the Company nor any of its Subsidiaries owes any payments or other amounts to, or at Closing will owe any payments or other amounts to, Securityholder or any of its Affiliates.

4.1.6. Accuracy of Representations. The representations and warranties of Securityholder contained in this Agreement are accurate and complete in all respects as of the date of this Agreement, and except where expressly made as of the date of this Agreement, will be accurate in all respects at all times through and including the Expiration Date as if made as of any such time or date.

4.2 Representations and Warranties of Parent and Merger Sub. Parent and Merger Sub hereby represent and warrant to Securityholder and the Company as follows:

4.2.1 Authorization, etc. Each of Parent and Merger Sub has all requisite power, authority and capacity to execute and deliver this Agreement and to perform its obligations hereunder. This Agreement has been duly executed and delivered by each of Parent and Merger Sub and, assuming the due authorization, execution and delivery by the other parties hereto, constitutes legal, valid and binding obligations of each of Parent and Merger Sub, enforceable against each of Parent and Merger Sub in accordance with its terms, subject to: (a) Legal Requirements of general application relating to bankruptcy, insolvency and the relief of debtors; and (b) rules of law governing specific performance, injunctive relief and other equitable remedies. Each of Parent and Merger Sub is duly organized, validly existing and in good standing under the Legal Requirements of the jurisdiction in which it was organized. Each of Parent and Merger Sub has reviewed and understands the terms of this Agreement, and each of Parent and Merger Sub has consulted and relied upon its counsel in connection with this Agreement.

4.2.2 No Conflicts or Consents.

(a) The execution and delivery of this Agreement by each of Parent and Merger Sub does not, and the performance of this Agreement by each of Parent and Merger Sub will not: (i) conflict with or violate any Legal Requirements applicable to Parent or Merger Sub or by which Parent or Merger Sub or any of Parent’s or Merger Sub’s properties is or may be bound or affected; (ii) result in or constitute (with or without notice or lapse of time) any breach of or default under, or give to any other Person (with or without notice or lapse of time) any right of termination, amendment, acceleration or cancellation of, or require any notice or consent under or result (with or without notice or lapse of time) in the creation of any Encumbrance pursuant to, any Contract to which Parent or Merger Sub is a party or by which Parent or Merger Sub or any of Parent’s or Merger Sub’s Affiliates or properties is or may be bound or affected; or (iii) conflict with or violate any provision of the articles or certificate of incorporation or formation, by-laws, limited liability company agreement or such other organizational documents of Parent or Merger Sub, as applicable, except, with respect to clauses (i) and (ii), for such exceptions that, individually or in the aggregate, would not have a material adverse effect on the ability of Parent or Merger Sub to perform its obligations under this Agreement.

5.

(b) The execution and delivery of this Agreement by each of Parent and Merger Sub does not, and the performance of this Agreement by each of Parent and Merger Sub will not, require any consent (other than customary corporate or equivalent authorization) of any Person.

4.2.3 Sufficiency of Proceeds. The representations and warranties of each of Parent and Merger Sub set forth in Section 3.8 (Sufficiency of Proceeds) of the Merger Agreement shall be true and correct.

4.2.4 Accuracy of Representations. The representations and warranties of each of Parent and Merger Sub contained in this Agreement are accurate and complete in all respects as of the date of this Agreement, and except where expressly made as of the date of this Agreement, will be accurate in all respects at all times through and including the Expiration Date as if made as of any such time or date.

4.3 Representations and Warranties of the Company. The Company hereby represents and warrants to Securityholder, Parent and Merger Sub as follows:

4.3.1 Authorization, etc. The Company has all requisite power, authority and capacity to execute and deliver this Agreement and to perform its obligations hereunder. This Agreement has been duly executed and delivered by the Company and, assuming the due authorization, execution and delivery by the other parties hereto, constitutes legal, valid and binding obligations of the Company, enforceable against the Company in accordance with its terms, subject to: (a) Legal Requirements of general application relating to bankruptcy, insolvency and the relief of debtors; and (b) rules of law governing specific performance, injunctive relief and other equitable remedies. The Company is duly organized, validly existing and in good standing under the Legal Requirements of the jurisdiction in which it was organized. The Company has reviewed and understands the terms of this Agreement, and the Company has consulted and relied upon its counsel in connection with this Agreement.

4.3.2 No Conflicts or Consents.

(a) The execution and delivery of this Agreement by the Company does not, and the performance of this Agreement by the Company will not: (i) conflict with or violate any Legal Requirements applicable to the Company or by which the Company or any of the Company’s properties is or may be bound or affected; (ii) result in or constitute (with or without notice or lapse of time) any breach of or default under, or give to any other Person (with or without notice or lapse of time) any right of termination, amendment, acceleration or cancellation of, or require any notice or consent under or result (with or without notice or lapse of time) in the creation of any Encumbrance pursuant to, any Contract to which the Company is a party or by which the Company or any of the Company’s Affiliates or properties is or may be bound or affected; or (iii) conflict with or violate any provision of the articles or certificate of incorporation or formation, by-laws, limited liability company agreement or such other organizational documents of the Company, as applicable, except, with respect to clauses (i) and (ii), for such exceptions that, individually or in the aggregate, would not have a material adverse effect on the ability of the Company to perform its obligations under this Agreement.

(b) The execution and delivery of this Agreement by the Company does not, and the performance of this Agreement by the Company will not, require any consent (other than customary corporate or equivalent authorization) of any Person.

4.3.3 Conversion Rate. As of the date of this Agreement, (a) the “Conversion Rate” of the Convertible Notes means 23.8095 prior to calculating any Make-Whole Applicable Increase (as defined in the Indenture), and (b) there has been no event to occur that has caused, or will give rise to, the Conversion Rate to be adjusted under Article 10 of the Indenture or otherwise (excluding the Merger).

6.

4.3.4 Accuracy of Representations. The representations and warranties of the Company contained in this Agreement are accurate and complete in all respects as of the date of this Agreement, and except where expressly made as of the date of this Agreement, will be accurate in all respects at all times through and including the Expiration Date as if made as of any such time or date.

SECTION 5. MISCELLANEOUS

5.1 Disclosure. Each party hereto hereby agrees to permit the other parties to publish and disclose in any press release, the Company Proxy Statement and any other filing or disclosure required under the Exchange Act generally or otherwise required in connection with the Merger Agreement and the transactions contemplated thereby (and any amendments or supplements thereto) (including the Merger), the identity of the parties, Securityholder’s ownership of the Convertible Notes and the nature of the parties’ commitments, arrangements and understandings under this Agreement (including, for the avoidance of doubt, the disclosure of the existence of (or, to the extent required by Legal Requirement, a copy of) this Agreement).

5.2. [Reserved.]

5.3 No Legal Action. Securityholder shall not, and shall direct its Representatives not to, bring, commence, institute, maintain, voluntarily aid or prosecute (collectively, “Litigate”) any claim, appeal or proceeding which (a) challenges the validity of any provision of this Agreement, or (b) alleges that the execution and delivery of this Agreement by Securityholder breaches any duty that such Securityholder has (or may be alleged to have) to the Company or to holders of Common Stock; provided, that this Section 5.3 shall not (a) be deemed a waiver of any rights of Securityholder or its Representatives for any breach of this Agreement or the Merger Agreement by Parent, Merger Sub, the Company or any of their respective affiliates or successors or (b) restrict the ability of Securityholder or its Representatives to Litigate in connection with any claim, appeal or proceeding brought against it or its Representatives in connection with this Agreement or the Merger Agreement.

5.4 Certain Adjustments. In the event of a stock split, stock dividend or distribution, or any change in the Common Stock by reason of any split-up, reverse stock split, recapitalization, combination, reclassification, exchange of shares or the like, the terms “Common Stock” and “Covered Securities” shall be deemed to refer to and include such shares as well as all such stock dividends and distributions and any securities into which or for which any or all of such shares may be changed or exchanged or which are received in such transaction.

5.5 Reliance. Securityholder understands and acknowledges that Parent is entering into the Merger Agreement in reliance upon Securityholder’s execution and delivery of this Agreement and compliance with the terms hereof.

5.6 Survival of Representations, Warranties and Agreements. All representations, warranties, covenants and agreements made by each party in this Agreement, and the other parties’ rights and remedies with respect thereto, shall survive until (and shall terminate upon) the termination of this Agreement; provided, that nothing herein shall relieve any party of liability for (i) any breach of any such covenant or agreement before it terminated or (ii) any inaccuracy or breach of any such representation or warranty to the extent that any good faith allegation of such inaccuracy or breach is made in writing prior to such expiration. Notwithstanding anything herein to the contrary, nothing in this Agreement shall be applicable to or in respect of, and no representation, warranty, covenant or agreement is hereby made in respect of, any shares of Common Stock held of record by any director or officer of the Company.

5.7. [Reserved.]

7.

5.8 Expenses. Securityholder shall be entitled to reimbursement from the Company of all reasonable and documented out-of-pocket expenses (including attorneys’ fees) incurred by Securityholder or its affiliates in connection with the transactions contemplated pursuant to this Agreement, including all reasonable and documented out-of-pocket expenses related to the structuring, drafting, negotiating and entry into this Agreement and any related amendment of the Indenture or other similar documents as contemplated by this Agreement, which the Company shall do promptly and in any event within five (5) business days of such request from Securityholder. At or promptly following the Closing, the Company shall reimburse all such fees incurred by Securityholder and its affiliates in connection with the foregoing to the extent not previously paid under this Section 5.8.

5.9 Notices. Notices, requests, instructions or other documents to be given under this Agreement shall be in writing and shall be deemed given, (a) when delivered, if delivered personally to the intended recipient, (b) upon transmission, if sent by email (provided no “bounceback” or notice of non-delivery is received) and (c) one business day later, if sent by overnight delivery via a national courier service (providing proof of delivery), and in each case, addressed to a party at the following address for such party (or to such other address as such party may hereafter specify for such purpose from time to time):

if to Securityholder:

Name:	SLA Chicago Co-Invest II, L.P.
Address:	c/o Silver Lake
55 Hudson Yards
550 West 34th Street, 40th Floor
New York, NY 10001
Attn:	Andy Schader
E-mail:	andy.schader@silverlake.com

with a copy (which shall not constitute notice) to:

Simpson Thacher & Bartlett LLP

2475 Hanover Street

Palo Alto, CA 94304

Attn:     Robert Langdon

     Daniel N. Webb

E-mail: robert.langdon@stblaw.com

     dwebb@stblaw.com

if to the Company (prior to the Effective Time):

Name:	Cornerstone OnDemand, Inc.
Address:	1601 Cloverfield Blvd., Suite 600S
Santa Monica, CA 90404
Attn:	Adam Weiss, Chief Administrative Officer & General Counsel
E-mail:	aweiss@csod.com

with a copy (which shall not constitute notice) to:

Cooley LLP

3 Embarcadero Center, 20th Floor

San Francisco, CA 94111

Attn:     Jamie Leigh; Ben Beerle

E-mail: jleigh@cooley.com; bbeerle@cooley.com

8.

if to Parent or Merger Sub (or following the Effective Time, the Company):

Address:	c/o Clearlake Capital Group, L.P.
233 Wilshire Boulevard, Suite 800
Santa Monica, CA 90401
Attn:	Behdad Eghbali, Founder and Managing Partner
E-mail:	behdad@clearlake.com
Attn:	Fred Ebrahemi, Chief Operating Officer and General Counsel
E-mail:	febrahemi@clearlake.com

with a copy (which shall not constitute notice) to:

Sidley Austin LLP

1999 Avenue of the Stars

17th Floor

Los Angeles, CA 90067

Attn: Mehdi Khodadad and Scott Williams

E-mail: mkhodadad@sidley.com and swilliams@sidley.com

5.10 Severability. Any term or provision of this Agreement that is invalid or unenforceable in any situation in any jurisdiction shall not affect the validity or enforceability of the remaining terms and provisions hereof or the validity or enforceability of the offending term or provision in any other situation or in any other jurisdiction. If the final judgment of a court of competent jurisdiction declares that any term or provision hereof is invalid or unenforceable, the parties hereto agree that the court making such determination shall have the power to limit the term or provision, to delete specific words or phrases, or to replace any invalid or unenforceable term or provision with a term or provision that is valid and enforceable and that comes closest to expressing the intention of the invalid or unenforceable term or provision, and this Agreement shall be enforceable as so modified. In the event such court does not exercise the power granted to it in the prior sentence, the parties hereto agree to replace such invalid or unenforceable term or provision with a valid and enforceable term or provision that will achieve, to the extent possible, the economic, business and other purposes of such invalid or unenforceable term or provision.

5.11 Entire Agreement. This Agreement, the Merger Agreement, the Indenture, the Investment Agreement and any other documents delivered by the parties in connection herewith constitute the entire agreement between the parties with respect to the subject matter hereof and thereof and supersede all prior agreements and understandings between the parties with respect thereto.

5.12 Amendments. This Agreement may not be amended, modified, altered or supplemented other than by means of a written instrument duly executed and delivered on behalf of Parent and Securityholder.

5.13 Assignment; Binding Effect; No Third-Party Rights. Except as provided herein, including pursuant to Section 2.3, neither this Agreement nor any of the interests or obligations hereunder may be assigned or delegated by any party, and any attempted or purported assignment or delegation of any of such interests or obligations shall be void. Subject to the preceding sentence, this Agreement shall be binding upon each party’s successors and assigns, and shall inure to the benefit of each party and its successors and assigns. Without limiting any of the restrictions set forth in Section 2, Section 3 or elsewhere in this Agreement, this Agreement shall be binding upon any Person to whom any Covered Securities are Transferred. Nothing

9.

in this Agreement is intended to confer on any Person (other than the parties and their successors and assigns) any rights or remedies of any nature. This Agreement may only be enforced against, and any claim or cause of action based upon, arising out of, or related to this Agreement or the transactions contemplated hereby may only be brought against the entities that are expressly named as parties hereto and their respective successors and assigns (including any Person that executes and delivers a joinder to this Agreement). Except as set forth in the immediately preceding sentence, no past, present or future director, officer, employee, incorporator, member, partner, stockholder, affiliate, agent, attorney, advisor or representative of any party hereto (collectively, the “Specified Persons”) shall have any liability for any obligations or liabilities of any party hereto under this Agreement or for any claim based on, in respect of, or by reason of, the transactions contemplated hereby.

5.14 Specific Performance. The parties agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with the specific terms or were otherwise breached. Each party agrees that, in the event of any breach or threatened breach by a party of any covenant or obligation contained in this Agreement, the other parties shall be entitled, without any proof of actual damage (and in addition to any other remedy that may be available to it, including monetary damages) to seek to obtain: (a) a decree or order of specific performance to enforce the observance and performance of such covenant or obligation; and (b) an injunction restraining such breach or threatened breach. Each party further agrees that neither the parties nor any other Person shall be required to obtain, furnish or post any bond or similar instrument in connection with or as a condition to obtaining any remedy referred to in this Section 5.14, and each party irrevocably waives any right it may have to require the obtaining, furnishing or posting of any such bond or similar instrument.

5.15 Non-Exclusivity. The rights and remedies of each party under this Agreement are not exclusive of or limited by any other rights or remedies which it may have, whether at law, in equity, by contract or otherwise, all of which shall be cumulative (and not alternative). Without limiting the generality of the foregoing, the rights and remedies of each party under this Agreement, and the obligations and liabilities of the other parties under this Agreement, are in addition to their respective rights, remedies, obligations and liabilities under common law requirements and under applicable Legal Requirements.

5.16 Governing Law; Jurisdiction; Waiver of Jury Trial.

(a) This Agreement, the rights and obligations of the parties hereto under this Agreement, and any disputes arising under or relating to this Agreement shall be deemed to be made in and in all respects shall be interpreted, construed and governed by and in accordance with the Law of the State of Delaware without regard to the conflict of law principles thereof.

(b) Each of the parties (i) irrevocably submits exclusively to the jurisdiction of the Chancery Courts of the State of Delaware (the “Chancery Court”) or, if the Chancery Court declines jurisdiction, any other Delaware state court, and the federal courts of the United States of America, in each case, located in New Castle County in the State of Delaware (collectively, “Chosen Courts”) in the event any dispute arises out of this Agreement or any of the transactions contemplated hereby, (ii) agrees that it will not attempt to deny or defeat such personal jurisdiction by motion or other request for leave from any such court, (iii) agrees that it will not bring any Legal Proceeding by or before any Governmental Body relating to this Agreement or any of the transactions contemplated hereby in any court other than the Chosen Courts, (iv) waives any objection that it may now or hereafter have to the venue of any such Legal Proceeding in the Chosen Courts or that such Legal Proceeding was brought in an inconvenient court and agrees not to plead or claim the same and (v) consents to service being made through the notice procedures set forth in Section 5.9. Each of the parties hereby agrees that service of any process, summons, notice or document by U.S. registered mail to the respective addresses set forth in Section 5.9 shall be effective service of process for any Legal Proceeding in connection with this Agreement or the transactions contemplated hereby. Notwithstanding the foregoing in this Section 5.16(b), a party may commence any legal action or proceeding in a court other than the above-named courts solely for the purpose of enforcing an order or judgment issued by one of the above-named courts.

10.

(c) EACH PARTY ACKNOWLEDGES AND AGREES THAT ANY CONTROVERSY WHICH MAY ARISE UNDER THIS AGREEMENT IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES, AND THEREFORE EACH SUCH PARTY HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY RIGHT SUCH PARTY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT, OR CONTEMPLATED BY THIS AGREEMENT. EACH PARTY CERTIFIES AND ACKNOWLEDGES THAT (i) NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER, (ii) EACH SUCH PARTY UNDERSTANDS AND HAS CONSIDERED THE IMPLICATIONS OF THIS WAIVER, (iii) EACH SUCH PARTY MAKES THIS WAIVER VOLUNTARILY AND (iv) EACH SUCH PARTY HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 5.16.

5.17 Counterparts; Effectiveness. This Agreement may be executed in any number of counterparts (including by attachment to electronic mail in portable document format (PDF)), each such counterpart being deemed to be an original instrument, and all such counterparts shall together constitute the same agreement, and shall become effective when one or more counterparts have been signed by each of the parties hereto and delivered to the other parties hereto.

5.18 Captions. The captions contained in this Agreement are for convenience of reference only, shall not be deemed to be a part of this Agreement and shall not be referred to in connection with the construction or interpretation of this Agreement.

5.19. [Reserved.]

5.20 Waiver. No failure on the part of any party to exercise any power, right, privilege or remedy under this Agreement, and no delay on the part of any party in exercising any power, right, privilege or remedy under this Agreement, shall operate as a waiver of such power, right, privilege or remedy; and no single or partial exercise of any such power, right, privilege or remedy shall preclude any other or further exercise thereof or of any other power, right, privilege or remedy. A party shall not be deemed to have waived any claim available to such party arising out of this Agreement, or any power, right, privilege or remedy of such party under this Agreement, unless the waiver of such claim, power, right, privilege or remedy is expressly set forth in a written instrument duly executed and delivered on behalf of such party; and any such waiver shall not be applicable or have any effect except in the specific instance in which it is given.

5.21 Independence of Obligations. The covenants and obligations of each party set forth in this Agreement shall be construed as independent of any other Contract between such party, on the one hand, and the any of the other parties, on the other. The existence of any claim or cause of action by a party against another party shall not constitute a defense to the enforcement of any of such covenants or obligations against such party. Nothing in this Agreement shall limit any of the rights or remedies under the Merger Agreement of any of the parties thereto, or except as expressly stated otherwise herein, any of the rights or remedies or any of the obligations under any agreement between the parties or any certificate or instrument executed by a party in favor of another party, and nothing in the Merger Agreement or in any other such agreement, certificate or instrument, shall limit any of the rights or remedies or any of the obligations of under this Agreement.

11.

5.22. [Reserved.]

5.23. Further Assurances. Subject to the terms and conditions of this Agreement, upon request of the Company, each party shall use its reasonable best efforts to take, or cause to be taken, all actions, and to do, or cause to be done, all things reasonably necessary on such party’s part to fulfill such party’s obligations under this Agreement.

5.24 Legal Duties and Merger Agreement; Acknowledgment.

(a) Notwithstanding anything to the contrary in this Agreement, nothing in this Agreement shall prevent any person associated with Securityholder who is a member of the Board of Directors of the Company, in his capacity as such, from (i) participating in or facilitating any action that the Company or its Board of Directors, or members thereof, are permitted to take under the Merger Agreement or (ii) taking any action that a director of the Company determines in good faith is required to take in satisfaction of his fiduciary duties or in order to comply with applicable Legal Requirements.

(b) Each of Parent, Merger Sub and the Company acknowledges that Securityholder signs this Agreement solely in its capacity as Owner of the Covered Securities and nothing herein shall limit or affect any actions taken by any person associated with Securityholder, or require any such person associated with Securityholder to take any action, in his or her capacity as an officer or director of the Company. Parent and Merger Sub acknowledge and agree that except for representations and warranties expressly set forth in this Agreement, neither the Securityholder nor any representatives of the Securityholder have made any representation or warranty, express or implied, in connection with this Agreement, the Merger Agreement or Parent’s and the Merger Sub’s investigation of the Company. Parent and the Merger Sub acknowledge and agree that Securityholder shall have no liability to the Parent or the Merger Sub for any breach of the Merger Agreement.

5.25 Convertible Notes; Affiliate Agreements. Securityholder covenants, acknowledges and agrees, that:

(a) At the Effective Time, to the extent the Convertible Notes do not automatically convert in accordance with the Automatic Conversion provisions described below, Securityholder shall, and shall cause its Affiliates to, sell to the Company, and the Company shall purchase, all of the Convertible Notes owned by Securityholder or any of its Affiliates at the Effective Time in exchange for a purchase price equal to, for each $1,000 principal amount of Convertible Notes so sold, an amount equal to the Conversion Rate (as defined in the Indenture) on the Conversion Date (as defined in the Indenture) (and shall be increased pursuant to Section 10.14 of the Indenture in respect of the transactions contemplated by the Merger Agreement as if such Convertible Notes had been converted during the Make-Whole Conversion Period (as defined in the Indenture) relating to the Merger), multiplied by the price paid per share of Common Stock in the Merger pursuant to the Merger Agreement (i.e., the Merger Consideration), plus all unpaid interest accrued on such Convertible Notes to, but excluding, such date, which purchase price shall be payable in cash to the Securityholder on the Closing Date (such date of payment, the “Payment Date”). For purposes of the foregoing calculation of the purchase price and for the avoidance of doubt, the parties agree that the Merger shall constitute a Make-Whole Fundamental Change under the Indenture. Securityholder and the Company agree that, in the event the Payment Date for such repurchase occurs after a record date for payment of interest with respect to the Convertible Notes so repurchased but on or before the related scheduled interest payment date provided for under the Indenture, the Company shall pay accrued and unpaid interest on the Convertible Notes so repurchased in accordance with the Indenture (in lieu of paying such accrued interest on the Payment Date).

12.

(b) Securityholder hereby consents to amend the Indenture (including by way of supplemental indenture), to:

(A) provide that:

(1) if the Merger is consummated with payment to the holders of Common Stock of cash at a price per share of Common Stock (as adjusted for stock splits, stock dividends or reverse stock splits and combinations) not less than the price per share of Common Stock provided in the Merger Agreement as of August 5, 2021, then, effective at the Effective Time, all outstanding SL Securities (as defined in the Indenture) shall automatically be converted in accordance with the Indenture, which, for the avoidance of doubt, shall entitle holders of the SL Securities (as defined in the Indenture) to receive as consideration for such conversion cash in an amount as provided by Section 10.11 of the Indenture giving effect to the Merger at the then applicable Conversion Rate, increased pursuant to Section 10.14 of the Indenture in respect of the Merger (the “Automatic Conversion”),

(2) the consideration for the Automatic Conversion shall be paid to the holders of the SL Securities on the Closing Date, and

(3) SL Securities cannot be exchanged for, and beneficial interests in Global Securities (as defined in the Indenture) that are SL Securities cannot be exchanged for, Securities that are not SL Securities and that SL Securities need not be held, and beneficial interests in Global Securities (as defined in the Indenture) that are SL Securities need not be held, by Persons (as defined in the Indenture) who are Purchasers (as defined in the Indenture) or Affiliates (as defined in the Indenture) of Purchasers, and provide that the transfer and exchange provisions and forms contained in the Indenture shall be modified accordingly, and

(4) upon conversion of the Convertible Notes on the Closing Date pursuant to an Automatic Conversion, the Company will pay to each converting holder of Convertible Notes accrued but unpaid interest on such Convertible Notes to, but excluding, the Closing Date, and that, in connection with such conversion, the last sentence of Section 10.02(d) of the Indenture will not apply, and

(B) add at the end of Section 4.07 of the Indenture the following words, “Notwithstanding anything to the contrary in this Section 4.07, this Section 4.07 shall not apply from and after the Closing (as defined in the Agreement and Plan of Merger, dated as of August 5, 2021, among Sunshine Software Holdings, Inc. (“Parent”), Sunshine Software Merger Sub, Inc. (“Merger Sub”) and the Company (as it may be amended from time to time, the “Merger Agreement”)) and shall not restrict any further incurrence of Indebtedness from time to time in such amounts as determined by the Company, provided that (x) such Closing occurs prior to the date that is five (5) business days following February 5, 2022, and (y) on the date of such Closing, some or all of the proceeds of any borrowing by the Company on the date of Closing (as defined in the Merger Agreement) and other available funds are deposited with the Paying Agent (as defined in the Merger Agreement) for payment of the Merger Consideration (as defined in the Merger Agreement) at a price per share of Common Stock (as adjusted for stock splits, stock dividends, reverse stock splits and combinations) converted into the right to receive the Merger Consideration that is not less than the price per share of Common Stock provided in the Merger Agreement as of August 5, 2021, to repay outstanding Indebtedness of the Company and its Subsidiaries to the extent required by the Merger Agreement, and to pay in full on the date of Closing the consideration due upon conversion or repurchase of the SL Securities in connection with the Merger (as defined in the Merger Agreement) (which consideration due shall be (I) in the case of a conversion, the amount described in Section 5.25(b)(A)(1) and (A)(4) of each of the Support Agreements, dated as of August 5, 2021 among Sunshine Software Holdings, Inc. Sunshine Software Merger Sub, Inc., the Company and, respectively, SLA CM Chicago Holdings, L.P. and SLA Chicago Co-Invest II, L.P. (the “Support Agreements”) and (II) in the case of a repurchase, the amount described in Section 5.25(a) of the Support Agreements (subject, as to timing, to the last sentence of such 5.25(a), as applicable)), and to pay expenses related to the transactions contemplated by the Merger Agreement to the extent required by the Merger Agreement.”

13.

Securityholder acknowledges that this Section 5.25(b) is intended to be (i) a consent contemplated by Article 9 of the Indenture to each of the foregoing amendments described in clauses (A) and (B) above (each an “Indenture Amendment” and collectively, the “Indenture Amendments”) upon which the Company and the Trustee (as defined in the Indenture) can conclusively rely in connection with effecting the Indenture Amendments and that the Company intends to (unless Parent otherwise requests in writing) effect both Indenture Amendments (the Indenture Amendments so effected, the “applicable Indenture Amendments”) and (ii) irrevocable as long as this Agreement is in effect. Securityholder agrees to use reasonable best efforts to take all actions reasonably necessary on its part to cause the applicable Indenture Amendments to be effective in a manner reasonably requested by Parent or the Company as promptly as practicable after the public announcement of the Merger Agreement and in any event no later than 25 business days after the date hereof, and to take all action required on its part, in the case of the distribution of a consent solicitation, to cause the submission of consents in accordance with the applicable procedures of the Depository (as defined in the Indenture) promptly after the distribution thereof through the facilities of the Depository). Securityholder and the Company agree that Section 4.14 of the Investment Agreement shall be of no further effect from and after the date of this Agreement.

(c) Securityholder hereby agrees to take any and all actions to cause all of the Affiliate Agreements to be terminated (without payment or other consideration or concession by Parent, the Company or any of their Subsidiaries except as otherwise provided herein or therein), effective as of and contingent upon the Closing and payment of the consideration payable in respect of the Automatic Conversion, such that such agreements shall be of no further force or effect immediately thereafter, except for (i) any rights, obligations or other provisions that survive termination of such agreements by their terms, (ii) unpaid expense reimbursement or other fees or compensation owed to Securityholder or its affiliates or representatives, including any director designee, (iii) any indemnification provisions inuring to the benefit of Securityholder, its affiliates or representatives, including any director designee, in connection with Securityholder’s investment in the Company and (iv) to the extent that a party thereunder may seek recourse for any breach thereof.

(d) If the Closing occurs, this Section 5.25 shall survive any Expiration Date to the extent necessary for performance of this Section 5.25 to be completed.

5.26. Registration Waiver. After the execution of this Agreement and until termination of this Agreement in accordance with its terms, Securityholder, on behalf of itself and its affiliates, waives any requirement of the Company to register the Convertible Notes for resale and any event of default in relation thereto.

5.27 Construction.

(a) For purposes of this Agreement, whenever the context requires: the singular number shall include the plural, and vice versa; the masculine gender shall include the feminine and neuter genders; the feminine gender shall include the masculine and neuter genders; and the neuter gender shall include masculine and feminine genders.

(b) The parties have participated jointly in negotiating and drafting this Agreement. In the event that an ambiguity or a question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the parties, and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any provision of this Agreement.

14.

(c) As used in this Agreement, the words “include” and “including,” and variations thereof, shall not be deemed to be terms of limitation, but rather shall be deemed to be followed by the words “without limitation.”

(d) Except as otherwise indicated, all references in this Agreement to “Sections” and “Exhibits” are intended to refer to Sections of this Agreement and Exhibits to this Agreement, and the words “herein,” “hereof” and “hereunder,” and words of similar import, shall be construed to refer to this Agreement in its entirety and not to any particular provision of this Agreement. The word “or” when used in this Agreement is not exclusive. The word “extent” in the phrase “to the extent” shall mean the degree to which a subject or other thing extends, and such phrase shall not mean simply “if”.

5.28 Termination. This Agreement shall terminate automatically upon the first to occur of (a) the termination of the Merger Agreement in accordance with its terms, (b) the later of (i) the Effective Time and (ii) the performance by all parties of all obligations hereunder, (c) the date that is five (5) business days following February 5, 2022 and (d) the date of any Adverse Amendment. An “Adverse Amendment” means an amendment or modification to the Merger Agreement or a document ancillary thereto, or a waiver of a provision therein, in a manner that (i) decreases the amount or changes the kind of consideration to be paid to the Company’s stockholders in connection with the Merger, or (ii) increases the obligations or liabilities of Securityholder under this Agreement.

[Signature Pages Follow]

15.

IN WITNESS WHEREOF, the parties have caused this Agreement to be executed as of the date first written above.

SUNSHINE SOFTWARE HOLDINGS, INC.

By:	/s/ Behdad Eghbali

Name:	Behdad Eghbali

Title:	President

SUNSHINE SOFTWARE MERGER SUB, INC.

By:	/s/ Behdad Eghbali

Name:	Behdad Eghbali

Title:	President

SIGNATURE PAGE TO SUPPORT AGREEMENT

IN WITNESS WHEREOF, the parties have caused this Agreement to be executed as of the date first written above.

CORNERSTONE ONDEMAND, INC.

By:	/s/ Philip S. Saunders

Name:	Philip S. Saunders

Title:	Chief Executive Officer

SIGNATURE PAGE TO SUPPORT AGREEMENT

IN WITNESS WHEREOF, the parties have caused this Agreement to be executed as of the date first written above.

SLA CHICAGO CO-INVEST II, L.P.

By:	/s/ Andrew J. Schader

Name:	Andrew J. Schader

Title:	Managing Director

Principal Amount
$75,758,000.00

SIGNATURE PAGE TO SUPPORT AGREEMENT

Schedule A

Affiliate Agreements

1.	Service Agreement, dated as of January 19, 2018, by and between the Company and Silver Lake Technology Management, L.L.C.

2.	VCOC Letter Agreement, dated December 8, 2017, by and between the Company and Silver Lake Alpine, L.P. (f/k/a Silver Lake Credit Partners, L.P.).

Exhibit 99.1

Cornerstone OnDemand Announces Second Quarter 2021 Financial Results

SANTA MONICA, Calif. – August 5, 2021 – Cornerstone OnDemand, Inc. (NASDAQ: CSOD) today announced results1 for its second quarter ended June 30, 2021. Additionally, in a separate release, Cornerstone announced it has entered into a definitive agreement to be acquired by Clearlake Capital Group, L.P. (together with certain of its affiliates, “Clearlake”). Under the terms of the agreement, Clearlake will acquire the outstanding shares of Cornerstone common stock for $57.50 per share in cash. The transaction has an enterprise value of approximately $5.2 billion.

Second Quarter 2021 Results2:

•	Revenue for the second quarter of 2021 was $214.3 million. This represents a 16.3% increase compared to the same period of the prior year.

•	Subscription revenue for the second quarter of 2021 was $206.8 million. This represents a 16.7% increase compared to the same period of the prior year.

•

Income (loss) from operations for the second quarter of 2021 was $20.9 million, yielding a margin of 9.8%, compared to income (loss) from operations of $(22.4) million and a margin of (12.1)% in the same period of the prior year.

•

Non-GAAP operating income for the second quarter of 2021 was $68.6 million, yielding a non-GAAP operating margin of 32.0%, compared to non-GAAP operating income of $39.9 million and a non-GAAP operating margin of 21.6% in the same period of the prior year.

•

Net loss for the second quarter of 2021 was $(0.4) million, or $(0.01) diluted net loss per share, compared to net loss of $(12.0) million, or $(0.19) diluted net loss per share, in the same period of the prior year.

•

Non-GAAP net income for the second quarter of 2021 was $51.9 million, or $0.73 non-GAAP diluted net income per share, compared to non-GAAP net income of $27.2 million, or $0.40 non-GAAP diluted net income per share, in the same period of the prior year.

•

Net cash provided by operating activities for the second quarter of 2021 was $45.3 million, yielding a margin of 21.1%, compared to net cash provided by operating activities of $22.8 million and a margin of 12.4% in the same period of the prior year.

•

Unlevered free cash flow for the second quarter of 2021 was $44.3 million, yielding a margin of 20.7%, compared to unlevered free cash flow of $15.4 million and a margin of 8.4% in the same period of the prior year. Unlevered free cash flow for the second quarter of 2021 includes approximately $4.2 million of restructuring and acquisition-related cash outflows.

Recent Highlights:

•

IDC MarketScape named Cornerstone as a leader in its Worldwide Integrated Talent Management Vendor Assessment reports for learning management, talent management, performance management, and compensation management.

•

Cornerstone hosted the Learning Content Summit: Reunite, Rebuild, Recharge, a free, virtual opportunity for organizations and their people to get valuable, timely insights and information to help drive much-needed skill development and agility at work.

•

Cornerstone was selected as one of the 2021 Top 20 Online Learning Library Companies by Training Industry. Selection of this year’s list was based on breadth and quality of courses and content; quality of features and capabilities; industry visibility, innovation, and impact; strength of clients and geographic reach; and company size and growth potential.

[1]

Non-GAAP operating income, non-GAAP operating income margin, non-GAAP net income, non-GAAP diluted net income per share, unlevered free cash flow, and unlevered free cash flow margin are non-GAAP financial measures. See the discussion in the section titled “Non-GAAP Financial Measures and Other Key Metrics” and the reconciliations at the end of this press release.

[2]	On April 22, 2020, Cornerstone acquired Saba Software, Inc. (“Saba”); the discussion herein includes Saba’s results for the post-acquisition period.

1

Quarterly Conference Call

In light of the announced transaction with Clearlake, Cornerstone will not hold its earnings conference call previously scheduled for today, August 5, 2021 at 5 p.m. ET.

About Cornerstone

Cornerstone powers the future ready workforce, with HR software and solutions designed to unite people, teams, technology and business, and inspire a work environment of growth, agility and success for all. With an AI-powered and skills-forward system designed for the contemporary workforce, we help organizations modernize the learning and development experience, deliver the most relevant content from anywhere, accelerate talent and career mobility, and establish skills as the universal language of growth and success across the business. Cornerstone serves over 6,000 customers and 75M users and is available in 180 countries and 50 languages. Learn more at https://www.cornerstoneondemand.com/

Note: Cornerstone® and Cornerstone OnDemand® are registered trademarks of Cornerstone OnDemand, Inc.

Non-GAAP Financial Measures and Other Key Metrics

To supplement its consolidated financial statements, which are prepared and presented in accordance with U.S. generally accepted accounting principles, or GAAP, the Company has provided in this press release and the quarterly conference call held on the date hereof certain non-GAAP financial measures and other key metrics. These non-GAAP financial measures and other key metrics include:

(i)	non-GAAP cost of revenue, which is defined as cost of revenue less stock-based compensation and amortization of intangible assets;

(ii)	annual recurring revenue, which is defined as the annualized recurring value of all active contracts at the end of a reporting period;

(iii)

net annual dollar retention rate, which is defined as the percentage of annual recurring revenue from all customers on the first day of a fiscal year that is retained from those same customers on the last day of that same fiscal year. This percentage excludes all annual recurring revenue from new customers added during the fiscal year. Incremental sales during the fiscal year to customers are included in the calculation solely for customers that existed as of the first day of the fiscal year. Therefore, it is possible for our net annual dollar retention rate to exceed 100% in a given fiscal year if incremental sales to existing customers exceed the churn in annual recurring revenue from those same customers during that year.

Prior to 2020, incremental sales were only included to the extent those sales offset any decrease in annual recurring revenue from the original amount on the first day of the fiscal year and therefore, the historical net annual dollar retention rate could never exceed 100%. Beginning in 2020, this ratio includes all customers. Previously, Cornerstone for Salesforce, Cornerstone PiiQ, Grovo, and Workpop customers were excluded from the calculation. We believe that our net annual dollar retention rate is an important metric to measure the long-term value of customer agreements and our ability to retain and incrementally sell to our customers;

(iv)

unlevered free cash flow, a non-GAAP financial measure, which is defined as net cash provided by operating activities minus capital expenditures and capitalized software costs plus cash paid for interest;

(v)	unlevered free cash flow margin, a non-GAAP financial measure, which is defined as unlevered free cash flow divided by revenue;

(vi)

non-GAAP net income and non-GAAP diluted net income per share, which exclude, for the periods in which they are presented, stock-based compensation, amortization of intangible assets, acquisition-related and integration expenses, restructuring expenses, accretion of debt discount and amortization of debt issuance costs, discrete tax items, fair value adjustments on strategic investments, and excludes the impacts of unamortized stock-based compensation expense in applying the treasury method for determining the non-GAAP weighted average number of dilutive shares outstanding;

(vii)	non-GAAP gross profit and non-GAAP gross margin, which exclude stock-based compensation and amortization of intangible assets reflected in cost of revenue;

2

(viii)

non-GAAP operating income and non-GAAP operating income margin, which are defined as income or loss from operations excluding stock-based compensation, amortization of intangible assets, acquisition-related and integration expenses, and restructuring expenses;

(ix)	non-GAAP operating expenses, which exclude stock-based compensation, amortization of intangible assets, acquisition-related and integration expenses, and restructuring expenses; and

(x)

non-GAAP sales and marketing expense, non-GAAP research and development expense, and non-GAAP general and administrative expense, each of which excludes stock-based compensation and amortization of intangible assets attributable to the corresponding GAAP financial measures.

The Company’s management uses these non-GAAP financial measures and other key metrics internally in analyzing its financial results and believes they are useful to investors, as a supplement to the corresponding GAAP measures, in evaluating the Company’s ongoing operational performance and trends and in comparing its financial measures with other companies in the same industry, many of which present similar non-GAAP financial measures and key metrics to help investors understand the operational performance of their businesses. In addition, the Company believes that the following non-GAAP adjustments are useful to management and investors for the following reasons:

•

Stock-based compensation. The Company excludes stock-based compensation expense because it is non-cash in nature, and management believes that its exclusion provides additional insight into the Company’s operational performance and also provides a useful comparison of the Company’s operating results to prior periods and its peer companies. Additionally, determining the fair value of certain stock-based awards involves a high degree of judgment and estimation. The expense recorded may bear little resemblance to the actual value realized upon the vesting or future exercise of such awards.

•

Amortization of intangible assets. The Company excludes amortization of acquired intangible assets because the expense is a non-cash item and management believes that its exclusion provides meaningful supplemental information regarding the Company’s operational performance and allows for a useful comparison of its operating results to prior periods and its peer companies.

•

Acquisition-related and integration. The Company excludes expenses related to acquisitions and integration because the expenses are discrete to specific acquisitions and are not necessarily indicative of its continuing operations. The Company believes that the exclusion of these expenses provides investors with a supplemental view of the Company’s operational performance.

•

Restructuring. The Company excludes expenses related to restructuring because the expense is not indicative of its continuing operations. The Company believes that the exclusion of these expenses provides investors with a supplemental view of the Company’s operational performance.

•

Accretion of debt discount and amortization of debt issuance costs. The Company recognizes effective interest expense on its debt. The difference between the effective interest expense and the contractual interest expense, which is composed of accretion of debt discount and amortization of debt issuance costs, is excluded from management’s assessment of the Company’s operating performance because management believes that these non-cash expenses are not indicative of ongoing operating performance. In addition, the exclusion of these items provides a useful comparison of the Company’s operating results to prior periods and its peer companies.

•

Discrete tax items. The Company excludes discrete income tax charges or benefits that are not expected to recur because the items are not indicative of continuing operations. The Company believes that the exclusion of these items provides investors with a supplemental view of the Company’s operational performance.

•

Fair value adjustments on strategic investments. The Company views the increase or decrease in the fair value of its strategic investments as not indicative of operational performance during any particular period and believes that the exclusion of these gains or losses provides investors with a supplemental view of the Company’s operational performance.

3

Non-GAAP financial measures should not be considered in isolation from, or as a substitute for, financial information prepared in accordance with GAAP. Investors are encouraged to review the reconciliation of these non-GAAP measures to their most directly comparable GAAP financial measures. These non-GAAP financial measures are not based on any standardized methodology prescribed by GAAP and are not necessarily comparable to similarly-titled measures presented by other companies. For the periods presented, reconciliations of the non-GAAP financial measures to their most directly comparable GAAP measures have been provided in the tables included as part of this press release.

Additional Information and Where to Find It

In connection with the proposed transaction, the Company will be filing documents with the SEC, including preliminary and definitive proxy statements relating to the proposed transaction. The definitive proxy statement will be mailed to Company stockholders in connection with the proposed transaction. BEFORE MAKING ANY VOTING DECISION, INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE PRELIMINARY AND DEFINITIVE PROXY STATEMENTS AND ANY OTHER DOCUMENTS TO BE FILED WITH THE SEC IN CONNECTION WITH THE PROPOSED TRANSACTION OR INCORPORATED BY REFERENCE IN THE PROXY STATEMENT WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. Investors and security holders may obtain free copies of these documents (when they are available) and other related documents filed with the SEC at the SEC’s web site at www.sec.gov, on the Company’s website at www.cornerstoneondemand.com or by contacting Company Investor Relations at (310) 526-2531.

Participants in the Solicitation

This communication does not constitute a solicitation of proxy, an offer to purchase, or a solicitation of an offer to sell any securities. Cornerstone and Clearlake and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from Cornerstone stockholders in connection with the proposed transaction. Information about Cornerstone’s directors and executive officers in the proposed transaction will be included in the proxy statement described above. Additional information regarding these individuals is set forth in Cornerstone’s Annual Report on Form 10-K for the fiscal year ended December 30, 2020, the definitive proxy statement on Schedule 14A for Cornerstone’s most recent Annual Meeting of Stockholders held in June 2021, and Cornerstone’s Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2021. To the extent Cornerstone’s directors and executive officers or their holdings of Cornerstone securities have changed from the amounts disclosed in those filings, to Cornerstone’s knowledge, such changes have been or will be reflected on initial statements of beneficial ownership on Form 3 or statements of change in ownership on Form 4 on file with the SEC. These documents are (or, when filed, will be) available free of charge at the SEC’s website at www.sec.gov or at Cornerstone’s website at www.cornerstoneondemand.com.

Forward-Looking Statements

This communication contains forward-looking statements which include, but are not limited to, statements regarding expected timing, completion and effects of the proposed merger. These forward-looking statements are subject to the safe harbor provisions under the Private Securities Litigation Reform Act of 1995. Cornerstone’s expectations and beliefs regarding these matters may not materialize. Actual outcomes and results may differ materially from those contemplated by these forward-looking statements as a result of uncertainties, risks, and changes in circumstances, including but not limited to risks and uncertainties related to: the ability of the parties to consummate the proposed merger, satisfaction of closing conditions precedent to the consummation of the proposed merger, potential delays in consummating the merger, the ability of Cornerstone to timely and successfully achieve the anticipated benefits of the merger and the impact of health epidemics, including the COVID-19 pandemic, on the parties’ respective businesses and the actions the parties may take in response thereto. Additional risks and uncertainties that could cause actual outcomes and results to differ materially from those contemplated by the forward-looking statements are included under the caption “Risk Factors” and elsewhere in Cornerstone’s most recent filings with the SEC, including Cornerstone’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2021 and any subsequent reports on Form 10-K, Form 10-Q or Form 8-K filed with the SEC from time to time and available at www.sec.gov.

The forward-looking statements included in this communication are made only as of the date hereof. Cornerstone assumes no obligation and does not intend to update these forward-looking statements, except as required by law.

4

Cornerstone OnDemand, Inc.

CONSOLIDATED BALANCE SHEETS

(in thousands)

(unaudited)

	June 30, 2021	December 31, 2020
Assets
Current assets:
Cash and cash equivalents	$147,025	$153,151
Accounts receivable, net	140,751	221,461
Deferred commissions, current portion	48,291	45,786
Prepaid expenses and other current assets	34,194	30,615

Total current assets	370,261	451,013
Capitalized software development costs, net	55,060	50,812
Property and equipment, net	25,520	32,271
Operating right-of-use assets	65,256	74,419
Deferred commissions, net of current portion	88,956	89,698
Long-term investments	1,867	8,565
Intangible assets, net	388,185	436,290
Goodwill	962,280	961,322
Deferred tax assets	19,877	19,169
Other assets	11,770	11,010

Total assets	$1,989,032	$2,134,569

Liabilities and stockholders’ equity
Current liabilities:
Accounts payable, accrued expenses, and other current liabilities	$118,425	$129,908
Deferred revenue, current portion	404,350	446,886
Operating lease liabilities, current portion	14,417	10,830
Debt, current portion	8,297	10,047

Total current liabilities	545,489	597,671
Debt, net of current portion	1,063,048	1,176,239
Deferred revenue, net of current portion	2,066	5,184
Operating lease liabilities, net of current portion	57,081	65,911
Deferred tax liabilities	7,378	11,936
Other liabilities, non-current	5,403	8,754

Total liabilities	1,680,465	1,865,695
Stockholders’ equity:
Common stock, $0.0001 par value	7	6
Additional paid-in capital	887,692	835,069
Accumulated deficit	(577,485)	(564,662)
Accumulated other comprehensive loss	(1,647)	(1,539)

Total stockholders’ equity	308,567	268,874

Total liabilities and stockholders’ equity	$1,989,032	$2,134,569

5

Cornerstone OnDemand, Inc.

CONSOLIDATED STATEMENTS OF OPERATIONS

(in thousands, except per share data)

(unaudited)

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2021	2020	2021	2020
Revenue	$214,343	$184,358	$423,616	$334,494
Cost of revenue [1,2]	60,775	58,000	121,311	99,924

Gross profit	153,568	126,358	302,305	234,570
Operating expenses:
Sales and marketing [1,2]	67,782	64,942	137,517	120,272
Research and development [1]	27,227	28,338	57,997	52,423
General and administrative [1,2]	31,536	25,620	63,098	50,345
Acquisition-related and integration	1,341	20,093	2,871	26,904
Restructuring[1]	4,764	9,733	10,853	9,733

Total operating expenses	132,650	148,726	272,336	259,677

Income (loss) from operations	20,918	(22,368)	29,969	(25,107)
Other income (expense):
Interest expense	(16,302)	(18,219)	(35,072)	(23,720)
Loss on extinguishment of debt and related expenses	(3,108)	—	(3,108)	—
Other, net	388	(514)	(4,516)	(5,878)

Other expense, net	(19,022)	(18,733)	(42,696)	(29,598)

Income (loss) before income tax (provision) benefit	1,896	(41,101)	(12,727)	(54,705)
Income tax (provision) benefit	(2,267)	29,114	(96)	28,943

Net loss	$(371)	$(11,987)	$(12,823)	$(25,762)

Net loss per share, basic and diluted	$(0.01)	$(0.19)	$(0.19)	$(0.41)

Weighted average common shares outstanding, basic and diluted	66,330	63,593	65,866	62,612

[1]	Includes stock-based compensation as follows:

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2021	2020	2021	2020
Cost of revenue	$2,261	$2,122	$4,317	$4,823
Sales and marketing	5,393	5,628	11,690	14,212
Research and development	3,357	2,724	7,412	7,524
General and administrative	6,212	3,421	12,085	10,506
Restructuring	1,303	208	2,504	208

Total	$18,526	$14,103	$38,008	$37,273

[2]	Includes amortization of intangible assets as follows:

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2021	2020	2021	2020
Cost of revenue	$9,518	$7,396	$19,008	$9,059
Sales and marketing	14,191	10,679	28,373	10,762
General and administrative	603	453	1,206	453

Total	$24,312	$18,528	$48,587	$20,274

6

Cornerstone OnDemand, Inc.

CONSOLIDATED STATEMENTS OF CASH FLOWS

(in thousands)

(unaudited)

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2021	2020	2021	2020
Cash flows from operating activities
Net loss	$(371)	$(11,987)	$(12,823)	$(25,762)
Adjustments to reconcile net loss to net cash provided by operating activities:
Depreciation and amortization	34,309	31,195	71,109	43,159
Accretion of debt discount and amortization of debt issuance costs	3,966	3,597	8,150	4,687
Net foreign currency and other loss	(767)	1,604	4,161	6,783
Stock-based compensation expense	18,526	14,103	38,008	37,273
Deferred income taxes	(1,801)	(30,636)	(6,004)	(30,636)
Bad debt (recoveries) expense	(280)	801	(586)	1,248
Loss on extinguishment of debt	1,999	—	1,999	—
Changes in operating assets and liabilities, net of acquisitions:
Accounts receivable	(2,666)	(14,182)	78,728	21,334
Deferred commissions	(3,366)	(3,786)	(1,118)	(3,204)
Prepaid expenses and other assets	1,774	15,870	(4,714)	9,320
Accounts payable, accrued expenses, and other current liabilities	16,710	27,632	(11,628)	9,497
Deferred revenue	(23,971)	(7,354)	(45,486)	(42,911)
Other liabilities, non-current	1,254	(4,083)	3,631	(2,026)

Net cash provided by operating activities	45,316	22,774	123,427	28,762

Cash flows from investing activities
Purchases of marketable investments	—	—	—	(20,419)
Maturities and sales of investments	—	—	—	272,173
Capital expenditures	(1,694)	(1,304)	(2,637)	(2,275)
Capitalized software costs	(7,440)	(6,135)	(15,161)	(13,524)
Cash paid for acquisitions, net of cash acquired	—	(1,279,533)	—	(1,298,172)

Net cash used in investing activities	(9,134)	(1,286,972)	(17,798)	(1,062,217)

Cash flows from financing activities
Repayment of debt	(22,074)	—	(124,586)	—
Proceeds from term loan debt, net of discount	—	979,582	—	979,582
Payments of debt issuance and modification costs	(146)	(30,268)	(146)	(30,268)
Proceeds from employee stock plans	4,596	2,497	12,107	12,627

Net cash (used in) provided by financing activities	(17,624)	951,811	(112,625)	961,941

Effect of exchange rate changes on cash, cash equivalents, and restricted cash	(226)	(2,162)	961	(2,788)

Net increase (decrease) in cash, cash equivalents, and restricted cash	18,332	(314,549)	(6,035)	(74,302)
Cash, cash equivalents, and restricted cash at beginning of period	131,487	456,154	155,854	215,907

Cash, cash equivalents, and restricted cash at end of period[1]	$149,819	$141,605	$149,819	$141,605

Supplemental cash flow data
Cash paid for interest	$8,101	$59	$27,077	$8,684
Cash paid for income taxes	1,214	1,588	3,888	2,543
Non-cash investing and financing activities:
Capitalized assets financed by accounts payable and accrued expenses	318	275	318	275
Capitalized stock-based compensation	1,146	1,925	2,424	4,115
Issuance of common stock for partial consideration for acquisition	—	32,889	—	32,889
Increase in debt discount as a result of modification of Convertible Notes	—	18,598	—	18,598

[1]	Below is a reconciliation of cash, cash equivalents, and restricted cash:

7

	As of June 30,
	2021	2020
Cash and cash equivalents	$147,025	$136,492
Restricted cash included in prepaid expenses and other current assets	396	3,837
Restricted cash included in other assets	2,398	1,276

Total cash, cash equivalents, and restricted cash	$149,819	$141,605

8

Cornerstone OnDemand, Inc.

RECONCILIATIONS OF COST OF REVENUE TO NON-GAAP COST OF REVENUE, GROSS PROFIT, AND GROSS MARGIN TO NON-GAAP GROSS PROFIT AND NON-GAAP GROSS MARGIN, INCOME (LOSS) FROM OPERATIONS TO NON-GAAP OPERATING INCOME, AND OPERATING MARGIN TO NON-GAAP OPERATING MARGIN

(in thousands)

(unaudited)

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2021	2020	2021	2020
Reconciliation of cost of revenue, gross profit, and gross margin:
Revenue	$214,343	$184,358	$423,616	$334,494
Cost of revenue	60,775	58,000	121,311	99,924

Gross profit	$153,568	$126,358	$302,305	$234,570

Gross margin	71.6%	68.5%	71.4%	70.1%
Cost of revenue	$60,775	$58,000	$121,311	$99,924
Adjustments to cost of revenue:
Stock-based compensation[1]	(2,261)	(2,122)	(4,317)	(4,260)
Amortization of intangible assets	(9,518)	(7,396)	(19,008)	(9,059)

Total adjustments to cost of revenue	(11,779)	(9,518)	(23,325)	(13,319)

Non-GAAP cost of revenue	48,996	48,482	97,986	86,605

Non-GAAP gross profit	$165,347	$135,876	$325,630	$247,889

Non-GAAP gross margin	77.1%	73.7%	76.9%	74.1%
Reconciliation of income (loss) from operations and operating margin:
Income (loss) from operations	$20,918	$(22,368)	$29,969	$(25,107)
Operating margin	9.8%	(12.1)%	7.1%	(7.5)%
Adjustments to income (loss) from operations:
Stock-based compensation[1,3]	17,223	13,895	35,504	33,004
Amortization of intangible assets	24,312	18,528	48,587	20,274
Acquisition-related and integration[2]	1,341	20,093	2,871	26,904
Restructuring[3]	4,764	9,733	10,853	9,733

Total adjustments to income (loss) from operations	47,640	62,249	97,815	89,915

Non-GAAP operating income	$68,558	$39,881	$127,784	$64,808

Non-GAAP operating margin	32.0%	21.6%	30.2%	19.4%

[1]

The difference between stock-based compensation presented above and stock-based compensation as reported in the consolidated statement of operations for the six months ended June 30, 2020, represents an amount accrued for cash bonuses as of December 31, 2019, which was settled in equity during the first quarter of 2020.

Six Months Ended
June 30,
2020
Cost of revenue	$4,260
Sales and marketing	13,302
Research and development	6,110
General and administrative	9,332

Total	$33,004

[2]

Expenses related to the acquisitions of Saba Software, Inc. and Clustree SAS primarily consisting of external professional services directly associated with the acquisitions, such as advisory fees, accounting and legal costs, filing fees, due diligence, and integration costs.

[3]	Stock-based compensation related to restructuring is presented in the restructuring line item.

9

Cornerstone OnDemand, Inc.

RECONCILIATIONS OF NET LOSS TO NON-GAAP NET INCOME AND NON-GAAP NET INCOME PER SHARE

(in thousands, except per share amounts)

(unaudited)

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2021	2020	2021	2020
Net loss	$(371)	$(11,987)	$(12,823)	$(25,762)
Adjustments to net loss
Stock-based compensation[1,3]	17,223	13,895	35,504	33,004
Amortization of intangible assets	24,312	18,528	48,587	20,274
Acquisition-related and integration[2]	1,341	20,093	2,871	26,904
Restructuring[3]	4,764	9,733	10,853	9,733
Accretion of debt discount and amortization of debt issuance costs[4]	3,966	3,597	8,150	4,687
Income tax provision (benefit)	795	(26,659)	430	(26,659)
Fair value adjustment on strategic investments[5]	(117)	—	6,745	—

Total adjustments to net loss	52,284	39,187	113,140	67,943

Non-GAAP net income	$51,913	$27,200	$100,317	$42,181

Non-GAAP basic net income per share	$0.78	$0.43	$1.52	$0.67
Non-GAAP diluted net income per share	$0.73	$0.40	$1.43	$0.62
Weighted-average common shares outstanding, basic	66,330	63,593	65,866	62,612
Non-GAAP weighted-average common shares outstanding, diluted	70,856	68,314	70,243	67,841

[1]

The difference between stock-based compensation presented above and stock-based compensation as reported in the consolidated statement of operations for the six months ended June 30, 2020, represents an amount accrued for cash bonuses as of December 31, 2019, which was settled in equity during the first quarter of 2020.

[2]

Expenses related to the acquisitions of Saba Software, Inc. and Clustree SAS primarily consisting of external professional services directly associated with the acquisitions, such as advisory fees, accounting and legal costs, filing fees, due diligence, and integration costs.

[3]	Stock-based compensation related to restructuring is presented in the restructuring line item.
[4]

Debt discount accretion and debt issuance cost amortization have been recorded in connection with our issuance of (i) $1.0047 billion of term loan debt on April 22, 2020 as well as the modification of this debt on April 23, 2021 to effectuate a repricing; and (ii) $300.0 million in convertible notes on December 8, 2017 as well as the modification of these convertible notes on April 20, 2020 to extend the maturity date from July 1, 2021 to March 17, 2023. These expenses represent non-cash charges that have been recorded in accordance with the authoritative accounting literature for such transactions.

[5]	A write-up of approximately $0.1 million was recognized during the three months ended June 30, 2021 related to a strategic investment.

10

Cornerstone OnDemand, Inc.

RECONCILIATION OF NET CASH PROVIDED BY OPERATING ACTIVITIES TO UNLEVERED FREE CASH FLOW AND UNLEVERED FREE CASH FLOW MARGIN

(A Non-GAAP Financial Measure)

(in thousands)

(unaudited)

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2021	2020	2021	2020
Reconciliation of unlevered free cash flow:
Net cash provided by operating activities	$45,316	$22,774	$123,427	$28,762
Capital expenditures	(1,694)	(1,304)	(2,637)	(2,275)
Capitalized software costs	(7,440)	(6,135)	(15,161)	(13,524)
Cash paid for interest	8,101	59	27,077	8,684

Unlevered free cash flow	$44,283	$15,394	$132,706	$21,647

Unlevered free cash flow margin	20.7%	8.4%	31.3%	6.5%

11

Cornerstone OnDemand, Inc.

TRENDED OPERATIONAL & FINANCIAL HIGHLIGHTS

(unaudited)

The following metrics are intended as a supplement to the financial statements found in this press release and other information furnished to or filed with the SEC. In the event of discrepancies between amounts in these tables and the Company’s historical disclosures or financial statements, readers should rely on the Company’s filings with the SEC and financial statements in the Company’s most recent earnings press release.

The Company intends to periodically review and refine the definition, methodology, and appropriateness of each of these supplemental metrics. As a result, metrics are subject to removal and/or change, and such changes could be material.

	FY 2020				FY 2021
	Q1’20	Q2’20	Q3’20	Q4’20	Q1’21	Q2’21	FY18	FY19	FY20
SELECTED METRICS:
Number of customers[1]	3,522	6,308	6,229	6,157	6,084	6,035	3,333	3,508	6,157
% y/y	4.6%	84.3%	80.8%	75.5%	72.7%	(4.3)%	2.6%	5.3%	75.5%
% q/q	0.4%	79.1%	(1.3)%	(1.2)%	(1.2)	(0.8)	n/a	n/a	n/a
Number of employees	1,975	3,184	3,027	2,919	2,818	2,714	1,953	1,993	2,919
% y/y	(2.1)%	56.5%	52.4%	46.5%	42.7%	(14.8)%	3.3%	2.0%	46.5%
% q/q	(0.9)%	61.2%	(4.9)%	(3.6)%	(3.5)	(3.7)	n/a	n/a	n/a
Net annual dollar retention rate[2]	n/a	n/a	n/a	n/a	n/a	n/a	105.7%	104.6%	95.1%
Annual recurring revenue (in thousands)	n/a	n/a	n/a	n/a	n/a	n/a	510,000	575,000	840,000
Net cash provided by operating activities (in thousands)	5,988	22,774	33,147	35,025	78,111	45,316	90,253	115,549	96,934
Unlevered free cash flow (in thousands)	6,253	15,394	55,929	36,356	88,423	44,283	63,471	90,203	113,932
Unlevered free cash flow margin	4.2%	8.4%	28.0%	17.6%	42.3%	20.7%	11.8%	15.6%	15.4%
FINANCIAL DATA (in thousands, except percentages):
Revenue	150,136	184,358	199,498	206,924	209,273	214,343	537.891	576,523	740,916
Subscription revenue	144,421	177,217	185,643	197,878	200,584	206,821	473.052	542,968	705,159
% y/y growth	10.0%	33.7%	35.1%	39.6%	38.9%	16.7%	n/a	14.8%	29.9%
Subscription revenue % of total revenue	96.2%	96.1%	93.1%	95.6%	95.8%	96.5%	87.9%	94.2%	95.2%
(Loss) income from operations	(2,739)	(22,368)	(1,618)	(4,826)	9,051	20,918	(7.769)	11,933	(31,551)
MARGIN DATA:
Gross margin	72.1%	68.5%	67.7%	69.8%	71.1%	71.6%	73.2%	74.1%	69.4%
Sales and marketing % of revenue	36.9%	35.2%	36.0%	35.5%	33.3%	31.6%	41.8%	39.5%	35.8%
Research and development % of revenue	16.0%	15.4%	14.9%	14.9%	14.7%	12.7%	14.3%	17.5%	15.2%
General and administrative % of revenue	16.5%	13.8%	14.5%	15.2%	15.1%	14.7%	16.7%	15.0%	14.9%
Acquisition-related and integration % of revenue	4.5%	10.9%	2.4%	2.7%	0.7%	0.6%	0.2%	—	5.0%
Restructuring % of revenue	—	5.3%	0.7%	3.9%	2.9%	2.2%	1.7%	—	2.6%
Operating margin	(1.8)%	(12.1)%	(0.8)%	(2.3)%	4.3%	9.8%	(1.4)%	2.1%	(4.3)%
NON-GAAP MARGIN DATA:
Non-GAAP gross margin	74.6%	73.7%	73.5%	75.2%	76.6%	77.1%	74.1%	76.0%	74.2%
Non-GAAP sales and marketing % of revenue	31.7%	26.4%	25.3%	25.4%	23.5%	22.5%	37.2%	34.7%	26.9%
Non-GAAP research and development % of revenue	13.8%	13.9%	12.7%	12.3%	12.8%	11.1%	12.1%	14.8%	13.1%
Non-GAAP general and administrative % of revenue	12.5%	11.8%	12.1%	12.3%	12.0%	11.5%	13.2%	11.1%	12.2%
Non-GAAP operating margin	16.6%	21.6%	23.4%	25.2%	28.3%	32.0%	11.8%	15.4%	22.1%
Non-GAAP research and development plus capitalized software % of revenue	18.7%	17.2%	16.1%	15.6%	16.5%	14.6%	16.8%	19.1%	16.8%
FOREIGN EXCHANGE RATES:
GBP to USD average period rate	1.28	1.26	1.29	1.32	1.38	1.40	1.34	1.28	1.29
GBP to USD end of period spot rate	1.23	1.23	1.28	1.37	1.38	1.38	1.27	1.32	1.37
EUR to USD average period rate	1.10	1.11	1.17	1.19	1.21	1.20	1.18	1.12	1.14
EUR to USD end of period spot rate	1.10	1.12	1.17	1.23	1.17	1.19	1.14	1.12	1.23

[1]

During the second quarter of 2020, we adjusted our method of determining customer count to exclude customers that are sold through resellers that share one tenant or instance of our product. The numbers included here reflect this change. We continue to exclude customers from our Cornerstone for Salesforce, PiiQ, Grovo, Workpop, and Clustree products from our customer count metrics.

[2]

During 2020, we adjusted our method of determining our net annual dollar retention rate. Prior to 2020, incremental sales were only included to the extent those sales offset any decrease in annual recurring revenue from the original amount on the first day of the fiscal year and therefore, the historical net annual dollar retention rate could never exceed 100%. Beginning in 2020, this ratio includes all customers. Previously, Cornerstone for Salesforce, Cornerstone PiiQ, Grovo, and Workpop customers were excluded from the calculation. The percentages included here reflect these changes.

12

	FY 2020				FY 2021
	Q1’20	Q2’20	Q3’20	Q4’20	Q1’21	Q2’21	FY18	FY19	FY20
NON-GAAP RECONCILIATIONS FOR SELECTED METRICS (in thousands, except percentages):
Net cash provided by operating activities	5,988	22,774	33,147	35,025	78,111	45,316	90,253	115,549	96,934
Capital expenditures	(971)	(1,304)	(635)	(2,875)	(943)	(1,694)	(14,895)	(18,034)	(5,785)
Capitalized software costs	(7,389)	(6,135)	(6,772)	(6,779)	(7,721)	(7,440)	(25,515)	(24,668)	(27,075)
Cash paid for interest	8,625	59	30,189	10,985	18,976	8,101	13,628	17,356	49,858

Unlevered free cash flow	6,253	15,394	55,929	36,356	88,423	44,283	63,471	90,203	113,932
Unlevered free cash flow margin	4.2%	8.4%	28.0%	17.6%	42.3%	20.7%	11.8%	15.6%	15.4%
Gross margin	72.1%	68.5%	67.7%	69.8%	71.1%	71.6%	73.2%	74.1%	69.4%
Stock-based compensation	1.4%	1.2%	1.1%	0.9%	1.0%	1.1%	0.7%	1.1%	1.0%
Amortization of intangible assets	1.1%	4.0%	4.7%	4.5%	4.5%	4.4%	0.2%	0.8%	3.8%

Non-GAAP gross margin	74.6%	73.7%	73.5%	75.2%	76.6%	77.1%	74.1%	76.0%	74.2%
Sales and marketing % of revenue	36.9%	35.2%	36.0%	35.5%	33.3%	31.6%	41.8%	39.5%	35.8%
Stock-based compensation	(5.1)%	(3.0)%	(3.5)%	(3.3)%	(3.1)%	(2.5)%	(4.6)%	(4.8)%	(3.6)%
Amortization of intangible assets	(0.1)%	(5.8)%	(7.2)%	(6.8)%	(6.7)%	(6.6)%	—%	—%	(5.3)%

Non-GAAP sales and marketing % of revenue	31.7%	26.4%	25.3%	25.4%	23.5%	22.5%	37.2%	34.7%	26.9%
Research and development % of revenue	16.0%	15.4%	14.9%	14.9%	14.7%	12.7%	14.3%	17.5%	15.2%
Stock-based compensation	(2.2)%	(1.5)%	(2.2)%	(2.6)%	(1.9)%	(1.6)%	(2.2)%	(2.7)%	(2.1)%

Non-GAAP research and development % of revenue	13.8%	13.9%	12.7%	12.3%	12.8%	11.1%	12.1%	14.8%	13.1%
General and administrative % of revenue	16.5%	13.8%	14.5%	15.2%	15.1%	14.7%	16.7%	15.0%	14.9%
Stock-based compensation	(4.0)%	(1.8)%	(2.1)%	(2.6)%	(2.8)%	(2.9)%	(3.5)%	(3.9)%	(2.5)%
Amortization of intangible assets	—%	(0.2)%	(0.3)%	(0.3)%	(0.3)%	(0.3)%	—%	—%	(0.2)%

Non-GAAP general and administrative % of revenue	12.5%	11.8%	12.1%	12.3%	12.0%	11.5%	13.2%	11.1%	12.2%
Operating margin	(1.8)%	(12.1)%	(0.8)%	(2.3)%	4.3%	9.8%	(1.4)%	2.1%	(4.3)%
Stock-based compensation	12.7%	7.4%	8.9%	9.3%	8.8%	8.1%	11.1%	12.5%	9.5%
Amortization of intangible assets	1.2%	10.1%	12.2%	11.6%	11.6%	11.3%	0.2%	0.8%	9.3%
Acquisition-related and integration	4.5%	10.9%	2.4%	2.7%	0.7%	0.6%	0.2%	—%	5.0%
Restructuring	—%	5.3%	0.7%	3.9%	2.9%	2.2%	1.7%	—%	2.6%

Non-GAAP operating margin	16.6%	21.6%	23.4%	25.2%	28.3%	32.0%	11.8%	15.4%	22.1%
Research and development plus capitalized software % of revenue	20.9%	18.7%	18.3%	18.2%	18.4%	16.2%	19.0%	21.8%	18.9%
Stock-based compensation	(2.2)%	(1.5)%	(2.2)%	(2.6)%	(1.9)%	(1.6)%	(2.2)%	(2.7)%	(2.1)%

Non-GAAP research and development plus capitalized software % of revenue	18.7%	17.2%	16.1%	15.6%	16.5%	14.6%	16.8%	19.1%	16.8%

Investor Relations Contact:

Jason Gold

Phone: +1 (310) 526-2531

jgold@csod.com

Media Contact:

Deaira Irons

Phone: +1 (310) 752-0164

dirons@csod.com

13

Exhibit 99.2

Cornerstone OnDemand Enters Definitive Agreement to Be Acquired

by Clearlake Capital Group in $5.2 Billion Transaction

Cornerstone Stockholders to Receive $57.50 Per Share in Cash

Vector Capital to Make Minority Investment at Closing

SANTA MONICA, Calif. – August 5, 2021 – Cornerstone OnDemand, Inc. (NASDAQ: CSOD), a global leader in talent management software, today announced it has entered into a definitive agreement to be acquired by Clearlake Capital Group, L.P. (together with certain of its affiliates, “Clearlake”), a leading private equity firm. Under the terms of the agreement, Clearlake will acquire the outstanding shares of Cornerstone common stock for $57.50 per share in cash. The transaction has an enterprise value of approximately $5.2 billion.

The $57.50 per share purchase price represents a premium of approximately 31% to Cornerstone’s unaffected closing stock price on June 1, 2021, the last full trading day prior to Clearlake filing a Schedule 13D in connection with the Company’s strategic review process, and a 40% premium to the Company’s unaffected LTM VWAP. Upon completion of the transaction, Cornerstone will become a private company with the flexibility and resources to continue to provide market leading, talent management software-as-a-service (“SaaS”) solutions. Additionally, Cornerstone will benefit from the operating capabilities, capital support and deep sector expertise of Clearlake and their strong track record with software platform investments.

Phil Saunders, Chief Executive Officer of Cornerstone, said, “Clearlake’s investment reflects their confidence in our talented people, the power of our SaaS solutions and our value proposition for our customers. With this transaction, we plan to continue to pursue new software capabilities that advance our customers’ efforts to optimize workforce agility, transform skill development, deliver personalized, engaging growth experiences, and align their organizations around a shared definition of success. We’re thrilled to welcome Clearlake as a partner that appreciates the impact our SaaS solutions have on the lives of people at work and our customer-centric philosophy as we accelerate our innovation.”

“This transaction represents another major milestone in Cornerstone’s amazing journey. As a private company with Clearlake as a partner, Cornerstone will be even better positioned to innovate, to capitalize on our market opportunities and to extend our platform,” said Adam Miller, Founder and Co-Chairman of the Board. “The added significant strategic flexibility and financial resources will create new opportunities for our employees, provide our clients with more capabilities to empower their people and enable us to help millions more people realize their potential.”

Richard Haddrill, Co-Chairman of the Board, said, “Today’s announcement is the culmination of a robust strategic review process conducted by the Board over the past several months. This process considered our standalone opportunities and solicited and inbound interest from a significant number of parties, including potential strategic and financial partners. We are very pleased to reach this agreement, which provides our stockholders with compelling, certain cash value and positively reflects the operational and strategic synergies achieved through Cornerstone’s prior acquisition of Saba.”

“We have long admired Cornerstone’s leading talent management SaaS solutions and the Company’s mission to help customers modernize the learning and development experience for their employees,” said Behdad Eghbali, Co-Founder and Managing Partner at Clearlake. “We believe there is a significant opportunity to strategically position Cornerstone in the market as a leading platform and industry consolidator, and we look forward to partnering with the management team to drive value through both organic growth acceleration and inorganic transformation.”

“With a compelling suite of market-leading SaaS solutions, and history of product innovation, we believe Cornerstone is well positioned in the growing and rapidly evolving talent management market,” said Prashant Mehrotra, Partner, and Paul Huber, Principal at Clearlake. “We are excited to leverage Clearlake’s O.P.S.® framework to help the Company strengthen its strategic growth plans and accelerate the pace of execution.”

“We have developed deep admiration and respect for Cornerstone over the years, in particular during our ownership of Saba Software. We are thrilled to support the Company’s outstanding management team and employees to extend Cornerstone’s leadership as the pre-eminent next-generation talent management software platform,” said David Fishman, Managing Director and Head of Private Equity, and Andy Fishman, Managing Director at Vector Capital.

Timing and Approvals

The transaction, which was unanimously approved by Cornerstone’s Board of Directors, is not subject to a financing condition and is expected to close in the second half of 2021, subject to customary closing conditions, including the receipt of regulatory approvals and approval by a majority of Cornerstone stockholders. Certain stockholders, including Clearlake, representing 15.65% of the Company’s outstanding shares have agreed to vote their shares in favor of the transaction.

Upon the completion of the transaction, Cornerstone will become a privately held company and shares of Cornerstone common stock will no longer be listed on any public market.

Second Quarter 2021 Financial Results and Conference Call

In a separate release, Cornerstone today announced its second quarter 2021 results. The press release is available on the “Investor Relations” section of the Cornerstone website at https://investors.cornerstoneondemand.com/.

In light of the announced transaction with Clearlake, Cornerstone will not hold its earnings conference call previously scheduled for today, August 5, 2021 at 5 p.m. ET.

Advisors

Qatalyst Partners and Centerview Partners LLC are serving as financial advisors to Cornerstone, and Cooley LLP is serving as legal counsel.

Morgan Stanley, Rothschild & Co., J.P. Morgan, Goldman Sachs, BoA Securities, Barclays, Jefferies and William Blair are acting as financial advisors to Clearlake. Sidley Austin LLP is serving as legal counsel to Clearlake in the connection with the acquisition and debt financing.

J.P. Morgan, BoA Securities, Ares, Golub, Antares, Barclays, Blue Owl, BMO Capital Markets, BNP Paribas, Credit Suisse, Goldman Sachs and Jefferies are providing the debt financing for the transaction.

About Cornerstone

Cornerstone powers the future ready workforce, with HR software and solutions designed to unite people, teams, technology and business, and inspire a work environment of growth, agility and success for all. With an AI-powered and skills-forward system designed for the contemporary workforce, we help organizations modernize the learning and development experience, deliver the most relevant content from anywhere, accelerate talent and career mobility, and establish skills as the universal language of growth and success across the business. Cornerstone serves over 6,000 customers and 75M users and is available in 180 countries and 50 languages. https://www.cornerstoneondemand.com/

About Clearlake

Clearlake is an investment firm founded in 2006 operating integrated businesses across private equity, credit and other related strategies. With a sector-focused approach, the firm seeks to partner with world-class management teams by providing patient, long-term capital to dynamic businesses that can benefit from Clearlake’s operational improvement approach, O.P.S.® The firm’s core target sectors are technology, industrials and consumer. Clearlake currently has approximately $39 billion of assets under management and its senior investment principals have led or co-led over 300 investments. The firm has offices in Santa Monica and Dallas. More information is available at https://www.clearlake.com.

About Vector

Vector Capital is a San Francisco-based leading global private equity firm focused on transformative investments in technology and technology-enabled businesses. Founded in 1997, Vector oversees approximately $4 billion of capital across its private equity and credit strategies from a variety of investors including university endowments, foundations, and financial institutions. Vector exclusively focuses on investments within the technology sector and has built a successful track record of executing buyouts, carve-outs, recapitalizations, minority, and credit investments. With our disciplined approach to valuation and deep-rooted operational experience, Vector has generated competitive returns and established a successful track record spanning 24 years. More information is available at https://www.vectorcapital.com.

Additional Information and Where to Find It

In connection with the proposed transaction, the Company will be filing documents with the SEC, including preliminary and definitive proxy statements relating to the proposed transaction. The definitive proxy statement will be mailed to Company stockholders in connection with the proposed transaction. BEFORE MAKING ANY VOTING DECISION, INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE PRELIMINARY AND DEFINITIVE PROXY STATEMENTS AND ANY OTHER DOCUMENTS TO BE FILED WITH THE SEC IN CONNECTION WITH THE PROPOSED TRANSACTION OR INCORPORATED BY REFERENCE IN THE PROXY STATEMENT WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. Investors and security holders may obtain free copies of these documents (when they are available) and other related documents filed with the SEC at the SEC’s web site at www.sec.gov, on the Company’s website at www.cornerstoneondemand.com or by contacting Company Investor Relations at (310) 526-2531.

Participants in the Solicitation

This communication does not constitute a solicitation of proxy, an offer to purchase, or a solicitation of an offer to sell any securities. Cornerstone and Clearlake and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from Cornerstone stockholders in connection with the proposed transaction. Information about Cornerstone’s directors and executive officers in the proposed transaction will be included in the proxy statement described above. Additional information regarding these individuals is set forth in Cornerstone’s Annual Report on Form 10-K for the fiscal year ended December 30, 2020, the definitive proxy statement on Schedule 14A for Cornerstone’s most recent Annual Meeting of Stockholders held in June 2021, and Cornerstone’s Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2021. To the extent Cornerstone’s directors and executive officers or their holdings of Cornerstone securities have changed from the amounts disclosed in those filings, to Cornerstone’s knowledge, such changes have been or will be reflected on initial statements of beneficial ownership on Form 3 or statements of change in ownership on Form 4 on file with the SEC. These documents are (or, when filed, will be) available free of charge at the SEC’s website at www.sec.gov or at Cornerstone’s website at www.cornerstoneondemand.com.

Forward-Looking Statements

This communication contains forward-looking statements which include, but are not limited to, statements regarding expected timing, completion and effects of the proposed merger. These forward-looking statements are subject to the safe harbor provisions under the Private Securities Litigation Reform Act of 1995. Cornerstone’s expectations and beliefs regarding these matters may not materialize. Actual outcomes and results may differ materially from those contemplated by these forward-looking statements as a result of uncertainties, risks, and changes in circumstances, including but not limited to risks and uncertainties related to: the ability of the parties to consummate the proposed merger, satisfaction of closing conditions precedent to the consummation of the proposed merger, potential delays in consummating the merger, the ability of Cornerstone to timely and successfully achieve the anticipated benefits of the merger and the impact of health epidemics, including the COVID-19 pandemic, on the parties’ respective businesses and the actions the parties may take in response thereto. Additional risks and uncertainties that could cause actual outcomes and results to differ materially from those contemplated by the forward-looking statements are included under the caption “Risk Factors” and elsewhere in Cornerstone’s most recent filings with the SEC, including Cornerstone’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2021 and any subsequent reports on Form 10-K, Form 10-Q or Form 8-K filed with the SEC from time to time and available at www.sec.gov.

The forward-looking statements included in this communication are made only as of the date hereof. Cornerstone assumes no obligation and does not intend to update these forward-looking statements, except as required by law.

Cornerstone Contacts:

Investor Relations

Jason Gold

jgold@csod.com

+1 (310) 526-2531

Media

Deaira Irons

dirons@csod.com

+1 (310) 752-0164

Clearlake Contact:

Jennifer Hurson

Lambert & Co.

jhurson@lambert.com

+1 (845) 507-0571